UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07455

Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

September 30, 2020
Virtus Newfleet Core Plus Bond Fund
Virtus Newfleet High Yield Fund
Virtus Newfleet Low Duration Core Plus Bond Fund
Virtus Newfleet Multi-Sector Intermediate Bond Fund
Virtus Newfleet Senior Floating Rate Fund
Virtus Newfleet Tax-Exempt Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Newfleet Core Plus Bond Fund (“Newfleet Core Plus Bond Fund”)	6	24
Virtus Newfleet High Yield Fund (“Newfleet High Yield Fund”)	9	34
Virtus Newfleet Low Duration Core Plus Bond Fund (“Newfleet Low Duration Core Plus Bond Fund”)	12	39
Virtus Newfleet Multi-Sector Intermediate Bond Fund (“Newfleet Multi-Sector Intermediate Bond Fund”)	15	51
Virtus Newfleet Senior Floating Rate Fund (“Newfleet Senior Floating Rate Fund”)	18	65
Virtus Newfleet Tax-Exempt Bond Fund (“Newfleet Tax-Exempt Bond Fund”)	21	73
Statements of Assets and Liabilities		78
Statements of Operations		82
Statements of Changes in Net Assets		84
Financial Highlights		87
Notes to Financial Statements		92
Report of Independent Registered Public Accounting Firm		104
Tax Information Notice		105
Statement Regarding Liquidity Risk Management Program		106
Fund Management Tables		107
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2020.
We witnessed unprecedented events and stark changes during the past 12 months. The global economy, which experienced strong growth during the first five months of the fiscal year, was largely shut down in March of 2020 in response to the coronavirus pandemic. Markets reacted by declining sharply, leading policymakers to quickly introduce supportive monetary and fiscal measures. These proved effective, and many markets swiftly reversed course. In fact, the U.S. stock market erased its losses and reached a new high in August.
After this wild ride, most asset classes were able to post positive returns for the 12 months ended September 30, 2020. U.S. large-capitalization stocks returned 15.15%, as measured by the S&P 500® Index. Small-cap stocks lagged, but wound up in positive territory with a return of 0.39%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), were up 0.49% for the 12 months, trailing emerging markets, which gained 10.54%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing drove the yield on the 10-year Treasury to 0.69% at September 30, 2020, down sharply from 1.68% on September 30, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.98%. Non-investment grade bonds were up 3.25% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach in the midst of this turbulence, and remain focused on helping you achieve your long-term goals. While uncertainty may lie ahead, you can depend on us to continue investing your capital with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
November 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
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VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Newfleet Core Plus Bond Fund
	Class A	$ 1,000.00	$ 1,088.40	0.80%	$ 4.18
	Class C	1,000.00	1,083.30	1.55	8.07
	Class I	1,000.00	1,089.40	0.55	2.87
	Class R6	1,000.00	1,090.00	0.43	2.25
Newfleet High Yield Fund
	Class A	1,000.00	1,165.60	1.00	5.41
	Class C	1,000.00	1,160.70	1.75	9.45
	Class I	1,000.00	1,166.60	0.75	4.06
	Class R6	1,000.00	1,164.10	0.69	3.73
Newfleet Low Duration Core Plus Bond Fund
	Class A	1,000.00	1,065.90	0.75	3.87
	Class C	1,000.00	1,061.90	1.50	7.73
	Class I	1,000.00	1,066.20	0.50	2.58
	Class R6	1,000.00	1,067.60	0.43	2.22
Newfleet Multi-Sector Intermediate Bond Fund
	Class A	1,000.00	1,131.70	0.99	5.28
	Class C	1,000.00	1,128.40	1.74	9.26
	Class I	1,000.00	1,133.70	0.74	3.95
	Class R6	1,000.00	1,134.50	0.60	3.20
Newfleet Senior Floating Rate Fund
	Class A	1,000.00	1,137.60	1.12	5.99
	Class C	1,000.00	1,133.70	1.81	9.65
	Class I	1,000.00	1,139.60	0.81	4.33
	Class R6	1,000.00	1,139.40	0.62	3.32
Newfleet Tax-Exempt Bond Fund
	Class A	1,000.00	1,034.90	0.85	4.32
	Class C	1,000.00	1,031.10	1.60	8.12
	Class I	1,000.00	1,036.20	0.60	3.05

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
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VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Newfleet Core Plus Bond Fund
	Class A	$ 1,000.00	$ 1,021.00	0.80%	$ 4.04
	Class C	1,000.00	1,017.25	1.55	7.82
	Class I	1,000.00	1,022.25	0.55	2.78
	Class R6	1,000.00	1,022.85	0.43	2.17
Newfleet High Yield Fund
	Class A	1,000.00	1,020.00	1.00	5.05
	Class C	1,000.00	1,016.25	1.75	8.82
	Class I	1,000.00	1,021.25	0.75	3.79
	Class R6	1,000.00	1,021.55	0.69	3.49
Newfleet Low Duration Core Plus Bond Fund
	Class A	1,000.00	1,021.25	0.75	3.79
	Class C	1,000.00	1,017.50	1.50	7.57
	Class I	1,000.00	1,022.50	0.50	2.53
	Class R6	1,000.00	1,022.85	0.43	2.17
Newfleet Multi-Sector Intermediate Bond Fund
	Class A	1,000.00	1,020.05	0.99	5.00
	Class C	1,000.00	1,016.30	1.74	8.77
	Class I	1,000.00	1,021.30	0.74	3.74
	Class R6	1,000.00	1,022.00	0.60	3.03
Newfleet Senior Floating Rate Fund
	Class A	1,000.00	1,019.40	1.12	5.65
	Class C	1,000.00	1,015.95	1.81	9.12
	Class I	1,000.00	1,020.95	0.81	4.09
	Class R6	1,000.00	1,021.90	0.62	3.13
Newfleet Tax-Exempt Bond Fund
	Class A	1,000.00	1,020.75	0.85	4.29
	Class C	1,000.00	1,017.00	1.60	8.07
	Class I	1,000.00	1,022.00	0.60	3.03

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
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VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited)
September 30, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index
The Bloomberg Barclays High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 EU Member States whether they have adopted the Euro or not.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Home Loan Mortgage Corporation (“Freddie Mac”)
A government-owned corporation that buys mortgages and packages them into mortgage-backed securities.
Federal National Mortgage Association (“Fannie Mae”)
A government-sponsored, publicly traded enterprise that makes mortgages available to low- and moderate-income borrowers. It does not provide loans, but backs or guarantees them in the secondary mortgage market.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
Government National Mortgage Association (“Ginnie Mae”)
A U.S. government corporation that guarantees the timely payment of principal and interest on mortgage-backed securities (MBSs) issued by approved Ginnie Mae lenders, with the goal of expanding the pool of homeowners by mostly aiding lending to homeowners who are traditionally underserved in the mortgage marketplace such as first-time home buyers and low-income borrowers.
ICE BofA Merrill Lynch 1-5 Year Corporate & Government Bond Index
The Intercontinental Exchange (“ICE”) BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA Merrill Lynch 1-22 Year US Municipal Securities Index
The ICE BofA Merrill Lynch 1–22 Year US Municipal Securities Index is a subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the total return performance of U.S. dollar- denominated investment grade tax-exempt debt publicly issued by U.S. States and territories, and their political subdivisions, in the U.S. domestic market, including all securities, with a remaining term to
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VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Newfleet Low Duration Core Plus Linked Benchmark
The Virtus Newfleet Low Duration Core Plus Linked Benchmark consists of the ICE BofAML 1-5 Year US Corporate & Government Bond Index which tracks the performance of US dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Virtus Newfleet Low Duration Core Plus Linked Benchmark prior to 2/1/2017 is that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.
Organization of the Petroleum Exporting Countries (“OPEC”)
The Organization of the Petroleum Exporting Countries (OPEC) is a group, consisting of 14 of the world’s major oil-exporting nations, which aims to manage the supply of oil in an effort to set the price of oil on the world market, in order to avoid fluctuations that might affect the economies of both producing and purchasing countries.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Permanent School Fund Guarantee Program
A program by which the bonds issued by certain public school districts and/or charter schools are guaranteed using a pool of assets held by a state for the purpose of ensuring the availability of public education.
Real Estate Mortgage Investment Conduit (“REMIC”)
A pass-through investment vehicle that is used to pool mortgage loans and issue mortgage-backed securities.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Tax-Exempt Bond Fund Linked Benchmark
The Virtus Tax-Exempt Bond Fund Linked Benchmark consists of the ICE BofAML 1-22 Year US Municipal Securities Index, a subset of the ICE BofAML US Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Virtus Tax-Exempt Bond Linked Benchmark prior to 6/30/2012 is that of the Bloomberg Barclays Municipal Bond Index.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.
5

Ticker Symbols:
Class A: SAVAX
Class C: SAVCK
Class I: SAVYX
Class R6: VBFRX
Newfleet Core Plus Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 5.66%, Class C shares at NAV returned 4.85%, Class I shares at NAV returned 5.87%, and Class R6 shares at NAV returned 6.00%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as both the Fund’s broad-based and style-specific benchmark index appropriate for comparison, returned 6.98%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The 12-month period included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response.
In the final quarter of 2019, investors maintained their appetite for risk assets. Fixed income markets responded favorably to monetary easing by global central banks, positive developments on the trade front, and signs of stability in economic data. Geopolitical developments including trade, Middle East tensions, and European politics, as well as central bank headlines, all continued to be significant market movers. During this period, spread sectors outperformed U.S. Treasuries, led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality. Within spread sectors, corporate credit outperformed securitized sectors such as commercial mortgage-backed securities and asset-backed securities.
In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-2009. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.
The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows. We sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the six months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Reserve (the Fed) lowered its target interest rate three times during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.
During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
What factors affected the Fund’s performance during its fiscal year?
The outperformance of U.S. Treasuries relative to spread sectors was the key driver of the Fund’s underperformance for the fiscal year ended September 30, 2020. Among fixed income sectors, the Fund’s allocations to bank loans and asset-backed securities detracted from performance.
The Fund’s allocations to and issue selection within corporate high-quality bonds and non-agency residential mortgage-backed securities positively contributed to performance for the fiscal year. The Fund’s underweight to emerging market high yield bonds was also beneficial. During the 12-month period, we also identified an opportunity to add municipal bonds to the Fund at attractive valuations, which positively contributed to overall performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Newfleet Core Plus Bond Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Corporate Bonds and Notes		39%
Financials	14%
Industrials	4
Consumer Discretionary	3
All other Corporate Bonds and Notes	18
Mortgage-Backed Securities		25
U.S. Government Securities		14
Asset-Backed Securities		10
Leveraged Loans		6
Municipal Bonds		3
Preferred Stocks		1
Other (includes short-term investment)		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Newfleet Core Plus Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	5.66%	4.61%	4.05%	— %	—
Class A shares at POP[3,4]	1.70	3.81	3.66	—	—
Class C shares at NAV[2] and with CDSC[4]	4.85	3.82	3.28	—	—
Class I shares at NAV[2]	5.87	4.86	4.32	—	—
Class R6 shares at NAV[2]	6.00	—	—	4.84	11/3/16
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.64	4.21 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.11%, Net 0.80%; Class C shares: Gross 1.85%, Net 1.55%; Class I shares: Gross 0.82%, Net 0.55%; Class R6 shares: Gross 0.77%, Net 0.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Ticker Symbols:
Class A: PHCHX
Class C: PGHCX
Class I: PHCIX
Class R6: VRHYX
Newfleet High Yield Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 2.88%, Class C shares at NAV returned 2.33%, Class I shares at NAV returned 3.40%, and Class R6 shares at NAV returned 3.20%. For the same period, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 3.20%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
During the 12-month period, the corporate high yield market experienced three distinct environments: pre-oil-price war/coronavirus shutdown; the shutdown-induced selloff; and the post-selloff rally. The first quarter of the fiscal year saw the high yield market perform well in an environment that favored risk assets following favorable developments in the U.S.-China trade war and with equities rallying. The market peaked in early January 2020, when the yield on the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the Index) came within 3.15% of the yield on a Treasury bond with the same maturity.
The environment changed dramatically in the second quarter of the fiscal year, with the high yield energy market selling off on news of the OPEC price war, which drove oil prices lower. Energy makes up about 10% of the Index, which is a large enough percentage to drive the performance of the market. In March, the entire market declined sharply, with equity markets selling off as the full impact of the coronavirus outbreak became known. The uncertainty led investors to reduce risky assets by selling leveraged finance and equities. Investors sold individual securities as well as equity and bond funds. The fund redemptions caused managers to sell assets to fund the redemptions. This in turn reduced valuations. The Index traded down 18.7% from the end of February, reaching a bottom on March 23rd.
In response to the market’s fragility, and in an attempt to avoid credit markets seizing up, the Federal Reserve (the Fed) launched a program to directly purchase investment grade corporate bonds. This program was expanded to cover fallen angels (companies that were formerly investment grade but now rated as high yield by the rating agencies), and allowed the Fed to buy high yield exchange-traded funds (ETFs). Investors poured money into credit asset classes in anticipation of prices rallying with the support of the Fed. These inflows caused prices to rally, and credit spreads returned to more normal levels. The third quarter of the fiscal year was one of the best for the asset class, with a total return of greater than 10%, while the fourth quarter saw another 4% return. The full-year return on the Index was 3.2%, a remarkable recovery from the lows.
While the Index posted a positive return for the year, there was wide variation across rating tiers and industries. Higher-quality names outperformed as investors were more comfortable buying their bonds given the economic volatility and larger margin for error their relatively stronger balance sheets afforded them. Lower-rated tiers also suffered credit losses from bankruptcies, with the default rate reaching a 10-year high during the fiscal year. Later in the year, investors began to dip down in quality, which led to lower-rated bonds recovering some of their losses. Overall, fundamentals remained weaker than average due to the large earnings declines in the second half of the fiscal year as the economy was partially shut down.
Industry performance – both positive and negative – was largely driven by exposure to the economic shutdown. For example, supermarkets and food & beverage names saw huge volume growth as restaurants were closed. Homebuilders benefited from the decline in mortgage rates, which boosted affordability. On the negative side, industries where activity collapsed, such as airlines and leisure names, including movie theaters and cruise lines, saw huge declines. Energy-related names also performed poorly due to the sharp decline in oil prices and reduced drilling activity.
Issuers took advantage of the strong technical factors in the market, raising large amounts of capital in the new issue market. Issuers sought cash for a variety of reasons. Companies impacted by the shutdown took the opportunity to build up reserves or cover cash outflows. Others were able to refinance into lower yields due to the sharp decline in interest rates, despite credit spreads being higher. Despite the heavy issuance, the use of proceeds generally remained conservative – very little of the issuance was used to pay dividends or make acquisitions.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended September 30, 2020, the Fund’s relative performance against the benchmark Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index benefited from strong individual security selection within industries and rating tiers, and out-of-index positions in investment grade corporate bonds. An overweight allocation to lower-quality bonds and the industry allocation hurt relative performance. In terms of investment in specific industries, the Fund’s positioning in cable-satellite, aerospace & defense, and oilfield services led to outperformance versus the benchmark. Fund performance was negatively impacted by its positioning in independent energy, metals & mining, and packaging.
Positive contributors to the Fund’s performance during the fiscal year included:
•	Hillenbrand is an industrial equipment manufacturer that was downgraded to high yield in April 2020. The Fund added to the name after the downgrade, when the company approached the market with a new issue at a much higher yield than prior issuances. While Hillenbrand has exposure to cyclical end markets, the business also has more stable lines and is highly cash generative. The bond performed well post-issuance as the market rebounded and investors became more comfortable with Hillenbrand’s business fundamentals.
•	Endo International is a pharmaceutical company that was struggling with weak pricing for generic pharmaceuticals and was facing expensive opioid
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Newfleet High Yield Fund (Continued)
litigation costs. Endo was able to complete a restructuring, which gave the bonds owned by the Fund a lien and pushed out maturities, staving off bankruptcy risk. The bonds rallied on the successful exchange offer.
•	Sprint is a wireless carrier that was acquired by financially stronger T-Mobile. Sprint bonds rallied on news that T-Mobile had secured regulatory approval for the acquisition. It also benefited from the flight to quality bonds seen during the COVID-19 selloff.
•	Hearthside Foods is a contract foods manufacturer that serves consumer packaged goods (CPG) companies. The Fund added to its position following weak results on the expectation that the operating issues were likely non-recurring and fixable. We also expected that favorable secular trends such as increased outsourcing by CPG firms and the emergence of asset-light brands would continue. The following quarters saw Hearthside post better results, and management materially improved disclosure of the results with more granular data. The bonds’ prices rallied on the improved results and more transparency from management.
•	M/I Homes is a homebuilder focused on the midwestern and southern markets. Homebuilders saw strong results as the U.S. housing market rallied with the decline in mortgage rates and increased demand for homes as people looked to move out of urban areas. The M/I Homes bonds held by the Fund rallied in this environment.
Negative contributors to the Fund’s performance during the fiscal year included:
•	Denbury Resources is an oil producer with assets in the U.S., which is focused on enhanced oil production, that is, using steam or CO2 injections to produce oil. Denbury’s results were heavily impacted by the decline in oil prices as a result of the OPEC price war, as well as the COVID-19-related shutdowns. With a significant debt load and near-term maturities, Denbury filed for bankruptcy during the year. The weak oil price environment hurt recovery values for the secured bonds the Fund owned.
•	Transocean owns offshore rigs focused on deep-water and harsh environment locations. The market for these rigs had been oversupplied, leading to continued weak day rates and a difficult environment for securing long-term contracts. An already-fragile market was made much worse with the decline in oil prices as a result of the OPEC price war, plus the COVID-19-related shutdowns. Historically, hard assets such as drilling rigs had more stable values. However, in this year’s environment, investors were unwilling to apply much value to uncontracted rigs. Lastly, Transocean executed a corporate reorganization that allowed for new priority debt to be issued that will dilute recovery for existing bonds in a bankruptcy scenario. Transocean’s bonds traded lower during the year on these negative developments.
•	Neiman Marcus is a luxury retailer that had been struggling with an over-levered balance sheet and physical retail headwinds since it was acquired by a private equity consortium. The limited margin for error, combined with a weak online presence and the COVID-19-related shutdowns this spring, led Neiman Marcus to file for bankruptcy. Neiman Marcus’s bonds traded sharply lower during the year as recovery prospects dimmed.
•	Diamond SportsGroup operates Regional Sports Networks, which were acquired by Sinclair Broadcasting Group from Disney. The acquisition was funded with a significant amount of debt. The company’s financial performance was dramatically impacted by the shutdown and delay of many professional events in 2020. In addition, Diamond has contracts with cable and satellite companies to carry its channels, and these must be renewed. The uncertainty around the long-term impact of COVID-19 made these negotiations more difficult and shifted the balance of power to the cable and satellite companies. The weak financial performance plus worsening outlook led to the bonds trading lower.
•	Frontier Communications is a telecommunications firm offering wireline services such as voice, internet, and video to residential and business customers. Years of weak operating performance due to competition with cable and declining demand for voice services, as well as several debt-funded acquisitions, left Frontier over-levered and needing to restructure. The Fund owned short-dated bonds that were expected to be refinanced prior to a restructuring event. However, Frontier filed for bankruptcy prior to the bonds’ maturity date and, as a result, the bonds traded lower.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Corporate Bonds and Notes		93%
Communication Services	16%
Consumer Discretionary	16
Industrials	12
All other Corporate Bonds and Notes	49
Leveraged Loans		7
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Newfleet High Yield Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	2.88%	5.62%	5.51%	— %	—
Class A shares at POP[3,4]	-0.97	4.81	5.11	—	—
Class C shares at NAV[2] and with CDSC[4]	2.33	4.81	4.72	—	—
Class I shares at NAV[2]	3.40	5.93	—	5.23	8/8/12
Class R6 shares at NAV[2]	3.20	—	—	4.98	11/3/16
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	3.20	6.78	6.46	— [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.37%, Net 1.01%; Class C shares: Gross 2.12%, Net 1.76%; Class I shares: Gross 1.16%, Net 0.76%; Class R6 shares: Gross 1.05%, Net 0.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 5.68% for the inception date of Class I shares and 5.56% for the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
11

Ticker Symbols:
Class A: HIMXZX
Class C: PCMZX
Class I: HIBIX
Class R6: VLDRX
Newfleet Low Duration Core Plus Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Fund is diversified and has an investment objective to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 3.21%, Class C shares at NAV returned 2.44%, Class I shares at NAV returned 3.46%, and Class R6 shares at NAV returned 3.54%. For the same period, the Newfleet Low Duration Core Plus Linked Benchmark, returned 4.82%, and the ICE BofA Merrill Lynch 1-5 Year Corporate & Government Bond Index, returned 4.82%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The 12-month period included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response.
In the final quarter of 2019, investors maintained their appetite for risk assets. Fixed income markets responded favorably to monetary easing by global central banks, positive developments on the trade front, and signs of stability in economic data. Geopolitical developments including trade, Middle East tensions, and European politics, as well as central bank headlines, all continued to be significant market movers. During this period, spread sectors outperformed U.S. Treasuries, led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality. Within spread sectors, corporate credit outperformed securitized sectors such as commercial mortgage-backed securities and asset-backed securities.
In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-2009. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.
The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows. We sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the six months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Reserve (the Fed) lowered its target interest rate three times during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.
During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
What factors affected the Fund’s performance during its fiscal year?
The outperformance of U.S. Treasuries relative to spread sectors was the key driver of the Fund’s underperformance for the fiscal year ended September 30, 2020. Among fixed income sectors, issue selection within bank loans detracted from performance. The Fund’s overweight to asset-backed securities relative to the index also hurt performance.
The Fund’s allocation to and issue selection within non-agency residential mortgage-backed securities positively contributed to performance for the fiscal year. Issue selection within corporate high-quality bonds and asset-backed securities was also beneficial.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
12

Newfleet Low Duration Core Plus Bond Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Asset-Backed Securities		33%
Mortgage-Backed Securities		30
Corporate Bonds and Notes		20
Financials	7%
Information Technology	2
Utilities	2
All other Corporate Bonds and Notes	9
U.S. Government Securities		8
Leveraged Loans		5
Short-Term Investment		2
Other		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
13

Newfleet Low Duration Core Plus Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	3.21%	2.52%	2.54%	— %	—
Class A shares at POP[3,4]	0.88	2.06	2.30	—	—
Class C shares at NAV[2] and with CDSC[4]	2.44	1.76	1.77	—	—
Class I shares at NAV[2]	3.46	2.78	2.79	—	—
Class R6 shares at NAV[2]	3.54	—	—	4.84	12/19/18
Newfleet Low Duration Core Plus Linked Benchmark	4.82	2.67	2.55	5.49 [5]	—
ICE BofA Merrill Lynch 1-5 Year Corporate & Government Bond Index	4.82	2.60	2.14	5.49 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.92%, Net 0.75%; Class C shares: Gross 1.67%, Net 1.50%; Class I shares: Gross 0.68%, Net 0.50%; Class R6 shares: Gross 0.62%, Net 0.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
14

Ticker Symbols:
Class A: NAMFX
Class C: NCMFX
Class I: VMFIX
Class R6: VMFRX
Newfleet Multi-Sector Intermediate Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Fund is diversified and has an investment objective of maximizing current income while preserving capital. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 2.86%, Class C shares at NAV returned 2.16%, Class I shares at NAV returned 3.19%, and Class R6 shares at NAV returned 3.28%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as both the Fund’s broad-based and style-specific fixed income index, returned 6.98%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The 12-month period included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response.
In the final quarter of 2019, investors maintained their appetite for risk assets. Fixed income markets responded favorably to monetary easing by global central banks, positive developments on the trade front, and signs of stability in economic data. Geopolitical developments including trade, Middle East tensions, and European politics, as well as central bank headlines, all continued to be significant market movers. During this period, spread sectors outperformed U.S. Treasuries, led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality. Within spread sectors, corporate credit outperformed securitized sectors such as commercial mortgage-backed securities and asset-backed securities.
In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-2009. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.
The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows. We sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the six months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Reserve (the Fed) lowered its target interest rate three times during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.
During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
What factors affected the Fund’s performance during its fiscal year?
The outperformance of U.S. Treasuries relative to spread sectors was the key driver of the Fund’s underperformance for the fiscal year ended September 30, 2020. Among fixed income sectors, the Fund’s allocations to and positioning within high yield bank loans, emerging market high yield, and corporate high yield detracted from performance during the period.
The Fund’s allocation to and issue selection within non-agency residential mortgage-backed securities positively contributed to performance for the fiscal year. Issue selection within asset-backed securities and taxable municipals was also beneficial during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
15

Newfleet Multi-Sector Intermediate Bond Fund (Continued)
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Corporate Bonds and Notes		51%
Financials	8%
Energy	7
Industrials	6
All other Corporate Bonds and Notes	30
Mortgage-Backed Securities		15
Leveraged Loans		11
Foreign Government Securities		9
Asset-Backed Securities		9
Preferred Stocks		2
Other (includes short-term investment)		3
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
16

Newfleet Multi-Sector Intermediate Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	2.86%	4.93%	4.62%	— %	—
Class A shares at POP[3,4]	-1.00	4.13	4.22	—	—
Class C shares at NAV[2] and with CDSC[4]	2.16	4.14	3.84	—	—
Class I shares at NAV[2]	3.19	5.19	4.89	—
Class R6 shares at NAV[2]	3.28	5.29	—	3.88	11/12/14
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.64	3.89 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.10%, Net 0.99%; Class C shares: Gross 1.85%, Net 1.74%; Class I shares: Gross 0.85%, Net 0.74%; Class R6 shares: Gross 0.78%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
17

Ticker Symbols:
Class A: PSFRX
Class C: PFSRX
Class I: PSFIX
Class R6: VRSFX
Newfleet Senior Floating Rate Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -1.66%, Class C shares at NAV returned -2.36%, Class I shares at NAV returned -1.39%, and Class R6 shares at NAV returned -1.45%†. For the same period, the Credit Suisse Leveraged Loan Index, which serves as both the Fund’s broad-based and style-specific index, returned 0.84%.
   † See footnote 5 on page 20.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
Leveraged bank loans generated modestly positive performance over the 12-month period, with a total return of 0.84% as measured by the Credit Suisse Leveraged Loan Index (the Index). The period included a variety of market conditions, but was dominated by the emergence of the COVID-19 global pandemic, the associated economic and earnings fallout, and the fiscal and monetary policy response. The leveraged bank loan market began the fiscal year on a firm footing, with solidly positive returns in the first quarter based on the Federal Reserve’s (the Fed’s) pivot to easier monetary policy. However, the second quarter saw record volatility during the month of March as the coronavirus shut down large parts of the economy and brought the longest economic expansion in modern U.S. history to an end. A strong rebound occurred in the second half of the fiscal year. The loan market recovered roughly 89% of the March losses, spurred by the massive monetary and fiscal response and the partial reopening of the economy.
Higher-quality credit tiers initially led the selloff in March as retail bank loan mutual funds, which hold the larger, more liquid names, met heightened demand for redemptions. These same tiers bounced back in late March, however, and led performance for the full quarter. Consistent with the environment that favored riskier assets such as equities and high yield bonds and bank loans, the lower-rated B and CCC loans outperformed for the final two quarters of the fiscal year. For the full year, Bs (1.96%) outperformed BBs (-0.75%), while CCCs (-2.57%) and distressed loans (-51.0%) lagged considerably on fears of a recession.
Industry performance within the Index became more disperse, with roughly 31 percentage points of performance separating the top and bottom industries. The more defensively focused industries outperformed over the 12-month period, including food & drug (17.01%), information technology (4.72%), health care (4.04%), forest products/containers (3.75%), and chemicals (3.72%). Commodity-sensitive sectors led the downturn, with energy (-13.66%) and metals/minerals (-7.04%) most affected by the drop in economic activity from the coronavirus shutdowns, as well as the oil price war between Saudi Arabia and Russia that sent oil prices plunging. The remaining underperforming industries were generally those most affected by social distancing, such as shipping (-5.19%), aerospace (-5.16%), diversified media (-4.4%) consumer non-durables (-3.84%), and gaming/leisure (-3.16%).
The selloff in March followed by the rally over the second half of the fiscal year left the loan market with spreads wider than long-term averages, but inside previous recessionary levels. The Index yield ended the year at 6.02%, lower than the 6.32% yield at the beginning of the fiscal year. The weighted average market price of the Index decreased over the 12-month period by $3.41 to $92.77 as of September 30, 2020.
The weakening trend in broad-based fundamentals in the bank loan market, already under pressure from heavy and aggressive issuance of the past few years (large adjustments to earnings before interest, taxes, depreciation, and amortization (EBITDA) that have not come to fruition), accelerated as a result of the virus-induced damage to the economy. At greatest risk were those credits in industries most affected by social distancing, such as leisure, gaming, hotels, and airlines, as well as those with the highest leverage or weakest liquidity profiles going into the pandemic. Commodity players in the energy industry were weakened by lower energy consumption from the shift to working from home. However, there were signs of stabilization, with better-than-feared second quarter earnings, increasing economic activity, and an improving ratio of downgraded to upgraded loans. The trailing 12-month default rate jumped to 4.2% on the back of the COVID-19 pandemic, and finished the period above the long-term average of 2.88%.
Bank loan technical factors continued to recover from the COVID-19 shock in March, with both demand and issuance showing steady progress over the second half of the fiscal year. Retail bank loan fund outflows peaked in March at $14 billion on COVID-19-related concerns, but steadily improved to just an $860 million outflow in September. For the year, retail bank loan fund outflows totaled $34 billion as the Fed pivoted to easing monetary policy and interest rates collapsed.
Collateralized loan obligation (CLO) issuance also improved after hitting the lowest levels in three years of approximately $3.5 billion in March and April. Issuance increased to $11.5 billion in September as loan prices recovered and CLO liabilities tightened. For the year, a respectable $70.8 billion of new CLOs were issued. The loan new issuance window slammed shut in March, but showed steady progress from that time through the end of the fiscal year, as demand continued to recover and underwriters cleared pre-COVID-19 pipelines and started to bring opportunistic deals to the market.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended September 30, 2020, the Fund benefited from credit selection in the service, auto, and food/tobacco industries. The Fund also benefited from an underweight to the lower-quality credit tiers.
Conversely, trading to meet sizeable Fund outflows hurt performance in gaming/leisure, information technology, and aerospace. Credit selection detracted in diversified media, retail, and broadcasting. Remaining fully invested with the modest use of leverage and an allocation to the high
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
18

Newfleet Senior Floating Rate Fund (Continued)
yield asset class as part of the Fund’s liquidity strategy also detracted from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Liquidity: Certain securities may be difficult to sell at a time and price beneficial to the Fund.
Leverage: When a fund leverages its portfolio, the Fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the Fund’s value may increase.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Leveraged Loans		93%
Healthcare	13%
Service	10
Forest Prod / Containers	7
Food / Tobacco	6
Manufacturing	6
Gaming / Leisure	5
Information Technology	5
All other Leveraged Loans	41
Corporate Bonds and Notes		5
Other (includes short-term investment)		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
19

Newfleet Senior Floating Rate Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-1.66%	2.59%	3.34%	— %	—
Class A shares at POP[3,4]	-4.37	2.02	3.05	—	—
Class C shares at NAV[2] and with CDSC[4]	-2.36	1.83	2.57	—	—
Class I shares at NAV[2]	-1.39	2.85	3.59	—	—
Class R6 shares at NAV[2]	-1.45 [5]	—	—	2.47	11/3/16
Credit Suisse Leveraged Loan Index	0.84	4.03	4.44	3.65 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.12%, Net 1.11%; Class C shares: Gross 1.92%, Net 1.86%; Class I shares: Gross 0.92%, Net 0.86%; Class R6 shares: Gross 0.85%, Net 0.72%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
20

Ticker Symbols:
Class A: HXBZX
Class C: PXCZX
Class I: HXBIX
Newfleet Tax-Exempt Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Fund is diversified and has an investment objective of providing a high level of current income that is exempt from federal income tax. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 3.17%, Class C shares at NAV returned 2.40%, and Class I shares at NAV returned 3.43%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 6.98%, and the Tax-Exempt Bond Fund Linked Benchmark, which is the Fund’s style-specific benchmark appropriate for comparison, returned 3.81%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The municipal bond market experienced solid performance for the fiscal year, although this time period could be easily characterized as a roller coaster ride. The dominant theme for the municipal bond market, as for all investment markets, was the COVID-19 virus and pandemic. For the first five months of the fiscal year, the municipal bond market was firing on all cylinders, with record demand, manageable levels of new issuance, and credit fundamentals that were significantly improved following the great recession of 2008-09.
Unfortunately, everything changed in March when the country was hit by the virus. The market pivoted at what felt like warp speed from arguably the best technical picture ever recorded to technical conditions as bad as or worse than those in 2008-09. The tax-exempt municipal market began to experience significant bouts of volatility in March that extended into April, resulting in yield increases on AAA-rated municipal bonds of almost 2.00% compared with yields at the end of February. Open-end municipal bond mutual funds rotated from record levels of inflows in the first five months of the fiscal year to weekly record outflows in March as investors retreated from the tax-exempt bond market.
As concerns over issuer credit quality intensified, specifically on those lower-rated credits deemed most vulnerable to economic dislocation as a result of the virus, credit risk spreads – that is, the difference in yield between a risk-free U.S. Treasury bond and a bond of another credit quality – widened. This sent yields on lower-rated bonds even higher than what AAA-rated bonds experienced. The market had seemingly become bifurcated between the strongest and weakest credits amid record revenue declines, negative rating agency outlooks and downgrades, and uncertain market access for lower-rated credits. However, as the market ended March and moved into April, the federal government announced several fiscal and monetary relief programs that helped stabilize the tax-exempt municipal bond market, resulting in significant improvements in valuations for the market’s highest-quality issuers.
This reversal in market sentiment persisted through the summer months as demand for tax-exempt bonds remained strong while supply was manageable in the face of higher levels of coupon, maturities, and call proceeds flowing back to investors. From the market’s weakest point in March to the end of April, the ICE BofA Municipal Merrill Lynch 1-22 Year US Municipal Securities Index produced a total return of over 10.7%, while for the 12-month period ended September 30, 2020, its total return was 3.81%.
For the fiscal year ended September 30, 2020, intermediate maturity and higher-quality (AAA/AA) bonds produced the best relative performance, as longer-dated and lower-quality bonds were hit the hardest. After several years of steady investor demand for lower-quality, higher-yielding bonds (including below investment grade-rated securities, or junk bonds), investors sharply reversed course in March, exiting those riskier segments of the market in record amounts. While these securities did experience a rebound in demand and subsequent price improvement, valuations were still well below the highs experienced prior to the pandemic. The end result was significant weakness in municipal junk bonds, as credit risk spreads returned to levels not seen in several years.
Mutual funds, individuals, and institutions are all wrestling with the negative credit impacts and risks associated with the virus for municipal bond issuers. After a prolonged environment in which all credits seemed to improve in unison, the market has uniformly renewed its focus on credit quality. Municipalities had made solid fiscal progress during the long economic expansion, building rainy day funds and improving pension funding ratios, and appeared better positioned for an economic slowdown. Unfortunately, no municipality was able to plan for the sudden and abrupt economic shutdown that took place as a result of the virus. Consequently, investors are concerned about challenging times ahead for municipal credit as a result of delays in tax collections and loss in revenue from the economic slowdown.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended September 30, 2020, relative performance benefited from higher exposure to bonds with intermediate maturities (five to 15 years), water & sewer bonds, and education bonds. Also, lower exposure to transportation bonds aided relative performance compared to the benchmark.
Relative portfolio performance was negatively impacted by higher exposure to Illinois bonds, healthcare bonds, and higher coupon issues. Additionally, lower exposure to California bonds and shorter portfolio duration hurt performance relative to the benchmark.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
21

Newfleet Tax-Exempt Bond Fund (Continued)
in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Texas	13%
Illinois	13
Florida	12
New Jersey	7
Colorado	6
Arizona	5
District of Columbia	5
Other (includes short-term investment)	39
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
22

Newfleet Tax-Exempt Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	3.17%	2.95%	3.26%
Class A shares at POP[3,4]	0.33	2.38	2.98
Class C shares at NAV[2] and with CDSC[4]	2.40	2.18	2.48
Class I shares at NAV[2]	3.43	3.21	3.52
Bloomberg Barclays U.S. Aggregate Bond Index	6.98	4.18	3.64
Tax-Exempt Bond Fund Linked Benchmark	3.81	3.48	3.71
Fund Expense Ratios[5]: Class A shares: Gross 1.00%, Net 0.86%; Class C shares: Gross 1.74%, Net 1.61%; Class I shares: Gross 0.79%, Net 0.61%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
23

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS
September 30, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—14.4%
U.S. Treasury Bonds
2.500%, 2/15/46	$1,115	$ 1,377
3.000%, 8/15/48	4,100	5,588
2.000%, 2/15/50	975	1,103
U.S. Treasury Notes
2.250%, 3/31/21	1,705	1,723
0.125%, 5/31/22	825	825
2.875%, 8/15/28	1,460	1,723
2.625%, 2/15/29	585	683
1.500%, 2/15/30	2,155	2,324
Total U.S. Government Securities (Identified Cost $13,256)		15,346

Municipal Bonds—3.2%
California—1.0%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	520	937
University of California, Series B-A, Taxable 4.428%, 5/15/48	140	159
		1,096

Georgia—0.3%
Rockdale County Water & Sewerage Authority Revenue Taxable (CNTY GTD Insured) 3.060%, 7/1/24	255	270
Idaho—0.2%
Idaho Health Facilities Authority Saint Luke’s Health System Revenue Taxable 5.020%, 3/1/48	170	222
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	30	32
Massachusetts—0.4%
Massachusetts Bay Transportation Authority Revenue, Series A-1, Taxable 5.250%, 7/1/32	255	367
Oregon—0.3%
Clackamas & Washington Counties School District No. 3 Series B (SCH BD GTY Insured) 5.000%, 6/15/32	255	344
	Par Value	Value

Texas—0.7%
City of San Antonio, General Obligation Taxable 1.963%, 2/1/33	$ 255	$ 262
Klein Independent School District (PSF-GTD Insured) 5.000%, 8/1/32	195	264
State of Texas, General Obligation Taxable 3.211%, 4/1/44	80	86
Texas Transportation Commission State Highway Fund Revenue Taxable 4.000%, 10/1/33	80	101
		713

Virginia—0.3%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	285	308
Total Municipal Bonds (Identified Cost $3,047)		3,352

Foreign Government Securities—0.9%
Kingdom of Saudi Arabia 144A 3.250%, 10/22/30(1)	200	217
Republic of South Africa 4.850%, 9/27/27	210	207
Republic of Turkey 7.375%, 2/5/25	280	289
State of Qatar 144A 4.400%, 4/16/50(1)	200	258
Total Foreign Government Securities (Identified Cost $986)		971

Mortgage-Backed Securities—25.0%
Agency—3.0%
Federal National Mortgage Association
Pool #323702 6.000%, 5/1/29	11	13
Pool #535371 6.500%, 5/1/30	1	1
Pool #590108 7.000%, 7/1/31	5	5
Pool #880117 5.500%, 4/1/36	24	27
Pool #938574 5.500%, 9/1/36	75	88
Pool #909092 6.000%, 9/1/37	12	15
Pool #909220 6.000%, 8/1/38	116	136
Pool #986067 6.000%, 8/1/38	4	4
	Par Value	Value

Agency—continued
Pool #AA7001 5.000%, 6/1/39	$ 320	$ 369
Pool #CA4128 3.000%, 9/1/49	187	196
Pool#MA3803 3.500%, 10/1/49	197	208
Pool #CA4978 3.000%, 1/1/50	680	712
Pool#MA3905 3.000%, 1/1/50	1,308	1,369
Government National Mortgage Association I Pool #443000 6.500%, 9/15/28	14	16
		3,159

Non-Agency—22.0%
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(1)(2)	298	302
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(1)	195	211
2015-SFR1, A 144A 3.467%, 4/17/52(1)	203	216
2015-SFR2, C 144A 4.691%, 10/17/52(1)	125	138
AMSR Trust
2020-SFR1, A 144A 1.819%, 4/17/37(1)	110	112
2020-SFR1, B 144A 2.120%, 4/17/37(1)	255	259
2020-SFR2, C 144A 2.533%, 7/17/37(1)	100	102
2020-SFR2, D 144A 3.282%, 7/17/37(1)	100	104
Angel Oak Mortgage Trust I LLC 2019-2, A1 144A 3.628%, 3/25/49(1)(2)	167	171
Angel Oak Mortgage Trust LLC 2019-3, A1 144A 2.930%, 5/25/59(1)(2)	148	150
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(1)(2)	225	229
2019-1, A1 144A 3.805%, 1/25/49(1)(2)	107	111
2019-2, A1 144A 3.347%, 4/25/49(1)(2)	109	112
Banc of America Funding Trust
2004-B, 2A1 4.308%, 11/20/34(2)	27	29
2005-1, 1A1 5.500%, 2/25/35	47	49
Banc of America Mortgage Trust 2005-3, 1A15 5.500%, 4/25/35	31	32
See Notes to Financial Statements
24

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(1)	$ 160	$ 167
2017-SPL5, B1 144A 4.000%, 6/28/57(1)(2)	100	106
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(1)(2)	100	105
BX Commercial Mortgage Trust 2019-XL, C (1 month LIBOR + 1.250%) 144A 1.402%, 10/15/36(1)(2)	161	161
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(1)(2)	245	238
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	205	207
CHL Mortgage Pass-Through Trust 2004-6, 1A2 3.459%, 5/25/34(2)	81	80
Citigroup Commercial Mortgage Trust
2019-SST2, A (1 month LIBOR + 0.920%) 144A 1.072%, 12/15/36(1)(2)	200	196
2015-GC27, A4 2.878%, 2/10/48	245	258
Citigroup Mortgage Loan Trust, Inc. 2019-IMC1, A1 144A 2.720%, 7/25/49(1)(2)	151	153
COLT Mortgage Loan Trust Funding LLC
2019-3, A1 144A 2.764%, 8/25/49(1)(2)	174	176
2020-1, A1 144A 2.488%, 2/25/50(1)(2)	80	81
COMM Mortgage Trust 2020-CBM, B 144A 3.099%, 2/10/37(1)	210	206
CoreVest American Finance Trust
2018-2, A 144A 4.026%, 11/15/52(1)	115	124
2019-3, C 144A 3.265%, 10/15/52(1)	220	222
2020-1, A1 144A 1.832%, 3/15/50(1)	272	275
2020-3, A 144A 1.358%, 8/15/53(1)	210	210
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%) 144A 1.132%, 5/15/36(1)(2)	370	370
	Par Value	Value

Non-Agency—continued
Credit Suisse Mortgage Capital Trust
2020-RPL4, A1 144A 2.000%, 1/25/60(1)	$ 265	$ 273
2020-NQM1, A1 144A 1.208%, 5/25/65(1)(2)	160	160
Ellington Financial Mortgage Trust
2018-1, A1FX 144A 4.140%, 10/25/58(1)(2)	236	242
2019-2, A3 144A 3.046%, 11/25/59(1)(2)	79	81
Exantas Capital Corp. 2020-RSO8, A (1 month LIBOR + 1.150%) 144A 1.301%, 3/15/35(1)(2)	265	261
Flagstar Mortgage Trust 2017-1, 1A3 144A 3.500%, 3/25/47(1)(2)	211	217
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(1)(2)	41	42
2018-1, A23 144A 3.500%, 11/25/57(1)(2)	38	39
2018-2, A41 144A 4.500%, 10/25/58(1)(2)	102	104
2019-H1, A1 144A 2.657%, 10/25/59(1)(2)	172	175
2020-H1, A1 144A 2.310%, 1/25/60(1)(2)	311	317
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(1)(2)	120	121
Goldman Sachs Mortgage Securities Trust 2012-ALOH, A 144A 3.551%, 4/10/34(1)	255	257
GS Mortgage Securities Trust 2020-GC45, AS 3.173%, 2/13/53(2)	245	273
Homeward Opportunities Fund I Trust
2018-2, A1 144A 3.985%, 11/25/58(1)(2)	271	281
2019-1, A1 144A 3.454%, 1/25/59(1)(2)	121	123
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 2003-S11, 3A5 5.950%, 11/25/33	48	49
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31, AS 4.106%, 8/15/48	215	239
JPMorgan Chase Mortgage Trust
2016-SH1, M2 144A 3.750%, 4/25/45(1)(2)	140	142
	Par Value	Value

Non-Agency—continued
2016-SH2, M2 144A 3.750%, 12/25/45(1)(2)	$ 262	$ 270
2017-3, 2A2 144A 2.500%, 8/25/47(1)(2)	73	75
2017-5, A1 144A 3.128%, 10/26/48(1)(2)	148	151
JPMorgan Mortgage Trust 2017-1, A2 144A 3.500%, 1/25/47(1)(2)	195	200
KNDL Mortgage Trust 2019-KNSQ, A (1 month LIBOR + 0.800%) 144A 0.952%, 5/15/36(1)(2)	215	215
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(1)(2)	195	198
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(1)(2)	19	19
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.348%, 6/25/52(1)(2)	85	85
MetLife Securitization Trust
2017-1A, M1 144A 3.645%, 4/25/55(1)(2)	100	106
2019-1A, A1A 144A 3.750%, 4/25/58(1)(2)	317	340
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(1)(2)	155	168
Morgan Stanley - Bank of America (Merrill Lynch) Trust
2013-C13, AS 4.266%, 11/15/46	360	390
2015-C22, AS 3.561%, 4/15/48	310	335
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(1)(2)	102	110
2015-2A, A1 144A 3.750%, 8/25/55(1)(2)	78	84
2016-1A, A1 144A 3.750%, 3/25/56(1)(2)	63	68
2016-4A, B1A 144A 4.500%, 11/25/56(1)(2)	154	171
2017-2A, A3 144A 4.000%, 3/25/57(1)(2)	144	156
2018-1A, A1A 144A 4.000%, 12/25/57(1)(2)	185	200
2018-2A, A1 144A 4.500%, 2/25/58(1)(2)	246	268
2019-NQM4, A1 144A 2.492%, 9/25/59(1)(2)	208	212
2020-1A, A1B 144A 3.500%, 10/25/59(1)(2)	296	316
See Notes to Financial Statements
25

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
NovaStar Mortgage Funding Trust 2004-4, M5 (1 month LIBOR + 1.725%) 1.873%, 3/25/35(2)	$ 54	$ 55
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(1)(2)	97	101
2018-EXP2, 1A1 144A 4.000%, 7/25/58(1)(2)	192	195
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(1)(2)	348	351
2020-2, A1 144A 3.671%, 8/25/25(1)(2)	143	143
2020-3, A1 144A 2.857%, 9/25/25(1)	200	200
Pretium Mortgage Credit Partners I LLC 2019-NPL3, A1 144A 3.105%, 7/27/59(1)(2)	58	58
Progress Residential Trust
2018-SFR2, B 144A 3.841%, 8/17/35(1)	100	102
2019-SFR2, A 144A 3.147%, 5/17/36(1)	333	344
2019-SFR3, B 144A 2.571%, 9/17/36(1)	235	240
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(1)(2)	387	400
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(1)(2)	499	514
RCO V Mortgage LLC 2019-2, A1 144A 3.475%, 11/25/24(1)(2)	288	288
Residential Mortgage Loan Trust
2019-1, A1 144A 3.936%, 10/25/58(1)(2)	48	48
2019-2, A1 144A 2.913%, 5/25/59(1)(2)	206	209
SBA Tower Trust 144A 1.884%, 1/15/26(1)	205	209
Sequoia Mortgage Trust 2013-8, B1 3.514%, 6/25/43(2)	78	80
SG Residential Mortgage Trust 2019-3, A1 144A 2.703%, 9/25/59(1)(2)	287	291
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(1)(2)	200	205
Towd Point Mortgage Trust
2015-5, A2 144A 3.500%, 5/25/55(1)(2)	220	228
2016-3, M1 144A 3.500%, 4/25/56(1)(2)	525	553
2017-1, M1 144A 3.750%, 10/25/56(1)(2)	100	109
	Par Value	Value

Non-Agency—continued
2017-4, A2 144A 3.000%, 6/25/57(1)(2)	$ 335	$ 361
2017-6, A2 144A 3.000%, 10/25/57(1)(2)	310	329
2018-6, A2 144A 3.750%, 3/25/58(1)(2)	600	668
2018-SJ1, A1 144A 4.000%, 10/25/58(1)(2)	28	28
2019-1, A1 144A 3.750%, 3/25/58(1)(2)	247	268
2019-2, A2 144A 3.750%, 12/25/58(1)(2)	190	207
2015-2, 1M1 144A 3.250%, 11/25/60(1)(2)	165	174
Towd Point Trust 2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 1.048%, 4/25/48(1)(2)	543	541
Tricon American Homes Trust
2017-SFR1, A 144A 2.716%, 9/17/34(1)	197	201
2019-SFR1, C 144A 3.149%, 3/17/38(1)	190	198
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(1)	200	204
VCAT LLC
2019-NPL2, A1 144A 3.573%, 11/25/49(1)(2)	274	273
2020-NPL1, A1 144A 3.671%, 8/25/50(1)(2)	103	103
Vericrest Opportunity Loan Trust
2019-NPL2, A1 144A 3.967%, 2/25/49(1)(2)	82	82
2020-NPL2, A1A 144A 2.981%, 2/25/50(1)(2)	237	237
Vericrest Opportunity Loan Trust LXXXV LLC 2020-NPL1, A1A 144A 3.228%, 1/25/50(1)(2)	336	337
Verus Securitization Trust
2018-2, B1 144A 4.426%, 6/1/58(1)(2)	240	249
2018-3, A1 144A 4.108%, 10/25/58(1)(2)	68	70
2019-INV2, A1 144A 2.913%, 7/25/59(1)(2)	298	304
2019-INV1, A1 144A 3.402%, 12/25/59(1)(2)	94	96
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	100	103
	Par Value	Value

Non-Agency—continued
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(1)(2)	$ 262	$ 270
		23,421
Total Mortgage-Backed Securities (Identified Cost $25,976)		26,580

Asset-Backed Securities—9.9%
Automobiles—5.0%
ACC Trust 2019-1, A 144A 3.750%, 5/20/22(1)	92	93
American Credit Acceptance Receivables Trust
2018-4, C 144A 3.970%, 1/13/25(1)	184	186
2019-2, C 144A 3.170%, 6/12/25(1)	220	224
Avis Budget Rental Car Funding LLC
(AESOP) 2016-1A, A 144A 2.990%, 6/20/22(1)	200	202
(AESOP) 2019-3A, A 144A 2.360%, 3/20/26(1)	270	276
Capital Auto Receivables Asset Trust 2017-1, C 144A 2.700%, 9/20/22(1)	185	188
Carvana Auto Receivables Trust
2019-1A, D 144A 3.880%, 10/15/24(1)	225	233
2019-3A, D 144A 3.040%, 4/15/25(1)	240	245
Drive Auto Receivables Trust 2019-4, C 2.510%, 11/17/25	240	245
DT Auto Owner Trust
2019-2A, B 144A 2.990%, 4/17/23(1)	215	218
2019-2A, C 144A 3.180%, 2/18/25(1)	295	302
Exeter Automobile Receivables Trust
2018-3A, C 144A 3.710%, 6/15/23(1)	198	200
2019-2A, C 144A 3.300%, 3/15/24(1)	225	231
2019-4A, C 144A 2.440%, 9/16/24(1)	285	291
Flagship Credit Auto Trust
2019-2, C 144A 3.090%, 5/15/25(1)	260	270
2020-3, C 144A 1.730%, 9/15/26(1)	260	265
See Notes to Financial Statements
26

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
GLS Auto Receivables Issuer Trust 2019-2A, B 144A 3.320%, 3/15/24(1)	$ 260	$ 268
GLS Auto Receivables Trust 2018-3A, C 144A 4.180%, 7/15/24(1)	240	250
Hertz Vehicle Financing II LP 2019-1A, A 144A 3.710%, 3/25/23(1)	63	63
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(1)	145	149
Prestige Auto Receivables Trust 2017-1A, C 144A 2.810%, 1/17/23(1)	207	209
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(1)	240	244
United Auto Credit Securitization Trust 2019-1, D 144A 3.470%, 8/12/24(1)	215	219
Veros Automobile Receivables Trust 2020-1, B 144A 2.190%, 6/16/25(1)	270	271
		5,342

Credit Card—0.7%
Fair Square Issuance Trust 2020-AA, A 144A 2.900%, 9/20/24(1)	410	410
Genesis Private Label Amortizing Trust 2020-1, B 144A 2.830%, 7/20/30(1)	305	307
		717

Other—4.0%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(1)	84	84
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	260	267
Bankers Healthcare Group Securitization Trust 2020-A, A 144A 2.470%, 9/17/31(1)	242	242
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(1)	180	186
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(1)	48	49
Foundation Finance Trust 2019-1A, A 144A 3.860%, 11/15/34(1)	128	132
	Par Value	Value

Other—continued
FREED ABS Trust 2020-3FP, A 144A 2.400%, 9/20/27(1)	$ 223	$ 223
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	245	261
Lendmark Funding Trust 2019-1A, A 144A 3.000%, 12/20/27(1)	270	267
MVW LLC
2019-2A, A 144A 2.220%, 10/20/38(1)	227	231
2020-1A, A 144A 1.740%, 10/20/37(1)	198	201
MVW Owner Trust 2019-1A, A 144A 2.890%, 11/20/36(1)	182	187
NMEF Funding LLC 2019-A, C 144A 3.300%, 8/17/26(1)	200	203
Oasis LLC 2020-1A, A 144A 3.820%, 1/15/32(1)	159	160
Octane Receivables Trust
2019-1A, A 144A 3.160%, 9/20/23(1)	136	135
2020-1A, A 144A 1.710%, 2/20/25(1)	320	320
OneMain Financial Issuance Trust 2018-1A, A 144A 3.300%, 3/14/29(1)	180	185
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(1)	250	251
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(1)	169	171
Small Business Lending Trust 2019-A, A 144A 2.850%, 7/15/26(1)	93	91
SoFi Consumer Loan Program LLC 2017-1, A 144A 3.280%, 1/26/26(1)	3	4
Taco Bell Funding LLC 2016-1A, A23 144A 4.970%, 5/25/46(1)	237	255
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(1)	174	181
		4,286

Student Loan—0.2%
Commonbond Student Loan Trust 2019-AGS, A1 144A 2.540%, 1/25/47(1)	217	224
Total Asset-Backed Securities (Identified Cost $10,397)		10,569

	Par Value	Value

Corporate Bonds and Notes—38.3%
Communication Services—2.1%
ANGI Group LLC 144A 3.875%, 8/15/28(1)	$ 105	$ 104
Cable Onda S.A. 144A 4.500%, 1/30/30(1)	200	208
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	160	163
Diamond Sports Group LLC
144A 5.375%, 8/15/26(1)	100	71
144A 6.625%, 8/15/27(1)	55	29
DISH DBS Corp. 5.000%, 3/15/23	95	97
Frontier Communications Corp. 144A 8.500%, 4/1/26(1)	70	71
Level 3 Financing, Inc. 144A 4.250%, 7/1/28(1)	225	228
Meredith Corp. 6.875%, 2/1/26	90	75
Radiate Holdco LLC 144A 4.500%, 9/15/26(1)	35	35
Sprint Spectrum Co. LLC 144A 4.738%, 3/20/25(1)	200	216
Telesat Canada 144A 6.500%, 10/15/27(1)	85	86
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(1)	255	290
T-Mobile USA, Inc. 144A 3.875%, 4/15/30(1)	300	341
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	55	57
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	200	199
		2,270

Consumer Discretionary—3.5%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	145	140
American Builders & Contractors Supply Co., Inc. 144A 4.000%, 1/15/28(1)	200	203
Aramark Services, Inc. 144A 6.375%, 5/1/25(1)	100	104
Block Financial LLC 3.875%, 8/15/30	245	246
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	50	52
Dana, Inc. 5.375%, 11/15/27	190	195
Ford Motor Co. 9.000%, 4/22/25	206	236
See Notes to Financial Statements
27

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(1)	$ 95	$ 80
General Motors Co. 6.800%, 10/1/27	150	182
General Motors Financial Co., Inc. 3.450%, 4/10/22	30	31
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	195	207
Lear Corp. 3.800%, 9/15/27	250	264
M/I Homes, Inc. 4.950%, 2/1/28	190	196
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	165	156
Nissan Motor Co. Ltd. 144A 4.810%, 9/17/30(1)	200	201
PulteGroup, Inc. 6.375%, 5/15/33	120	151
QVC, Inc.
4.375%, 3/15/23	145	151
4.750%, 2/15/27	75	77
Scientific Games International, Inc.
144A 5.000%, 10/15/25(1)	130	131
144A 8.250%, 3/15/26(1)	70	73
144A 7.000%, 5/15/28(1)	35	35
TRI Pointe Group, Inc. 5.875%, 6/15/24	150	162
Under Armour, Inc. 3.250%, 6/15/26	100	94
VF Corp. 2.400%, 4/23/25	152	161
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	170	172
		3,700

Consumer Staples—1.2%
Albertsons Cos., Inc.
144A 3.250%, 3/15/26(1)	105	104
144A 4.875%, 2/15/30(1)	115	120
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 4/13/28	200	231
4.750%, 1/23/29	52	63
Bacardi Ltd. 144A 4.700%, 5/15/28(1)	170	198
BAT Capital Corp. 4.906%, 4/2/30	240	283
Conagra Brands, Inc. 4.300%, 5/1/24	270	301
		1,300

Energy—3.0%
Aker BP ASA 144A 2.875%, 1/15/26(1)	265	262
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)	120	85
	Par Value	Value

Energy—continued
Boardwalk Pipelines LP 4.950%, 12/15/24	$ 185	$ 203
Cheniere Energy, Inc. 144A 4.625%, 10/15/28(1)	80	82
CrownRock LP 144A 5.625%, 10/15/25(1)	115	108
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)	25	26
144A 6.500%, 7/1/27(1)	30	32
HollyFrontier Corp. 5.875%, 4/1/26	210	230
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	320	431
MPLX LP 4.250%, 12/1/27	205	230
Parsley Energy LLC 144A 4.125%, 2/15/28(1)	205	193
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	150	116
Pertamina Persero PT 144A 6.450%, 5/30/44(1)	300	389
Petroleos Mexicanos 144A 7.690%, 1/23/50(1)	190	157
Petronas Capital Ltd. 144A 3.500%, 4/21/30(1)	200	223
Sabine Pass Liquefaction LLC
6.250%, 3/15/22	140	149
4.200%, 3/15/28	80	87
Targa Resources Partners LP 5.875%, 4/15/26	185	190
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(1)	39	25
		3,218

Financials—12.5%
AerCap Ireland Capital DAC 3.650%, 7/21/27	150	137
Allstate Corp. (The) Series B 5.750%, 8/15/53(3)	200	208
Apollo Management Holdings LP 144A 4.000%, 5/30/24(1)	215	238
Ares Finance Co. LLC 144A 4.000%, 10/8/24(1)	270	289
Athene Global Funding 144A 2.450%, 8/20/27(1)	265	272
Bank of America Corp.
3.004%, 12/20/23	285	299
4.200%, 8/26/24	448	499
(3 month LIBOR + 0.770%) 1.019%, 2/5/26(2)	225	224
Bank of Montreal 3.803%, 12/15/32	338	377
Bank of New York Mellon Corp. (The) Series G 4.700% (4)	240	255
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(1)	200	192
	Par Value	Value

Financials—continued
Brighthouse Financial, Inc.
3.700%, 6/22/27	$ 67	$ 70
5.625%, 5/15/30	163	190
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	200	212
Brookfield Finance, Inc. 4.250%, 6/2/26	370	424
Capital One Financial Corp.
4.200%, 10/29/25	200	222
3.750%, 7/28/26	225	245
Charles Schwab Corp. (The) Series G 5.375% (4)	225	244
Citadel LP 144A 4.875%, 1/15/27(1)	190	204
Citigroup, Inc.
3.200%, 10/21/26	371	409
(3 month LIBOR + 1.250%) 1.475%, 7/1/26(2)	600	609
Discover Bank 4.682%, 8/9/28	500	524
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	225	246
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	305	326
ICAHN Enterprises LP 6.250%, 5/15/26	225	235
Jefferies Financial Group, Inc. 5.500%, 10/18/23	170	187
Jefferies Group LLC
5.125%, 1/20/23	39	42
4.850%, 1/15/27	115	131
JPMorgan Chase & Co. 2.956%, 5/13/31	495	529
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	150	130
Liberty Mutual Group, Inc.
144A 4.250%, 6/15/23(1)	65	71
144A 4.569%, 2/1/29(1)	210	254
MetLife, Inc. Series G 3.850% (3)(4)(5)	280	279
Morgan Stanley
3.125%, 7/27/26	410	453
6.375%, 7/24/42	215	334
OneMain Finance Corp.
6.875%, 3/15/25	110	122
7.125%, 3/15/26	40	45
5.375%, 11/15/29	15	16
Prudential Financial, Inc.
5.875%, 9/15/42	85	89
5.625%, 6/15/43(3)	270	287
Santander Holdings USA, Inc.
3.700%, 3/28/22	169	175
3.500%, 6/7/24	180	193
4.400%, 7/13/27	80	88
See Notes to Financial Statements
28

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
Societe Generale S.A. 144A 4.750%, 11/24/25(1)	$ 200	$ 219
Synchrony Financial 3.950%, 12/1/27	285	307
Synovus Financial Corp. 5.900%, 2/7/29	90	93
Toronto-Dominion Bank (The) 3.625%, 9/15/31	270	303
Trinity Acquisition plc 4.400%, 3/15/26	90	104
UBS AG 7.625%, 8/17/22	500	557
Voya Financial, Inc. 5.650%, 5/15/53	195	200
Wells Fargo & Co.
2.393%, 6/2/28	540	563
Series S 5.900%(3)(4)	155	158
Zions Bancorp NA 3.250%, 10/29/29	250	250
		13,329

Health Care—2.2%
Anthem, Inc. 2.875%, 9/15/29	185	200
Bausch Health Cos., Inc. 144A 5.750%, 8/15/27(1)	70	74
Centene Corp. 4.625%, 12/15/29	80	86
DaVita, Inc. 144A 3.750%, 2/15/31(1)	125	120
HCA, Inc.
5.125%, 6/15/39	90	109
5.250%, 6/15/49	140	170
Jaguar Holding Co. II 144A 5.000%, 6/15/28(1)	80	84
LifePoint Health, Inc. 144A 4.375%, 2/15/27(1)	75	75
Mylan NV 3.950%, 6/15/26	230	258
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	65	68
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	200	224
Royalty Pharma plc
144A 2.200%, 9/2/30(1)	198	197
144A 3.550%, 9/2/50(1)	120	116
Tenet Healthcare Corp.
144A 7.500%, 4/1/25(1)	25	27
144A 5.125%, 11/1/27(1)	63	65
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	170	150
	Par Value	Value

Health Care—continued
Universal Health Services, Inc. 144A 2.650%, 10/15/30(1)	$ 273	$ 272
		2,295

Industrials—4.1%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(1)	280	291
Aviation Capital Group LLC 144A 3.500%, 11/1/27(1)	200	179
Avolon Holdings Funding Ltd.
144A 3.950%, 7/1/24(1)	37	35
144A 4.375%, 5/1/26(1)	215	204
Boeing Co. (The)
5.150%, 5/1/30	140	157
3.750%, 2/1/50	80	73
5.930%, 5/1/60	64	79
DP World plc 144A 6.850%, 7/2/37(1)	140	175
Flowserve Corp. 3.500%, 10/1/30	335	332
GFL Environmental, Inc. 144A 3.750%, 8/1/25(1)	170	170
Hillenbrand, Inc. 5.000%, 9/15/26	235	255
Howmet Aerospace, Inc. 6.875%, 5/1/25	90	99
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(1)	215	288
Oshkosh Corp.
4.600%, 5/15/28	216	247
3.100%, 3/1/30	72	76
Quanta Services, Inc. 2.900%, 10/1/30	345	352
Signature Aviation US Holdings, Inc. 144A 4.000%, 3/1/28(1)	195	181
Spirit AeroSystems, Inc. 144A 5.500%, 1/15/25(1)	215	216
Standard Industries, Inc. 144A 4.375%, 7/15/30(1)	265	272
Stanley Black & Decker, Inc. 4.000%, 3/15/60(3)	203	211
TransDigm, Inc. 5.500%, 11/15/27	155	149
Transurban Finance Co. Pty Ltd. 144A 2.450%, 3/16/31(1)	275	281
		4,322

	Par Value	Value

Information Technology—2.7%
Broadcom, Inc. 4.150%, 11/15/30	$ 255	$ 286
Citrix Systems, Inc. 3.300%, 3/1/30	365	390
Dell International LLC 144A 8.100%, 7/15/36(1)	95	125
Flex Ltd. 3.750%, 2/1/26	191	209
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	255	292
HP, Inc. 3.400%, 6/17/30	320	343
Microchip Technology, Inc. 144A 4.250%, 9/1/25(1)	210	218
Motorola Solutions, Inc.
4.600%, 2/23/28	166	193
4.600%, 5/23/29	85	100
NCR Corp. 144A 5.250%, 10/1/30(1)	20	20
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	205	208
VMware, Inc.
2.950%, 8/21/22	109	113
3.900%, 8/21/27	235	262
Xerox Holdings Corp. 144A 5.500%, 8/15/28(1)	155	153
		2,912

Materials—2.1%
Ardagh Packaging Finance plc 144A 4.125%, 8/15/26(1)	200	203
Avient Corp. 144A 5.750%, 5/15/25(1)	200	212
Celanese US Holdings LLC 3.500%, 5/8/24	240	258
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	155	158
Glencore Funding LLC 144A 1.625%, 9/1/25(1)	275	272
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(1)	290	317
Novelis Corp. 144A 4.750%, 1/30/30(1)	100	97
Nutrition & Biosciences, Inc.
144A 2.300%, 11/1/30(1)	215	216
144A 3.468%, 12/1/50(1)	31	31
Olin Corp. 5.625%, 8/1/29	225	222
See Notes to Financial Statements
29

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Materials—continued
Teck Resources Ltd. 6.125%, 10/1/35	$ 215	$ 257
		2,243

Real Estate—2.9%
American Campus Communities Operating Partnership LP 3.875%, 1/30/31	285	311
Corporate Office Properties LP 3.600%, 5/15/23	295	309
EPR Properties 4.750%, 12/15/26	275	263
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(1)	190	187
GLP Capital LP 5.750%, 6/1/28	231	264
Healthcare Trust of America Holdings LP
3.750%, 7/1/27	215	239
3.100%, 2/15/30	150	161
Iron Mountain, Inc. 144A 4.875%, 9/15/29(1)	190	193
iStar, Inc. 4.250%, 8/1/25	190	177
MPT Operating Partnership LP
5.000%, 10/15/27	80	84
4.625%, 8/1/29	45	47
Office Properties Income Trust 4.500%, 2/1/25	215	218
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	155	155
Service Properties Trust 4.950%, 2/15/27	245	218
Spirit Realty LP 3.200%, 2/15/31	275	268
		3,094

Utilities—2.0%
American Electric Power Co., Inc. 2.300%, 3/1/30	285	293
CenterPoint Energy, Inc. 3.850%, 2/1/24	95	104
DPL, Inc. 4.350%, 4/15/29	263	281
Edison International 4.125%, 3/15/28	265	272
Exelon Corp. 3.497%, 6/1/22	135	141
	Par Value	Value

Utilities—continued
Pennsylvania Electric Co. 144A 3.600%, 6/1/29(1)	$ 240	$ 270
Southern Power Co. 4.150%, 12/1/25	255	292
Talen Energy Supply LLC 144A 6.625%, 1/15/28(1)	105	102
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(1)	110	120
Vistra Operations Co. LLC 144A 4.300%, 7/15/29(1)	230	251
		2,126
Total Corporate Bonds and Notes (Identified Cost $38,757)		40,809

Leveraged Loans(2)—5.8%
Aerospace—0.7%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (6 month LIBOR + 3.500%) 4.650%, 1/18/27	159	158
American Airlines, Inc. 2018 (1 month LIBOR + 1.750%) 1.895%, 6/27/25	193	117
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/20/27	210	213
TransDigm, Inc. Tranche E (1 month LIBOR + 2.250%) 2.397%, 5/30/25	231	218
		706

Chemicals—0.2%
H.B. Fuller Co. Tranche B (1 month LIBOR + 2.000%) 2.156%, 10/21/24	94	92
Ineos U.S. Finance LLC 2024 (1 month LIBOR + 2.000%) 2.147%, 4/1/24	134	130
		222

Consumer Non-Durables—0.1%
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.000%, 5/15/23	128	127
	Par Value	Value

Energy—0.1%
Buckeye Partners LP (1 month LIBOR + 2.750%) 2.897%, 11/1/26	$ 45	$ 44
CITGO Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 6.000%, 3/27/24	76	72
		116

Financial—0.0%
Ryan Specialty Group LLC (1 month LIBOR + 3.250%) 4.000%, 9/1/27	25	25
Food / Tobacco—0.1%
Aramark Services, Inc. Tranche B-4 (1 month LIBOR + 1.750%) 1.897%, 1/15/27	45	43
CHG PPC Parent LLC First Lien (1 month LIBOR + 2.750%) 2.897%, 3/31/25	68	65
		108

Forest Prod / Containers—0.4%
Berry Global, Inc. Tranche Y (1 month LIBOR + 2.000%) 2.156%, 7/1/26	223	217
Graham Packaging Co., Inc. (1 month LIBOR + 3.750%) 4.500%, 8/4/27	210	208
Reynolds Consumer Products LLC (1 month LIBOR + 1.750%) 1.897%, 2/4/27	29	28
		453

Gaming / Leisure—0.3%
Aristocrat Technologies, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/19/24	25	25
Pug LLC Tranche B (1 month LIBOR + 3.500%) 3.647%, 2/12/27	119	105
Seminole Tribe of Florida (1 month LIBOR + 1.750%) 1.897%, 7/8/24	141	138
See Notes to Financial Statements
30

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Gaming / Leisure—continued
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27	$ 70	$ 66
		334

Healthcare—0.7%
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 2.901%, 11/27/25	28	27
(1 month LIBOR + 3.000%) 3.151%, 6/2/25	16	15
Catalent Pharma Solutions, Inc. Tranche B-2 (1 month LIBOR + 2.250%) 3.250%, 5/18/26	99	99
CHG Healthcare Services, Inc. (3 month LIBOR + 3.000%) 4.000%, 6/7/23	117	115
Greatbatch Ltd. Tranche B (1 month LIBOR + 2.500%) 0.000%, 10/27/22(6)	215	214
IQVIA, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 1.970%, 6/11/25	127	125
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.897%, 11/17/25	178	173
		768

Housing—0.3%
CPG International LLC (3 month LIBOR + 3.750%) 4.750%, 5/6/24	75	75
Summit Materials LLC Tranche B (1 month LIBOR + 2.000%) 2.145%, 11/21/24	226	223
		298

Information Technology—0.4%
Applied Systems, Inc. First Lien (3 month LIBOR + 3.250%) 0.000%, 9/19/24(6)	105	104
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 4.397%, 10/2/25	213	206
Sophia LP (3 month LIBOR + 3.750%) 0.000%, 10/7/27(6)	25	25
	Par Value	Value

Information Technology—continued
Ultimate Software Group, Inc. (The) 2020 (3 month LIBOR + 4.000%) 4.750%, 5/4/26	$ 85	$ 85
		420

Manufacturing—0.2%
Gardner Denver, Inc. Tranche A (1 month LIBOR + 2.750%) 2.897%, 3/1/27	20	20
Ingersoll-Rand Services Co. 2020, Tranche B-1 (1 month LIBOR + 1.750%) 1.897%, 2/28/27	20	19
Star US Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27	120	113
		152

Media / Telecom - Broadcasting—0.1%
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.750%) 2.905%, 9/18/26	139	136
Media / Telecom - Cable/Wireless Video—0.2%
CSC Holdings LLC 2018 (1 month LIBOR + 2.250%) 2.402%, 1/15/26	148	143
Radiate Holdco LLC Tranche B (3 month LIBOR + 3.500%) 0.000%, 9/25/26(6)	26	26
Virgin Media Bristol LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 1/31/29(6)	35	34
		203

Media / Telecom - Diversified Media—0.2%
UPC Broadband Holding B.V.
Tranche B-1 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(6)	85	82
Tranche B-2 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(6)	80	78
		160

Media / Telecom - Telecommunications—0.3%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	65	62
	Par Value	Value

Media / Telecom - Telecommunications—continued
Consolidated Communications, Inc.
(3 month LIBOR + 4.750%) 0.000%, 10/2/27(6)	$ 70	$ 69
2016 (1 month LIBOR + 3.000%) 4.000%, 10/5/23	84	83
Zayo Group Holdings, Inc. (1 month LIBOR + 3.000%) 3.147%, 3/9/27	154	150
		364

Media / Telecom - Wireless Communications—0.4%
CommScope, Inc. (1 month LIBOR + 3.250%) 3.397%, 4/4/26	54	53
SBA Senior Finance II LLC Tranche B (1 month LIBOR + 1.750%) 1.900%, 4/11/25	206	201
T-Mobile USA, Inc. (1 month LIBOR + 3.000%) 3.147%, 4/1/27	145	144
		398

Service—0.5%
Asplundh Tree Expert LLC (3 month LIBOR + 2.500%) 2.655%, 9/4/27	45	45
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.750%) 3.895%, 2/6/26	169	167
Sedgwick Claims Management Services, Inc. (1 month LIBOR + 3.250%) 3.397%, 12/31/25	217	209
TKC Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	110	103
		524

Transportation - Automotive—0.2%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23	128	109
See Notes to Financial Statements
31

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Transportation - Automotive—continued
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 3.660%, 11/6/24	$ 93	$ 92
		201

Utility—0.4%
APLP Holdings LP 2020, Tranche B (3 month LIBOR + 2.500%) 3.500%, 4/14/25	107	107
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	212	206
Calpine Corp. 2019 (1 month LIBOR + 2.250%) 2.400%, 4/5/26	148	144
		457

Total Leveraged Loans (Identified Cost $6,339)		6,172

	Shares
Preferred Stocks—1.3%
Financials—1.1%
Discover Financial Services Series D, 6.125%(3)	85 (7)	90
Fifth Third Bancorp Series L, 4.500%(3)	220 (7)	222
JPMorgan Chase & Co. Series HH, 4.600%	86 (7)	84
KeyCorp Series D, 5.000%(5)	140 (7)	141
MetLife, Inc. Series D, 5.875%	88 (7)	96
PNC Financial Services Group, Inc. (The) Series R, 4.850%	80 (7)	80
PNC Financial Services Group, Inc. (The) Series S, 5.000%	220 (7)	232
	Shares	Value
Financials—continued
Truist Financial Corp. Series Q, 5.100%(3)	250 (7)	$ 270
		1,215

Industrials—0.2%
General Electric Co. Series D, 5.000%	231 (7)	184
Total Preferred Stocks (Identified Cost $1,380)		1,399

Total Long-Term Investments—98.8% (Identified Cost $100,138)		105,198

Short-Term Investment—0.7%
Money Market Mutual Fund—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(8)	750,258	750
Total Short-Term Investment (Identified Cost $750)		750

TOTAL INVESTMENTS—99.5% (Identified Cost $100,888)		$105,948
Other assets and liabilities, net—0.5%		579
NET ASSETS—100.0%		$106,527

Abbreviations:
ABS	Asset-Backed Securities
BAM	Build America Municipal Insured
CNTY GTD	County Guarantee Program
DB	Deutsche Bank AG
GS	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
MASTR	Morgan Stanley Structured Asset Security
PSF-GTD	Permanent School Fund Guarantee Program
SCH BD GTY	School Bond Guaranty
WaMu	Washington Mutual
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $46,220 or 43.4% of net assets.
(2)	Variable rate security. Rate disclosed is as of September 30, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Interest payments may be deferred.
(4)	No contractual maturity date.
(5)	Interest may be forfeited.
(6)	This loan will settle after September 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(7)	Value shown as par value.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	90%
Canada	2
Netherlands	2
Switzerland	1
Cayman Islands	1
Indonesia	1
Other	3
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
32

Newfleet Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 10,569	$ —	$ 10,569
Corporate Bonds and Notes	40,809	—	40,809
Foreign Government Securities	971	—	971
Leveraged Loans	6,172	—	6,172
Mortgage-Backed Securities	26,580	—	26,580
Municipal Bonds	3,352	—	3,352
U.S. Government Securities	15,346	—	15,346
Equity Securities:
Preferred Stocks	1,399	—	1,399
Money Market Mutual Fund	750	750	—
Total Investments	$105,948	$750	$105,198
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
Securities held by the Fund with an end of period value of $495 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Mortgage-Backed Securities
Investments in Securities
Balance as of September 30, 2019:	$ 547	$ 547
Accrued discount/(premium)	— (a)	— (a)
Change in unrealized appreciation (depreciation)(b)	4	4
Sales (c)	(56)	(56)
Transfers from Level 3(d)	(495)	(495)
Balance as of September 30, 2020	$ —	$ —
(a) Amount is less than $500.
(b) The change in unrealized appreciation (depreciation) on investments still held at September 30, 2020, was $4.
(c) Includes paydowns on securities.
(d) “Transfers into and/or from” represent the ending value as of September 30, 2020, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements
33

Newfleet High Yield Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Security—0.3%
Non-Agency—0.3%
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(1)(2)	$180	$ 183
Total Mortgage-Backed Security (Identified Cost $180)		183

Corporate Bonds and Notes—90.3%
Communication Services—15.7%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)	400	381
Altice France S.A. 144A 7.375%, 5/1/26(1)	340	356
ANGI Group LLC 144A 3.875%, 8/15/28(1)	310	307
CCO Holdings LLC
144A 5.125%, 5/1/27(1)	350	368
144A 4.750%, 3/1/30(1)	325	344
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(1)	265	273
Clear Channel Worldwide Holdings, Inc.
9.250%, 2/15/24	163	158
144A 5.125%, 8/15/27(1)	100	96
Consolidated Communications, Inc.
6.500%, 10/1/22	340	340
144A 6.500%, 10/1/28(1)	355	362
CSC Holdings LLC 144A 5.750%, 1/15/30(1)	600	638
Diamond Sports Group LLC
144A 5.375%, 8/15/26(1)	105	74
144A 6.625%, 8/15/27(1)	280	146
DISH DBS Corp.
5.875%, 7/15/22	95	99
5.000%, 3/15/23	210	214
7.750%, 7/1/26	160	176
Frontier Communications Corp. 144A 8.500%, 4/1/26(1)	100	101
iHeartCommunications, Inc. 8.375%, 5/1/27	272	268
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(1)	75	76
144A 3.625%, 1/15/29(1)	305	301
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	290	280
144A 4.750%, 10/15/27(1)	105	98
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(1)	210	113
Meredith Corp. 6.875%, 2/1/26	330	275
	Par Value	Value

Communication Services—continued
Northwest Fiber LLC 144A 10.750%, 6/1/28(1)	$265	$ 289
Outfront Media Capital LLC 144A 6.250%, 6/15/25(1)	265	273
Radiate Holdco LLC
144A 4.500%, 9/15/26(1)	140	140
144A 6.500%, 9/15/28(1)	235	241
Sprint Corp. 7.875%, 9/15/23	520	596
Telesat Canada 144A 6.500%, 10/15/27(1)	575	579
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	195	203
Twitter, Inc. 144A 3.875%, 12/15/27(1)	300	313
Univision Communications, Inc.
144A 5.125%, 2/15/25(1)	325	308
144A 9.500%, 5/1/25(1)	85	91
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	250	249
		9,126

Consumer Discretionary—15.1%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	410	397
Aramark Services, Inc. 144A 6.375%, 5/1/25(1)	260	271
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	135	141
144A 8.125%, 7/1/27(1)	105	111
Carnival Corp. 144A 11.500%, 4/1/23(1)	55	62
Carvana Co.
144A 5.625%, 10/1/25(1)	235	232
144A 5.875%, 10/1/28(1)	235	232
Clarios Global LP 144A 8.500%, 5/15/27(1)	255	265
Dana, Inc. 5.375%, 11/15/27	317	325
Diamond Resorts International, Inc. 144A 10.750%, 9/1/24(1)	250	222
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(1)	115	106
Ford Motor Co.
9.000%, 4/22/25	108	124
9.625%, 4/22/30	69	89
Ford Motor Credit Co. LLC
5.125%, 6/16/25	285	294
4.125%, 8/17/27	200	194
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(1)	315	266
	Par Value	Value

Consumer Discretionary—continued
Golden Nugget, Inc. 144A 8.750%, 10/1/25(1)	$145	$ 114
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	235	249
International Game Technology plc 144A 6.250%, 1/15/27(1)	200	214
KAR Auction Services, Inc. 144A 5.125%, 6/1/25(1)	440	440
M/I Homes, Inc. 4.950%, 2/1/28	590	608
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	465	441
MGM Growth Properties Operating Partnership LP
5.750%, 2/1/27	155	167
4.500%, 1/15/28	120	122
Nissan Motor Co. Ltd. 144A 4.810%, 9/17/30(1)	400	401
PulteGroup, Inc. 7.875%, 6/15/32	180	247
QVC, Inc. 4.750%, 2/15/27	150	154
Royal Caribbean Cruises Ltd. 144A 9.125%, 6/15/23(1)	80	85
Scientific Games International, Inc.
144A 5.000%, 10/15/25(1)	250	252
144A 8.250%, 3/15/26(1)	120	126
144A 7.000%, 5/15/28(1)	160	160
Station Casinos LLC 144A 4.500%, 2/15/28(1)	335	310
TRI Pointe Group, Inc. 5.875%, 6/15/24	345	373
Vista Outdoor, Inc. 5.875%, 10/1/23	185	185
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	545	550
Wynn Macau Ltd. 144A 5.625%, 8/26/28(1)	300	291
		8,820

Consumer Staples—3.4%
Albertsons Cos., Inc. 144A 4.625%, 1/15/27(1)	585	598
Chobani LLC 144A 7.500%, 4/15/25(1)	315	326
Dole Food Co., Inc. 144A 7.250%, 6/15/25(1)	325	323
H-Food Holdings LLC 144A 8.500%, 6/1/26(1)	270	264
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(1)	195	198
See Notes to Financial Statements
34

Newfleet High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
Prestige Brands, Inc. 144A 6.375%, 3/1/24(1)	$255	$ 261
		1,970

Energy—8.9%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)	285	202
American Midstream Partners LP 144A 9.500%, 12/15/21(1)	175	174
Antero Midstream Partners LP 144A 5.750%, 1/15/28(1)	340	280
Apache Corp. 4.625%, 11/15/25	290	276
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(1)	165	161
BP Capital Markets plc 4.875% (3)(4)	285	305
Callon Petroleum Co. 6.125%, 10/1/24	141	40
Cheniere Energy Partners LP
5.625%, 10/1/26	160	166
4.500%, 10/1/29	235	241
Cheniere Energy, Inc. 144A 4.625%, 10/15/28(1)	175	180
CITGO Holding, Inc. 144A 9.250%, 8/1/24(1)	140	133
Continental Resources, Inc. 4.375%, 1/15/28	330	285
CrownRock LP 144A 5.625%, 10/15/25(1)	260	245
CSI Compressco LP 7.250%, 8/15/22	205	145
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)	75	77
144A 6.500%, 7/1/27(1)	90	95
Geopark Ltd. 144A 6.500%, 9/21/24(1)	215	203
MEG Energy Corp. 144A 7.125%, 2/1/27(1)	300	269
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(1)	115	1
NuStar Logistics LP 6.375%, 10/1/30	110	114
Occidental Petroleum Corp.
2.700%, 8/15/22	83	78
5.875%, 9/1/25	130	119
3.500%, 8/15/29	160	123
6.625%, 9/1/30	135	125
Parsley Energy LLC 144A 4.125%, 2/15/28(1)	315	296
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	300	233
Targa Resources Partners LP
5.875%, 4/15/26	285	293
	Par Value	Value

Energy—continued
144A 4.875%, 2/1/31(1)	$120	$ 116
Transocean, Inc. 144A 11.500%, 1/30/27(1)	143	57
USA Compression Partners LP 6.875%, 4/1/26	170	168
		5,200

Financials—6.1%
Acrisure LLC
144A 8.125%, 2/15/24(1)	95	99
144A 7.000%, 11/15/25(1)	240	236
AerCap Ireland Capital DAC 6.500%, 7/15/25	190	205
Citadel LP 144A 4.875%, 1/15/27(1)	305	328
FirstCash, Inc. 144A 4.625%, 9/1/28(1)	250	256
ICAHN Enterprises LP
6.250%, 5/15/26	220	229
5.250%, 5/15/27	265	276
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	305	264
Navient Corp. 5.875%, 10/25/24	185	184
NMI Holdings, Inc. 144A 7.375%, 6/1/25(1)	135	144
OneMain Finance Corp.
6.875%, 3/15/25	370	411
7.125%, 3/15/26	85	95
5.375%, 11/15/29	45	47
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)	10	10
Synovus Financial Corp. 5.900%, 2/7/29	310	319
Voya Financial, Inc. 5.650%, 5/15/53	440	452
		3,555

Health Care—10.8%
Acadia Healthcare Co., Inc. 144A 5.000%, 4/15/29(1)	10	10
Advanz Pharma Corp., Ltd. 8.000%, 9/6/24	41	40
Avantor Funding, Inc. 144A 4.625%, 7/15/28(1)	70	73
Avantor, Inc. 144A 6.000%, 10/1/24(1)	130	136
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(1)	135	149
144A 8.500%, 1/31/27(1)	270	297
Bausch Health Cos., Inc. 144A 7.000%, 1/15/28(1)	190	201
	Par Value	Value

Health Care—continued
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(1)	$260	$ 263
Community Health Systems, Inc. 144A 6.625%, 2/15/25(1)	280	271
DaVita, Inc. 144A 3.750%, 2/15/31(1)	330	318
Encompass Health Corp.
4.500%, 2/1/28	260	261
4.750%, 2/1/30	45	46
Endo Dac 144A 9.500%, 7/31/27(1)	50	52
HCA, Inc.
5.375%, 2/1/25	330	361
5.625%, 9/1/28	315	360
Jaguar Holding Co. II 144A 5.000%, 6/15/28(1)	215	224
LifePoint Health, Inc.
144A 6.750%, 4/15/25(1)	5	5
144A 4.375%, 2/15/27(1)	290	290
Ortho-Clinical Diagnostics, Inc.
144A 7.375%, 6/1/25(1)	140	142
144A 7.250%, 2/1/28(1)	135	140
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	256	268
Select Medical Corp. 144A 6.250%, 8/15/26(1)	440	458
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(1)	180	179
144A 10.000%, 4/15/27(1)	130	139
Tenet Healthcare Corp.
8.125%, 4/1/22	85	95
7.000%, 8/1/25	180	185
144A 7.500%, 4/1/25(1)	80	86
144A 4.875%, 1/1/26(1)	180	183
144A 6.250%, 2/1/27(1)	130	134
144A 5.125%, 11/1/27(1)	60	62
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	405	358
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(1)	470	479
		6,265

Industrials—12.0%
Allied Universal Holdco LLC 144A 6.625%, 7/15/26(1)	380	405
American Airlines, Inc. 144A 11.750%, 7/15/25(1)	530	512
Boeing Co. (The)
3.750%, 2/1/50	325	297
5.930%, 5/1/60	231	285
See Notes to Financial Statements
35

Newfleet High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Industrials—continued
Bombardier, Inc.
144A 8.750%, 12/1/21(1)	$125	$ 127
144A 7.500%, 12/1/24(1)	155	119
144A 7.875%, 4/15/27(1)	70	53
Cornerstone Building Brands, Inc. 144A 6.125%, 1/15/29(1)	380	384
Fortress Transportation & Infrastructure Investors LLC
144A 6.750%, 3/15/22(1)	175	172
144A 6.500%, 10/1/25(1)	220	216
144A 9.750%, 8/1/27(1)	40	43
GFL Environmental, Inc.
144A 7.000%, 6/1/26(1)	99	104
144A 8.500%, 5/1/27(1)	72	78
Hillenbrand, Inc. 5.000%, 9/15/26	460	499
Howmet Aerospace, Inc. 6.875%, 5/1/25	180	199
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(1)	580	513
Signature Aviation US Holdings, Inc. 144A 4.000%, 3/1/28(1)	595	553
Spirit AeroSystems, Inc.
3.950%, 6/15/23	165	147
144A 5.500%, 1/15/25(1)	290	291
Standard Industries, Inc. 144A 4.375%, 7/15/30(1)	570	584
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(1)	295	294
TransDigm, Inc.
144A 6.250%, 3/15/26(1)	115	121
5.500%, 11/15/27	450	433
Uber Technologies, Inc. 144A 7.500%, 5/15/25(1)	270	288
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	265	290
		7,007

Information Technology—4.5%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(1)	170	180
Black Knight InfoServ LLC 144A 3.625%, 9/1/28(1)	325	328
Dun & Bradstreet Corp. (The) 144A 10.250%, 2/15/27(1)	84	95
Microchip Technology, Inc. 144A 4.250%, 9/1/25(1)	280	290
	Par Value	Value

Information Technology—continued
NCR Corp.
144A 5.000%, 10/1/28(1)	$ 30	$ 30
144A 5.250%, 10/1/30(1)	30	30
Open Text Holdings, Inc. 144A 4.125%, 2/15/30(1)	305	314
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	435	442
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	300	319
ViaSat, Inc. 144A 5.625%, 9/15/25(1)	305	299
Xerox Holdings Corp. 144A 5.500%, 8/15/28(1)	295	290
		2,617

Materials—9.6%
ARD Finance S.A. PIK Interest Capitalization 144A 6.500%, 6/30/27(1)(5)	595	592
Atotech Alpha 3 B.V. 144A 6.250%, 2/1/25(1)	280	284
Cleveland-Cliffs, Inc.
144A 6.750%, 3/15/26(1)	85	87
144A 7.000%, 3/15/27(1)	170	145
Hecla Mining Co. 7.250%, 2/15/28	305	331
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(1)	315	318
Kaiser Aluminum Corp.
144A 6.500%, 5/1/25(1)	45	46
144A 4.625%, 3/1/28(1)	305	284
Kraton Polymers LLC 144A 7.000%, 4/15/25(1)	262	267
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(1)	460	433
Novelis Corp. 144A 4.750%, 1/30/30(1)	300	293
Olin Corp. 5.625%, 8/1/29	320	315
Reynolds Group Issuer, Inc.
144A 7.000%, 7/15/24(1)	135	138
RegS 7.000%, 7/15/24(6)	92	94
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(1)	250	264
Teck Resources Ltd. 6.125%, 10/1/35	265	317
TPC Group, Inc. 144A 10.500%, 8/1/24(1)	270	227
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(1)	150	159
144A 6.625%, 11/1/25(1)	265	261
	Par Value	Value

Materials—continued
Tronox, Inc. 144A 6.500%, 5/1/25(1)	$255	$ 265
United States Steel Corp.
6.250%, 3/15/26	235	159
144A 12.000%, 6/1/25(1)	270	287
		5,566

Real Estate—2.9%
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(1)	640	628
Iron Mountain, Inc. 144A 4.875%, 9/15/29(1)	315	320
iStar, Inc. 4.250%, 8/1/25	290	271
Service Properties Trust 7.500%, 9/15/25	170	181
Uniti Group, Inc. 144A 7.125%, 12/15/24(1)	300	290
		1,690

Utilities—1.3%
Ferrellgas Partners LP 8.625%, 6/15/20(7)	140	28
PG&E Corp. 5.250%, 7/1/30	295	285
Talen Energy Supply LLC 144A 6.625%, 1/15/28(1)	205	199
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(1)	240	263
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(1)(8)	500	—
		775
Total Corporate Bonds and Notes (Identified Cost $53,057)		52,591

Leveraged Loans(2)—6.2%
Aerospace—0.7%
DynCorp International, Inc. Tranche B, First Lien (1 month LIBOR + 6.000%) 7.000%, 8/18/25	90	89
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/20/27	295	300
		389

Consumer Non-Durables—0.7%
Diamond (BC) B.V. (3 month LIBOR + 3.000%) 3.261%, 9/6/24	185	173
See Notes to Financial Statements
36

Newfleet High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Non-Durables—continued
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.000%, 5/15/23	$ 85	$ 84
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.000%) 4.256%, 6/30/24	168	164
		421

Energy—0.6%
California Resources Corp.
2016 (1 month LIBOR + 10.375%) 11.375%, 12/31/21(7)	155	3
2017 (1 month LIBOR + 4.750%) 5.750%, 12/31/22(7)	55	20
CITGO Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 6.000%, 3/27/24	85	80
Fieldwood Energy LLC First Lien (3 month LIBOR + 5.250%) 6.250%, 4/11/22(9)	245	62
Traverse Midstream Partners LLC (1 month LIBOR + 4.000%) 5.000%, 9/27/24	204	187
		352

Financial—0.2%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 6.647%, 8/4/25	121	121
Food / Tobacco—0.2%
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.000%, 8/16/23	142	137
Forest Prod / Containers—0.5%
Klockner Pentaplast of America, Inc. (3 month LIBOR + 4.250%) 5.250%, 6/30/22	302	293
Gaming / Leisure—0.3%
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	184	161
	Par Value	Value

Healthcare—1.2%
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.897%, 10/10/25	$134	$ 96
One Call Corp. First Lien (3 month LIBOR + 5.250%) 6.250%, 11/27/22	493	430
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.897%, 7/2/25	158	146
		672

Information Technology—0.0%
Ultimate Software Group, Inc. (The) Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27	15	15
Manufacturing—0.4%
U.S. Farathane LLC Tranche B-4 (3 month LIBOR + 3.500%) 4.500%, 12/23/21	302	260
Media / Telecom - Cable/Wireless Video—0.4%
Intelsat Jackson Holdings S.A.
(3 month LIBOR + 4.550%) 5.050%, 7/14/21	15	15
(3 month LIBOR + 4.550%) 5.050%, 7/14/21(10)	15	15
Tranche B-5 (6 month LIBOR + 8.00%) 8.625%, 1/2/24(9)	186	187
		217

Service—0.6%
Carlisle Food Service Products, Inc. First Lien (1 month LIBOR + 3.000%) 4.000%, 3/20/25	79	70
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.750%) 3.895%, 2/6/26	149	148
TKC Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	153	143
		361

	Par Value	Value

Transportation - Automotive—0.4%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23	$256	$ 219
Total Leveraged Loans (Identified Cost $4,117)		3,618

	Shares
Preferred Stock—0.4%
Financials—0.4%
Citigroup, Inc. Series T, 6.250%(11)	190 (12)	211
Total Preferred Stock (Identified Cost $192)		211

Common Stocks—0.2%
Communication Services—0.0%
Clear Channel Outdoor Holdings, Inc.(13)	7,282	7
Consumer Discretionary—0.0%
MYT Holding LLC Class B(13)	33,022	4
Neiman Marcus Group, Inc.(13)	116	12
		16

Energy—0.2%
Denbury, Inc.(13)	5,320	93
Frontera Energy Corp.	1,088	2
		95
Total Common Stocks (Identified Cost $357)		118
Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(13)	8,563	9
Total Rights (Identified Cost $7)		9

See Notes to Financial Statements
37

Newfleet High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Warrant—0.0%
	Communication Services—0.0%
iHeartMedia, Inc.(8)	3,097	$ 25
	Total Warrant (Identified Cost $54)	25
	Total Long-Term Investments—97.4% (Identified Cost $57,964)	56,755

	TOTAL INVESTMENTS—97.4% (Identified Cost $57,964)	$56,755
	Other assets and liabilities, net—2.6%	1,497
	NET ASSETS—100.0%	$58,252

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
PIK	Payment-in-Kind Security

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $36,452 or 62.6% of net assets.
(2)	Variable rate security. Rate disclosed is as of September 30, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Interest payments may be deferred.
(4)	No contractual maturity date.
(5)	100% of the income received was in cash.
(6)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(7)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	Security in default, interest payments are being received during the bankruptcy proceedings.
(10)	Represents unfunded portion of security and commitment fee earned on this portion.
(11)	Interest may be forfeited.
(12)	Value shown as par value.
(13)	Non-income producing.

Country Weightings (Unaudited)†
United States	84%
Canada	5
Luxembourg	3
Netherlands	3
United Kingdom	1
Norway	1
Japan	1
Other	2
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$52,591	$ —	$52,591	$— (1)
Leveraged Loans	3,618	—	3,618	—
Mortgage-Backed Security	183	—	183	—
Equity Securities:
Common Stocks	118	102	16	—
Preferred Stock	211	—	211	—
Rights	9	—	9	—
Warrant	25	—	—	25
Total Investments	$56,755	$102	$56,628	$25

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $192 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
38

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—7.8%
U.S. Treasury Notes
2.250%, 3/31/21	$16,050	$ 16,219
1.125%, 8/31/21	2,520	2,542
0.125%, 5/31/22	2,525	2,524
1.750%, 6/15/22	17,980	18,472
Total U.S. Government Securities (Identified Cost $39,457)		39,757

Foreign Government Securities—1.0%
Republic of Indonesia
144A 5.875%, 1/15/24(1)	755	869
144A 4.125%, 1/15/25(1)	435	485
Republic of Kazakhstan 144A 5.125%, 7/21/25(1)	570	659
Republic of South Africa
5.875%, 9/16/25	265	283
4.850%, 9/27/27	975	961
Republic of Turkey 7.375%, 2/5/25	790	816
Saudi Government International Bond 144A 4.000%, 4/17/25(1)	425	472
State of Qatar Government International Bond 144A 3.400%, 4/16/25(1)	300	329
Total Foreign Government Securities (Identified Cost $4,760)		4,874

Mortgage-Backed Securities—30.9%
Agency—1.0%
Federal National Mortgage Association
Pool #AD6058 4.000%, 8/1/25	26	28
Pool #AO5149 3.000%, 6/1/27	88	92
Pool #AL7532 3.000%, 11/1/27	362	381
Pool #AS5730 3.000%, 9/1/30	782	822
Pool #AS5927 3.000%, 10/1/30	333	349
Pool #MA0908 4.000%, 11/1/31	194	212
Pool #AC3654 5.000%, 10/1/39	135	155
Pool #AD3841 4.500%, 4/1/40	50	56
Pool #MA3663 3.500%, 5/1/49	770	811
Pool #CA4978 3.000%, 1/1/50	1,985	2,081
	Par Value	Value

Agency—continued
Federal National Mortgage Association REMIC 1997-70, PE (P.O.) 0.000%, 4/25/22	$ —(2)	$ —(2)
Government National Mortgage Association
Pool #345039 7.000%, 9/15/23	1	1
Pool #780023 7.000%, 9/15/24	2	2
		4,990

Non-Agency—29.9%
Ajax Mortgage Loan Trust
2017-B, A 144A 3.163%, 9/25/56(1)(3)	708	706
2019-D, A1 144A 2.956%, 9/25/65(1)(3)	908	919
2018-C, A 144A 4.360%, 9/25/65(1)(3)	733	745
American Homes 4 Rent Trust 2015-SFR1, A 144A 3.467%, 4/17/52(1)	180	192
AMSR Trust
2020-SFR1, A 144A 1.819%, 4/17/37(1)	939	957
2020-SFR1, B 144A 2.120%, 4/17/37(1)	940	953
2020-SFR3, B 144A 1.806%, 9/17/37(1)	2,400	2,400
Angel Oak Mortgage Trust I LLC 2018-3, A1 144A 3.649%, 9/25/48(1)(3)	1,369	1,397
Angel Oak Mortgage Trust LLC
2017-3, A1 144A 2.708%, 11/25/47(1)(3)	60	60
2019-3, A1 144A 2.930%, 5/25/59(1)(3)	2,561	2,593
2020-6, A1 144A 1.261%, 5/25/65(1)(3)	613	613
2020-4, A1 144A 1.469%, 6/25/65(1)(3)	2,174	2,182
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(1)(3)	1,226	1,251
2019-1, A1 144A 3.805%, 1/25/49(1)(3)	1,642	1,694
2019-2, A1 144A 3.347%, 4/25/49(1)(3)	1,193	1,227
Banc of America Funding Trust
2004-B, 2A1 4.308%, 11/20/34(3)	18	19
2005-1, 1A1 5.500%, 2/25/35	80	83
2006-2, 3A1 6.000%, 3/25/36	17	17
Bayview Koitere Fund Trust 2017-RT4, A 144A 3.500%, 7/28/57(1)(3)	174	180
	Par Value	Value

Non-Agency—continued
Bayview Opportunity Master Fund IVa Trust 2017-RT1, A1 144A 3.000%, 3/28/57(1)(3)	$ 409	$ 419
Bayview Opportunity Master Fund IVb Trust 2017-SPL4, A 144A 3.500%, 1/28/55(1)(3)	320	327
Bunker Hill Loan Depositary Trust 2019-2, A1 144A 2.879%, 7/25/49(1)(3)	1,395	1,432
BX Commercial Mortgage Trust
2019-XL, C (1 month LIBOR + 1.250%) 144A 1.402%, 10/15/36(1)(3)	983	980
2020-BXLP, D (1 month LIBOR + 1.250%) 144A 1.402%, 12/15/36(1)(3)	480	475
BX Trust 2018-GW, B (1 month LIBOR + 1.020%) 144A 1.172%, 5/15/35(1)(3)	1,265	1,198
Centex Home Equity Loan Trust 2004-D, AF5 5.850%, 9/25/34(3)	86	88
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	945	956
Citigroup Commercial Mortgage Trust
2019-SST2, A (1 month LIBOR + 0.920%) 144A 1.072%, 12/15/36(1)(3)	1,200	1,179
2015-GC27, A4 2.878%, 2/10/48	1,200	1,263
Citigroup Mortgage Loan Trust, Inc.
2004-NCM2, 2CB2 6.750%, 8/25/34	94	104
2014-A, A 144A 4.000%, 1/25/35(1)(3)	183	192
2015-PS1, A1 144A 3.750%, 9/25/42(1)(3)	115	118
2019-IMC1, A1 144A 2.720%, 7/25/49(1)(3)	1,486	1,511
2015-A, A1 144A 3.500%, 6/25/58(1)(3)	198	204
2019-RP1, A1 144A 3.500%, 1/25/66(1)(3)	1,512	1,616
COLT Mortgage Loan Trust Funding LLC
2019-3, A1 144A 2.764%, 8/25/49(1)(3)	180	182
2020-1, A1 144A 2.488%, 2/25/50(1)(3)	1,173	1,186
COMM Mortgage Trust 2020-CBM, B 144A 3.099%, 2/10/37(1)	1,035	1,016
See Notes to Financial Statements
39

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
CoreVest American Finance Trust
2017-1, A 144A 2.968%, 10/15/49(1)	$ 1,480	$ 1,509
2018-2, A 144A 4.026%, 11/15/52(1)	985	1,058
2020-1, A1 144A 1.832%, 3/15/50(1)	1,262	1,275
Credit Suisse First Boston Mortgage Securities Corp.
2003-27, 5A3 5.250%, 11/25/33	8	8
2003-AR30, 5A1 3.562%, 1/25/34(3)	99	100
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%) 144A 1.132%, 5/15/36(1)(3)	1,455	1,453
Credit Suisse Mortgage Capital Trust
2013-HYB1, A16 144A 2.946%, 4/25/43(1)(3)	180	184
2014-IVR2, A2 144A 3.695%, 4/25/44(1)(3)	363	381
2018-RPL8, A1 144A 4.125%, 7/25/58(1)(3)	1,264	1,269
2020-RPL4, A1 144A 2.000%, 1/25/60(1)	1,270	1,311
2020-NQM1, A1 144A 1.208%, 5/25/65(1)(3)	1,570	1,570
Deephaven Residential Mortgage Trust
2017-1A, A1 144A 2.725%, 12/26/46(1)(3)	49	49
2017-1A, A2 144A 2.928%, 12/26/46(1)(3)	79	79
2017-2A, A1 144A 2.453%, 6/25/47(1)(3)	644	646
2017-3A, A3 144A 2.813%, 10/25/47(1)(3)	99	100
2018-2A, A1 144A 3.479%, 4/25/58(1)(3)	2,687	2,737
2018-3A, A1 144A 3.789%, 8/25/58(1)(3)	874	877
2019-1A, A1 144A 3.743%, 1/25/59(1)(3)	461	466
Ellington Financial Mortgage Trust
2018-1, A1FX 144A 4.140%, 10/25/58(1)(3)	1,017	1,043
2019-2, A3 144A 3.046%, 11/25/59(1)(3)	942	958
2020-1, A1 144A 2.006%, 5/25/65(1)(3)	1,113	1,126
Exantas Capital Corp. 2020-RSO8, A (1 month LIBOR + 1.150%) 144A 1.301%, 3/15/35(1)(3)	1,280	1,263
	Par Value	Value

Non-Agency—continued
FirstKey Homes Trust 2020-SFR1, B 144A 1.740%, 9/17/25(1)	$ 585	$ 585
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(1)(3)	403	414
2018-1, A23 144A 3.500%, 11/25/57(1)(3)	281	289
2018-2, A41 144A 4.500%, 10/25/58(1)(3)	270	276
2019-H1, A1 144A 2.657%, 10/25/59(1)(3)	847	864
2020-H1, A1 144A 2.310%, 1/25/60(1)(3)	2,770	2,823
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(1)(3)	2,014	2,045
GS Mortgage Securities Trust 2020-GC45, AS 3.173%, 2/13/53(3)	1,225	1,366
GSR Mortgage Loan Trust 2003-3F, 1A6 6.000%, 4/25/33	192	200
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(1)	1,070	1,069
Homeward Opportunities Fund I Trust
2018-1, A1 144A 3.766%, 6/25/48(1)(3)	972	975
2018-2, A1 144A 3.985%, 11/25/58(1)(3)	1,397	1,447
2019-1, A1 144A 3.454%, 1/25/59(1)(3)	1,278	1,300
2019-3, A1 144A 2.675%, 11/25/59(1)(3)	1,791	1,816
IMC Home Equity Loan Trust 1997-5, A9 7.310%, 11/20/28	54	54
JP Morgan Chase Mortgage Trust 2005-A5, 1A2 2.870%, 8/25/35(3)	245	249
JPMorgan Chase Commercial Mortgage Securities Trust 2011-C4, A4 144A 4.388%, 7/15/46(1)	84	85
JPMorgan Chase Mortgage Trust
2014-2, AM 144A 3.348%, 6/25/29(1)(3)	708	717
2014-2, 2A2 144A 3.500%, 6/25/29(1)(3)	497	507
2006-A2, 4A1 3.076%, 8/25/34(3)	44	45
2014-1, 2A12 144A 3.500%, 1/25/44(1)(3)	392	407
2015-1, AM1 144A 2.146%, 12/25/44(1)(3)	156	158
	Par Value	Value

Non-Agency—continued
2016-SH1, M2 144A 3.750%, 4/25/45(1)(3)	$ 353	$ 357
2015-5, A2 144A 2.633%, 5/25/45(1)(3)	835	860
2016-SH2, M2 144A 3.750%, 12/25/45(1)(3)	582	600
2017-3, 2A2 144A 2.500%, 8/25/47(1)(3)	580	594
2017-5, A1 144A 3.128%, 10/26/48(1)(3)	1,535	1,565
JPMorgan Chase WaMu Mortgage Pass-Through Certificates Trust 2003-AR6, A1 3.108%, 6/25/33(3)	108	108
KNDL Mortgage Trust 2019-KNSQ, A (1 month LIBOR + 0.800%) 144A 0.952%, 5/15/36(1)(3)	1,040	1,040
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(1)(3)	1,195	1,213
MASTR Alternative Loan Trust
2003-8, 2A1 5.750%, 11/25/33	50	52
2004-4, 6A1 5.500%, 4/25/34	80	83
2004-7, 9A1 6.000%, 8/25/34	67	70
2005-2, 2A1 6.000%, 1/25/35	274	294
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(1)(3)	64	64
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.348%, 6/25/52(1)(3)	1,040	1,038
MetLife Securitization Trust 2019-1A, A1A 144A 3.750%, 4/25/58(1)(3)	1,051	1,127
Morgan Stanley - Bank of America (Merrill Lynch) Trust 2013-C13, AS 4.266%, 11/15/46	1,515	1,639
Morgan Stanley Capital Barclays Bank Trust 2016-MART, A 144A 2.200%, 9/13/31(1)	1,660	1,655
Morgan Stanley Capital I Trust 2017-CLS, A (1 month LIBOR + 0.700%) 144A 0.852%, 11/15/34(1)(3)	1,080	1,077
Morgan Stanley Residential Mortgage Loan Trust 2014-1A, B2 144A 2.709%, 6/25/44(1)(3)	343	354
See Notes to Financial Statements
40

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
National City Mortgage Capital Trust 2008-1, 2A1 6.000%, 3/25/38	$ 75	$ 77
New Residential Mortgage Loan Trust
2016-2A, A1 144A 3.750%, 11/26/35(1)(3)	1,416	1,529
2018-NQM1, A1 144A 3.986%, 11/25/48(1)(3)	615	631
2019-NQM1, A1 144A 3.675%, 1/25/49(1)(3)	1,236	1,259
2014-1A, A 144A 3.750%, 1/25/54(1)(3)	892	961
2014-2A, A3 144A 3.750%, 5/25/54(1)(3)	85	92
2014-3A, AFX3 144A 3.750%, 11/25/54(1)(3)	2,049	2,192
2015-2A, A1 144A 3.750%, 8/25/55(1)(3)	1,032	1,116
2016-1A, A1 144A 3.750%, 3/25/56(1)(3)	594	637
2016-3A, A1 144A 3.750%, 9/25/56(1)(3)	599	644
2016-4A, A1 144A 3.750%, 11/25/56(1)(3)	2,535	2,725
2017-2A, A3 144A 4.000%, 3/25/57(1)(3)	1,109	1,200
2018-1A, A1A 144A 4.000%, 12/25/57(1)(3)	1,928	2,081
2019-NQM4, A1 144A 2.492%, 9/25/59(1)(3)	1,124	1,144
2020-NPL2, A1 144A 3.228%, 8/25/60(1)(3)	293	293
NovaStar Mortgage Funding Trust 2004-4, M5 (1 month LIBOR + 1.725%) 1.873%, 3/25/35(3)	459	462
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(1)(3)	288	300
2018-1, A2 (1 month LIBOR + 0.650%) 144A 0.798%, 6/25/57(1)(3)	243	243
2018-EXP2, 1A1 144A 4.000%, 7/25/58(1)(3)	836	850
2019-EXP3, 1A8 144A 3.500%, 10/25/59(1)(3)	776	796
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(1)(3)	1,347	1,357
2020-3, A1 144A 2.857%, 9/25/25(1)	498	498
Pretium Mortgage Credit Partners I LLC 2019-NPL3, A1 144A 3.105%, 7/27/59(1)(3)	939	940
Progress Residential Trust
2020-SFR3, A 144A 1.294%, 10/17/27(1)	345	345
	Par Value	Value

Non-Agency—continued
2017-SFR1, B 144A 3.017%, 8/17/34(1)	$ 690	$ 698
2018-SFR2, B 144A 3.841%, 8/17/35(1)	1,750	1,786
2019-SFR2, A 144A 3.147%, 5/17/36(1)	1,213	1,253
2019-SFR3, B 144A 2.571%, 9/17/36(1)	685	698
2020-SFR2, A 144A 2.078%, 6/17/37(1)	1,500	1,531
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(1)(3)	435	450
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(1)(3)	1,234	1,272
RCO V Mortgage LLC 2019-2, A1 144A 3.475%, 11/25/24(1)(3)	1,252	1,249
Residential Mortgage Loan Trust
2020-1, A1 144A 2.376%, 2/25/24(1)(3)	868	880
2019-1, A1 144A 3.936%, 10/25/58(1)(3)	662	671
2019-2, A1 144A 2.913%, 5/25/59(1)(3)	387	394
SBA Tower Trust 144A 1.884%, 1/15/26(1)	710	726
SG Residential Mortgage Trust 2019-3, A1 144A 2.703%, 9/25/59(1)(3)	1,845	1,865
Spruce Hill Mortgage Loan Trust
2019-SH1, A1 144A 3.395%, 4/29/49(1)(3)	1,634	1,652
2020-SH1, A1 144A 2.521%, 1/28/50(1)(3)	839	848
Starwood Mortgage Residential Trust
2018-IMC1, A1 144A 3.793%, 3/25/48(1)(3)	1,601	1,610
2019-IMC1, A1 144A 3.468%, 2/25/49(1)(3)	1,196	1,226
2020-1, A1 144A 2.275%, 2/25/50(1)(3)	878	894
Starwood Waypoint Homes Trust 2017-1, A (1 month LIBOR + 0.950%) 144A 1.102%, 1/17/35(1)(3)	879	878
Structured Adjustable Rate Mortgage Loan Trust 2004-14, 7A 3.087%, 10/25/34(3)	99	100
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates 2003-34A, 6A 3.462%, 11/25/33(3)	182	175
	Par Value	Value

Non-Agency—continued
Towd Point Mortgage Trust
2015-3, A1B 144A 3.000%, 3/25/54(1)(3)	$ 87	$ 88
2015-5, A2 144A 3.500%, 5/25/55(1)(3)	275	285
2018-SJ1, A1 144A 4.000%, 10/25/58(1)(3)	475	480
2019-1, A1 144A 3.750%, 3/25/58(1)(3)	582	631
Towd Point Trust 2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 1.048%, 4/25/48(1)(3)	1,828	1,821
Tricon American Homes Trust 2017-SFR1, A 144A 2.716%, 9/17/34(1)	2,485	2,529
VCAT LLC 2019-NPL2, A1 144A 3.573%, 11/25/49(1)(3)	825	823
Velocity Commercial Capital Loan Trust 2017-1, AFX 144A 3.000%, 5/25/47(1)(3)	19	19
Vericrest Opportunity Loan Trust
2019-NPL2, A1 144A 3.967%, 2/25/49(1)(3)	489	489
2020-NPL2, A1A 144A 2.981%, 2/25/50(1)(3)	842	842
Vericrest Opportunity Loan Trust LXXXIII LLC 2019-NPL9, A1A 144A 3.327%, 11/26/49(1)(3)	1,163	1,166
Vericrest Opportunity Loan Trust LXXXV LLC 2020-NPL1, A1A 144A 3.228%, 1/25/50(1)(3)	1,337	1,340
Verus Securitization Trust
2017-1A, A1 144A 2.853%, 1/25/47(1)(3)	46	46
2018-INV1, A3 144A 4.052%, 3/25/58(1)(3)	317	318
2018-2, A1 144A 3.677%, 6/1/58(1)(3)	2,786	2,825
2018-2, B1 144A 4.426%, 6/1/58(1)(3)	445	462
2019-2, A1 144A 3.211%, 5/25/59(1)(3)	3,042	3,110
2019-INV2, A1 144A 2.913%, 7/25/59(1)(3)	603	616
2019-INV1, A1 144A 3.402%, 12/25/59(1)(3)	623	640
2020-1, A1 144A 2.417%, 1/25/60(1)(3)	2,282	2,331
2020-4, A1 144A 1.502%, 5/25/65(1)(3)	3,244	3,256
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	485	498
See Notes to Financial Statements
41

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Wells Fargo Mortgage Backed Securities Trust
2004-K, 1A2 3.011%, 7/25/34(3)	$ 78	$ 77
2004-U, A1 3.664%, 10/25/34(3)	27	26
2020-4, A1 144A 3.000%, 7/25/50(1)(3)	896	926
		152,449
Total Mortgage-Backed Securities (Identified Cost $154,898)		157,439

Asset-Backed Securities—33.2%
Auto Floor Plan—0.2%
NextGear Floorplan Master Owner Trust 2017-2A, A2 144A 2.560%, 10/17/22(1)	920	921
Automobiles—19.5%
ACC Trust
2019-1, A 144A 3.750%, 5/20/22(1)	426	429
2019-2, A 144A 2.820%, 2/21/23(1)	741	745
2020-A, A 144A 6.000%, 3/20/23(1)	1,394	1,433
American Credit Acceptance Receivables Trust
2018-3, C 144A 3.750%, 10/15/24(1)	610	615
2018-4, C 144A 3.970%, 1/13/25(1)	1,046	1,061
2019-1, C 144A 3.500%, 4/14/25(1)	1,200	1,227
2019-2, C 144A 3.170%, 6/12/25(1)	1,040	1,058
AmeriCredit Automobile Receivables Trust
2017-1, C 2.710%, 8/18/22	829	836
2018-1, D 3.820%, 3/18/24	975	1,026
2019-1, C 3.360%, 2/18/25	1,200	1,266
Avid Automobile Receivables Trust 2018-1, A 144A 2.840%, 8/15/23(1)	46	46
Avis Budget Rental Car Funding LLC
(AESOP) 2016-1A, A 144A 2.990%, 6/20/22(1)	800	806
(AESOP) 2017-1A, A 144A 3.070%, 9/20/23(1)	1,110	1,136
	Par Value	Value

Automobiles—continued
(AESOP) 2019-3A, A 144A 2.360%, 3/20/26(1)	$ 1,270	$ 1,297
(AESOP) 2020-1A, A 144A 2.330%, 8/20/26(1)	1,475	1,519
Capital Auto Receivables Asset Trust 2017-1, C 144A 2.700%, 9/20/22(1)	920	934
CarMax Auto Owner Trust
2017-1, B 2.540%, 9/15/22	900	906
2019-1, C 3.740%, 1/15/25	1,175	1,219
CarNow Auto Receivables Trust
2019-1A, A 144A 2.720%, 11/15/22(1)	483	486
2020-1A, B 144A 2.710%, 7/17/23(1)	1,420	1,432
Carvana Auto Receivables Trust
2019-1A, D 144A 3.880%, 10/15/24(1)	1,195	1,236
2019-1A, E 144A 5.640%, 1/15/26(1)	980	1,020
2019-2A, D 144A 3.280%, 1/15/25(1)	470	482
2019-3A, C 144A 2.710%, 10/15/24(1)	1,580	1,621
2019-3A, D 144A 3.040%, 4/15/25(1)	1,445	1,478
2020-N1A, D 144A 3.430%, 1/15/26(1)	1,270	1,318
CPS Auto Receivables Trust
2018-C, D 144A 4.400%, 6/17/24(1)	905	937
2018-D, D 144A 4.340%, 9/16/24(1)	1,450	1,505
2020-A, C 144A 2.540%, 12/15/25(1)	1,225	1,248
2020-B, C 144A 3.300%, 4/15/26(1)	1,330	1,379
2020-C, C 144A 1.710%, 8/17/26(1)	1,265	1,267
Credit Acceptance Auto Loan Trust
2018-1A, A 144A 3.010%, 2/16/27(1)	518	520
2019-1A, A 144A 3.330%, 2/15/28(1)	1,385	1,419
2019-3A, B 144A 2.860%, 1/16/29(1)	1,180	1,228
Drive Auto Receivables Trust
2018-4, D 4.090%, 1/15/26	220	230
2019-3, C 2.900%, 8/15/25	1,255	1,295
	Par Value	Value

Automobiles—continued
2019-4, C 2.510%, 11/17/25	$ 1,120	$ 1,146
DT Auto Owner Trust
2018-1A, C 144A 3.470%, 12/15/23(1)	139	140
2019-1A, C 144A 3.610%, 11/15/24(1)	800	821
2019-2A, B 144A 2.990%, 4/17/23(1)	1,040	1,053
2019-2A, C 144A 3.180%, 2/18/25(1)	1,040	1,064
2019-4A, C 144A 2.730%, 7/15/25(1)	1,390	1,428
2020-2A, C 144A 3.280%, 3/16/26(1)	1,335	1,399
Exeter Automobile Receivables Trust
2017-3A, B 144A 2.810%, 9/15/22(1)	136	136
2018-2A, C 144A 3.690%, 3/15/23(1)	523	527
2018-3A, C 144A 3.710%, 6/15/23(1)	1,065	1,078
2018-4A, D 144A 4.350%, 9/16/24(1)	1,365	1,432
2019-3A, C 144A 2.790%, 5/15/24(1)	1,060	1,083
2019-4A, C 144A 2.440%, 9/16/24(1)	1,370	1,399
2020-1A, D 144A 2.730%, 12/15/25(1)	1,225	1,257
FHF Trust 2020-1A, A 144A 2.590%, 12/15/23(1)	1,985	1,993
First Investors Auto Owner Trust
2016-2A, C 144A 2.530%, 7/15/22(1)	715	717
2017-1A, D 144A 3.600%, 4/17/23(1)	880	895
2018-1A, D 144A 4.110%, 6/17/24(1)	1,175	1,215
2019-1A, C 144A 3.260%, 3/17/25(1)	1,240	1,285
Flagship Credit Auto Trust
2016-3, D 144A 3.890%, 11/15/22(1)	1,635	1,664
2019-2, C 144A 3.090%, 5/15/25(1)	1,250	1,301
2020-1, C 144A 2.240%, 1/15/26(1)	1,490	1,523
2020-3, C 144A 1.730%, 9/15/26(1)	1,205	1,228
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(1)	648	652
GLS Auto Receivables Issuer Trust
2019-1A, B 144A 3.650%, 12/16/24(1)	1,250	1,277
See Notes to Financial Statements
42

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
2019-2A, B 144A 3.320%, 3/15/24(1)	$ 1,240	$ 1,276
2019-3A, B 144A 2.720%, 6/17/24(1)	1,285	1,316
2019-4A, B 144A 2.780%, 9/16/24(1)	1,400	1,439
2019-4A, C 144A 3.060%, 8/15/25(1)	1,255	1,286
2020-1A, B 144A 2.430%, 11/15/24(1)	1,810	1,846
2020-2A, B 144A 3.160%, 6/16/25(1)	1,385	1,447
GLS Auto Receivables Trust
2017-1A, C 144A 3.500%, 7/15/22(1)	410	412
2018-1A, A 144A 2.820%, 7/15/22(1)	78	78
2018-3A, C 144A 4.180%, 7/15/24(1)	1,790	1,865
GM Financial Consumer Automobile 2017-1A, B 144A 2.300%, 6/16/23(1)	915	919
Hertz Vehicle Financing II LP
2015-3A, A 144A 2.670%, 9/25/21(1)	353	354
2016-4A, A 144A 2.650%, 7/25/22(1)	804	805
2018-1A, A 144A 3.290%, 2/25/24(1)	203	203
2019-1A, A 144A 3.710%, 3/25/23(1)	379	380
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(1)	1,130	1,160
Santander Drive Auto Receivables Trust 2018-2, C 3.350%, 7/17/23	750	759
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(1)	1,115	1,132
Tesla Auto Lease Trust
2018-B, B 144A 4.120%, 10/20/21(1)	925	946
2020-A, C 144A 1.680%, 2/20/24(1)	1,205	1,217
Tidewater Auto Receivables Trust 2020-AA, C 144A 1.910%, 9/15/26(1)	1,530	1,547
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(1)	438	440
United Auto Credit Securitization Trust
2019-1, D 144A 3.470%, 8/12/24(1)	1,035	1,056
2019-1, E 144A 4.290%, 8/12/24(1)	1,500	1,526
	Par Value	Value

Automobiles—continued
2020-1, C 144A 2.150%, 2/10/25(1)	$ 1,410	$ 1,428
US Auto Funding LLC 2019-1A, B 144A 3.990%, 12/15/22(1)	825	836
USASF Receivables LLC 2020-1A, B 144A 3.220%, 5/15/24(1)	1,220	1,233
Veros Automobile Receivables Trust 2020-1, B 144A 2.190%, 6/16/25(1)	1,270	1,274
Westlake Automobile Receivables Trust
2018-2A, D 144A 4.000%, 1/16/24(1)	1,285	1,314
2018-3A, C 144A 3.610%, 10/16/23(1)	1,348	1,367
2018-3A, D 144A 4.000%, 10/16/23(1)	1,435	1,481
2020-2A, C 144A 2.010%, 7/15/25(1)	1,645	1,669
		99,384

Consumer Loans—0.7%
LL ABS Trust 2020-1A, A 144A 2.330%, 1/17/28(1)	1,270	1,270
Marlette Funding Trust 2019-4A, A 144A 2.390%, 12/17/29(1)	759	766
Prosper Marketplace Issuance Trust Series 2019-4A, A 144A 2.480%, 2/17/26(1)	570	573
Upstart Securitization Trust 2019-3, A 144A 2.684%, 1/21/30(1)	851	858
		3,467

Credit Card—0.6%
Fair Square Issuance Trust 2020-AA, A 144A 2.900%, 9/20/24(1)	1,720	1,720
Genesis Private Label Amortizing Trust 2020-1, B 144A 2.830%, 7/20/30(1)	1,380	1,387
		3,107

Equipment—1.4%
BCC Funding Corp. XVI LLC 2019-1A, B 144A 2.640%, 9/20/24(1)	1,370	1,379
CLI Funding VI LLC 2020-1A, A 144A 2.080%, 9/18/45(1)	1,480	1,479
NMEF Funding LLC
2019-A, A 144A 2.730%, 8/17/26(1)	655	658
	Par Value	Value

Equipment—continued
2019-A, B 144A 3.060%, 8/17/26(1)	$ 1,205	$ 1,219
Pawnee Equipment Receivables Series LLC
2019-1, B 144A 2.520%, 10/15/24(1)	1,365	1,364
2020-1, A 144A 1.370%, 11/17/25(1)	1,270	1,268
		7,367

Other—10.3%
Amur Equipment Finance Receivables V LLC 2018-1A, A2 144A 3.240%, 12/20/23(1)	319	321
Amur Equipment Finance Receivables VI LLC 2018-2A, A2 144A 3.890%, 7/20/22(1)	591	601
Amur Equipment Finance Receivables VIII LLC 2020-1A, B 144A 2.500%, 3/20/26(1)	1,770	1,793
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(1)	351	352
2019-A, A 144A 3.140%, 7/16/40(1)	1,132	1,158
2019-A, C 144A 4.010%, 7/16/40(1)	1,450	1,461
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	1,195	1,229
Avant Loans Funding Trust 2019-A, A 144A 3.480%, 7/15/22(1)	53	53
Bankers Healthcare Group Securitization Trust 2020-A, A 144A 2.470%, 9/17/31(1)	1,108	1,108
BRE Grand Islander Timeshare Issuer LLC
2017-1A, A 144A 2.940%, 5/25/29(1)	334	339
2019-A, A 144A 3.280%, 9/26/33(1)	897	920
BXG Receivables Note Trust
2012-A, A 144A 2.660%, 12/2/27(1)	8	8
2013-A, A 144A 3.010%, 12/4/28(1)	406	411
2015-A, A 144A 2.880%, 5/2/30(1)	124	125
CCG Receivables Trust
2018-1, A2 144A 2.500%, 6/16/25(1)	414	415
2019-2, B 144A 2.550%, 3/15/27(1)	1,185	1,208
See Notes to Financial Statements
43

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
Conn’s Receivables Funding LLC 2018-A, B 144A 4.650%, 1/15/23(1)	$ 67	$ 67
Consumer Loan Underlying Bond CLUB Credit Trust 2019-P2, A 144A 2.470%, 10/15/26(1)	462	464
Consumer Loan Underlying Bond Credit Trust 2018-P2, A 144A 3.470%, 10/15/25(1)	82	83
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(1)	1,119	1,153
Diamond Resorts Owner Trust
2017-1A, A 144A 3.270%, 10/22/29(1)	660	670
2019-1A, B 144A 3.530%, 2/20/32(1)	848	857
Foundation Finance Trust
2017-1A, A 144A 3.300%, 7/15/33(1)	516	524
2019-1A, A 144A 3.860%, 11/15/34(1)	1,675	1,728
FREED ABS Trust
2019-2, B 144A 3.190%, 11/18/26(1)	1,370	1,360
2020-3FP, A 144A 2.400%, 9/20/27(1)	1,023	1,026
Gold Key Resorts LLC 2014-A, A 144A 3.220%, 3/17/31(1)	69	69
GreatAmerica Leasing Receivables Funding LLC 2017-1, A4 144A 2.360%, 1/20/23(1)	253	254
Hardee’s Funding LLC 2018-1A, A2I 144A 4.250%, 6/20/48(1)	1,357	1,364
Hilton Grand Vacations Trust
2017-AA, A 144A 2.660%, 12/26/28(1)	302	308
2018-AA, A 144A 3.540%, 2/25/32(1)	685	717
2020-AA, A 144A 2.740%, 2/25/39(1)	911	942
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(1)	1,500	1,505
Kabbage Funding LLC 2019-1, A 144A 3.825%, 3/15/24(1)	51	51
	Par Value	Value

Other—continued
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(1)	$ 1,425	$ 1,462
Mariner Finance Issuance Trust 2019-AA, A 144A 2.960%, 7/20/32(1)	1,045	1,063
Marlette Funding Trust 2019-2A, A 144A 3.130%, 7/16/29(1)	439	444
MVW LLC
2019-2A, A 144A 2.220%, 10/20/38(1)	1,082	1,104
2020-1A, A 144A 1.740%, 10/20/37(1)	1,374	1,389
MVW Owner Trust
2015-1A, B 144A 2.960%, 12/20/32(1)	87	87
2016-1A, A 144A 2.250%, 12/20/33(1)	429	430
2019-1A, A 144A 2.890%, 11/20/36(1)	876	901
Oasis LLC 2020-1A, A 144A 3.820%, 1/15/32(1)	770	773
Octane Receivables Trust 2019-1A, A 144A 3.160%, 9/20/23(1)	676	675
OneMain Financial Issuance Trust 2018-1A, A 144A 3.300%, 3/14/29(1)	1,895	1,946
Oportun Funding IX LLC 2018-B, A 144A 3.910%, 7/8/24(1)	905	920
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(1)	1,195	1,198
Orange Lake Timeshare Trust
2015-AA, A 144A 2.880%, 9/8/27(1)	89	90
2018-A, A 144A 3.100%, 11/8/30(1)	137	141
2019-A, B 144A 3.360%, 4/9/38(1)	797	807
Prosper Marketplace Issuance Trust 2018-2A, B 144A 3.960%, 10/15/24(1)	225	225
Sierra Timeshare Receivables Funding LLC
2016-1A, A 144A 3.080%, 3/21/33(1)	92	92
2016-2A, A 144A 2.330%, 7/20/33(1)	120	120
2017-1A, A 144A 2.910%, 3/20/34(1)	314	320
	Par Value	Value

Other—continued
2018-2A, A 144A 3.500%, 6/20/35(1)	$ 320	$ 333
2019-1A, B 144A 3.420%, 1/20/36(1)	568	583
2019-2A, B 144A 2.820%, 5/20/36(1)	589	597
2020-2A, B 144A 2.320%, 7/20/37(1)	1,146	1,146
Small Business Lending Trust
2019-A, A 144A 2.850%, 7/15/26(1)	513	504
2020-A, A 144A 2.620%, 12/15/26(1)	738	732
SoFi Consumer Loan Program LLC
2017-1, A 144A 3.280%, 1/26/26(1)	38	38
2017-5, A2 144A 2.780%, 9/25/26(1)	189	191
2017-6, A2 144A 2.820%, 11/25/26(1)	246	248
SoFi Consumer Loan Program Trust 2018-2, A2 144A 3.350%, 4/26/27(1)	652	655
Taco Bell Funding LLC 2016-1A, A23 144A 4.970%, 5/25/46(1)	1,161	1,250
Towd Point Mortgage Trust 2019-MH1, A1 144A 3.000%, 11/25/58(1)(3)	971	995
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(1)	1,193	1,243
TRIP Rail Master Funding LLC 2017-1A, A1 144A 2.709%, 8/15/47(1)	485	485
Upstart Pass-Through Trust 2020-ST1, A 144A 3.750%, 2/20/28(1)	802	800
Upstart Securitization Trust 2019-2, A 144A 2.897%, 9/20/29(1)	545	550
VSE VOI Mortgage LLC
2016-A, A 144A 2.540%, 7/20/33(1)	371	373
2017-A, A 144A 2.330%, 3/20/35(1)	360	365
Welk Resorts LLC
2013-AA, A 144A 3.100%, 3/15/29(1)	22	22
2015-AA, A 144A 2.790%, 6/16/31(1)	607	609
See Notes to Financial Statements
44

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
Westgate Resorts LLC
2018-1A, A 144A 3.380%, 12/20/31(1)	$ 726	$ 735
2020-1A, A 144A 2.713%, 3/20/34(1)	1,366	1,389
		52,674

Student Loan—0.5%
Commonbond Student Loan Trust
2017-AGS, A1 144A 2.550%, 5/25/41(1)	279	286
2019-AGS, A1 144A 2.540%, 1/25/47(1)	1,056	1,094
Earnest Student Loan Program LLC 2017-A, A2 144A 2.650%, 1/25/41(1)	200	202
Navient Private Education Loan Trust 2017-A, A2A 144A 2.880%, 12/16/58(1)	701	712
SoFi Professional Loan Program LLC 2016-A, A2 144A 2.760%, 12/26/36(1)	127	128
		2,422
Total Asset-Backed Securities (Identified Cost $166,567)		169,342

Corporate Bonds and Notes—20.1%
Communication Services—0.9%
AT&T, Inc. (3 month LIBOR + 0.890%) 1.155%, 2/15/23(3)	475	479
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	470	333
Level 3 Financing, Inc. 144A 4.625%, 9/15/27(1)	490	504
Sprint Spectrum Co. LLC 144A 3.360%, 9/20/21(1)	600	607
Tencent Holdings Ltd. 144A 3.280%, 4/11/24(1)	467	498
T-Mobile USA, Inc. 144A 1.500%, 2/15/26(1)	475	476
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	245	255
	Par Value	Value

Communication Services—continued
Verizon Communications, Inc. (3 month LIBOR + 1.100%) 1.380%, 5/15/25(3)	$ 1,226	$ 1,252
		4,404

Consumer Discretionary—1.3%
Daimler Finance North America LLC 144A 2.200%, 10/30/21(1)	1,195	1,214
Ford Motor Co. 9.000%, 4/22/25	891	1,022
General Motors Financial Co., Inc.
3.700%, 11/24/20	670	671
3.200%, 7/6/21	975	990
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	905	959
MGM Growth Properties Operating Partnership LP 144A 4.625%, 6/15/25(1)	170	173
Nissan Motor Co. Ltd. 144A 4.345%, 9/17/27(1)	1,010	1,014
TRI Pointe Group, Inc. 5.875%, 6/15/24	175	189
VF Corp. 2.400%, 4/23/25	536	569
		6,801

Consumer Staples—0.9%
Altria Group, Inc. 3.800%, 2/14/24	1,031	1,127
BAT Capital Corp. 2.259%, 3/25/28	1,240	1,243
Conagra Brands, Inc. 4.300%, 5/1/24	1,090	1,216
Kraft Heinz Foods Co. 144A 3.875%, 5/15/27(1)	820	873
		4,459

Energy—1.7%
Aker BP ASA 144A 2.875%, 1/15/26(1)	755	747
Boardwalk Pipelines LP 4.950%, 12/15/24	630	692
BP Capital Markets plc 4.875% (4)(5)	700	749
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	870	912
Energy Transfer Operating LP 4.250%, 3/15/23	380	395
Energy Transfer Partners LP 4.500%, 11/1/23	310	329
	Par Value	Value

Energy—continued
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)	$ 125	$ 129
144A 6.500%, 7/1/27(1)	140	148
Kinder Morgan, Inc. 3.150%, 1/15/23	1,005	1,055
MPLX LP 1.750%, 3/1/26	1,203	1,200
Petroleos Mexicanos 4.625%, 9/21/23	855	848
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	1,475	1,565
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(1)	211	136
		8,905

Financials—7.1%
Ares Capital Corp. 3.500%, 2/10/23	740	760
Athene Global Funding 144A 2.450%, 8/20/27(1)	1,215	1,248
Banco BBVA Peru S.A. RegS 5.000%, 8/26/22(6)	520	555
Banco Santander Chile 144A 2.700%, 1/10/25(1)	950	1,001
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A 5.375%, 4/17/25(1)	490	545
Bank of America Corp.
4.200%, 8/26/24	2,155	2,399
3.950%, 4/21/25	420	466
(3 month LIBOR + 0.770%) 1.019%, 2/5/26(3)	705	702
Brookfield Finance, Inc. 3.900%, 1/25/28	1,190	1,325
Capital One Financial Corp. 3.750%, 7/28/26	710	772
Charles Schwab Corp. (The) Series G 5.375% (5)	675	731
Citadel LP 144A 4.875%, 1/15/27(1)	450	483
Citigroup, Inc.
3.200%, 10/21/26	715	788
(3 month LIBOR + 1.250%) 1.475%, 7/1/26(3)	1,080	1,097
See Notes to Financial Statements
45

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(1)	$ 935	$ 947
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	350	351
3.000%, 4/26/22	1,375	1,395
(3 month LIBOR + 1.170%) 1.450%, 5/15/26(3)	475	480
(3 month LIBOR + 1.750%) 1.997%, 10/28/27(3)	2,015	2,099
Huntington Bancshares, Inc. 7.000%, 12/15/20	245	248
ICAHN Enterprises LP 6.250%, 5/15/26	1,060	1,105
Industrial & Commercial Bank of China Ltd. (3 month LIBOR + 0.750%) 0.993%, 11/8/20(3)	370	370
JPMorgan Chase & Co. (3 month LIBOR + 0.900%) 1.145%, 4/25/23(3)	945	953
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	740	640
Lincoln National Corp.
4.200%, 3/15/22	470	497
(3 month LIBOR + 2.040%) 2.312%, 4/20/67(3)(4)	75	52
Metropolitan Life Global Funding I 144A 2.500%, 12/3/20(1)	650	652
Mizuho Financial Group, Inc. 2.273%, 9/13/21	565	575
Morgan Stanley
4.100%, 5/22/23	730	789
3.875%, 4/29/24	655	722
(3 month LIBOR + 0.930%) 1.188%, 7/22/22(3)	725	728
Navient Corp. 5.875%, 10/25/24	470	467
Prudential Financial, Inc. 5.625%, 6/15/43(4)	1,168	1,240
Santander Holdings USA, Inc.
4.450%, 12/3/21	932	969
3.700%, 3/28/22	735	762
3.500%, 6/7/24	840	901
Synchrony Financial 4.375%, 3/19/24	1,220	1,320
Toronto-Dominion Bank (The) 2.650%, 6/12/24	723	773
Turkiye Is Bankasi AS 144A 5.500%, 4/21/22(1)	800	786
	Par Value	Value

Financials—continued
UBS Group Funding Switzerland AG 144A 2.650%, 2/1/22(1)	$ 400	$ 411
Wells Fargo & Co.
1.654%, 6/2/24	925	942
4.100%, 6/3/26	660	743
(3 month LIBOR + 1.230%) 1.491%, 10/31/23(3)	1,175	1,190
		35,979

Health Care—1.1%
AbbVie, Inc.
2.300%, 5/14/21	495	500
2.850%, 5/14/23	495	521
CVS Health Corp. (3 month LIBOR + 0.720%) 0.962%, 3/9/21(3)	265	266
HCA, Inc. 5.375%, 2/1/25	570	624
Mylan NV 3.950%, 6/15/26	955	1,073
Perrigo Finance Unlimited Co. 3.900%, 12/15/24	945	1,022
Royalty Pharma plc
144A 1.200%, 9/2/25(1)	190	189
144A 1.750%, 9/2/27(1)	1,035	1,034
Tenet Healthcare Corp.
4.625%, 7/15/24	550	551
144A 7.500%, 4/1/25(1)	70	75
		5,855

Industrials—1.5%
Aviation Capital Group LLC 144A 3.875%, 5/1/23(1)	1,058	1,047
Avolon Holdings Funding Ltd. 144A 3.950%, 7/1/24(1)	1,257	1,194
Boeing Co. (The)
2.350%, 10/30/21	450	456
4.875%, 5/1/25	335	365
5.040%, 5/1/27	507	557
CNH Industrial N.V. 4.500%, 8/15/23	1,314	1,427
GFL Environmental, Inc. 144A 3.750%, 8/1/25(1)	775	773
Howmet Aerospace, Inc. 6.875%, 5/1/25	255	282
Stanley Black & Decker, Inc. 4.000%, 3/15/60(4)	1,287	1,338
		7,439

Information Technology—2.1%
Broadcom, Inc. 3.150%, 11/15/25	1,135	1,224
Dell International LLC 144A 4.000%, 7/15/24(1)	395	427
	Par Value	Value

Information Technology—continued
Flex Ltd. 3.750%, 2/1/26	$ 892	$ 974
Hewlett Packard Enterprise Co.
2.250%, 4/1/23	660	681
4.900%, 10/15/25	385	441
(3 month LIBOR + 0.720%) 1.024%, 10/5/21(3)	145	145
HP, Inc.
2.200%, 6/17/25	396	415
3.000%, 6/17/27	720	778
Leidos, Inc. 144A 3.625%, 5/15/25(1)	933	1,035
Microchip Technology, Inc. 144A 2.670%, 9/1/23(1)	1,165	1,206
Open Text Corp. 144A 3.875%, 2/15/28(1)	1,000	1,011
VMware, Inc.
2.950%, 8/21/22	1,295	1,348
4.500%, 5/15/25	440	498
Xerox Holdings Corp. 144A 5.000%, 8/15/25(1)	515	509
		10,692

Materials—0.8%
Ardagh Packaging Finance plc 144A 4.125%, 8/15/26(1)	925	938
DuPont de Nemours, Inc.
3.766%, 11/15/20	146	146
(3 month LIBOR + 0.710%) 0.990%, 11/15/20(3)	243	243
Glencore Funding LLC 144A 1.625%, 9/1/25(1)	1,275	1,261
Nutrition & Biosciences, Inc.
144A 1.230%, 10/1/25(1)	643	642
144A 1.832%, 10/15/27(1)	693	696
Syngenta Finance NV 144A 3.933%, 4/23/21(1)	365	370
		4,296

Real Estate—0.7%
GLP Capital LP 5.250%, 6/1/25	640	695
iStar, Inc. 4.250%, 8/1/25	965	900
Office Properties Income Trust 4.150%, 2/1/22	915	922
Service Properties Trust
4.500%, 6/15/23	420	412
4.650%, 3/15/24	430	400
See Notes to Financial Statements
46

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Real Estate—continued
4.350%, 10/1/24	$ 455	$ 412
		3,741

Utilities—2.0%
Avangrid, Inc. 3.200%, 4/15/25	716	788
CenterPoint Energy, Inc. 3.850%, 2/1/24	1,260	1,380
DPL, Inc. 144A 4.125%, 7/1/25(1)	605	633
DTE Energy Co. 2.529%, 10/1/24	1,074	1,141
Exelon Corp. 3.497%, 6/1/22	864	904
NRG Energy, Inc. 144A 3.750%, 6/15/24(1)	1,516	1,618
PNM Resources, Inc. 3.250%, 3/9/21	810	819
Southern Co. (The) 2.950%, 7/1/23	920	978
TerraForm Power Operating LLC 144A 4.250%, 1/31/23(1)	735	753
Vistra Operations Co. LLC 144A 3.550%, 7/15/24(1)	1,040	1,108
		10,122
Total Corporate Bonds and Notes (Identified Cost $99,782)		102,693

Leveraged Loans(3)—4.7%
Aerospace—0.4%
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/20/27	890	904
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.397%, 5/30/25	227	214
Tranche F (1 month LIBOR + 2.250%) 2.397%, 12/9/25	717	676
		1,794

Chemicals—0.2%
Ineos U.S. Finance LLC 2024 (1 month LIBOR + 2.000%) 0.000%, 4/1/24(7)	1,067	1,035
Energy—0.0%
Paragon Offshore Finance Co. (3 month PRIME + 0.000%) 3.250%, 7/16/21(8)(9)	1	—
	Par Value	Value

Financial—0.2%
Financial & Risk US Holdings, Inc. (1 month LIBOR + 3.250%) 0.000%, 10/1/25(7)	$ 1,017	$ 1,006
Food / Tobacco—0.2%
Aramark Services, Inc.
Tranche B-2 (1 month LIBOR + 1.750%) 1.897%, 3/28/24	212	203
Tranche B-3 (1 month LIBOR + 1.750%) 1.897%, 3/11/25	345	329
Tranche B-4 (1 month LIBOR + 1.750%) 1.897%, 1/15/27	214	204
		736

Forest Prod / Containers—0.2%
Berry Global, Inc. Tranche Y (1 month LIBOR + 2.000%) 2.156%, 7/1/26	721	698
Reynolds Consumer Products LLC (1 month LIBOR + 1.750%) 1.897%, 2/4/27	138	137
		835

Gaming / Leisure—0.4%
Aristocrat Technologies, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/19/24	120	119
Boyd Gaming Corp. Tranche B (weekly LIBOR + 2.250%) 2.356%, 9/15/23	505	491
CityCenter Holdings LLC (1 month LIBOR + 2.250%) 3.000%, 4/18/24	602	577
Hilton Worldwide Finance LLC Tranche B-2 (1 month LIBOR + 1.750%) 1.898%, 6/22/26	578	557
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27	353	336
		2,080

Healthcare—0.9%
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 2.901%, 11/27/25	164	160
(1 month LIBOR + 3.000%) 3.151%, 6/2/25	370	362
	Par Value	Value

Healthcare—continued
Elanco Animal Health, Inc. (1 month LIBOR + 1.750%) 1.905%, 8/1/27	$ 88	$ 85
Greatbatch Ltd. Tranche B (1 month LIBOR + 2.500%) 0.000%, 10/27/22(7)	845	842
HCA, Inc. Tranche B-13 (1 month LIBOR + 1.750%) 1.897%, 3/18/26	1,761	1,752
IQVIA, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 1.970%, 6/11/25	522	514
Jaguar Holding Co. II 2018 (1 month LIBOR + 2.500%) 0.000%, 8/18/22(7)	1,012	1,008
		4,723

Information Technology—0.4%
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 0.000%, 9/19/25(7)	1,020	1,015
Science Applications International Corp. Tranche B2 (1 month LIBOR + 2.250%) 2.397%, 3/13/27	791	780
SS&C Technologies, Inc. Tranche B-5 (1 month LIBOR + 1.750%) 1.897%, 4/16/25	458	443
		2,238

Manufacturing—0.1%
Gardner Denver, Inc. Tranche A (1 month LIBOR + 2.750%) 2.897%, 3/1/27	35	34
Ingersoll-Rand Services Co. 2020, Tranche B-1 (1 month LIBOR + 1.750%) 1.897%, 2/28/27	453	437
NCR Corp. (1 month LIBOR + 2.500%) 2.650%, 8/28/26	245	239
		710

Media / Telecom - Broadcasting—0.1%
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.750%) 2.905%, 9/18/26	644	629
See Notes to Financial Statements
47

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Media / Telecom - Cable/Wireless Video—0.5%
Charter Communications Operating LLC Tranche B2 (1 month LIBOR + 1.750%) 1.900%, 2/1/27	$ 814	$ 795
CSC Holdings LLC
2018 (1 month LIBOR + 2.250%) 2.402%, 1/15/26	734	708
2019 (1 month LIBOR + 2.500%) 2.652%, 4/15/27	278	269
Virgin Media Bristol LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 1/31/29(7)	925	908
		2,680

Media / Telecom - Diversified Media—0.2%
UPC Broadband Holding B.V.
Tranche B-1 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(7)	520	504
Tranche B-2 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(7)	525	509
		1,013

Media / Telecom - Telecommunications—0.3%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	838	804
Level 3 Financing, Inc. 2027, Tranche B (1 month LIBOR + 1.750%) 1.897%, 3/1/27	441	426
		1,230

Media / Telecom - Wireless Communications—0.4%
CommScope, Inc. (1 month LIBOR + 3.250%) 3.397%, 4/4/26	327	318
	Par Value	Value

Media / Telecom - Wireless Communications—continued
SBA Senior Finance II LLC Tranche B (1 month LIBOR + 1.750%) 1.900%, 4/11/25	$ 396	$ 385
T-Mobile USA, Inc. (1 month LIBOR + 3.000%) 3.147%, 4/1/27	1,376	1,374
		2,077

Service—0.2%
Asplundh Tree Expert LLC (3 month LIBOR + 2.500%) 2.655%, 9/4/27	210	210
Trans Union LLC Tranche B-5 (1 month LIBOR + 1.750%) 1.897%, 11/16/26	762	742
		952

Transportation - Automotive—0.0%
Genesee & Wyoming, Inc. (3 month LIBOR + 2.000%) 2.220%, 12/30/26	154	152
Total Leveraged Loans (Identified Cost $24,296)		23,890

	Shares
Preferred Stocks—0.8%
Financials—0.8%
Bank of New York Mellon Corp. (The) Series E, 3.647%(3)	1,380 (10)	1,353
Citigroup, Inc. Series T, 6.250%(11)	1,020 (10)	1,133
JPMorgan Chase & Co. Series Z, 4.051%(3)	1,155 (10)	1,143
JPMorgan Chase & Co. Series HH, 4.600%	531 (10)	520
		4,149
Total Preferred Stocks (Identified Cost $4,103)		4,149

	Shares	Value

Exchange-Traded Fund—0.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF(12)	12,940	$ 1,743
Total Exchange-Traded Fund (Identified Cost $1,678)		1,743

Total Long-Term Investments—98.8% (Identified Cost $495,541)		503,887

Short-Term Investment—2.5%
Money Market Mutual Fund—2.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(12)	12,915,182	12,915
Total Short-Term Investment (Identified Cost $12,915)		12,915

TOTAL INVESTMENTS—101.3% (Identified Cost $508,456)		$516,802
Other assets and liabilities, net—(1.3)%		(6,836)
NET ASSETS—100.0%		$509,966

Abbreviations:
ABS	Asset-Backed Securities
DB	Deutsche Bank AG
ETF	Exchange-Traded Fund
GS	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
MASTR	Morgan Stanley Structured Asset Security
P.O.	Principal Only Security
REMIC	Real Estate Mortgage Investment Conduit
WaMu	Washington Mutual

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
48

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $339,963 or 66.7% of net assets.
(2)	Amount is less than $500.
(3)	Variable rate security. Rate disclosed is as of September 30, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	Interest payments may be deferred.
(5)	No contractual maturity date.
(6)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(7)	This loan will settle after September 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(10)	Value shown as par value.
(11)	Interest may be forfeited.
(12)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	96%
Netherlands	2
Canada	1
Other	1
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$169,342	$ —	$169,342	$—
Corporate Bonds and Notes	102,693	—	102,693	—
Foreign Government Securities	4,874	—	4,874	—
Leveraged Loans	23,890	—	23,890	— (1)
Mortgage-Backed Securities	157,439	—	157,439	—
U.S. Government Securities	39,757	—	39,757	—
Equity Securities:
Preferred Stocks	4,149	—	4,149	—
Exchange-Traded Fund	1,743	1,743	—	—
Money Market Mutual Fund	12,915	12,915	—	—
Total Investments	$516,802	$14,658	$502,144	$—

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $3,395 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements
49

Newfleet Low Duration Core Plus Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Mortgage-Backed Securities	Leveraged Loans
Investments in Securities
Balance as of September 30, 2019:	$ 3,678	$ 3,678	— (a)
Accrued discount/(premium)	— (b)	— (b)	— (b)
Change in unrealized appreciation (depreciation)(c)	23	23	— (b)
Sales (d)	(306)	(306)	—
Transfers from Level 3(e)	(3,395)	(3,395)	—
Balance as of September 30, 2020	$ —(a)	$ —	$— (a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Amount is less than $500.
(c) The change in unrealized appreciation (depreciation) on investments still held at September 30, 2020, was $23.
(d) Includes paydowns on securities.
(e) “Transfers from“ represent the ending value as of September 30, 2020, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements
50

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS
September 30, 2020
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—1.7%
U.S. Treasury Bond 2.875%, 5/15/49	$ 410	$ 549
U.S. Treasury Notes
0.250%, 5/31/25	2,045	2,045
1.500%, 2/15/30	4,075	4,395
Total U.S. Government Securities (Identified Cost $6,989)		6,989

Municipal Bonds—0.1%
Illinois—0.0%
Sales Tax Securitization Corp. Series B, Second Lien, Taxable (BAM Insured) 3.411%, 1/1/43	100	106
Michigan—0.0%
Tobacco Settlement Finance Authority Revenue Taxable Series A 7.309%, 6/1/34	125	128
Virginia—0.1%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	305	315
Total Municipal Bonds (Identified Cost $528)		549

Foreign Government Securities—9.5%
Abu Dhabi Government International Bond 144A 3.125%, 4/16/30(1)	400	447
Dominican Republic
144A 6.875%, 1/29/26(1)	395	439
144A 5.950%, 1/25/27(1)	615	660
144A 5.875%, 1/30/60(1)	395	373
Federative Republic of Brazil
3.875%, 6/12/30	440	440
4.750%, 1/14/50	490	476
Kingdom of Morocco 144A 5.500%, 12/11/42(1)	410	508
Kingdom of Saudi Arabia
144A 3.625%, 3/4/28(1)	1,445	1,601
144A 3.250%, 10/22/30(1)	1,565	1,700
144A 4.500%, 10/26/46(1)	1,425	1,710
	Par Value	Value

Foreign Government Securities—continued
Republic of Angola 144A 8.250%, 5/9/28(1)	$ 390	$ 310
Republic of Colombia
3.000%, 1/30/30	220	224
3.125%, 4/15/31	325	333
4.125%, 5/15/51	730	758
Republic of Egypt
144A 7.600%, 3/1/29(1)	1,435	1,470
144A 8.500%, 1/31/47(1)	745	720
144A 8.875%, 5/29/50(1)	300	297
Republic of Ghana 144A 8.125%, 3/26/32(1)	1,075	940
Republic of Indonesia
2.850%, 2/14/30	1,980	2,079
4.200%, 10/15/50	1,530	1,767
144A 4.350%, 1/8/27(1)	1,055	1,209
Republic of Kenya 144A 8.000%, 5/22/32(1)	625	616
Republic of Nigeria 144A 7.875%, 2/16/32(1)	835	796
Republic of Panama
3.160%, 1/23/30	280	304
4.300%, 4/29/53	475	584
3.870%, 7/23/60	815	933
Republic of Peruvian 2.783%, 1/23/31	505	546
Republic of Philippines 3.700%, 3/1/41	765	883
Republic of South Africa
4.850%, 9/27/27	680	670
5.875%, 6/22/30	480	490
5.650%, 9/27/47	510	432
Republic of Turkey
4.875%, 10/9/26	915	837
7.625%, 4/26/29	1,870	1,924
5.250%, 3/13/30	370	329
Republic of Venezuela
9.375%, 1/13/34(2)	920	69
RegS 7.650%, 4/21/25(2)(3)	1,500	112
Republica Oriental del Uruguay
4.375%, 1/23/31	165	196
5.100%, 6/18/50	665	892
Russian Federation
RegS 4.375%, 3/21/29(3)	2,000	2,295
RegS 5.250%, 6/23/47(3)	400	530
State of Israel 2.750%, 7/3/30	680	750
State of Qatar
144A 3.750%, 4/16/30(1)	1,025	1,188
144A 4.400%, 4/16/50(1)	430	553
	Par Value	Value

Foreign Government Securities—continued
Ukraine Government
144A 7.750%, 9/1/25(1)	$ 1,220	$ 1,221
144A 7.253%, 3/15/33(1)	650	597
United Mexican States
4.500%, 1/31/50	2,460	2,595
Series M 6.500%, 6/9/22	16,410 MXN	767
Total Foreign Government Securities (Identified Cost $41,086)		39,570

Mortgage-Backed Securities—14.9%
Agency—0.3%
Federal National Mortgage Association
Pool #MA3663 3.500%, 5/1/49	407	429
Pool #CA4978 3.000%, 1/1/50	603	632
		1,061

Non-Agency—14.6%
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(1)	915	991
2015-SFR1, A 144A 3.467%, 4/17/52(1)	631	674
2015-SFR2, C 144A 4.691%, 10/17/52(1)	1,011	1,114
AMSR Trust
2020-SFR2, D 144A 3.282%, 7/17/37(1)	660	686
2020-SFR3, B 144A 1.806%, 9/17/37(1)	2,000	2,000
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(1)(4)	1,394	1,422
2019-1, A1 144A 3.805%, 1/25/49(1)(4)	351	362
2019-2, A1 144A 3.347%, 4/25/49(1)(4)	338	348
Banc of America Funding Trust
2005-1, 1A1 5.500%, 2/25/35	217	224
2006-2, 3A1 6.000%, 3/25/36	102	102
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(1)	625	653
2017-SPL5, B1 144A 4.000%, 6/28/57(1)(4)	1,000	1,056
See Notes to Financial Statements
51

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(1)(4)	$ 445	$ 467
Bunker Hill Loan Depositary Trust 2019-2, A1 144A 2.879%, 7/25/49(1)(4)	272	279
BX Trust 2019-OC11, D 144A 4.075%, 12/9/41(1)(4)	972	942
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	735	743
Citigroup Mortgage Loan Trust, Inc.
2019-IMC1, A1 144A 2.720%, 7/25/49(1)(4)	487	495
2015-A, A1 144A 3.500%, 6/25/58(1)(4)	117	120
2019-RP1, A1 144A 3.500%, 1/25/66(1)(4)	710	759
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(1)	250	252
2020-3, A 144A 1.358%, 8/15/53(1)	830	829
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%) 144A 1.132%, 5/15/36(1)(4)	675	674
Credit Suisse Mortgage Capital Trust
2014-IVR2, A2 144A 3.695%, 4/25/44(1)(4)	145	153
2018-RPL8, A1 144A 4.125%, 7/25/58(1)(4)	1,722	1,729
2020-RPL4, A1 144A 2.000%, 1/25/60(1)	1,035	1,068
Deephaven Residential Mortgage Trust
2017-1A, A2 144A 2.928%, 12/26/46(1)(4)	50	50
2017-2A, A2 144A 2.606%, 6/25/47(1)(4)	49	49
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(1)(4)	147	150
FirstKey Homes Trust 2020-SFR1, B 144A 1.740%, 9/17/25(1)	605	604
Galton Funding Mortgage Trust
2018-1, A23 144A 3.500%, 11/25/57(1)(4)	246	253
2018-2, A41 144A 4.500%, 10/25/58(1)(4)	210	215
	Par Value	Value

Non-Agency—continued
2020-H1, A1 144A 2.310%, 1/25/60(1)(4)	$1,013	$1,032
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(1)(4)	359	364
Homeward Opportunities Fund I Trust
2018-1, A1 144A 3.766%, 6/25/48(1)(4)	266	267
2019-3, A1 144A 2.675%, 11/25/59(1)(4)	1,891	1,918
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31, AS 4.106%, 8/15/48	665	739
JPMorgan Chase Mortgage Trust
2014-2, 2A2 144A 3.500%, 6/25/29(1)(4)	109	111
2014-5, B2 144A 2.946%, 10/25/29(1)(4)	238	237
2016-SH1, M2 144A 3.750%, 4/25/45(1)(4)	345	349
2016-SH2, M2 144A 3.750%, 12/25/45(1)(4)	656	677
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(1)(4)	775	787
MASTR Alternative Loan Trust
2005-5, 2A3 5.500%, 7/25/25	353	353
2005-2, 2A1 6.000%, 1/25/35	255	274
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(1)(4)	51	51
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.348%, 6/25/52(1)(4)	400	399
MetLife Securitization Trust
2017-1A, M1 144A 3.645%, 4/25/55(1)(4)	425	450
2019-1A, A1A 144A 3.750%, 4/25/58(1)(4)	590	633
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(1)(4)	779	848
New Residential Mortgage Loan Trust
2017-2A, A3 144A 4.000%, 3/25/57(1)(4)	482	522
2018-2A, A1 144A 4.500%, 2/25/58(1)(4)	75	82
2020-NPL2, A1 144A 3.228%, 8/25/60(1)(4)	279	279
	Par Value	Value

Non-Agency—continued
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(1)(4)	$ 383	$ 399
2018-EXP2, 1A1 144A 4.000%, 7/25/58(1)(4)	695	707
2019-EXP3, 1A8 144A 3.500%, 10/25/59(1)(4)	523	537
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(1)(4)	680	685
2020-2, A1 144A 3.671%, 8/25/25(1)(4)	1,072	1,072
2020-3, A1 144A 2.857%, 9/25/25(1)	785	785
Pretium Mortgage Credit Partners I LLC 2019-NPL3, A1 144A 3.105%, 7/27/59(1)(4)	367	367
Progress Residential Trust
2017-SFR1, B 144A 3.017%, 8/17/34(1)	940	951
2018-SFR1, B 144A 3.484%, 3/17/35(1)	980	989
2018-SFR2, B 144A 3.841%, 8/17/35(1)	1,380	1,409
2019-SFR2, A 144A 3.147%, 5/17/36(1)	1,059	1,093
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(1)(4)	1,154	1,189
RCO V Mortgage LLC 2019-2, A1 144A 3.475%, 11/25/24(1)(4)	348	348
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(1)(4)	642	653
Sequoia Mortgage Trust 2013-8, B1 3.514%, 6/25/43(4)	525	537
SG Residential Mortgage Trust 2019-3, A1 144A 2.703%, 9/25/59(1)(4)	273	276
Starwood Mortgage Residential Trust 2019-IMC1, A1 144A 3.468%, 2/25/49(1)(4)	582	597
Towd Point Mortgage Trust
2016-1, M1 144A 3.500%, 2/25/55(1)(4)	380	406
2015-5, A2 144A 3.500%, 5/25/55(1)(4)	690	716
2017-1, M1 144A 3.750%, 10/25/56(1)(4)	450	491
2017-4, A2 144A 3.000%, 6/25/57(1)(4)	570	614
2017-6, A2 144A 3.000%, 10/25/57(1)(4)	485	515
2018-6, A1B 144A 3.750%, 3/25/58(1)(4)	2,700	2,976
See Notes to Financial Statements
52

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2018-6, A2 144A 3.750%, 3/25/58(1)(4)	$1,925	$ 2,143
2018-SJ1, A1 144A 4.000%, 10/25/58(1)(4)	109	110
2019-2, A2 144A 3.750%, 12/25/58(1)(4)	905	988
2015-2, 1M1 144A 3.250%, 11/25/60(1)(4)	710	747
Towd Point Trust 2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 1.048%, 4/25/48(1)(4)	1,212	1,207
Tricon American Homes Trust 2019-SFR1, C 144A 3.149%, 3/17/38(1)	610	637
TVC Mortgage Trust 2020-RTL1, M 144A 5.193%, 9/25/24(1)(4)	1,405	1,238
UBS Commercial Mortgage Trust 2012-C1, D 144A 5.755%, 5/10/45(1)(4)	1,259	926
VCAT LLC
2019-NPL2, A1 144A 3.573%, 11/25/49(1)(4)	622	620
2020-NPL1, A1 144A 3.671%, 8/25/50(1)(4)	800	799
Vericrest Opportunity Loan Trust
2019-NPL2, A1 144A 3.967%, 2/25/49(1)(4)	314	314
2020-NPL2, A1A 144A 2.981%, 2/25/50(1)(4)	248	248
Verus Securitization Trust
2018-2, B1 144A 4.426%, 6/1/58(1)(4)	760	789
2019-INV1, A1 144A 3.402%, 12/25/59(1)(4)	411	421
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	665	683
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(1)(4)	673	695
		60,712
Total Mortgage-Backed Securities (Identified Cost $60,627)		61,773

Asset-Backed Securities—8.8%
Automobiles—5.3%
ACC Trust 2019-1, B 144A 4.470%, 10/20/22(1)	640	641
American Credit Acceptance Receivables Trust
2018-1, C 144A 3.550%, 4/10/24(1)	114	115
	Par Value	Value

Automobiles—continued
2018-4, C 144A 3.970%, 1/13/25(1)	$ 745	$ 755
Avid Automobile Receivables Trust 2019-1, C 144A 3.140%, 7/15/26(1)	930	953
Avis Budget Rental Car Funding AESOP LLC 2018-1A, A 144A 3.700%, 9/20/24(1)	1,335	1,402
CIG Auto Receivables Trust 2020-1A, E 144A 4.430%, 2/12/27(1)	1,040	1,040
Exeter Automobile Receivables Trust
2018-4A, D 144A 4.350%, 9/16/24(1)	865	908
2019-1A, D 144A 4.130%, 12/16/24(1)	1,415	1,479
GLS Auto Receivables Issuer Trust
2019-4A, B 144A 2.780%, 9/16/24(1)	1,340	1,377
2019-4A, C 144A 3.060%, 8/15/25(1)	1,475	1,511
2019-4A, D 144A 4.090%, 8/17/26(1)	750	761
2020-3A, E 144A 4.310%, 7/15/27(1)	1,180	1,215
GLS Auto Receivables Trust
2017-1A, C 144A 3.500%, 7/15/22(1)	863	868
2018-1A, B 144A 3.520%, 8/15/23(1)	1,155	1,173
2018-3A, C 144A 4.180%, 7/15/24(1)	1,015	1,057
Hertz Vehicle Financing II LP 2018-1A, A 144A 3.290%, 2/25/24(1)	663	665
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(1)	660	677
Prestige Auto Receivables Trust 2019-1A, D 144A 3.010%, 8/15/25(1)	710	731
United Auto Credit Securitization Trust 2019-1, E 144A 4.290%, 8/12/24(1)	670	682
USASF Receivables LLC
2020-1A, B 144A 3.220%, 5/15/24(1)	615	621
2020-1A, C 144A 5.940%, 8/15/24(1)	815	828
Veros Automobile Receivables Trust
2018-1, B 144A 4.050%, 2/15/24(1)	347	348
	Par Value	Value

Automobiles—continued
2020-1, B 144A 2.190%, 6/16/25(1)	$ 810	$ 813
Westlake Automobile Receivables Trust 2018-3A, D 144A 4.000%, 10/16/23(1)	1,360	1,404
		22,024

Credit Card—0.3%
Fair Square Issuance Trust 2020-AA, A 144A 2.900%, 9/20/24(1)	820	820
Genesis Private Label Amortizing Trust 2020-1, B 144A 2.830%, 7/20/30(1)	470	472
		1,292

Equipment—0.1%
NMEF Funding LLC 2019-A, A 144A 2.730%, 8/17/26(1)	535	537
Other—3.1%
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(1)	450	452
2019-A, C 144A 4.010%, 7/16/40(1)	915	922
2020-AA, D 144A 7.150%, 7/17/46(1)	815	833
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	940	967
BCC Funding Corp. XVI LLC 2019-1A, D 144A 3.940%, 7/20/27(1)	930	939
Business Jet Securities LLC 2019-1, A 144A 4.212%, 7/15/34(1)	377	377
FREED ABS Trust
2019-1, B 144A 3.870%, 6/18/26(1)	665	666
2019-2, B 144A 3.190%, 11/18/26(1)	775	769
Hardee’s Funding LLC 2018-1A, A2I 144A 4.250%, 6/20/48(1)	892	896
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	785	835
Kabbage Funding LLC 2019-1, A 144A 3.825%, 3/15/24(1)	42	42
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(1)	1,010	1,013
See Notes to Financial Statements
53

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
Oasis LLC 2020-1A, A 144A 3.820%, 1/15/32(1)	$ 505	$ 507
Octane Receivables Trust
2019-1A, A 144A 3.160%, 9/20/23(1)	438	437
2020-1A, B 144A 1.980%, 6/20/25(1)	1,290	1,290
Planet Fitness Master Issuer LLC 2018-1A, A2II 144A 4.666%, 9/5/48(1)	1,000	1,000
Prosper Marketplace Issuance Trust 2018-2A, B 144A 3.960%, 10/15/24(1)	144	144
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(1)	655	663
		12,752
Total Asset-Backed Securities (Identified Cost $35,556)		36,605

Corporate Bonds and Notes—50.5%
Communication Services—6.0%
Altice France Holding S.A. 144A 6.000%, 2/15/28(1)	705	672
Altice France S.A. 144A 7.375%, 5/1/26(1)	330	346
ANGI Group LLC 144A 3.875%, 8/15/28(1)	635	629
Baidu, Inc. 3.425%, 4/7/30	1,060	1,166
Cable Onda S.A. 144A 4.500%, 1/30/30(1)	790	822
CCO Holdings LLC
144A 4.750%, 3/1/30(1)	610	646
144A 4.500%, 8/15/30(1)	585	614
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(1)	773	796
Clear Channel Worldwide Holdings, Inc.
9.250%, 2/15/24	171	166
144A 5.125%, 8/15/27(1)	250	240
Consolidated Communications, Inc.
6.500%, 10/1/22	650	650
144A 6.500%, 10/1/28(1)	875	893
CSC Holdings LLC
144A 5.750%, 1/15/30(1)	725	770
144A 4.125%, 12/1/30(1)	550	561
	Par Value	Value

Communication Services—continued
144A 4.625%, 12/1/30(1)	$ 500	$ 502
Diamond Sports Group LLC
144A 5.375%, 8/15/26(1)	320	226
144A 6.625%, 8/15/27(1)	620	322
DISH DBS Corp.
5.875%, 7/15/22	300	312
5.000%, 3/15/23	305	311
7.750%, 7/1/26	450	495
Frontier Communications Corp. 144A 8.500%, 4/1/26(1)	245	247
iHeartCommunications, Inc. 8.375%, 5/1/27	426	420
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(1)	650	660
144A 3.625%, 1/15/29(1)	250	247
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	370	357
144A 4.750%, 10/15/27(1)	580	543
McGraw-Hill Global Education Holdings LLC Senior Unsecured Notes 144A 7.875%, 5/15/24(1)	513	276
Meredith Corp. 6.875%, 2/1/26	436	364
Nexstar Broadcasting, Inc. 144A 4.750%, 11/1/28(1)	610	622
Northwest Fiber LLC 144A 10.750%, 6/1/28(1)	340	371
Outfront Media Capital LLC 144A 6.250%, 6/15/25(1)	845	870
Radiate Holdco LLC
144A 4.500%, 9/15/26(1)	140	140
144A 6.500%, 9/15/28(1)	485	497
Sprint Corp. 7.875%, 9/15/23	560	642
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(1)	750	883
Telesat Canada 144A 6.500%, 10/15/27(1)	1,445	1,455
Tencent Holdings Ltd. 144A 3.975%, 4/11/29(1)	1,220	1,386
T-Mobile USA, Inc. 144A 2.550%, 2/15/31(1)	708	734
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	315	328
	Par Value	Value

Communication Services—continued
Twitter, Inc. 144A 3.875%, 12/15/27(1)	$ 990	$ 1,034
Univision Communications, Inc.
144A 5.125%, 2/15/25(1)	760	720
144A 6.625%, 6/1/27(1)	190	185
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	955	950
		25,070

Consumer Discretionary—6.3%
Alibaba Group Holding Ltd. 3.400%, 12/6/27	1,045	1,171
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	625	605
American Builders & Contractors Supply Co., Inc. 144A 4.000%, 1/15/28(1)	860	874
Aramark Services, Inc. 144A 6.375%, 5/1/25(1)	845	880
Block Financial LLC 3.875%, 8/15/30	1,140	1,145
Boyd Gaming Corp. 6.375%, 4/1/26	175	182
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	215	224
144A 8.125%, 7/1/27(1)	210	223
Caesars Resort Collection LLC 144A 5.750%, 7/1/25(1)	25	26
Carnival Corp. 144A 11.500%, 4/1/23(1)	120	135
Carvana Co.
144A 5.625%, 10/1/25(1)	485	478
144A 5.875%, 10/1/28(1)	485	479
Clarios Global LP 144A 8.500%, 5/15/27(1)	445	462
Cooper-Standard Automotive, Inc. 144A 13.000%, 6/1/24(1)	545	583
Dana, Inc. 5.375%, 11/15/27	823	844
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(1)	451	415
Expedia Group, Inc.
144A 6.250%, 5/1/25(1)	800	882
144A 7.000%, 5/1/25(1)	65	70
Ford Motor Co. 9.000%, 4/22/25	674	773
Ford Motor Credit Co. LLC
5.125%, 6/16/25	280	289
See Notes to Financial Statements
54

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
4.125%, 8/17/27	$ 485	$ 472
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(1)	746	630
General Motors Co. 6.800%, 10/1/27	635	772
Golden Nugget, Inc. 144A 8.750%, 10/1/25(1)	375	296
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	850	901
International Game Technology plc 144A 5.250%, 1/15/29(1)	200	202
KAR Auction Services, Inc. 144A 5.125%, 6/1/25(1)	750	750
Lear Corp. 3.800%, 9/15/27	835	881
M/I Homes, Inc. 4.950%, 2/1/28	1,130	1,164
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	845	801
MGM Growth Properties Operating Partnership LP
5.750%, 2/1/27	380	409
4.500%, 1/15/28	130	132
144A 4.625%, 6/15/25(1)	105	107
Nissan Motor Co. Ltd. 144A 4.810%, 9/17/30(1)	1,035	1,038
PulteGroup, Inc. 7.875%, 6/15/32	525	722
QVC, Inc. 4.750%, 2/15/27	200	205
Royal Caribbean Cruises Ltd. 144A 9.125%, 6/15/23(1)	120	127
Scientific Games International, Inc.
144A 8.250%, 3/15/26(1)	570	597
144A 7.000%, 5/15/28(1)	175	175
Station Casinos LLC 144A 4.500%, 2/15/28(1)	475	439
TRI Pointe Group, Inc. 5.875%, 6/15/24	825	891
Under Armour, Inc. 3.250%, 6/15/26	640	603
VF Corp. 2.950%, 4/23/30	855	930
Vista Outdoor, Inc. 5.875%, 10/1/23	616	618
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	940	949
Wynn Macau Ltd. 144A 5.625%, 8/26/28(1)	650	630
		26,181

	Par Value	Value

Consumer Staples—1.7%
Albertsons Cos., Inc.
144A 3.250%, 3/15/26(1)	$ 430	$ 427
144A 4.625%, 1/15/27(1)	745	762
Altria Group, Inc. 4.800%, 2/14/29	1,130	1,340
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	840	1,021
Bacardi Ltd. 144A 4.700%, 5/15/28(1)	780	906
BAT Capital Corp. 4.906%, 4/2/30	630	743
Chobani LLC 144A 7.500%, 4/15/25(1)	785	811
Kraft Heinz Foods Co. 144A 3.875%, 5/15/27(1)	615	655
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(1)	434	440
		7,105

Energy—6.7%
Afren plc 144A 11.500%, 2/1/16(1)(2)(5)	463	— (6)
Aker BP ASA 144A 2.875%, 1/15/26(1)	825	817
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(1)	660	469
Antero Midstream Partners LP 144A 5.750%, 1/15/28(1)	740	609
Apache Corp. 4.625%, 11/15/25	620	591
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(1)	750	660
BP Capital Markets plc 4.875% (7)(8)	1,075	1,150
Callon Petroleum Co. 6.125%, 10/1/24	290	83
CGG SA PIK Interest Capitalization, (3 month LIBOR + 4.000%) 144A 5.000%, 2/21/24(1)(9)	6	6
Cheniere Energy Partners LP 5.625%, 10/1/26	332	345
Cheniere Energy, Inc. 144A 4.625%, 10/15/28(1)	395	405
CITGO Holding, Inc. 144A 9.250%, 8/1/24(1)	250	238
CITGO Petroleum Corp. 144A 7.000%, 6/15/25(1)	530	523
Concho Resources, Inc. 2.400%, 2/15/31	1,240	1,185
	Par Value	Value

Energy—continued
Continental Resources, Inc. 4.375%, 1/15/28	$ 685	$ 592
CrownRock LP 144A 5.625%, 10/15/25(1)	670	631
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)	190	196
144A 6.500%, 7/1/27(1)	220	233
Geopark Ltd. 144A 6.500%, 9/21/24(1)	395	372
HollyFrontier Corp. 5.875%, 4/1/26	900	986
KazMunayGas National Co., JSC
144A 4.750%, 4/19/27(1)	1,705	1,897
144A 6.375%, 10/24/48(1)	470	599
Kinder Morgan, Inc. 7.750%, 1/15/32	805	1,119
MEG Energy Corp. 144A 7.125%, 2/1/27(1)	485	435
Mesquite Energy, Inc. 144A 7.250%, 2/15/23(1)	375	2
NuStar Logistics LP 6.375%, 10/1/30	230	239
Occidental Petroleum Corp.
2.700%, 8/15/22	174	163
5.875%, 9/1/25	410	376
3.500%, 8/15/29	340	261
6.625%, 9/1/30	400	369
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (1)(5)(8)	124	— (6)
Parsley Energy LLC 144A 4.125%, 2/15/28(1)	840	790
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	635	493
Pertamina Persero PT 144A 6.450%, 5/30/44(1)	1,015	1,315
Petrobras Global Finance B.V. 5.600%, 1/3/31	1,930	2,062
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(2)	1,580	40
Petroleos Mexicanos
6.875%, 8/4/26	930	892
144A 5.950%, 1/28/31(1)	1,545	1,285
6.375%, 1/23/45	610	457
6.350%, 2/12/48	480	359
Petronas Capital Ltd. 144A 3.500%, 4/21/30(1)	965	1,078
Plains All American Pipeline LP 3.800%, 9/15/30	870	843
See Notes to Financial Statements
55

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	$ 505	$ 548
Sinopec Group Overseas Development 2017 Ltd. 144A 3.625%, 4/12/27(1)	700	775
Targa Resources Partners LP
5.875%, 4/15/26	623	640
144A 4.875%, 2/1/31(1)	210	203
Transocean, Inc. 144A 11.500%, 1/30/27(1)	31	12
USA Compression Partners LP 6.875%, 4/1/26	400	397
		27,740

Financials—7.8%
Acrisure LLC
144A 8.125%, 2/15/24(1)	255	267
144A 7.000%, 11/15/25(1)	780	766
AerCap Ireland Capital DAC 3.650%, 7/21/27	975	893
Allstate Corp. (The) Series B 5.750%, 8/15/53(7)	845	878
Athene Global Funding 144A 2.450%, 8/20/27(1)	1,215	1,248
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(1)	725	817
Banco de Bogota S.A. 144A 6.250%, 5/12/26(1)	530	575
Bank of America Corp. 3.419%, 12/20/28	840	936
Bank of Montreal 3.803%, 12/15/32	529	589
Bank of New York Mellon Corp. (The) Series G 4.700% (8)	795	843
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(1)	890	857
Brighthouse Financial, Inc.
3.700%, 6/22/27	240	249
5.625%, 5/15/30	663	773
Brightsphere Investment Group, Inc. 4.800%, 7/27/26	785	832
Capital One Financial Corp. 3.750%, 7/28/26	1,030	1,120
Charles Schwab Corp. (The) Series G 5.375% (8)	885	959
	Par Value	Value

Financials—continued
Citadel LP 144A 4.875%, 1/15/27(1)	$ 605	$ 650
Citigroup, Inc. 3.980%, 3/20/30	840	968
Discover Bank 4.682%, 8/9/28	865	907
Doric Nimrod Air Alpha Pass-Through-Trust 2013-1, A 144A 5.250%, 5/30/23(1)	470	420
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(1)	645	653
Fairfax Financial Holdings Ltd. 4.850%, 4/17/28	845	925
FirstCash, Inc. 144A 4.625%, 9/1/28(1)	510	521
Goldman Sachs Group, Inc. (The) 3.850%, 1/26/27	875	983
ICAHN Enterprises LP 6.250%, 5/15/26	765	797
Intercorp Peru Ltd. 144A 3.875%, 8/15/29(1)	740	734
Jefferies Group LLC 4.850%, 1/15/27	360	409
JPMorgan Chase & Co.
4.005%, 4/23/29	840	972
2.956%, 5/13/31	1,715	1,833
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	355	307
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.312%, 4/20/67(4)(7)	300	208
MetLife, Inc. Series G 3.850% (7)(8)(10)	875	872
Navient Corp.
6.750%, 6/25/25	611	619
5.000%, 3/15/27	200	188
NMI Holdings, Inc. 144A 7.375%, 6/1/25(1)	300	321
OneMain Finance Corp.
7.125%, 3/15/26	670	749
5.375%, 11/15/29	60	62
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)	20	20
Prudential Financial, Inc.
5.875%, 9/15/42	485	511
5.625%, 6/15/43(7)	450	478
Santander Holdings USA, Inc.
3.500%, 6/7/24	270	290
4.400%, 7/13/27	700	771
	Par Value	Value

Financials—continued
Synchrony Financial 3.950%, 12/1/27	$ 850	$ 914
Synovus Financial Corp. 5.900%, 2/7/29	437	450
Toronto-Dominion Bank (The) 3.625%, 9/15/31	910	1,022
Voya Financial, Inc. 5.650%, 5/15/53	615	632
Wells Fargo & Co. Series S 5.900% (7)(8)	640	654
		32,442

Health Care—3.9%
Acadia Healthcare Co., Inc. 144A 5.000%, 4/15/29(1)	25	25
Advanz Pharma Corp., Ltd. 8.000%, 9/6/24	104	102
Avantor Funding, Inc. 144A 4.625%, 7/15/28(1)	70	73
Avantor, Inc. 144A 6.000%, 10/1/24(1)	302	316
Bausch Health Americas, Inc.
144A 9.250%, 4/1/26(1)	190	209
144A 8.500%, 1/31/27(1)	315	346
Bausch Health Cos., Inc. 144A 7.000%, 1/15/28(1)	455	481
Centene Corp. 4.625%, 12/15/29	325	351
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(1)	615	623
Community Health Systems, Inc. 144A 6.625%, 2/15/25(1)	375	363
DaVita, Inc. 144A 3.750%, 2/15/31(1)	580	559
Encompass Health Corp.
4.500%, 2/1/28	870	874
4.750%, 2/1/30	115	117
HCA, Inc.
5.375%, 2/1/25	319	349
5.625%, 9/1/28	397	454
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(1)	1,050	1,127
Jaguar Holding Co. II 144A 5.000%, 6/15/28(1)	340	355
LifePoint Health, Inc.
144A 6.750%, 4/15/25(1)	320	337
144A 4.375%, 2/15/27(1)	305	305
See Notes to Financial Statements
56

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Health Care—continued
Ortho-Clinical Diagnostics, Inc.
144A 7.375%, 6/1/25(1)	$ 370	$ 376
144A 7.250%, 2/1/28(1)	110	114
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	335	351
Perrigo Finance Unlimited Co. 4.375%, 3/15/26	935	1,045
Royalty Pharma plc
144A 2.200%, 9/2/30(1)	842	837
144A 3.550%, 9/2/50(1)	462	446
Select Medical Corp. 144A 6.250%, 8/15/26(1)	520	541
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(1)	670	667
144A 10.000%, 4/15/27(1)	290	309
Tenet Healthcare Corp.
8.125%, 4/1/22	155	172
144A 7.500%, 4/1/25(1)	65	70
144A 5.125%, 11/1/27(1)	735	756
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/1/26	850	750
Teva Pharmaceutical Finance Netherlands III BV 7.125%, 1/31/25	200	210
Universal Health Services, Inc. 144A 2.650%, 10/15/30(1)	1,258	1,252
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(1)	927	945
		16,207

Industrials—6.4%
Alaska Airlines Pass-Through-Trust 144A 4.800%, 8/15/27(1)	905	948
Allied Universal Holdco LLC 144A 6.625%, 7/15/26(1)	990	1,054
American Airlines, Inc. 144A 11.750%, 7/15/25(1)	1,035	999
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(1)	870	905
Aviation Capital Group LLC 144A 3.500%, 11/1/27(1)	1,005	900
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(1)	807	765
	Par Value	Value

Industrials—continued
Boeing Co. (The)
5.150%, 5/1/30	$ 550	$ 616
3.750%, 2/1/50	450	412
5.930%, 5/1/60	220	272
Bombardier, Inc.
144A 8.750%, 12/1/21(1)	435	441
144A 7.500%, 12/1/24(1)	505	388
144A 7.500%, 3/15/25(1)	280	210
Cornerstone Building Brands, Inc. 144A 6.125%, 1/15/29(1)	810	818
CoStar Group, Inc. 144A 2.800%, 7/15/30(1)	1,115	1,155
DP World plc 144A 6.850%, 7/2/37(1)	730	911
Flowserve Corp. 3.500%, 10/1/30	1,310	1,298
Fortress Transportation & Infrastructure Investors LLC 144A 9.750%, 8/1/27(1)	105	112
GFL Environmental, Inc.
144A 7.000%, 6/1/26(1)	269	284
144A 8.500%, 5/1/27(1)	153	166
Hawaiian Airlines Pass-Through Certificates 2013-1, B 4.950%, 1/15/22	731	659
Hillenbrand, Inc. 5.000%, 9/15/26	1,175	1,275
Howmet Aerospace, Inc. 6.875%, 5/1/25	365	403
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(1)	838	742
Oshkosh Corp.
4.600%, 5/15/28	977	1,115
3.100%, 3/1/30	222	235
Quanta Services, Inc. 2.900%, 10/1/30	1,345	1,373
Signature Aviation US Holdings, Inc. 144A 4.000%, 3/1/28(1)	775	721
Spirit AeroSystems, Inc.
3.950%, 6/15/23	520	462
144A 5.500%, 1/15/25(1)	625	628
Standard Industries, Inc. 144A 4.375%, 7/15/30(1)	1,110	1,138
Stanley Black & Decker, Inc. 4.000%, 3/15/60(7)	841	874
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(1)	638	635
	Par Value	Value

Industrials—continued
TransDigm, Inc.
144A 6.250%, 3/15/26(1)	$ 290	$ 304
5.500%, 11/15/27	640	615
Transurban Finance Co. Pty Ltd. 144A 2.450%, 3/16/31(1)	1,065	1,086
Uber Technologies, Inc. 144A 7.500%, 5/15/25(1)	835	890
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	505	553
		26,362

Information Technology—2.8%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(1)	493	521
Black Knight InfoServ LLC 144A 3.625%, 9/1/28(1)	680	687
Broadcom, Inc. 4.150%, 11/15/30	890	999
Citrix Systems, Inc. 3.300%, 3/1/30	1,145	1,222
Dell International LLC 144A 8.100%, 7/15/36(1)	295	388
Flex Ltd. 3.750%, 2/1/26	660	721
HP, Inc. 3.400%, 6/17/30	1,120	1,200
Microchip Technology, Inc. 144A 4.250%, 9/1/25(1)	870	903
Motorola Solutions, Inc.
4.600%, 2/23/28	521	608
4.600%, 5/23/29	270	318
NCR Corp. 144A 5.250%, 10/1/30(1)	100	100
Open Text Holdings, Inc. 144A 4.125%, 2/15/30(1)	710	730
Science Applications International Corp. 144A 4.875%, 4/1/28(1)	995	1,010
ViaSat, Inc. 144A 5.625%, 9/15/25(1)	830	813
VMware, Inc.
3.900%, 8/21/27	381	425
4.700%, 5/15/30	365	432
Xerox Holdings Corp. 144A 5.500%, 8/15/28(1)	700	690
		11,767

See Notes to Financial Statements
57

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Materials—3.9%
ARD Finance S.A. PIK Interest Capitalization 144A 6.500%, 6/30/27(1)(11)	$ 780	$ 776
Ardagh Packaging Finance plc 144A 5.250%, 8/15/27(1)	335	341
Avient Corp. 144A 5.750%, 5/15/25(1)	848	899
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	680	692
Equate Petrochemical BV 144A 4.250%, 11/3/26(1)	765	802
Hecla Mining Co. 7.250%, 2/15/28	845	916
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(1)	335	339
Inversiones CMPC S.A. 144A 3.850%, 1/13/30(1)	960	1,050
Kaiser Aluminum Corp.
144A 6.500%, 5/1/25(1)	95	98
144A 4.625%, 3/1/28(1)	480	448
Kraton Polymers LLC 144A 7.000%, 4/15/25(1)	716	730
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(1)	1,085	1,021
Novelis Corp. 144A 4.750%, 1/30/30(1)	920	898
Nutrition & Biosciences, Inc.
144A 2.300%, 11/1/30(1)	830	835
144A 3.468%, 12/1/50(1)	118	118
Olin Corp. 5.625%, 8/1/29	690	680
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(1)	597	608
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(1)	595	628
Syngenta Finance N.V. 144A 4.441%, 4/24/23(1)	315	333
Teck Resources Ltd. 6.125%, 10/1/35	870	1,039
TPC Group, Inc. 144A 10.500%, 8/1/24(1)	285	239
Trident TPI Holdings, Inc.
144A 9.250%, 8/1/24(1)	730	775
144A 6.625%, 11/1/25(1)	446	439
	Par Value	Value

Materials—continued
Tronox, Inc. 144A 6.500%, 5/1/25(1)	$ 810	$ 842
United States Steel Corp. 144A 12.000%, 6/1/25(1)	685	729
		16,275

Real Estate—2.6%
American Campus Communities Operating Partnership LP 3.875%, 1/30/31	995	1,086
EPR Properties 4.750%, 12/15/26	815	780
ESH Hospitality, Inc. 144A 4.625%, 10/1/27(1)	770	756
GLP Capital LP
5.250%, 6/1/25	600	651
5.750%, 6/1/28	229	261
5.300%, 1/15/29	336	374
Healthcare Trust of America Holdings LP 3.100%, 2/15/30	665	715
Iron Mountain, Inc.
144A 4.875%, 9/15/29(1)	775	789
144A 5.250%, 7/15/30(1)	360	375
iStar, Inc. 4.250%, 8/1/25	770	718
MPT Operating Partnership LP
5.000%, 10/15/27	302	315
4.625%, 8/1/29	145	151
Office Properties Income Trust 4.500%, 2/1/25	900	910
Service Properties Trust
7.500%, 9/15/25	110	117
4.950%, 2/15/27	900	801
Spirit Realty LP 3.200%, 2/15/31	1,060	1,034
Uniti Group LP
8.250%, 10/15/23	515	507
144A 7.875%, 2/15/25(1)	345	366
		10,706

Utilities—2.4%
American Electric Power Co., Inc. 2.300%, 3/1/30	868	894
CMS Energy Corp. 4.750%, 6/1/50	860	911
Dominion Energy, Inc. 3.375%, 4/1/30	840	946
DPL, Inc. 4.350%, 4/15/29	733	782
	Par Value	Value

Utilities—continued
Edison International 4.125%, 3/15/28	$1,040	$ 1,066
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(1)	300	273
Ferrellgas Partners LP 8.625%, 6/15/20(2)	135	27
National Fuel Gas Co. 5.500%, 1/15/26	715	780
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(1)	1,000	1,078
PG&E Corp. 5.250%, 7/1/30	495	479
Talen Energy Supply LLC
144A 7.250%, 5/15/27(1)	145	145
144A 6.625%, 1/15/28(1)	560	543
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(1)	581	636
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(1)(5)	375	—
Vistra Operations Co. LLC 144A 3.700%, 1/30/27(1)	1,130	1,188
		9,748
Total Corporate Bonds and Notes (Identified Cost $206,424)		209,603

Leveraged Loans(4)—10.7%
Aerospace—0.5%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (6 month LIBOR + 3.500%) 4.650%, 1/18/27	647	642
DynCorp International, Inc. Tranche B, First Lien (1 month LIBOR + 6.000%) 7.000%, 8/18/25	323	320
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/20/27	695	706
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.397%, 5/30/25	214	203
See Notes to Financial Statements
58

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Aerospace—continued
Tranche F (1 month LIBOR + 2.250%) 2.397%, 12/9/25	$140	$ 132
		2,003

Chemicals—0.2%
H.B. Fuller Co. Tranche B (1 month LIBOR + 2.000%) 2.156%, 10/21/24	500	493
Innophos Holdings, Inc. (1 month LIBOR + 3.500%) 3.897%, 2/4/27	398	394
		887

Consumer Non-Durables—0.7%
American Greetings Corp. (1 month LIBOR + 4.500%) 5.500%, 4/6/24	414	405
Diamond (BC) B.V.
(3 month LIBOR + 3.000%) 3.261%, 9/6/24	810	755
(3 month LIBOR + 5.000%) 6.000%, 9/6/24	300	299
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.000%, 5/15/23	508	505
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.000%) 4.256%, 6/30/24	418	408
Rodan & Fields LLC (1 month LIBOR + 4.000%) 4.152%, 6/16/25	699	475
		2,847

Energy—0.4%
California Resources Corp. 2016 (1 month LIBOR + 10.375%) 11.375%, 12/31/21(2)	420	8
CITGO Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 6.000%, 3/27/24	323	306
Fieldwood Energy LLC First Lien (3 month LIBOR + 5.250%) 6.250%, 4/11/22(12)	880	223
	Par Value	Value

Energy—continued
Hamilton Projects Acquiror LLC (3 month LIBOR + 4.750%) 5.750%, 6/17/27	$484	$ 482
Traverse Midstream Partners LLC (1 month LIBOR + 4.000%) 5.000%, 9/27/24	652	597
		1,616

Financial—0.4%
Asurion LLC Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 6.647%, 8/4/25	525	525
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 3.147%, 6/16/25	373	351
Deerfield Dakota Holding LLC First Lien (1 month LIBOR + 3.750%) 4.750%, 4/9/27	384	381
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 2.904%, 6/28/23	511	498
Ryan Specialty Group LLC (1 month LIBOR + 3.250%) 4.000%, 9/1/27	105	104
		1,859

Food / Tobacco—0.8%
Chobani LLC Tranche B (1 month LIBOR + 3.500%) 4.500%, 10/10/23	475	469
Dole Food Co., Inc. Tranche B (1 month LIBOR + 2.750%) 3.750%, 4/6/24	462	455
Froneri US, Inc. Tranche B-2 (1 month LIBOR + 2.250%) 2.397%, 1/29/27	733	703
H-Food Holdings LLC (1 month LIBOR + 3.688%) 3.834%, 5/23/25	700	678
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.000%, 8/16/23	284	274
	Par Value	Value

Food / Tobacco—continued
Shearer’s Foods LLC First Lien (3 month LIBOR + 4.000%) 4.750%, 9/23/27	$676	$ 671
		3,250

Forest Prod / Containers—0.3%
BWay Holding Co. (3 month LIBOR + 3.250%) 3.523%, 4/3/24	317	297
Klockner Pentaplast of America, Inc. (3 month LIBOR + 4.250%) 0.000%, 6/30/22(13)	828	802
Spectrum Holdings III Corp. First Lien (3 month LIBOR + 3.250%) 4.273%, 1/31/25	275	249
		1,348

Gaming / Leisure—0.8%
Affinity Gaming LLC (3 month LIBOR + 3.250%) 4.250%, 7/3/23	498	444
Aristocrat Technologies, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/19/24	110	109
Carnival Corp. (1 month LIBOR + 7.500%) 8.500%, 6/30/25	145	146
Everi Payments, Inc.
(1 month LIBOR + 10.500%) 11.500%, 5/9/24	45	45
Tranche B (1 month LIBOR + 2.750%) 3.750%, 5/9/24	255	246
Landry’s Finance Acquisition Co. 2020 (3 month LIBOR + 12.000%) 13.000%, 10/6/23	45	51
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	511	447
Pug LLC Tranche B (1 month LIBOR + 3.500%) 3.647%, 2/12/27	645	567
See Notes to Financial Statements
59

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Gaming / Leisure—continued
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 3.471%, 8/14/24	$331	$ 311
Stars Group Holdings B.V. (3 month LIBOR + 3.500%) 3.720%, 7/10/25	291	290
UFC Holdings LLC Tranche B (3 month LIBOR + 3.250%) 4.250%, 4/29/26	622	610
		3,266

Healthcare—1.7%
Accelerated Health Systems LLC (1 month LIBOR + 3.500%) 3.651%, 10/31/25	398	386
Agiliti Health, Inc. (1 month LIBOR + 3.000%) 3.188%, 1/4/26	113	110
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 5.500%, 6/30/25	483	482
ASP Navigate Acquisition Corp. First Lien (3 month LIBOR + 4.500%) 0.000%, 9/24/27(13)	355	351
Bausch Health Cos., Inc. (1 month LIBOR + 2.750%) 2.901%, 11/27/25	184	179
CHG Healthcare Services, Inc. (3 month LIBOR + 3.000%) 4.000%, 6/7/23	557	547
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.897%, 10/10/25	285	205
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.897%, 11/17/25	650	631
Milano Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 0.000%, 10/1/27(13)	810	800
Navicure, Inc.
(1 month LIBOR + 4.000%) 4.147%, 10/22/26	254	248
	Par Value	Value

Healthcare—continued
Tranche B (1 month LIBOR + 4.000%) 4.750%, 10/22/26	$220	$ 218
One Call Corp. First Lien (3 month LIBOR + 5.250%) 6.250%, 11/27/22	707	617
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.250%) 3.406%, 6/30/25	334	319
Packaging Coordinators Midco, Inc. First Lien (3 month LIBOR + 3.750%) 0.000%, 9/25/27(13)	155	154
Phoenix Guarantor, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 3.401%, 3/5/26	740	720
Sotera Health Holdings LLC First Lien (3 month LIBOR + 4.500%) 5.500%, 12/11/26	468	465
Surgery Center Holdings, Inc. 2020 (1 month LIBOR + 8.000%) 9.000%, 9/30/24	75	75
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.897%, 7/2/25	665	612
		7,119

Housing—0.1%
CPG International LLC (3 month LIBOR + 3.750%) 4.750%, 5/6/24	325	324
LEB Holdings (USA), Inc. (3 month LIBOR + 4.000%) 0.000%, 9/25/27(13)	105	104
		428

Information Technology—1.1%
Applied Systems, Inc. Second Lien (3 month LIBOR + 7.000%) 8.000%, 9/19/25	305	308
Aston Finco S.a.r.l. First Lien (1 month LIBOR + 4.250%) 4.401%, 10/9/26	274	268
	Par Value	Value

Information Technology—continued
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 4.397%, 10/2/25	$614	$ 595
Epicor Software Corp. Tranche B (1 month LIBOR + 4.250%) 5.250%, 7/30/27	820	818
Hyland Software, Inc. 2018 (3 month LIBOR + 3.250%) 0.000%, 7/1/24(13)	269	268
Redstone Holdco 2 LP (3 month LIBOR + 5.000%) 6.000%, 9/1/27	315	313
Sophia LP (3 month LIBOR + 3.750%) 0.000%, 10/7/27(13)	500	496
SS&C Technologies, Inc.
Tranche B-3 (1 month LIBOR + 1.750%) 1.897%, 4/16/25	183	177
Tranche B-4 (1 month LIBOR + 1.750%) 1.897%, 4/16/25	129	125
Ultimate Software Group, Inc. (The)
2020 (3 month LIBOR + 4.000%) 4.750%, 5/4/26	745	742
Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27	25	25
Vertiv Group Corp. (1 month LIBOR + 3.000%) 3.157%, 3/2/27	343	338
		4,473

Manufacturing—0.5%
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 5.500%, 8/17/22	604	525
Filtration Group Corp. (1 month LIBOR + 3.000%) 3.147%, 3/31/25	518	507
Star US Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27	394	374
See Notes to Financial Statements
60

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Manufacturing—continued
U.S. Farathane LLC Tranche B-4 (3 month LIBOR + 3.500%) 4.500%, 12/23/21	$883	$ 761
		2,167

Media / Telecom - Broadcasting—0.0%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.400%, 8/24/26	277	214
Media / Telecom - Cable/Wireless Video—0.1%
Intelsat Jackson Holdings S.A.
(3 month LIBOR + 4.550%) 5.050%, 7/14/21	39	40
(3 month LIBOR + 4.550%) 5.050%, 7/14/21(14)	39	40
Tranche B-5 (6 month LIBOR + 8.00%) 8.625%, 1/2/24(12)	318	321
Radiate Holdco LLC Tranche B (3 month LIBOR + 3.500%) 0.000%, 9/25/26(13)	103	100
		501

Media / Telecom - Diversified Media—0.2%
UPC Broadband Holding B.V.
Tranche B-1 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(13)	400	387
Tranche B-2 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(13)	400	388
		775

Media / Telecom - Telecommunications—0.4%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	218	210
Consolidated Communications, Inc.
(3 month LIBOR + 4.750%) 0.000%, 10/2/27(13)	375	371
2016 (1 month LIBOR + 3.000%) 4.000%, 10/5/23	343	339
Frontier Communications Corp. Tranche B-1 (3 month PRIME + 2.750%) 6.000%, 6/17/24	310	304
	Par Value	Value

Media / Telecom - Telecommunications—continued
Northwest Fiber LLC Tranche B, First Lien (1 month LIBOR + 5.500%) 5.656%, 4/30/27	$135	$ 134
Numericable U.S. LLC Tranche B-12 (1 month LIBOR + 3.688%) 3.840%, 1/31/26	289	277
		1,635

Media / Telecom - Wireless Communications—0.3%
CommScope, Inc. (1 month LIBOR + 3.250%) 3.397%, 4/4/26	227	221
T-Mobile USA, Inc. (1 month LIBOR + 3.000%) 3.147%, 4/1/27	843	842
		1,063

Retail—0.2%
Leslie’s Poolmart, Inc. Tranche B-2 (1 month LIBOR + 3.500%) 3.647%, 8/16/23	533	521
Michaels Stores, Inc. 2020, Tranche B (3 month LIBOR + 3.500%) 0.000%, 10/1/27(13)	252	246
Neiman Marcus Group Ltd. LLC (3 month LIBOR + 0.000%) 0.000%, 10/25/23(2)	328	52
		819

Service—1.3%
Cardtronics USA, Inc. (1 month LIBOR + 4.000%) 5.000%, 6/29/27	504	501
Carlisle Food Service Products, Inc. First Lien (1 month LIBOR + 3.000%) 4.000%, 3/20/25	488	432
CSC SW Holdco, Inc. Tranche B-1 (3 month LIBOR + 3.250%) 4.250%, 11/14/22	623	610
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.750%) 3.895%, 2/6/26	741	733
	Par Value	Value

Service—continued
GFL Environmental, Inc. 2018 (3 month LIBOR + 3.000%) 4.000%, 5/30/25	$453	$ 450
Hoya Midco LLC First Lien (6 month LIBOR + 3.500%) 4.500%, 6/30/24	198	169
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 2.897%, 2/14/25	600	580
PetVet Care Centers LLC 2020, First Lien (1 month LIBOR + 4.250%) 5.250%, 2/14/25	135	134
Pi US Mergerco, Inc. Tranche B-1 (3 month LIBOR + 3.500%) 4.500%, 1/3/25	650	626
Sedgwick Claims Management Services, Inc.
2019 (1 month LIBOR + 4.000%) 4.147%, 9/3/26	773	760
2020 (1 month LIBOR + 4.250%) 5.250%, 9/3/26	170	168
TKC Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	320	300
		5,463

Transportation - Automotive—0.3%
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23	871	743
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 3.647%, 4/30/26	342	332
		1,075

Utility—0.4%
APLP Holdings LP 2020, Tranche B (3 month LIBOR + 2.500%) 3.500%, 4/14/25	338	337
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	693	675
Calpine Corp. 2019 (1 month LIBOR + 2.250%) 2.400%, 4/5/26	385	374
See Notes to Financial Statements
61

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Utility—continued
PG&E Corp. (3 month LIBOR + 4.500%) 5.500%, 6/23/25	$150	$ 146
		1,532
Total Leveraged Loans (Identified Cost $46,472)		44,340

	Shares
Preferred Stocks—1.8%
Financials—1.7%
Citigroup, Inc. Series P, 5.950%	530 (15)	555
Discover Financial Services Series D, 6.125%(7)	360 (15)	381
Fifth Third Bancorp Series L, 4.500%(7)	940 (15)	946
Huntington Bancshares, Inc. Series E, 5.700%	353 (15)	330
JPMorgan Chase & Co. Series HH, 4.600%	347 (15)	340
KeyCorp Series D, 5.000%(10)	1,090 (15)	1,100
MetLife, Inc. Series D, 5.875%	478 (15)	520
PNC Financial Services Group, Inc. (The) Series S, 5.000%	775 (15)	818
Truist Financial Corp. Series Q, 5.100%(7)	880 (15)	951
Zions Bancorp NA, 6.950%	38,525	1,062
		7,003

Industrials—0.1%
General Electric Co. Series D, 5.000%	730 (15)	582
Total Preferred Stocks (Identified Cost $7,420)		7,585
Common Stocks—0.1%
Communication Services—0.0%
Clear Channel Outdoor Holdings, Inc.(16)	11,677	11
Consumer Discretionary—0.0%
Mark IV Industries	446	2
	Shares	Value

Consumer Discretionary—continued
MYT Holding LLC Class B(16)	42,571	$ 5
Neiman Marcus Group, Inc.(16)	150	16
		23

Energy—0.1%
Denbury, Inc.(16)	7,502	132
Frontera Energy Corp.	6,656	11
		143
Total Common Stocks (Identified Cost $583)		177
Exchange-Traded Fund—1.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF(17)	29,547	3,980
Total Exchange-Traded Fund (Identified Cost $3,971)		3,980
Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(16)	6,252	7
Total Rights (Identified Cost $5)		7
Warrant—0.0%
Communication Services—0.0%
iHeartMedia, Inc.(5)	4,966	39
Total Warrant (Identified Cost $86)		39

Total Long-Term Investments—99.1% (Identified Cost $409,747)		411,217

	Shares	Value

Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(17)	1,721,370	$ 1,721
Total Short-Term Investment (Identified Cost $1,721)		1,721

TOTAL INVESTMENTS—99.5% (Identified Cost $411,468)		$412,938
Other assets and liabilities, net—0.5%		2,164
NET ASSETS—100.0%		$415,102

Abbreviations:
ABS	Asset-Backed Securities
BAM	Build America Municipal Insured
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
MASTR	Morgan Stanley Structured Asset Security
PIK	Payment-in-Kind Security

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $224,790 or 54.2% of net assets.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
62

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
(4)	Variable rate security. Rate disclosed is as of September 30, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Amount is less than $500.
(7)	Interest payments may be deferred.
(8)	No contractual maturity date.
(9)	100% of the income received was in PIK.
(10)	Interest may be forfeited.
(11)	100% of the income received was in cash.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.
(13)	This loan will settle after September 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(14)	Represents unfunded portion of security and commitment fee earned on this portion.
(15)	Value shown as par value.
(16)	Non-income producing.
(17)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Foreign Currencies:
MXN	Mexican Peso

Country Weightings (Unaudited)†
United States	78%
Canada	2
Indonesia	2
Mexico	2
Netherlands	2
Cayman Islands	1
Saudi Arabia	1
Other	12
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 36,605	$ —	$ 36,605	$—
Corporate Bonds and Notes	209,603	—	209,603	— (1)(2)
Foreign Government Securities	39,570	—	39,570	—
Leveraged Loans	44,340	—	44,340	—
Mortgage-Backed Securities	61,773	—	61,773	—
Municipal Bonds	549	—	549	—
U.S. Government Securities	6,989	—	6,989	—
Equity Securities:
Preferred Stocks	7,585	1,062	6,523	—
Common Stocks	177	154	23	—
Rights	7	—	7	—
Warrant	39	—	—	39
Exchange-Traded Fund	3,980	3,980	—	—
Money Market Mutual Fund	1,721	1,721	—	—
Total Investments	$412,938	$6,917	$405,982	$39

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500.
Securities held by the Fund with an end of period value of $—(1) were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Securities held by the Fund with an end of period value of $1,196 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements
63

Newfleet Multi-Sector Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Asset-Backed Securities	Corporate Bonds and Notes	Mortgage-Backed Securities	Common Stocks	Right	Warrant
Investments in Securities
Balance as of September 30, 2019:	$ 2,725	$ 753	$— (a)(b)	$ 1,883	$12	$ 6	$ 71
Accrued discount/(premium)	— (a)	—	—	— (a)	—	—	—
Realized gain (loss)	(9)	—	—	(9)	—	—	—
Change in unrealized appreciation (depreciation)(c)	(37)	—	— (a)	3	(9)	1	(32)
Sales (d)	(1,444)	(753)	—	(691)	—	—	—
Transfers from Level 3(e)	(1,196)	—	—	(1,186)	(3)	(7)	—
Balance as of September 30, 2020	$ 39	$ —	$— (a)(b)	$ —	$—	$—	$ 39
(a) Amount is less than $500.
(b) Includes internally fair valued security currently priced at zero ($0).
(c) The change in unrealized appreciation (depreciation) on investments still held at September 30, 2020, was $(37).
(d) Includes paydowns on securities.
(e) “Transfers into and/or from” represent the ending value as of September 30, 2020, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements
64

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—5.2%
Communication Services—1.1%
Clear Channel Worldwide Holdings, Inc. 144A 5.125%, 8/15/27(1)	$ 130	$ 125
Diamond Sports Group LLC 144A 5.375%, 8/15/26(1)	445	315
DISH DBS Corp. 5.875%, 7/15/22	575	598
iHeartCommunications, Inc.
6.375%, 5/1/26	258	268
8.375%, 5/1/27	467	460
Level 3 Financing, Inc. 144A 4.250%, 7/1/28(1)	55	56
Radiate Holdco LLC 144A 4.500%, 9/15/26(1)	280	280
		2,102

Consumer Discretionary—0.2%
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	95	99
Carnival Corp. 144A 11.500%, 4/1/23(1)	50	56
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	250	265
MGM Growth Properties Operating Partnership LP 144A 4.625%, 6/15/25(1)	70	71
		491

Consumer Staples—0.4%
Dole Food Co., Inc. 144A 7.250%, 6/15/25(1)	855	851
Financials—0.9%
Acrisure LLC 144A 8.125%, 2/15/24(1)	220	230
ICAHN Enterprises LP 4.750%, 9/15/24	550	557
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	225	195
OneMain Finance Corp. 6.125%, 5/15/22	745	773
		1,755

Health Care—1.2%
Community Health Systems, Inc. 144A 6.625%, 2/15/25(1)	430	416
Jaguar Holding Co. II 144A 4.625%, 6/15/25(1)	170	175
LifePoint Health, Inc.
144A 6.750%, 4/15/25(1)	10	11
144A 4.375%, 2/15/27(1)	260	260
	Par Value	Value

Health Care—continued
One Call Corp. PIK Interest Capitalization 144A 11.500%, 7/1/24(1)(2)	$1,645	$ 1,481
Tenet Healthcare Corp. 144A 7.500%, 4/1/25(1)	55	59
		2,402

Industrials—0.5%
Boeing Co. (The) 4.875%, 5/1/25	198	216
Howmet Aerospace, Inc. 6.875%, 5/1/25	135	149
Spirit AeroSystems, Inc. 3.950%, 6/15/23	230	205
TransDigm, Inc. 144A 8.000%, 12/15/25(1)	435	473
		1,043

Materials—0.5%
Ardagh Packaging Finance plc
144A 4.125%, 8/15/26(1)	590	598
144A 5.250%, 8/15/27(1)	200	204
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	95	97
		899

Real Estate—0.4%
iStar, Inc. 4.250%, 8/1/25	875	816
Utilities—0.0%
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(1)(3)	9,165	—
Total Corporate Bonds and Notes (Identified Cost $10,483)		10,359

Leveraged Loans(4)—96.9%
Aerospace—3.1%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (6 month LIBOR + 3.500%) 4.650%, 1/18/27	836	830
American Airlines, Inc. 2018 (1 month LIBOR + 1.750%) 1.895%, 6/27/25	842	511
Atlantic Aviation FBO, Inc. (3 month LIBOR + 3.750%) 3.900%, 12/6/25	653	636
DynCorp International, Inc. Tranche B, First Lien (1 month LIBOR + 6.000%) 7.000%, 8/18/25	603	598
	Par Value	Value

Aerospace—continued
Kestrel Bidco, Inc. (3 month LIBOR + 3.000%) 4.000%, 12/11/26	$ 837	$ 723
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/20/27	1,075	1,092
Spirit AeroSystems, Inc. (3 month LIBOR + 5.250%) 0.000%, 1/30/25(5)	105	105
TransDigm, Inc. Tranche F (1 month LIBOR + 2.250%) 2.397%, 12/9/25	1,786	1,685
		6,180

Chemicals—3.5%
Ascend Performance Materials Operations LLC (3 month LIBOR + 5.250%) 6.250%, 8/27/26	460	458
Element Solutions, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.156%, 2/2/26	997	974
H.B. Fuller Co. Tranche B (1 month LIBOR + 2.000%) 2.156%, 10/21/24	1,101	1,085
Hexion, Inc. Tranche B (3 month LIBOR + 3.500%) 3.800%, 7/1/26	698	686
Ineos U.S. Finance LLC 2024 (1 month LIBOR + 2.000%) 2.147%, 4/1/24	2,116	2,052
Innophos Holdings, Inc. (1 month LIBOR + 3.500%) 3.897%, 2/4/27	866	857
Starfruit Finco B.V. (1 month LIBOR + 3.000%) 3.151%, 10/1/25	846	818
		6,930

Consumer Durables—1.1%
Plantronics, Inc. Tranche B (1 month LIBOR + 2.500%) 2.647%, 7/2/25	750	703
Serta Simmons Bedding LLC First Lien (3 month LIBOR + 3.500%) 4.500%, 11/8/23	1,654	579
See Notes to Financial Statements
65

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Durables—continued
Zodiac Pool Solutions LLC Tranche B1 (1 month LIBOR + 2.000%) 2.147%, 7/2/25	$ 841	$ 818
		2,100

Consumer Non-Durables—3.5%
Diamond (BC) B.V.
(3 month LIBOR + 3.000%) 3.261%, 9/6/24	1,399	1,304
(3 month LIBOR + 5.000%) 6.000%, 9/6/24	220	219
Isagenix International LLC (3 month LIBOR + 5.750%) 6.750%, 6/16/25	1,448	731
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.000%, 5/15/23	1,469	1,458
Libbey Glass, Inc. (1 month LIBOR + 3.750%) 5.750%, 4/9/21(6)	1,315	206
Parfums Holding Co., Inc. First Lien (3 month LIBOR + 4.000%) 4.256%, 6/30/24	1,171	1,144
Rodan & Fields LLC (1 month LIBOR + 4.000%) 4.152%, 6/16/25	1,103	749
ZEP, Inc. First Lien (6 month LIBOR + 4.000%) 5.000%, 8/12/24	1,188	1,111
		6,922

Energy—1.6%
California Resources Corp. 2017 (1 month LIBOR + 4.750%) 5.750%, 12/31/22(6)	1,000	360
CITGO Holding, Inc. (3 month LIBOR + 7.000%) 8.000%, 8/1/23	312	292
CITGO Petroleum Corp. 2019, Tranche B (3 month LIBOR + 5.000%) 6.000%, 3/27/24	677	640
Fieldwood Energy LLC First Lien (3 month LIBOR + 5.250%) 6.250%, 4/11/22(7)	733	185
Gavilan Resources LLC Second Lien (3 month PRIME + 7.000%) 10.250%, 3/1/24(3)(6)	790	2
	Par Value	Value

Energy—continued
Hamilton Projects Acquiror LLC (3 month LIBOR + 4.750%) 5.750%, 6/17/27	$ 628	$ 626
Medallion Midland Acquisition LLC (1 month LIBOR + 3.250%) 4.250%, 10/30/24	632	594
Paragon Offshore Finance Co. (3 month PRIME + 0.000%) 3.250%, 7/16/21(3)(6)	11	—
Traverse Midstream Partners LLC (1 month LIBOR + 4.000%) 5.000%, 9/27/24	632	579
		3,278

Financial—3.0%
Asurion LLC
Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 6.647%, 8/4/25	836	837
Tranche B-4 (1 month LIBOR + 3.000%) 3.147%, 8/4/22	944	932
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 3.147%, 6/16/25	722	679
Deerfield Dakota Holding LLC First Lien (1 month LIBOR + 3.750%) 4.750%, 4/9/27	973	965
Financial & Risk US Holdings, Inc. (1 month LIBOR + 3.250%) 3.397%, 10/1/25	2,056	2,034
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 2.904%, 6/28/23	337	328
Ryan Specialty Group LLC (1 month LIBOR + 3.250%) 4.000%, 9/1/27	105	104
		5,879

Food / Tobacco—6.5%
Aramark Services, Inc. Tranche B-2 (1 month LIBOR + 1.750%) 1.897%, 3/28/24	850	815
CHG PPC Parent LLC First Lien (1 month LIBOR + 2.750%) 2.897%, 3/31/25	769	738
Chobani LLC Tranche B (1 month LIBOR + 3.500%) 4.500%, 10/10/23	1,362	1,344
	Par Value	Value

Food / Tobacco—continued
Dole Food Co., Inc. Tranche B (1 month LIBOR + 2.750%) 3.750%, 4/6/24	$1,073	$ 1,056
Froneri US, Inc. Tranche B-2 (1 month LIBOR + 2.250%) 2.397%, 1/29/27	943	904
H-Food Holdings LLC (1 month LIBOR + 3.688%) 4.147%, 5/23/25	1,596	1,547
Hostess Brands LLC 2019, Tranche B (1 month LIBOR + 2.250%) 3.000%, 8/3/25	1,333	1,309
JBS USA Lux S.A. (1 month LIBOR + 2.000%) 2.147%, 5/1/26	1,099	1,068
Milk Specialties Co. (1 month LIBOR + 4.000%) 5.000%, 8/16/23	1,124	1,086
Shearer’s Foods LLC First Lien (3 month LIBOR + 4.000%) 4.750%, 9/23/27	1,613	1,600
Sigma Bidco B.V. Tranche B-2 (6 month LIBOR + 3.000%) 3.369%, 7/2/25	1,367	1,328
		12,795

Forest Prod / Containers—7.0%
Anchor Glass Container Corp.
2017, First Lien (1 month LIBOR + 2.750%) 3.750%, 12/7/23	970	740
Second Lien (1 month LIBOR + 7.750%) 8.750%, 12/7/24	808	307
Berlin Packaging LLC First Lien (1 month LIBOR + 3.000%) 3.161%, 11/7/25	1,055	1,022
Berry Global, Inc.
Tranche W (1 month LIBOR + 2.000%) 2.156%, 10/1/22	514	509
Tranche X (1 month LIBOR + 2.000%) 2.156%, 1/19/24	265	261
Tranche Y (1 month LIBOR + 2.000%) 2.156%, 7/1/26	1,297	1,257
BWay Holding Co. (3 month LIBOR + 3.250%) 3.523%, 4/3/24	1,268	1,188
Graham Packaging Co., Inc. (1 month LIBOR + 3.750%) 4.500%, 8/4/27	680	675
See Notes to Financial Statements
66

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Forest Prod / Containers—continued
Klockner Pentaplast of America, Inc. (3 month LIBOR + 4.250%) 5.250%, 6/30/22	$1,554	$ 1,506
Reynolds Consumer Products LLC (1 month LIBOR + 1.750%) 1.897%, 2/4/27	644	635
Reynolds Group Holdings, Inc.
(1 month LIBOR + 2.750%) 3.979%, 2/6/23	1,201	1,185
Tranche B-2 (3 month LIBOR + 3.250%) 0.000%, 2/16/26(5)	1,635	1,604
Spectrum Holdings III Corp. First Lien (3 month LIBOR + 3.250%) 4.273%, 1/31/25	1,154	1,042
Tricorbraun Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 11/30/23	939	927
Trident TPI Holdings, Inc. Tranche B-1 (3 month LIBOR + 3.000%) 4.000%, 10/17/24	1,050	1,023
		13,881

Gaming / Leisure—5.1%
Affinity Gaming LLC (3 month LIBOR + 3.250%) 4.250%, 7/3/23	989	882
Aristocrat Technologies, Inc.
(3 month LIBOR + 3.750%) 4.750%, 10/19/24	120	119
Tranche B-3 (3 month LIBOR + 1.750%) 2.021%, 10/19/24	1,074	1,043
Caesars Resort Collection LLC Tranche B-1 (1 month LIBOR + 4.500%) 4.688%, 7/21/25	1,160	1,121
Carnival Corp. (1 month LIBOR + 7.500%) 8.500%, 6/30/25	160	161
CityCenter Holdings LLC (1 month LIBOR + 2.250%) 3.000%, 4/18/24	1,091	1,045
Everi Payments, Inc. Tranche B (1 month LIBOR + 2.750%) 3.750%, 5/9/24	1,220	1,176
	Par Value	Value

Gaming / Leisure—continued
Golden Nugget LLC (2 month LIBOR + 2.500%) 3.250%, 10/4/23	$ 907	$ 806
Landry’s Finance Acquisition Co. 2020 (3 month LIBOR + 12.000%) 13.000%, 10/6/23	30	34
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	448	391
Pug LLC Tranche B (1 month LIBOR + 3.500%) 3.647%, 2/12/27	893	785
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 3.471%, 8/14/24	897	842
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27	574	548
UFC Holdings LLC Tranche B (3 month LIBOR + 3.250%) 4.250%, 4/29/26	1,195	1,172
		10,125

Healthcare—13.9%
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 5.500%, 6/30/25	1,183	1,180
ASP Navigate Acquisition Corp. First Lien (3 month LIBOR + 4.500%) 0.000%, 9/24/27(5)	440	435
Avantor Funding, Inc. 2020, Tranche B3 (1 month LIBOR + 2.250%) 3.250%, 11/21/24	585	577
Azalea TopCo, Inc. First Lien (3 month LIBOR + 3.500%) 3.761%, 7/27/26	609	585
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 2.901%, 11/27/25	468	456
(1 month LIBOR + 3.000%) 3.151%, 6/2/25	1,368	1,339
Catalent Pharma Solutions, Inc. Tranche B-2 (1 month LIBOR + 2.250%) 3.250%, 5/18/26	695	690
	Par Value	Value

Healthcare—continued
CHG Healthcare Services, Inc. (3 month LIBOR + 3.000%) 4.000%, 6/7/23	$ 934	$ 917
Concordia International Corp. (1 month LIBOR + 5.500%) 6.500%, 9/6/24	720	698
CPI Holdco LLC First Lien (1 month LIBOR + 4.250%) 4.397%, 11/4/26	453	449
Elanco Animal Health, Inc. (1 month LIBOR + 1.750%) 1.905%, 8/1/27	996	967
Endo Luxembourg Finance Co. S.a.r.l. (3 month LIBOR + 4.250%) 5.000%, 4/29/24	856	813
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.897%, 10/10/25	1,443	1,038
eResearch Technology, Inc. First Lien (1 month LIBOR + 4.500%) 5.500%, 2/4/27	898	893
Gentiva Health Services, Inc. Tranche B (1 month LIBOR + 3.250%) 3.438%, 7/2/25	638	625
Greatbatch Ltd. Tranche B (1 month LIBOR + 2.500%) 3.500%, 10/27/22	457	456
Heartland Dental LLC (1 month LIBOR + 3.500%) 3.647%, 4/30/25	773	709
IQVIA, Inc.
Tranche B-1 (1 month LIBOR + 1.750%) 1.897%, 3/7/24	913	898
Tranche B-2 (1 month LIBOR + 1.750%) 1.897%, 1/17/25	102	100
Tranche B-3 (3 month LIBOR + 1.750%) 1.970%, 6/11/25	1,030	1,015
Jaguar Holding Co. II 2018 (1 month LIBOR + 2.500%) 3.500%, 8/18/22	1,885	1,877
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 3.750%) 3.897%, 11/17/25	1,545	1,499
See Notes to Financial Statements
67

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Milano Acquisition Corp. Tranche B (3 month LIBOR + 4.000%) 0.000%, 10/1/27(5)	$ 910	$ 899
National Mentor Holdings, Inc.
First Lien (1 month LIBOR + 4.250%) 4.400%, 3/9/26	610	600
Tranche C, First Lien (1 month LIBOR + 4.250%) 4.400%, 3/9/26	28	27
Navicure, Inc.
(1 month LIBOR + 4.000%) 4.147%, 10/22/26	637	622
Tranche B (1 month LIBOR + 4.000%) 4.750%, 10/22/26	170	168
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.250%) 3.406%, 6/30/25	964	921
Packaging Coordinators Midco, Inc. First Lien (3 month LIBOR + 3.750%) 0.000%, 9/25/27(5)	225	224
Parexel International Corp. (1 month LIBOR + 2.750%) 2.897%, 9/27/24	1,197	1,147
Phoenix Guarantor, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 3.401%, 3/5/26	306	298
Select Medical Corp. Tranche B (6 month LIBOR + 2.500%) 2.780%, 3/6/25	633	615
Sotera Health Holdings LLC First Lien (3 month LIBOR + 4.500%) 5.500%, 12/11/26	866	861
Surgery Center Holdings, Inc.
(1 month LIBOR + 3.250%) 4.250%, 9/2/24	1,146	1,078
2020 (1 month LIBOR + 8.000%) 9.000%, 9/30/24	60	60
Viant Medical Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 3.897%, 7/2/25	1,129	1,039
Zelis Cost Management Buyer, Inc. (1 month LIBOR + 4.750%) 4.897%, 9/30/26	675	669
		27,444

	Par Value	Value

Housing—2.7%
American Builders & Contractors Supply Co., Inc. (1 month LIBOR + 2.000%) 2.147%, 1/15/27	$1,527	$ 1,483
CPG International LLC (3 month LIBOR + 3.750%) 4.750%, 5/6/24	1,152	1,148
LEB Holdings (USA), Inc. (3 month LIBOR + 4.000%) 0.000%, 9/25/27(5)	205	203
Quikrete Holdings, Inc. First Lien (1 month LIBOR + 2.500%) 2.647%, 2/1/27	1,153	1,121
Summit Materials LLC Tranche B (1 month LIBOR + 2.000%) 2.145%, 11/21/24	1,487	1,469
		5,424

Information Technology—5.0%
Applied Systems, Inc.
First Lien (3 month LIBOR + 3.250%) 4.250%, 9/19/24	658	653
Second Lien (3 month LIBOR + 7.000%) 8.000%, 9/19/25	773	781
Aston Finco S.a.r.l. First Lien (1 month LIBOR + 4.250%) 4.401%, 10/9/26	502	492
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 4.397%, 10/2/25	1,270	1,230
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 9/19/25	1,608	1,599
Epicor Software Corp. Tranche B (1 month LIBOR + 4.250%) 5.250%, 7/30/27	990	988
Hyland Software, Inc. 2018 (3 month LIBOR + 3.250%) 0.000%, 7/1/24(5)	484	481
Science Applications International Corp. Tranche B2 (1 month LIBOR + 2.250%) 2.397%, 3/13/27	415	409
Sophia LP (3 month LIBOR + 3.750%) 0.000%, 10/7/27(5)	555	551
Ultimate Software Group, Inc. (The)
2020 (3 month LIBOR + 4.000%) 4.750%, 5/4/26	1,660	1,654
	Par Value	Value

Information Technology—continued
Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27	$ 40	$ 41
Vertiv Group Corp. (1 month LIBOR + 3.000%) 3.157%, 3/2/27	1,055	1,037
		9,916

Manufacturing—5.8%
CIRCOR International, Inc. (1 month LIBOR + 3.250%) 4.250%, 12/11/24	961	940
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 5.500%, 8/17/22	1,147	997
Filtration Group Corp. (1 month LIBOR + 3.000%) 3.147%, 3/31/25	1,502	1,471
Gardner Denver, Inc.
Tranche A (1 month LIBOR + 2.750%) 2.897%, 3/1/27	55	54
Tranche B-1 (1 month LIBOR + 1.750%) 1.897%, 3/1/27	827	798
Gates Global LLC Tranche B-2 (1 month LIBOR + 2.750%) 3.750%, 4/1/24	1,047	1,030
Ingersoll-Rand Services Co. 2020, Tranche B-1 (1 month LIBOR + 1.750%) 1.897%, 2/28/27	363	350
NCR Corp. (1 month LIBOR + 2.500%) 2.650%, 8/28/26	946	921
NN, Inc.
2017 (1 month LIBOR + 5.750%) 5.897%, 10/19/22	348	343
Tranche B (1 month LIBOR + 5.750%) 6.500%, 10/19/22	610	602
RBS Global, Inc. 2019, Tranche B (1 month LIBOR + 1.750%) 1.897%, 8/21/24	716	710
Star US Bidco LLC (1 month LIBOR + 4.250%) 5.250%, 3/17/27	958	908
Titan Acquisition Ltd. (3 month LIBOR + 3.000%) 3.361%, 3/28/25	1,088	1,025
U.S. Farathane LLC Tranche B-4 (3 month LIBOR + 3.500%) 4.500%, 12/23/21	1,114	961
See Notes to Financial Statements
68

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Manufacturing—continued
Vertical Midco Gmbh Tranche B (6 month LIBOR + 4.250%) 4.567%, 7/30/27	$ 350	$ 347
		11,457

Media / Telecom - Broadcasting—3.2%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.400%, 8/24/26	705	544
iHeartCommunications, Inc. (1 month LIBOR + 3.000%) 3.147%, 5/1/26	1,414	1,339
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.750%) 2.905%, 9/18/26	1,245	1,217
Sinclair Television Group, Inc. Tranche B (1 month LIBOR + 2.500%) 2.400%, 1/3/24	1,197	1,163
Univision Communications, Inc. 2017 (1 month LIBOR + 2.750%) 3.750%, 3/15/24	2,139	2,054
		6,317

Media / Telecom - Cable/Wireless Video—3.4%
Charter Communications Operating LLC Tranche B2 (1 month LIBOR + 1.750%) 1.900%, 2/1/27	2,343	2,287
CSC Holdings LLC
2017 (1 month LIBOR + 2.250%) 2.402%, 7/17/25	1,601	1,546
2018 (1 month LIBOR + 2.250%) 2.402%, 1/15/26	1,005	969
Intelsat Jackson Holdings S.A.
(3 month LIBOR + 4.550%) 5.050%, 7/14/21	58	59
(3 month LIBOR + 4.550%) 5.050%, 7/14/21(8)	58	59
Tranche B-5 (6 month LIBOR + 8.00%) 8.625%, 1/2/24(7)	691	697
Radiate Holdco LLC Tranche B (3 month LIBOR + 3.500%) 0.000%, 9/25/26(5)	131	129
	Par Value	Value

Media / Telecom - Cable/Wireless Video—continued
Virgin Media Bristol LLC
Tranche B (3 month LIBOR + 3.250%) 0.000%, 1/31/29(5)	$ 315	$ 309
Tranche N (1 month LIBOR + 2.500%) 2.652%, 1/31/28	620	601
		6,656

Media / Telecom - Diversified Media—2.7%
CDS US Intermediate Holdings, Inc. Tranche B (3 month LIBOR + 5.500%) 6.500%, 7/8/22(6)	1,223	588
Clear Channel Outdoor Holdings, Inc. Tranche B (3 month LIBOR + 3.500%) 3.761%, 8/21/26	865	786
Fort Dearborn Holding Co., Inc. First Lien (1 month LIBOR + 4.000%) 5.195%, 10/19/23	1,305	1,266
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien (3 month LIBOR + 4.000%) 5.000%, 5/4/22	1,246	1,040
Meredith Corp. Tranche B-2 (1 month LIBOR + 2.500%) 2.647%, 1/31/25	689	662
UPC Broadband Holding B.V.
Tranche B-1 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(5)	550	533
Tranche B-2 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(5)	550	533
		5,408

Media / Telecom - Telecommunications—4.8%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	898	861
Consolidated Communications, Inc.
(3 month LIBOR + 4.750%) 0.000%, 10/2/27(5)	905	895
2016 (1 month LIBOR + 3.000%) 4.000%, 10/5/23	1,384	1,367
	Par Value	Value

Media / Telecom - Telecommunications—continued
Frontier Communications Corp. Tranche B-1 (3 month PRIME + 2.750%) 6.000%, 6/17/24	$ 524	$ 514
Level 3 Financing, Inc. 2027, Tranche B (1 month LIBOR + 1.750%) 1.897%, 3/1/27	2,124	2,056
Northwest Fiber LLC Tranche B, First Lien (1 month LIBOR + 5.500%) 5.656%, 4/30/27	194	194
Numericable U.S. LLC
Tranche B-11 (1 month LIBOR + 2.750%) 2.897%, 7/31/25	983	937
Tranche B-12 (1 month LIBOR + 3.688%) 3.840%, 1/31/26	537	516
Tranche B-13 (1 month LIBOR + 4.000%) 4.152%, 8/14/26	639	619
West Corp.
Tranche B (1 month LIBOR + 4.000%) 5.000%, 10/10/24	500	453
Tranche B-1 (1 month LIBOR + 3.500%) 4.500%, 10/10/24	455	410
Zayo Group Holdings, Inc. (1 month LIBOR + 3.000%) 3.147%, 3/9/27	642	622
		9,444

Media / Telecom - Wireless Communications—1.3%
SBA Senior Finance II LLC Tranche B (1 month LIBOR + 1.750%) 1.900%, 4/11/25	1,383	1,345
T-Mobile USA, Inc. (1 month LIBOR + 3.000%) 3.147%, 4/1/27	1,282	1,280
		2,625

Metals / Minerals—0.4%
Covia Holdings Corp. (3 month PRIME + 5.000%) 8.250%, 6/2/25(7)	971	707
Retail—2.2%
ASHCO LLC (3 month LIBOR + 5.000%) 5.750%, 9/25/24	1,076	1,064
See Notes to Financial Statements
69

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Retail—continued
Harbor Freight Tools USA, Inc. 2018 (1 month LIBOR + 2.500%) 3.250%, 8/18/23	$ 883	$ 869
Leslie’s Poolmart, Inc. Tranche B-2 (1 month LIBOR + 3.500%) 3.647%, 8/16/23	757	741
Michaels Stores, Inc. 2018, Tranche B (1 month LIBOR + 2.500%) 3.500%, 1/30/23	1,440	1,431
Neiman Marcus Group Ltd. LLC (3 month LIBOR + 0.000%) 0.000%, 10/25/23(6)	1,448	232
		4,337

Service—10.8%
Advantage Sales & Marketing, Inc. First Lien (1 month LIBOR + 3.250%) 4.250%, 7/23/21	545	535
AlixPartners LLP 2017 (1 month LIBOR + 2.500%) 2.647%, 4/4/24	1,543	1,503
Asplundh Tree Expert LLC (3 month LIBOR + 2.500%) 2.655%, 9/4/27	405	404
Cardtronics USA, Inc. (1 month LIBOR + 4.000%) 5.000%, 6/29/27	663	660
Carlisle Food Service Products, Inc. First Lien (1 month LIBOR + 3.000%) 4.000%, 3/20/25	616	545
CSC SW Holdco, Inc. Tranche B-1 (3 month LIBOR + 3.250%) 4.250%, 11/14/22	713	698
Dun & Bradstreet Corp. (The) Tranche B (1 month LIBOR + 3.750%) 3.895%, 2/6/26	990	979
GFL Environmental, Inc. 2018 (3 month LIBOR + 3.000%) 4.000%, 5/30/25	1,276	1,268
Hoya Midco LLC First Lien (6 month LIBOR + 3.500%) 4.500%, 6/30/24	736	629
	Par Value	Value

Service—continued
Patriot Container Corp. First Lien (1 month LIBOR + 3.500%) 4.500%, 3/20/25	$ 940	$ 919
Pearl Intermediate Parent LLC First Lien (1 month LIBOR + 2.750%) 2.897%, 2/14/25	1,543	1,490
PetVet Care Centers LLC 2020, First Lien (1 month LIBOR + 4.250%) 5.250%, 2/14/25	105	104
Pi US Mergerco, Inc. Tranche B-1 (3 month LIBOR + 3.500%) 4.500%, 1/3/25	1,268	1,220
Sedgwick Claims Management Services, Inc. (1 month LIBOR + 3.250%) 3.397%, 12/31/25	2,102	2,024
St. George’s University Scholastic Services LLC (1 month LIBOR + 3.250%) 3.400%, 7/17/25	1,003	981
Tempo Acquisition LLC (1 month LIBOR + 3.250%) 3.750%,	880	853
TKC Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	889	833
Trans Union LLC Tranche B-5 (1 month LIBOR + 1.750%) 1.897%, 11/16/26	1,654	1,610
TRC Cos, Inc. 2019 (1 month LIBOR + 5.000%) 6.000%, 6/21/24	995	971
Tunnel Hill Partners LP (1 month LIBOR + 3.500%) 3.647%, 2/6/26	795	763
Uber Technologies, Inc. 2018 (3 month LIBOR + 3.500%) 0.000%, 7/13/23(5)	1,047	1,028
WEX, Inc. Tranche B-3 (1 month LIBOR + 2.250%) 2.397%, 5/15/26	1,451	1,399
		21,416

	Par Value	Value

Transportation - Automotive—3.9%
Accuride Corp. 2017 (3 month LIBOR + 5.250%) 6.250%, 11/17/23	$1,098	$ 846
American Axle & Manufacturing, Inc. Tranche B (3 month LIBOR + 2.250%) 3.000%, 4/6/24	1,565	1,490
Cooper-Standard Automotive, Inc. Tranche B-1 (1 month LIBOR + 2.000%) 2.750%, 11/2/23	959	818
DexKo Global, Inc. Tranche B (1 month LIBOR + 3.500%) 4.500%, 7/24/24	609	594
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 3.660%, 11/6/24	1,081	1,070
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 3.647%, 4/30/26	951	925
Tenneco, Inc. Tranche B (1 month LIBOR + 3.000%) 3.147%, 10/1/25	1,275	1,147
TI Group Automotive Systems LLC First Lien (3 month LIBOR + 3.750%) 4.500%, 12/16/24	794	791
		7,681

Utility—2.4%
APLP Holdings LP 2020, Tranche B (3 month LIBOR + 2.500%) 3.500%, 4/14/25	683	681
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	1,926	1,876
Calpine Construction Finance Co. LP Tranche B (1 month LIBOR + 2.000%) 2.147%, 1/15/25	968	936
Calpine Corp. Tranche B-10 (1 month LIBOR + 2.000%) 2.147%, 8/12/26	448	434
See Notes to Financial Statements
70

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Utility—continued
Lightstone Holdco LLC
2018, Tranche B (3 month LIBOR + 3.750%) 4.750%, 1/30/24	$ 777	$ 669
2018, Tranche C (3 month LIBOR + 3.750%) 4.750%, 1/30/24	44	38
PG&E Corp. (3 month LIBOR + 4.500%) 5.500%, 6/23/25	195	190
		4,824
Total Leveraged Loans (Identified Cost $205,338)		191,746

	Shares
Common Stocks—0.2%
Communication Services—0.2%
Clear Channel Outdoor Holdings, Inc.(9)	107,177	107
iHeartMedia, Inc. Class A(9)	45,578	370
		477
Total Common Stocks (Identified Cost $1,292)		477
Rights—0.1%
Utilities—0.1%
Vistra Energy Corp.(9)	152,810	167
Total Rights (Identified Cost $129)		167
Total Long-Term Investments—102.4% (Identified Cost $217,242)		202,749

	Shares	Value

Short-Term Investment—1.7%
Money Market Mutual Fund—1.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(10)	3,385,405	$ 3,385
Total Short-Term Investment (Identified Cost $3,385)		3,385

TOTAL INVESTMENTS—104.1% (Identified Cost $220,627)		$206,134 (11)
Other assets and liabilities, net—(4.1)%		(8,202)
NET ASSETS—100.0%		$197,932

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
PIK	Payment-in-Kind Security

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $6,317 or 3.2% of net assets.
(2)	100% of the income received was in PIK.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Variable rate security. Rate disclosed is as of September 30, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	This loan will settle after September 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(6)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(7)	Security in default, interest payments are being received during the bankruptcy proceedings.
(8)	Represents unfunded portion of security and commitment fee earned on this portion.
(9)	Non-income producing.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(11)	All or a portion of the portfolio segregated as collateral for borrowings.

Country Weightings (Unaudited)†
United States	92%
Canada	3
Luxembourg	2
France	1
Netherlands	1
Australia	1
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
71

Newfleet Senior Floating Rate Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 10,359	$ —	$ 10,359	$— (1)
Leveraged Loans	191,746	—	191,744	2 (1)
Equity Securities:
Rights	167	—	167	—
Common Stocks	477	477	—	—
Money Market Mutual Fund	3,385	3,385	—	—
Total Investments	$206,134	$3,862	$202,270	$ 2

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $2 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Securities held by the Fund with an end of period value of $1,648 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2020.
See Notes to Financial Statements
72

Newfleet Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—97.2%
Alabama—2.0%
Black Belt Energy Gas District, Natural Gas Purchase Revenue, Mandatory Put 12/1/23, 4.000%, 12/1/48(2)	$ 635	$ 694
Pell City Special Care Facilities Financing Authority, Noland Health Services Revenue,
4.000%, 12/1/25	500	518
5.000%, 12/1/25	1,000	1,047
		2,259

Arizona—4.6%
Arizona Board of Regents, Arizona State University System Revenue,
5.000%, 7/1/36	1,000	1,200
5.000%, 7/1/37	360	430
Arizona Department of Transportation, State Highway Fund Revenue, 5.000%, 7/1/36	500	609
Arizona State Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/1/24	565	667
Northern Arizona University, Stimular Plan for Economic and Educational Development Revenue,
5.000%, 8/1/24	1,115	1,224
5.000%, 8/1/25	1,000	1,096
		5,226

Arkansas—0.5%
University of Arkansas, Facility Revenue, 5.000%, 11/1/33	505	616
California—3.1%
California Municipal Finance Authority, Bowles Hall Foundation Revenue,
4.000%, 6/1/21	100	101
4.500%, 6/1/23	225	237
4.500%, 6/1/24	150	161
California State Health Facilities Financing Authority, Providence St. Joseph Health, 4.000%, 10/1/36	275	308
	Par Value	Value

California—continued
California State Municipal Finance Authority, Community Medical Centers, 5.000%, 2/1/27	$ 400	$ 463
Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, 5.000%, 6/1/47	800	825
Inglewood Redevelopment Agency Successor Agency, Subordinate Lien Merged Redevelopment Project, Tax Allocation Revenue, (BAM Insured) 5.000%, 5/1/32	545	663
Santa Clarita Community College District, General Obligation, 3.000%, 8/1/44	500	532
Temecula Valley Unified School District Financing Authority, Special Tax Revenue, (BAM Insured) 5.000%, 9/1/25	175	207
		3,497

Colorado—5.9%
Denver Convention Center Hotel Authority Revenue, Senior Lien, 5.000%, 12/1/27	400	435
Public Authority For Colorado Energy, Natural Gas Purchase Revenue,
6.125%, 11/15/23	1,785	1,943
6.250%, 11/15/28	2,250	2,880
Regional Transportation District, Sales Tax Revenue, Fastracks Project, 5.000%, 11/1/32	1,195	1,454
		6,712

Connecticut—2.7%
Connecticut Housing Finance Authority, Mortgage Revenue, (GNMA / FNMA / FHLMC Insured) 3.200%, 11/15/33	445	478
Connecticut State Health & Educational Facilities Authority Revenue, 4.000%, 7/1/40	725	824
	Par Value	Value

Connecticut—continued
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program Revenue, 3.000%, 11/15/35	$ 200	$ 201
Connecticut, State of,
General Obligation, 5.000%, 9/15/34	750	943
Special Tax Revenue, 3.125%, 5/1/40	610	648
		3,094

District of Columbia—4.4%
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, (AGC Insured) 6.500%, 10/1/41	4,000	5,023
Florida—12.2%
Brevard County Health Facilities Authority, Health First Revenue, 5.000%, 4/1/21	115	117
Brevard County School Board, Certificates of Participation, 5.000%, 7/1/32	1,000	1,233
Broward County School Board, Certificates of Participation, 5.000%, 7/1/32	300	360
Central Florida Expressway Authority, Senior Lien Toll Revenue, 4.000%, 7/1/30	230	262
Florida, State of, General Obligation, 5.000%, 7/1/31	4,000	5,271
Miami Beach Redevelopment Agency,
Tax Increment Revenue, 5.000%, 2/1/32	320	365
Tax Increment Revenue, (AGM Insured) 5.000%, 2/1/31	40	46
Miami-Dade County Educational Facilities Authority, University of Miami Revenue, 5.000%, 4/1/30	200	228
Miami-Dade County School Board, Certificates of Participation, 5.000%, 2/1/34	1,700	2,031
See Notes to Financial Statements
73

Newfleet Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Florida—continued
Seminole County School Board, Certificates of Participation, 5.000%, 7/1/29	$1,935	$ 2,384
South Florida Water Management District, Certificates of Participation, 5.000%, 10/1/35	750	891
Tallahassee, City of, Health Facilities Revenue, Tallahassee Memorial Healthcare, 5.000%, 12/1/36	500	564
		13,752

Georgia—0.6%
Atlanta Water & Wastewater Revenue, 5.000%, 11/1/31	550	657
Idaho—1.6%
Idaho Health Facilities Authority, St. Luke’s Health System Revenue, 5.000%, 3/1/37	235	287
Idaho Housing & Finance Association, Federal Highway Grant Anticipation Revenue, 4.500%, 7/15/29	1,500	1,540
		1,827

Illinois—12.4%
Chicago, City of,
Sales Tax Revenue, (Pre-Refunded 1/1/22 @ 100) 5.250%, 1/1/38	25	27
Waterworks Revenue, Second Lien, 5.000%, 11/1/22	500	542
Waterworks Revenue, Second Lien, 5.000%, 11/1/30	500	598
Waterworks Revenue, Second Lien, (AGM Insured) 5.000%, 11/1/31	500	603
Waterworks Revenue, Second Lien, (AGM Insured) 5.250%, 11/1/32	350	426
	Par Value	Value

Illinois—continued
Cook County School District No. 78 Rosemont, General Obligation, (AGM Insured) 5.000%, 12/1/38	$1,000	$ 1,252
Illinois Finance Authority, Rush University Medical Center Revenue, 5.000%, 11/15/21	250	262
Illinois State Toll Highway Authority, Toll Highway Revenue, Senior Lien, 5.000%, 1/1/32	1,000	1,212
Illinois, State of, General Obligation,
5.000%, 4/1/22	815	848
5.000%, 2/1/26	1,490	1,577
5.000%, 2/1/27	1,250	1,373
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project Revenue, (AGM Insured) 0.000%, 6/15/26	1,000	896
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue, 5.000%, 6/1/27	450	547
Sales Tax Securitization Corp., Chicago Sales Tax Revenue, Sales Tax Revenue, 5.000%, 1/1/30	1,500	1,799
University of Illinois, Auxiliary Facilities System Revenue,
5.500%, 4/1/31	1,540	1,569
5.125%, 4/1/36	500	508
		14,039

Indiana—2.6%
Indiana Finance Authority,
Indiana University Health Center Revenue, 5.000%, 12/1/22	800	877
Parkview Health System, 5.000%, 11/1/43	1,700	2,073
		2,950

Maine—2.3%
Portland, City of, General Airport Revenue,
5.000%, 7/1/26	1,000	1,100
	Par Value	Value

Maine—continued
5.000%, 7/1/29	$ 580	$ 636
5.000%, 7/1/30	770	843
		2,579

Maryland—1.5%
Maryland Health & Higher Educational Facilities Authority, Medstar Health System Revenue,
5.000%, 8/15/26	800	948
5.000%, 5/15/42	600	700
		1,648

Massachusetts—0.5%
Massachusetts Port Authority, Transportation Revenue, 5.000%, 7/1/31	500	612
Michigan—2.3%
Michigan Finance Authority, Beaumont Health Credit Group Revenue, 5.000%, 8/1/27	1,250	1,438
Michigan State Building Authority, Facilities Program Lease Revenue,
5.000%, 4/15/25	500	604
4.000%, 10/15/36	500	563
		2,605

Mississippi—1.0%
Mississippi, State of, General Obligation, 4.000%, 10/1/39	1,000	1,191
New Jersey—6.5%
Camden County Improvement Authority Healthcare Redevelopment Project, Cooper Health System Revenue, 5.000%, 2/15/22	950	1,001
New Jersey Economic Development Authority, Cigarette Tax Revenue, (AGM Insured) 5.000%, 6/15/22	3,000	3,132
See Notes to Financial Statements
74

Newfleet Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

New Jersey—continued
New Jersey Housing & Mortgage Finance Agency, Mortgage Revenue, (Pre-Refunded 10/1/21 @ 100) 4.375%, 4/1/28	$1,630	$ 1,696
New Jersey Turnpike Authority, Toll Revenue, 4.000%, 1/1/35	240	274
Tobacco Settlement Financing Corp., Tobacco Settlement Revenue,
5.000%, 6/1/31	250	309
5.000%, 6/1/32	250	307
5.000%, 6/1/33	250	305
5.000%, 6/1/34	250	305
		7,329

New York—2.4%
Buffalo & Erie County Industrial Land Development Corp., Catholic Health System Revenue, 5.000%, 7/1/23	550	607
Dutchess County Local Development Corp., The Culinary Institute of America Revenue, 5.000%, 7/1/33	180	201
New York City Industrial Development Agency, Queens Baseball Stadium Project Revenue,
(AGC Insured) 6.125%, 1/1/29	460	462
(AMBAC Insured) 5.000%, 1/1/31	470	470
New York State Dormitory Authority,
New York University Hospitals Center Revenue, 5.000%, 7/1/33	150	176
Orange Regional Medical Center Revenue, 5.000%, 12/1/23(3)	300	334
New York Transportation Development Corp., American Airlines JFK Project Revenue, 5.000%, 8/1/26	250	251
TSASC, Inc., Tobacco Settlement Revenue, 5.000%, 6/1/34	190	224
		2,725

	Par Value	Value

Ohio—2.2%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Revenue, 4.000%, 6/1/48	$ 500	$ 546
New Albany Community Authority, Community Facilities Revenue, 5.000%, 10/1/24	1,250	1,363
Northeast Ohio Regional Sewer District Revenue, 3.000%, 11/15/40	500	550
		2,459

Oregon—2.5%
Oregon State Housing & Community, Mortgage Revenue, Residential Finance Program Revenue, 4.500%, 1/1/49	415	458
Oregon, State of, General Obligation, 5.000%, 5/1/33	1,095	1,338
Washington & Multnomah Counties, Beaverton School District No. 48J, General Obligation, (SCH BD GTY Insured) 5.000%, 6/15/36	800	994
		2,790

Pennsylvania—3.6%
Butler County Hospital Authority, Butler Health System Revenue, 5.000%, 7/1/30	250	284
Delaware River Joint Toll Bridge Commission, Bridge System Revenue, 5.000%, 7/1/34	250	310
Pennsylvania Turnpike Commission, Turnpike Revenue Subordinate Lien,
(Pre-Refunded 12/1/20 @ 100) 6.000%, 12/1/34	250	252
(Pre-Refunded 12/1/20 @ 100) 6.000%, 12/1/34	265	267
Toll Highway Revenue, 6.375%, 12/1/38	2,000	2,580
Philadelphia, City of, Water & Wastewater Revenue, 5.000%, 10/1/42	300	363
		4,056

	Par Value	Value

South Carolina—0.3%
South Carolina Association of Governmental Organizations Educational Facilities Corp., for Pickens School District Lease Revenue, 5.000%, 12/1/24	$ 290	$ 340
Tennessee—2.2%
Chattanooga-Hamilton County Hospital Authority, Erlanger Health System Revenue, 5.000%, 10/1/26	1,000	1,119
Tennessee Housing Development Agency, Residential Finance Program Revenue, 2.300%, 1/1/21	60	60
Tennessee State School Bond Authority, Higher Education Program Revenue, (ST HGR ED INTERCEPT PROG Insured) 5.000%, 11/1/34	1,000	1,258
		2,437

Texas—13.1%
Hidalgo County Drain District No. 1, General Obligation, 5.000%, 9/1/28	1,000	1,209
Lamar Consolidated Independent School District, General Obligation, (PSF-GTD Insured) 5.000%, 2/15/34	1,000	1,228
North Texas Tollway Authority, Special Project System Revenue, (Pre-Refunded 9/1/31 @ 100) 0.000%, 9/1/43	2,835	3,876
Southmost Regional Water Authority, Desalination Plant Project Revenue,
(AGM Insured) 5.000%, 9/1/23	460	498
(AGM Insured) 5.000%, 9/1/25	1,015	1,097
Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, Senior Lien, 6.250%, 12/15/26	1,385	1,634
See Notes to Financial Statements
75

Newfleet Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Texas—continued
Texas Municipal Gas Acquisition and Supply Corp. II, Gas Supply Revenue, 0.855%, 9/15/27(2)	$2,400	$ 2,379
Texas Water Development Board Revenue, 5.000%, 8/1/29	1,020	1,368
Upper Trinity Regional Water District Authority, Regional Treated Supply System Revenue, (BAM Insured) 5.000%, 8/1/24	1,340	1,574
		14,863

Vermont—0.3%
Vermont Educational & Health Buildings Financing Agency, University of Vermont Health Network Revenue, 5.000%, 12/1/35	300	350
Virginia—0.5%
Virginia College Building Authority, Marymount University Revenue,
5.000%, 7/1/21(3)	400	404
5.000%, 7/1/22(3)	195	200
		604

Washington—1.8%
King County Sewer Revenue, 5.000%, 7/1/36	1,630	1,986
West Virginia—0.3%
Monongalia County Building Commission, Monongalia Health System Revenue, 5.000%, 7/1/23	300	325
	Par Value	Value

Wisconsin—1.3%
Public Finance Authority,
Renown Regional Medical Center Revenue, 5.000%, 6/1/33	$1,000	$ 1,176
Waste Management, Inc. Revenue, 2.875%, 5/1/27	250	266
		1,442
Total Municipal Bonds (Identified Cost $101,273)		109,993

	Shares
Exchange-Traded Fund—0.3%
VanEck Vectors High Yield Muni ETF(4)	6,000	359
Total Exchange-Traded Fund (Identified Cost $330)		359
Total Long-Term Investments—97.5% (Identified Cost $101,603)		110,352

TOTAL INVESTMENTS—97.5% (Identified Cost $101,603)		$110,352
Other assets and liabilities, net—2.5%		2,795
NET ASSETS—100.0%		$113,147

Abbreviations:
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PSF-GTD	Permanent School Fund Guarantee Program
SCH BD GTY	School Bond Guaranty
Footnote Legend:
(1)	At September 30, 2020, 18.4% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the insurers concentration exceeds 10% of the Fund’s net assets.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $938 or 0.8% of net assets.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
76

Newfleet Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$109,993	$ —	$109,993
Exchange-Traded Fund	359	359	—
Total Investments	$110,352	$359	$109,993
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements
77

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES September 30, 2020
(Reported in thousands except shares and per share amounts)
	Newfleet Core Plus Bond Fund	Newfleet High Yield Fund	Newfleet Low Duration Core Plus Bond Fund
Assets
Investment in securities at value(1)	$ 105,948	$ 56,755	$ 516,802
Cash	2,045	1,652	2,149
Receivables
Investment securities sold	342	567	381
Fund shares sold	69	10	2,044
Dividends and interest	609	801	1,586
Prepaid Trustees’ retainer	2	1	10
Prepaid expenses	23	21	31
Other assets	11	6	54
Total assets	109,049	59,813	523,057
Liabilities
Payables
Fund shares repurchased	71	57	673
Investment securities purchased	2,341	1,397	11,955
Dividend distributions	8	22	93
Investment advisory fees	13	12	111
Distribution and service fees	12	11	34
Administration and accounting fees	10	6	44
Transfer agent and sub-transfer agent fees and expenses	16	10	71
Professional fees	31	31	30
Trustee deferred compensation plan	11	6	54
Interest expense and/or commitment fees	— (a)	— (a)	1
Other accrued expenses	9	9	25
Total liabilities	2,522	1,561	13,091
Net Assets	$ 106,527	$ 58,252	$ 509,966
Net Assets Consist of:
Common stock $0.001 par value	$ —	$ —	$ 47
Capital paid in on shares of beneficial interest	101,884	64,422	505,226
Accumulated earnings (loss)	4,643	(6,170)	4,693
Net Assets	$ 106,527	$ 58,252	$ 509,966
Net Assets:
Class A	$ 37,507	$ 45,234	$ 87,690
Class C	$ 4,676	$ 2,542	$ 20,105
Class I	$ 63,222	$ 9,319	$ 401,784
Class R6	$ 1,122	$ 1,157	$ 387
Shares Outstanding (unlimited number of shares authorized, no par value):(2)
Class A	3,165,524	11,311,359	8,004,030
Class C	404,046	647,001	1,835,105
Class I	5,249,950	2,326,379	36,681,592
Class R6	93,119	288,988	35,334
Net Asset Value and Redemption Price Per Share:
Class A	$ 11.85	$ 4.00	$ 10.96
Class C	$ 11.57	$ 3.93	$ 10.96
Class I	$ 12.04	$ 4.01	$ 10.95
Class R6	$ 12.05	$ 4.00	$ 10.96
See Notes to Financial Statements
78

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Newfleet Core Plus Bond Fund	Newfleet High Yield Fund	Newfleet Low Duration Core Plus Bond Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.31	$ 4.16	$ 11.21
Maximum Sales Charge - Class A	3.75%	3.75%	2.25%
(1) Investment in securities at cost	$ 100,888	$ 57,964	$ 508,456
(2) Newfleet Core Plus Bond Fund and Newfleet Low Duration Core Plus Bond Fund have a par value of $1.00, and all other funds on this page have no par value.

(a)	Amount is less than $500.
See Notes to Financial Statements
79

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Newfleet Multi-Sector Intermediate Bond Fund	Newfleet Senior Floating Rate Fund	Newfleet Tax-Exempt Bond Fund
Assets
Investment in securities at value(1)	$ 412,938	$ 206,134	$ 110,352
Cash	9,766	3,532	1,567
Receivables
Investment securities sold	1,591	1,556	—
Fund shares sold	691	146	64
Dividends and interest	3,568	593	1,412
Prepaid Trustees’ retainer	8	4	2
Prepaid expenses	41	23	17
Other assets	45	21	12
Total assets	428,648	212,009	113,426
Liabilities
Payables
Fund shares repurchased	347	485	123
Investment securities purchased	12,274	10,146	—
Borrowings (See Note 10)	—	3,000	—
Dividend distributions	524	181	32
Investment advisory fees	170	77	27
Distribution and service fees	42	35	14
Administration and accounting fees	36	18	10
Transfer agent and sub-transfer agent fees and expenses	51	29	27
Professional fees	38	38	28
Trustee deferred compensation plan	45	21	12
Interest expense and/or commitment fees	— (a)	32	— (a)
Other accrued expenses	19	15	6
Total liabilities	13,546	14,077	279
Net Assets	$ 415,102	$ 197,932	$ 113,147
Net Assets Consist of:
Common stock $0.001 par value	$ —	$ —	$ 10
Capital paid in on shares of beneficial interest	434,017	275,564	103,698
Accumulated earnings (loss)	(18,915)	(77,632)	9,439
Net Assets	$ 415,102	$ 197,932	$ 113,147
Net Assets:
Class A	$ 78,378	$ 57,743	$ 37,078
Class C	$ 30,872	$ 27,287	$ 8,145
Class I	$ 299,784	$ 110,156	$ 67,924
Class R6	$ 6,068	$ 2,746	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):(2)
Class A	7,793,669	6,730,163	3,238,609
Class C	3,036,724	3,177,622	711,420
Class I	29,841,478	12,857,086	5,933,086
Class R6	601,940	320,567	—
Net Asset Value and Redemption Price Per Share:
Class A	$ 10.06	$ 8.58	$ 11.45
Class C	$ 10.17	$ 8.59	$ 11.45
Class I	$ 10.05	$ 8.57	$ 11.45
Class R6	$ 10.08	$ 8.57	$ —
See Notes to Financial Statements
80

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Newfleet Multi-Sector Intermediate Bond Fund	Newfleet Senior Floating Rate Fund	Newfleet Tax-Exempt Bond Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 10.45	$ 8.82	$ 11.77
Maximum Sales Charge - Class A	3.75%	2.75%	2.75%
(1) Investment in securities at cost	$ 411,468	$ 220,627	$ 101,603
(2) Newfleet Tax-Exempt Bond Fund has a par value of $0.001, and all other funds on this page have no par value.

(a)	Amount is less than $500.
See Notes to Financial Statements
81

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS YEAR ENDED September 30, 2020
($ reported in thousands)
	Newfleet Core Plus Bond Fund	Newfleet High Yield Fund	Newfleet Low Duration Core Plus Bond Fund
Investment Income
Dividends	$ 32	$ 25	$ 196
Interest	3,424	3,594	14,091
Security lending, net of fees	1	19	2
Total investment income	3,457	3,638	14,289
Expenses
Investment advisory fees	456	373	1,910
Distribution and service fees, Class A	90	114	205
Distribution and service fees, Class C	43	22	210
Administration and accounting fees	114	68	506
Transfer agent fees and expenses	53	40	212
Sub-transfer agent fees and expenses, Class A	19	19	42
Sub-transfer agent fees and expenses, Class C	3	1	13
Sub-transfer agent fees and expenses, Class I	36	11	264
Custodian fees	3	—	5
Printing fees and expenses	9	7	34
Professional fees	33	33	38
Interest expense and/or commitment fees	1	— (1)	3
Registration fees	58	55	90
Trustees’ fees and expenses	9	5	40
Miscellaneous expenses	27	35	48
Total expenses	954	783	3,620
Less net expenses reimbursed and/or waived by investment adviser(2)	(255)	(216)	(815)
Less low balance account fees	(1)	(3)	— (1)
Net expenses	698	564	2,805
Net investment income (loss)	2,759	3,074	11,484
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,537	(532)	(642)
Net change in unrealized appreciation (depreciation) on:
Investments	1,003	(832)	2,787
Net realized and unrealized gain (loss) on investments	2,540	(1,364)	2,145
Net increase (decrease) in net assets resulting from operations	$5,299	$ 1,710	$13,629

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
82

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2020
($ reported in thousands)
	Newfleet Multi-Sector Intermediate Bond Fund	Newfleet Senior Floating Rate Fund	Newfleet Tax-Exempt Bond Fund
Investment Income
Dividends	$ 421	$ 111	$ 49
Interest	15,966	13,944	3,697
Security lending, net of fees	61	—	—
Total investment income	16,448	14,055	3,746
Expenses
Investment advisory fees	1,869	1,181	550
Distribution and service fees, Class A	200	244	93
Distribution and service fees, Class C	358	376	95
Administration and accounting fees	363	282	135
Transfer agent fees and expenses	152	117	56
Sub-transfer agent fees and expenses, Class A	50	25	19
Sub-transfer agent fees and expenses, Class C	24	26	4
Sub-transfer agent fees and expenses, Class I	159	87	67
Custodian fees	3	3	— (1)
Printing fees and expenses	25	14	9
Professional fees	42	48	29
Interest expense and/or commitment fees	2	464	1
Registration fees	79	70	46
Trustees’ fees and expenses	27	26	11
Miscellaneous expenses	34	23	16
Total expenses	3,387	2,986	1,131
Less net expenses reimbursed and/or waived by investment adviser(2)	(320)	(95)	(209)
Less low balance account fees	— (1)	— (1)	— (1)
Net expenses	3,067	2,891	922
Net investment income (loss)	13,381	11,164	2,824
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	435	(21,951)	1,031
Foreign currency transactions	(258)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	57	(1,499)	(322)
Foreign currency transactions	1	—	—
Net realized and unrealized gain (loss) on investments	235	(23,450)	709
Net increase (decrease) in net assets resulting from operations	$13,616	$(12,286)	$3,533

(1)	Amount is less than $500.
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
83

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Newfleet Core Plus Bond Fund		Newfleet High Yield Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,759	$ 2,539	$ 3,074	$ 3,389
Net realized gain (loss)	1,537	(30)	(532)	(634)
Net change in unrealized appreciation (depreciation)	1,003	5,088	(832)	(17)
Increase (decrease) in net assets resulting from operations	5,299	7,597	1,710	2,738
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(936)	(1,119)	(2,421)	(2,829)
Class C	(79)	(112)	(101)	(116)
Class I	(1,709)	(1,285)	(481)	(377)
Class R6	(28)	(23)	(53)	(66)
Total Dividends and Distributions to Shareholders	(2,752)	(2,539)	(3,056)	(3,388)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	218	110	(3,447)	(1,570)
Class C	883	(1,679)	389	(984)
Class I	7,773	24,047	1,601	(623)
Class R6	64	569	324	(3,512)
Increase (decrease) in net assets from capital transactions	8,938	23,047	(1,133)	(6,689)
Net increase (decrease) in net assets	11,485	28,105	(2,479)	(7,339)
Net Assets
Beginning of period	95,042	66,937	60,731	68,070
End of Period	$ 106,527	$ 95,042	$ 58,252	$ 60,731
See Notes to Financial Statements
84

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Newfleet Low Duration Core Plus Bond Fund		Newfleet Multi-Sector Intermediate Bond Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 11,484	$ 11,333	$ 13,381	$ 11,966
Net realized gain (loss)	(642)	(392)	177	(6,416)
Net increase from payment by affiliate	—	—	—	6
Net change in unrealized appreciation (depreciation)	2,787	8,918	58	10,661
Increase (decrease) in net assets resulting from operations	13,629	19,859	13,616	16,217
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,836)	(2,152)	(3,033)	(2,890)
Class C	(313)	(445)	(1,082)	(1,427)
Class I	(9,305)	(8,732)	(8,980)	(6,137)
Class R6	(9)	(4)	(214)	(217)
Return of Capital:
Class A	—	—	—	(379)
Class C	—	—	—	(232)
Class I	—	—	—	(744)
Class R6	—	—	—	(27)
Total Dividends and Distributions to Shareholders	(11,463)	(11,333)	(13,309)	(12,053)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	5,929	4,937	(5,766)	11,432
Class C	(835)	(2,555)	(8,312)	(14,751)
Class I	47,610	81,041	119,448	13,121
Class R6	101	278	1,136	(10,775)
Increase (decrease) in net assets from capital transactions	52,805	83,701	106,506	(973)
Net increase (decrease) in net assets	54,971	92,227	106,813	3,191
Net Assets
Beginning of period	454,995	362,768	308,289	305,098
End of Period	$ 509,966	$ 454,995	$ 415,102	$ 308,289
See Notes to Financial Statements
85

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Newfleet Senior Floating Rate Fund		Newfleet Tax-Exempt Bond Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 11,164	$ 20,985	$ 2,824	$ 3,573
Net realized gain (loss)	(21,951)	(8,908)	1,031	(86)
Net change in unrealized appreciation (depreciation)	(1,499)	(7,994)	(322)	6,600
Increase (decrease) in net assets resulting from operations	(12,286)	4,083	3,533	10,087
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(4,504)	(8,440)	(799)	(1,126)
Class C	(1,388)	(2,767)	(136)	(332)
Class I	(5,837)	(10,029)	(1,835)	(2,973)
Class R6	(89)	(9)	—	—
Total Dividends and Distributions to Shareholders	(11,818)	(21,245)	(2,770)	(4,431)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(98,504)	(21,646)	(1,607)	632
Class C	(16,903)	(29,121)	(3,084)	(4,620)
Class I	(39,041)	(61,367)	(17,081)	(21,504)
Class R6	2,917	117	—	—
Increase (decrease) in net assets from capital transactions	(151,531)	(112,017)	(21,772)	(25,492)
Net increase (decrease) in net assets	(175,635)	(129,179)	(21,009)	(19,836)
Net Assets
Beginning of period	373,567	502,746	134,156	153,992
End of Period	$ 197,932	$ 373,567	$ 113,147	$ 134,156
See Notes to Financial Statements
86

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

Newfleet Core Plus Bond Fund
Class A
10/1/19 to 9/30/20	$11.51	0.30	0.34	0.64	(0.30)	—	—	(0.30)	—	0.34	$11.85	5.66%	$ 37,507	0.81% (6)	1.07%	2.61%	65%
10/1/18 to 9/30/19	10.84	0.35	0.67	1.02	(0.35)	—	—	(0.35)	—	0.67	11.51	9.64	36,248	0.85	1.11	3.21	59
10/1/17 to 9/30/18	11.31	0.36	(0.46)	(0.10)	(0.37)	—	—	(0.37)	—	(0.47)	10.84	(0.92)	33,998	0.84	1.12	3.24	49
10/1/16 to 9/30/17	11.38	0.37	(0.08)	0.29	(0.36)	—	—	(0.36)	—	(0.07)	11.31	2.60 (7)	39,536	0.84 (7)	1.17	3.26 (7)	56
10/1/15 to 9/30/16	11.02	0.36	0.33	0.69	(0.33)	—	—	(0.33)	— (8)	0.36	11.38	6.38 (9)	44,136	0.86 (10)	1.18	3.28	64
Class C
10/1/19 to 9/30/20	$11.24	0.21	0.33	0.54	(0.21)	—	—	(0.21)	—	0.33	$11.57	4.85%	$ 4,676	1.56% (6)	1.82%	1.84%	65%
10/1/18 to 9/30/19	10.59	0.27	0.65	0.92	(0.27)	—	—	(0.27)	—	0.65	11.24	8.78	3,725	1.59	1.85	2.49	59
10/1/17 to 9/30/18	11.04	0.27	(0.44)	(0.17)	(0.28)	—	—	(0.28)	—	(0.45)	10.59	(1.58)	5,165	1.59	1.87	2.49	49
10/1/16 to 9/30/17	11.12	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	—	(0.08)	11.04	1.79 (7)	6,671	1.59 (7)	1.92	2.51 (7)	56
10/1/15 to 9/30/16	10.78	0.27	0.32	0.59	(0.25)	—	—	(0.25)	— (8)	0.34	11.12	5.54 (9)	9,409	1.61 (10)	1.93	2.52	64
Class I
10/1/19 to 9/30/20	$11.70	0.33	0.34	0.67	(0.33)	—	—	(0.33)	—	0.34	$12.04	5.87%	$ 63,222	0.56% (6)	0.80%	2.85%	65%
10/1/18 to 9/30/19	11.02	0.38	0.69	1.07	(0.39)	—	—	(0.39)	—	0.68	11.70	9.90	54,038	0.60	0.82	3.39	59
10/1/17 to 9/30/18	11.49	0.39	(0.46)	(0.07)	(0.40)	—	—	(0.40)	—	(0.47)	11.02	(0.60)	27,360	0.59	0.84	3.50	49
10/1/16 to 9/30/17	11.56	0.40	(0.08)	0.32	(0.39)	—	—	(0.39)	—	(0.07)	11.49	2.81 (7)	26,597	0.59 (7)	0.92	3.52 (7)	56
10/1/15 to 9/30/16	11.19	0.40	0.33	0.73	(0.36)	—	—	(0.36)	— (8)	0.37	11.56	6.63 (9)	24,236	0.61 (10)	0.93	3.51	64
Class R6
10/1/19 to 9/30/20	$11.71	0.35	0.34	0.69	(0.35)	—	—	(0.35)	—	0.34	$12.05	6.00%	$ 1,122	0.44% (6)	0.74%	2.99%	65%
10/1/18 to 9/30/19	11.02	0.40	0.69	1.09	(0.40)	—	—	(0.40)	—	0.69	11.71	10.13	1,031	0.48	0.77	3.52	59
10/1/17 to 9/30/18	11.50	0.40	(0.47)	(0.07)	(0.41)	—	—	(0.41)	—	(0.48)	11.02	(0.60)	414	0.50 (6)	0.79	3.59	49
11/3/16 (11) to 9/30/17	11.45	0.38	0.03	0.41	(0.36)	—	—	(0.36)	—	0.05	11.50	3.66 (7)	463	0.53 (7)	0.88	3.33 (7)	56 (12)

Newfleet High Yield Fund
Class A
10/1/19 to 9/30/20	$ 4.10	0.21	(0.10)	0.11	(0.21)	—	—	(0.21)	—	(0.10)	$ 4.00	2.88%	$ 45,234	1.00%	1.37%	5.31%	88%
10/1/18 to 9/30/19	4.13	0.23	(0.03)	0.20	(0.23)	—	—	(0.23)	—	(0.03)	4.10	4.99	49,890	0.99	1.36	5.61	59
10/1/17 to 9/30/18	4.25	0.23	(0.12)	0.11	(0.23)	—	—	(0.23)	—	(0.12)	4.13	2.77	51,859	0.99	1.34	5.48	66
10/1/16 to 9/30/17	4.18	0.23	0.06	0.29	(0.22)	—	—	(0.22)	—	0.07	4.25	7.05 (7)	56,694	1.00 (6)(7)	1.41	5.36 (7)	71
10/1/15 to 9/30/16	3.98	0.21	0.20	0.41	(0.21)	—	—	(0.21)	— (8)	0.20	4.18	10.59 (9)	64,338	1.15 (10)	1.42	5.15	81
Class C
10/1/19 to 9/30/20	$ 4.02	0.18	(0.09)	0.09	(0.18)	—	—	(0.18)	—	(0.09)	$ 3.93	2.33%	$ 2,542	1.75%	2.11%	4.55%	88%
10/1/18 to 9/30/19	4.06	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	—	(0.04)	4.02	3.94	2,207	1.75	2.11	4.85	59
10/1/17 to 9/30/18	4.17	0.19	(0.10)	0.09	(0.20)	—	—	(0.20)	—	(0.11)	4.06	2.20	3,254	1.74	2.08	4.73	66
10/1/16 to 9/30/17	4.11	0.19	0.06	0.25	(0.19)	—	—	(0.19)	—	0.06	4.17	6.11 (7)	3,593	1.75 (6)(7)	2.17	4.61 (7)	71
10/1/15 to 9/30/16	3.92	0.17	0.20	0.37	(0.18)	—	—	(0.18)	— (8)	0.19	4.11	9.68 (9)	4,231	1.90 (10)	2.17	4.40	81
Class I
10/1/19 to 9/30/20	$ 4.10	0.22	(0.09)	0.13	(0.22)	—	—	(0.22)	—	(0.09)	$ 4.01	3.40%	$ 9,319	0.75%	1.17%	5.54%	88%
10/1/18 to 9/30/19	4.13	0.24	(0.03)	0.21	(0.24)	—	—	(0.24)	—	(0.03)	4.10	5.25	7,805	0.75	1.15	5.82	59
10/1/17 to 9/30/18	4.25	0.24	(0.12)	0.12	(0.24)	—	—	(0.24)	—	(0.12)	4.13	3.03	8,557	0.74	1.14	5.72	66
10/1/16 to 9/30/17	4.18	0.24	0.06	0.30	(0.23)	—	—	(0.23)	—	0.07	4.25	7.31 (7)	6,577	0.75 (6)(7)	1.17	5.62 (7)	71
10/1/15 to 9/30/16	3.98	0.21	0.21	0.42	(0.22)	—	—	(0.22)	— (8)	0.20	4.18	10.86 (9)	7,954	0.90 (10)	1.16	5.38	81
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
87

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Newfleet High Yield Fund (Continued)
Class R6
10/1/19 to 9/30/20	$ 4.10	0.22	(0.10)	0.12	(0.22)	—	—	(0.22)	—	(0.10)	$ 4.00	3.20%	$ 1,157	0.69%	1.05%	5.58%	88%
10/1/18 to 9/30/19	4.13	0.23	(0.02)	0.21	(0.24)	—	—	(0.24)	—	(0.03)	4.10	5.30	829	0.69	1.04	5.77	59
10/1/17 to 9/30/18	4.25	0.24	(0.11)	0.13	(0.25)	—	—	(0.25)	—	(0.12)	4.13	3.09	4,400	0.69	1.00	5.79	66
11/3/16 (11) to 9/30/17	4.14	0.22	0.10	0.32	(0.21)	—	—	(0.21)	—	0.11	4.25	7.93 (7)	5,253	0.69 (6)(7)	1.15	5.66 (7)	71

Newfleet Low Duration Core Plus Bond Fund
Class A
10/1/19 to 9/30/20	$10.86	0.24	0.10	0.34	(0.24)	—	—	(0.24)	—	0.10	$10.96	3.21%	$ 87,690	0.75%	0.91%	2.24%	57%
10/1/18 to 9/30/19	10.64	0.29	0.22	0.51	(0.29)	—	—	(0.29)	—	0.22	10.86	4.82	81,384	0.75	0.95	2.67	45
10/1/17 to 9/30/18	10.83	0.25	(0.19)	0.06	(0.25)	—	—	(0.25)	—	(0.19)	10.64	0.55	74,707	0.75	1.09	2.32	54
10/1/16 to 9/30/17	10.90	0.21	(0.07)	0.14	(0.21)	—	—	(0.21)	—	(0.07)	10.83	1.31	81,542	0.75	1.12	1.95	55
1/1/16 to 9/30/16(13)	10.70	0.15	0.20	0.35	(0.15)	—	—	(0.15)	—	0.20	10.90	3.25	102,049	0.76 (10)	1.12	1.89	38
1/1/15 to 12/31/15	10.82	0.19	(0.09)	0.10	(0.19)	(0.03)	—	(0.22)	— (8)	(0.12)	10.70	0.89 (9)	85,666	0.75	1.12	1.77	56
Class C
10/1/19 to 9/30/20	$10.86	0.16	0.10	0.26	(0.16)	—	—	(0.16)	—	0.10	$10.96	2.44%	$ 20,105	1.50%	1.67%	1.50%	57%
10/1/18 to 9/30/19	10.64	0.21	0.22	0.43	(0.21)	—	—	(0.21)	—	0.22	10.86	4.04	20,746	1.50	1.70	1.92	45
10/1/17 to 9/30/18	10.83	0.17	(0.19)	(0.02)	(0.17)	—	—	(0.17)	—	(0.19)	10.64	(0.20)	22,809	1.50	1.82	1.55	54
10/1/16 to 9/30/17	10.90	0.13	(0.07)	0.06	(0.13)	—	—	(0.13)	—	(0.07)	10.83	0.56	32,400	1.50	1.87	1.20	55
1/1/16 to 9/30/16(13)	10.70	0.09	0.19	0.28	(0.08)	—	—	(0.08)	—	0.20	10.90	2.67	46,642	1.51 (10)	1.87	1.15	38
1/1/15 to 12/31/15	10.82	0.11	(0.10)	0.01	(0.10)	(0.03)	—	(0.13)	— (8)	(0.12)	10.70	0.13 (9)	44,621	1.50	1.86	1.02	56
Class I
10/1/19 to 9/30/20	$10.85	0.27	0.10	0.37	(0.27)	—	—	(0.27)	—	0.10	$10.95	3.46%	$401,784	0.50%	0.67%	2.49%	57%
10/1/18 to 9/30/19	10.63	0.31	0.22	0.53	(0.31)	—	—	(0.31)	—	0.22	10.85	5.09	352,583	0.50	0.70	2.91	45
10/1/17 to 9/30/18	10.83	0.28	(0.20)	0.08	(0.28)	—	—	(0.28)	—	(0.20)	10.63	0.71	265,252	0.50	0.83	2.57	54
10/1/16 to 9/30/17	10.90	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	—	(0.07)	10.83	1.56	250,777	0.50	0.88	2.21	55
1/1/16 to 9/30/16(13)	10.70	0.17	0.20	0.37	(0.17)	—	—	(0.17)	—	0.20	10.90	3.44	251,630	0.52 (10)	0.87	2.15	38
1/1/15 to 12/31/15	10.81	0.22	(0.09)	0.13	(0.21)	(0.03)	—	(0.24)	— (8)	(0.11)	10.70	1.24 (9)	150,977	0.50	0.88	2.03	56
Class R6
10/1/19 to 9/30/20	$10.86	0.28	0.10	0.38	(0.28)	—	—	(0.28)	—	0.10	$10.96	3.54%	$ 387	0.43%	0.61%	2.56%	57%
12/19/18 (11) to 9/30/19	10.58	0.25	0.28	0.53	(0.25)	—	—	(0.25)	—	0.28	10.86	5.08	282	0.43	0.62	3.02	45 (12)

Newfleet Multi-Sector Intermediate Bond Fund
Class A
10/1/19 to 9/30/20	$10.16	0.39	(0.11)	0.28	(0.38)	—	—	(0.38)	—	(0.10)	$10.06	2.86%	$ 78,378	0.99%	1.09%	3.87%	95%
10/1/18 to 9/30/19	9.97	0.43	0.19	0.62	(0.38)	(0.05)	—	(0.43)	— (8)	0.19	10.16	6.43 (9)	86,034	0.98	1.10	4.34	81
10/1/17 to 9/30/18	10.42	0.45	(0.46)	(0.01)	(0.42)	(0.02)	—	(0.44)	—	(0.45)	9.97	(0.14)	73,217	0.98	1.10	4.43	70
10/1/16 to 9/30/17	10.30	0.47	0.10	0.57	(0.45)	—	—	(0.45)	—	0.12	10.42	5.64 (7)	87,144	1.01 (6)(7)	1.13	4.55 (7)	64
10/1/15 to 9/30/16	9.76	0.47	0.49	0.96	(0.42)	—	—	(0.42)	—	0.54	10.30	10.15	98,969	1.14 (10)	1.15	4.80	60
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
88

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Newfleet Multi-Sector Intermediate Bond Fund (Continued)
Class C
10/1/19 to 9/30/20	$10.26	0.31	(0.10)	0.21	(0.30)	—	—	(0.30)	—	(0.09)	$10.17	2.16%	$ 30,872	1.74%	1.83%	3.12%	95%
10/1/18 to 9/30/19	10.07	0.36	0.19	0.55	(0.31)	(0.05)	—	(0.36)	— (8)	0.19	10.26	5.57 (9)	39,778	1.73	1.85	3.63	81
10/1/17 to 9/30/18	10.53	0.38	(0.48)	(0.10)	(0.34)	(0.02)	—	(0.36)	—	(0.46)	10.07	(0.96)	53,809	1.73	1.83	3.68	70
10/1/16 to 9/30/17	10.40	0.39	0.11	0.50	(0.37)	—	—	(0.37)	—	0.13	10.53	4.90 (7)	63,919	1.77 (6)(7)	1.88	3.80 (7)	64
10/1/15 to 9/30/16	9.85	0.40	0.50	0.90	(0.35)	—	—	(0.35)	—	0.55	10.40	9.34	75,350	1.88 (10)	1.90	4.04	60
Class I
10/1/19 to 9/30/20	$10.15	0.41	(0.10)	0.31	(0.41)	—	—	(0.41)	—	(0.10)	$10.05	3.19%	$299,784	0.74%	0.83%	4.09%	95%
10/1/18 to 9/30/19	9.98	0.46	0.18	0.64	(0.42)	(0.05)	—	(0.47)	— (8)	0.17	10.15	6.57 (9)	177,574	0.73	0.85	4.57	81
10/1/17 to 9/30/18	10.43	0.48	(0.47)	0.01	(0.44)	(0.02)	—	(0.46)	—	(0.45)	9.98	0.14	162,322	0.73	0.83	4.66	70
10/1/16 to 9/30/17	10.31	0.50	0.09	0.59	(0.47)	—	—	(0.47)	—	0.12	10.43	5.90 (7)	205,821	0.75 (6)(7)	0.88	4.83 (7)	64
10/1/15 to 9/30/16	9.77	0.50	0.49	0.99	(0.45)	—	—	(0.45)	—	0.54	10.31	10.42	123,435	0.88 (10)	0.90	5.04	60
Class R6
10/1/19 to 9/30/20	$10.17	0.42	(0.10)	0.32	(0.41)	—	—	(0.41)	—	(0.09)	$10.08	3.28%	$ 6,068	0.60%	0.76%	4.25%	95%
10/1/18 to 9/30/19	9.98	0.46	0.20	0.66	(0.42)	(0.05)	—	(0.47)	— (8)	0.19	10.17	6.77 (9)	4,903	0.59	0.78	4.65	81
10/1/17 to 9/30/18	10.43	0.49	(0.47)	0.02	(0.45)	(0.02)	—	(0.47)	—	(0.45)	9.98	0.19	15,750	0.62	0.76	4.78	70
10/1/16 to 9/30/17	10.31	0.50	0.10	0.60	(0.48)	—	—	(0.48)	—	0.12	10.43	5.98 (7)	19,410	0.67 (6)(7)	0.82	4.79 (7)	64
10/1/15 to 9/30/16	9.77	0.50	0.50	1.00	(0.46)	—	—	(0.46)	—	0.54	10.31	10.50	2,004	0.81 (10)	0.83	5.12	60

Newfleet Senior Floating Rate Fund
Class A
10/1/19 to 9/30/20	$ 9.11	0.38	(0.54)	(0.16)	(0.37)	—	—	(0.37)	—	(0.53)	$ 8.58	(1.66) %	$ 57,743	1.12% (14)	1.13%	4.31%	40%
10/1/18 to 9/30/19	9.41	0.46	(0.30)	0.16	(0.46)	—	—	(0.46)	—	(0.30)	9.11	1.80	167,595	1.10 (14)	1.11	4.96	24
10/1/17 to 9/30/18	9.42	0.41	(0.01)	0.40	(0.41)	—	—	(0.41)	—	(0.01)	9.41	4.33	196,025	1.09	1.12	4.31	37
10/1/16 to 9/30/17	9.42	0.37	0.02	0.39	(0.39)	—	—	(0.39)	—	—	9.42	4.28	223,055	1.10 (6)	1.16	3.95	95
10/1/15 to 9/30/16	9.36	0.34	0.06	0.40	(0.34)	—	—	(0.34)	—	0.06	9.42	4.42	227,588	1.23 (10)(15)	1.24	3.67	48
Class C
10/1/19 to 9/30/20	$ 9.12	0.30	(0.52)	(0.22)	(0.31)	—	—	(0.31)	—	(0.53)	$ 8.59	(2.36) %	$ 27,287	1.86% (14)	1.92%	3.47%	40%
10/1/18 to 9/30/19	9.42	0.39	(0.30)	0.09	(0.39)	—	—	(0.39)	—	(0.30)	9.12	1.05	47,050	1.86 (14)	1.92	4.23	24
10/1/17 to 9/30/18	9.44	0.33	(0.01)	0.32	(0.34)	—	—	(0.34)	—	(0.02)	9.42	3.45	78,558	1.84	1.91	3.55	37
10/1/16 to 9/30/17	9.43	0.30	0.03	0.33	(0.32)	—	—	(0.32)	—	0.01	9.44	3.50	97,800	1.85 (6)	1.92	3.20	95
10/1/15 to 9/30/16	9.37	0.27	0.06	0.33	(0.27)	—	—	(0.27)	—	0.06	9.43	3.63	111,839	1.98 (10)	1.99	2.92	48
Class I
10/1/19 to 9/30/20	$ 9.10	0.39	(0.52)	(0.13)	(0.40)	—	—	(0.40)	—	(0.53)	$ 8.57	(1.39) %	$110,156	0.86% (14)	0.91%	4.45%	40%
10/1/18 to 9/30/19	9.40	0.48	(0.30)	0.18	(0.48)	—	—	(0.48)	—	(0.30)	9.10	2.05	158,703	0.86 (14)	0.91	5.20	24
10/1/17 to 9/30/18	9.42	0.43	(0.02)	0.41	(0.43)	—	—	(0.43)	—	(0.02)	9.40	4.48	228,058	0.84	0.90	4.56	37
10/1/16 to 9/30/17	9.41	0.40	0.02	0.42	(0.41)	—	—	(0.41)	—	0.01	9.42	4.54	250,770	0.84 (6)	0.92	4.21	95
10/1/15 to 9/30/16	9.35	0.36	0.06	0.42	(0.36)	—	—	(0.36)	—	0.06	9.41	4.69	210,752	0.97 (10)	0.98	3.91	48
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
89

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Newfleet Senior Floating Rate Fund (Continued)
Class R6
10/1/19 to 9/30/20	$ 9.11	0.37	(0.50)	(0.13)	(0.41)	—	—	(0.41)	—	(0.54)	$ 8.57	(1.33) %	$ 2,746	0.70% (14)	0.82%	4.51%	40%
10/1/18 to 9/30/19	9.40	0.49	(0.28)	0.21	(0.50)	—	—	(0.50)	—	(0.29)	9.11	2.31	219	0.71 (14)	0.84	5.35	24
10/1/17 to 9/30/18	9.42	0.44	(0.02)	0.42	(0.44)	—	—	(0.44)	—	(0.02)	9.40	4.60	105	0.75 (6)	0.86	4.70	37
11/3/16 (11) to 9/30/17	9.43	0.36	0.01	0.37	(0.38)	—	—	(0.38)	—	(0.01)	9.42	4.32	104	0.77 (6)	0.86	3.76	95 (12)

Newfleet Tax-Exempt Bond Fund
Class A
10/1/19 to 9/30/20	$11.34	0.25	0.11	0.36	(0.25)	—	—	(0.25)	—	0.11	$11.45	3.17%	$ 37,078	0.85%	1.01%	2.21%	6%
10/1/18 to 9/30/19	10.88	0.27	0.53	0.80	(0.27)	—	(0.07)	(0.34)	—	0.46	11.34	7.50	38,374	0.85	0.99	2.47	4
10/1/17 to 9/30/18	11.28	0.31	(0.35)	(0.04)	(0.31)	—	(0.05)	(0.36)	—	(0.40)	10.88	(0.35)	36,238	0.85	0.99	2.78	15
10/1/16 to 9/30/17	11.55	0.31	(0.26)	0.05	(0.30)	—	(0.02)	(0.32)	—	(0.27)	11.28	0.48 (7)	46,657	0.85 (7)	1.03	2.78 (7)	9
1/1/16 to 9/30/16(13)	11.43	0.22	0.12	0.34	(0.22)	—	—	(0.22)	—	0.12	11.55	3.00	69,711	0.87 (10)	1.03	2.53	9
1/1/15 to 12/31/15	11.46	0.30	(0.03)	0.27	(0.29)	—	(0.01)	(0.30)	—	(0.03)	11.43	2.39	74,418	0.85	1.00	2.60	10
Class C
10/1/19 to 9/30/20	$11.34	0.17	0.10	0.27	(0.16)	—	—	(0.16)	—	0.11	$11.45	2.40%	$ 8,145	1.60%	1.74%	1.47%	6%
10/1/18 to 9/30/19	10.89	0.19	0.52	0.71	(0.19)	—	(0.07)	(0.26)	—	0.45	11.34	6.60	11,194	1.60	1.73	1.73	4
10/1/17 to 9/30/18	11.29	0.22	(0.34)	(0.12)	(0.23)	—	(0.05)	(0.28)	—	(0.40)	10.89	(1.09)	15,238	1.60	1.73	2.03	15
10/1/16 to 9/30/17	11.55	0.23	(0.25)	(0.02)	(0.22)	—	(0.02)	(0.24)	—	(0.26)	11.29	(0.18) (7)	20,832	1.60 (7)	1.78	2.03 (7)	9
1/1/16 to 9/30/16(13)	11.43	0.15	0.13	0.28	(0.16)	—	—	(0.16)	—	0.12	11.55	2.42	26,833	1.61 (10)	1.78	1.78	9
1/1/15 to 12/31/15	11.46	0.21	(0.03)	0.18	(0.20)	—	(0.01)	(0.21)	—	(0.03)	11.43	1.62	30,316	1.60	1.75	1.85	10
Class I
10/1/19 to 9/30/20	$11.34	0.28	0.10	0.38	(0.27)	—	—	(0.27)	—	0.11	$11.45	3.43%	$ 67,924	0.60%	0.78%	2.46%	6%
10/1/18 to 9/30/19	10.88	0.30	0.53	0.83	(0.30)	—	(0.07)	(0.37)	—	0.46	11.34	7.76	84,588	0.60	0.78	2.72	4
10/1/17 to 9/30/18	11.28	0.33	(0.34)	(0.01)	(0.34)	—	(0.05)	(0.39)	—	(0.40)	10.88	(0.10)	102,516	0.60	0.74	3.03	15
10/1/16 to 9/30/17	11.55	0.34	(0.26)	0.08	(0.33)	—	(0.02)	(0.35)	—	(0.27)	11.28	0.73 (7)	100,062	0.60 (7)	0.79	3.04 (7)	9
1/1/16 to 9/30/16(13)	11.43	0.24	0.12	0.36	(0.24)	—	—	(0.24)	—	0.12	11.55	3.19	104,679	0.62 (10)	0.78	2.78	9
1/1/15 to 12/31/15	11.46	0.33	(0.03)	0.30	(0.32)	—	(0.01)	(0.33)	—	(0.03)	11.43	2.64	90,912	0.60	0.77	2.85	10

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
90

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FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(7)	State Street Bank & Trust, custodian for some of the Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:
Newfleet Core Plus Bond Fund 0.02% (Class A), 0.02% (Class C), 0.02% (Class I), 0.00% (Class R6)
Newfleet High Yield Fund 0.08% (Class A), 0.08% (Class C), 0.08% (Class I), 0.00% (Class R6)
Newfleet Multi-Sector Intermediate Bond Fund 0.02% (Class A), 0.02% (Class C), 0.02% (Class I), 0.00% (Class R6)
Newfleet Tax-Exempt Bond Fund 0.01% (Class A), 0.01% (Class C), 0.01% (Class I)Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return as follows:
Newfleet Core Plus Bond Fund 0.02% (Class A), 0.02% (Class C), 0.02% (Class I), 0.00% (Class R6)
Newfleet High Yield Fund 0.08% (Class A), 0.08% (Class C), 0.08% (Class I), 0.00% (Class R6)
Newfleet Multi-Sector Intermediate Bond Fund 0.02% (Class A), 0.02% (Class C), 0.02% (Class I), 0.00% (Class R6)
Newfleet Tax-Exempt Bond Fund 0.01% (Class A), 0.01% (Class C), 0.01% (Class I)
(8)	Amount is less than $0.005 per share.
(9)	Payment from affiliate had no impact on total return.
(10)	Net expense ratio includes extraordinary proxy expenses.
(11)	Inception date.
(12)	Portfolio turnover is representative of the Fund for the entire period.
(13)	The Fund changed its fiscal year end to September 30, during the period.
(14)	Ratios of total expenses excluding interest expense on borrowings for year ended September 30, 2020 and 2019, were 0.94% (Class A), 1.69% (Class C), 0.69% (Class I) and 0.55% (Class R6).
(15)	The share class is currently under its expense limitation.
See Notes to Financial Statements
91

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2020
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 22 funds of the Trust are offered for sale, of which 6 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares, Class C shares and Class I shares. All of the Funds with the exception of the Newfleet Tax-Exempt Bond Fund offer Class R6 shares.
Class A shares of Newfleet Low Duration Core Plus Bond Fund are sold with a front-end sales charge of 2.25% with some exceptions. Class A shares of the Newfleet Senior Floating Rate Fund and Newfleet Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Newfleet Core Plus Bond Fund, Newfleet High Yield Fund, and Newfleet Multi-Sector Intermediate Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
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VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
H.	Interest-Only and Principal-Only Securities
Certain Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities.
I.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
As of September 30, 2020, the Funds had the following unfunded loan commitments:
	Unfunded Loan Commitment
Borrower	Newfleet High Yield Fund	Newfleet Multi-Sector Intermediate Bond Fund	Newfleet Senior Floating Rate Fund
Intelsat Jackson Holdings S.A. (3 month LIBOR + 4.550%) 5.050%, 7/14/21	$15	$40	$59
J.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	First $1 Billion	$1+ Billion
Newfleet Core Plus Bond Fund	0.45%	0.40%
Newfleet Tax-Exempt Bond Fund	0.45	0.40 *

	First $2 Billion	$2+ Billion
Newfleet Low Duration Core Plus Bond Fund	0.40%	0.375%

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Newfleet High Yield Fund	0.65%	0.60%	0.55%
Newfleet Multi-Sector Intermediate Bond Fund	0.55	0.50	0.45

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Newfleet Senior Floating Rate Fund	0.45%	0.40%	0.38%

*	Effective January 28, 2020. Prior to January 28, 2020, the Adviser’s fee was 0.45% of the Fund’s average daily net assets.
B.	Subadviser
Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Funds. The Subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser.
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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed on an annualized basis, the following respective percentages of average daily net assets through January 31, 2021. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are calculated daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Newfleet Core Plus Bond Fund(1)	0.80%	1.55%	0.55%	0.43%
Newfleet High Yield Fund	1.00	1.75	0.75	0.69
Newfleet Low Duration Core Plus Bond Fund	0.75	1.50	0.50	0.43
Newfleet Multi-Sector Intermediate Bond Fund	0.99	1.74	0.74	0.60
Newfleet Senior Floating Rate Fund	0.94	1.69	0.69	0.55
Newfleet Tax-Exempt Bond Fund	0.85	1.60	0.60	N/A
(1)	Effective December 1, 2019 through January 31, 2021. For the period October 1, 2019 through November 30, 2019, the expense cap for Class A, Class C, Class I and Class R6 were as follows: 0.85%,1.60%, 0.60% and 0.48%, respectively.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2021	2022	2023	Total
Newfleet Core Plus Bond Fund
Class A	$ 98	$ 89	$ 94	$ 281
Class C	21	12	11	44
Class I	68	84	147	299
Class R6	1	2	3	6
Newfleet High Yield Fund
Class A	180	182	169	531
Class C	21	8	8	37
Class I	24	26	36	86
Class R6	15	4	3	22
Newfleet Low Duration Core Plus Bond Fund
Class A	274	158	133	565
Class C	87	46	35	168
Class I	842	612	646	2,100
Class R6	—	— (1)	1	1
Newfleet Multi-Sector Intermediate Bond Fund
Class A	86	85	76	247
Class C	53	50	33	136
Class I	176	168	203	547
Class R6	23	9	8	40
Newfleet Senior Floating Rate Fund
Class A	52	25	18	95
Class C	59	40	21	120
Class I	143	111	68	322
Class R6	1	— (1)	3	4
Newfleet Tax-Exempt Bond Fund
Class A	59	53	57	169
Class C	22	18	14	54
Class I	137	160	138	435
(1)	Amount is less than $500.
96

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
During the period ended September 30, 2020, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class C	Class I	Total
Newfleet Senior Floating Rate Fund	$ 8	$ 1	$ 6	$ 15
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2020, it retained net commissions of $19 for Class A shares and CDSC of $9, $-(1), and $-(1) for Class C shares, Class I shares, and Class R6 shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended September 30, 2020, the Funds incurred administration fees totaling $1,301 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2020, the Funds incurred transfer agent fees totaling $583 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at September 30, 2020.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2020, were as follows:
	Purchases	Sales
Newfleet Core Plus Bond Fund	$ 57,318	$ 54,469
Newfleet High Yield Fund	49,001	50,309
Newfleet Low Duration Core Plus Bond Fund	286,893	253,385
Newfleet Multi-Sector Intermediate Bond Fund	397,918	289,278
Newfleet Senior Floating Rate Fund	110,295	268,034
Newfleet Tax-Exempt Bond Fund	6,814	26,788
Purchases and sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2020, were as follows:
	Purchases	Sales
Newfleet Core Plus Bond Fund	$16,366	$ 9,590
Newfleet Low Duration Core Plus Bond Fund	21,545	9,877
Newfleet Multi-Sector Intermediate Bond Fund	30,310	31,391
97

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Newfleet Core Plus Bond Fund				Newfleet High Yield Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	379	$ 4,391	453	$ 5,012	505	$ 1,995	445	$ 1,779
Reinvestment of distributions	72	830	88	982	533	2,107	611	2,471
Shares repurchased and cross class conversions	(434)	(5,003)	(530)	(5,884)	(1,909)	(7,549)	(1,438)	(5,820)
Net Increase / (Decrease)	17	$ 218	11	$ 110	(871)	$ (3,447)	(382)	$ (1,570)
Class C
Shares sold and cross class conversions	296	$ 3,363	165	$ 1,770	272	$ 1,038	113	$ 448
Reinvestment of distributions	7	76	10	108	26	100	29	113
Shares repurchased and cross class conversions	(230)	(2,556)	(332)	(3,557)	(200)	(749)	(395)	(1,545)
Net Increase / (Decrease)	73	$ 883	(157)	$ (1,679)	98	$ 389	(253)	$ (984)
Class I
Shares sold and cross class conversions	2,331	$ 27,455	2,593	$ 29,141	1,354	$ 5,388	882	$ 3,588
Reinvestment of distributions	144	1,700	113	1,281	121	480	91	369
Shares repurchased and cross class conversions	(1,843)	(21,382)	(572)	(6,375)	(1,052)	(4,267)	(1,140)	(4,580)
Net Increase / (Decrease)	632	$ 7,773	2,134	$ 24,047	423	$ 1,601	(167)	$ (623)
Class R6
Shares sold and cross class conversions	60	$ 712	62	$ 707	164	$ 625	32	$ 127
Reinvestment of distributions	2	25	2	20	12	47	14	57
Shares repurchased and cross class conversions	(57)	(673)	(14)	(158)	(89)	(348)	(909)	(3,696)
Net Increase / (Decrease)	5	$ 64	50	$ 569	87	$ 324	(863)	$ (3,512)

	Newfleet Low Duration Core Plus Bond Fund				Newfleet Multi-Sector Intermediate Bond Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	3,156	$ 34,300	3,909	$ 41,644	1,689	$ 16,867	2,942	$ 29,318
Reinvestment of distributions	147	1,585	170	1,818	266	2,642	289	2,878
Shares repurchased and cross class conversions	(2,795)	(29,956)	(3,606)	(38,525)	(2,633)	(25,275)	(2,100)	(20,764)
Net Increase / (Decrease)	508	$ 5,929	473	$ 4,937	(678)	$ (5,766)	1,131	$ 11,432
98

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Newfleet Low Duration Core Plus Bond Fund				Newfleet Multi-Sector Intermediate Bond Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold and cross class conversions	855	$ 9,220	1,286	$ 13,665	796	$ 8,032	991	$ 9,890
Reinvestment of distributions	25	267	35	378	88	882	136	1,370
Shares repurchased and cross class conversions	(956)	(10,322)	(1,555)	(16,598)	(1,724)	(17,226)	(2,593)	(26,011)
Net Increase / (Decrease)	(76)	$ (835)	(234)	$ (2,555)	(840)	$ (8,312)	(1,466)	$ (14,751)
Class I
Shares sold and cross class conversions	20,700	$ 223,570	19,386	$ 207,470	20,726	$ 200,606	8,464	$ 84,699
Reinvestment of distributions	787	8,507	743	7,981	544	5,397	483	4,810
Shares repurchased and cross class conversions	(17,292)	(184,467)	(12,589)	(134,410)	(8,918)	(86,555)	(7,723)	(76,388)
Net Increase / (Decrease)	4,195	$ 47,610	7,540	$ 81,041	12,352	$ 119,448	1,224	$ 13,121
Class R6
Shares sold and cross class conversions	9	$ 95	26	$ 276	230	$ 2,255	174	$ 1,749
Reinvestment of distributions	1	7	— (1)	2	17	169	21	206
Shares repurchased and cross class conversions	(—) (1)	(1)	—	—	(127)	(1,288)	(1,291)	(12,730)
Net Increase / (Decrease)	10	$ 101	26	$ 278	120	$ 1,136	(1,096)	$ (10,775)
(1)	Amount is less than 500 shares.

	Newfleet Senior Floating Rate Fund				Newfleet Tax-Exempt Bond Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	3,363	$ 28,888	2,876	$ 26,470	349	$ 3,963	621	$ 6,917
Reinvestment of distributions	477	4,209	878	8,031	58	656	85	937
Shares repurchased and cross class conversions	(15,504)	(131,601)	(6,191)	(56,147)	(551)	(6,226)	(652)	(7,222)
Net Increase / (Decrease)	(11,664)	$ (98,504)	(2,437)	$ (21,646)	(144)	$ (1,607)	54	$ 632
Class C
Shares sold and cross class conversions	207	$ 1,818	442	$ 4,083	143	$ 1,644	178	$ 1,968
Reinvestment of distributions	136	1,174	262	2,398	11	124	27	296
Shares repurchased and cross class conversions	(2,322)	(19,895)	(3,885)	(35,602)	(429)	(4,852)	(618)	(6,884)
Net Increase / (Decrease)	(1,979)	$ (16,903)	(3,181)	$ (29,121)	(275)	$ (3,084)	(413)	$ (4,620)
Class I
Shares sold and cross class conversions	5,589	$ 48,418	8,633	$ 79,413	827	$ 9,363	1,025	$ 11,335
Reinvestment of distributions	396	3,427	665	6,076	125	1,425	204	2,260
Shares repurchased and cross class conversions	(10,563)	(90,886)	(16,120)	(146,856)	(2,476)	(27,869)	(3,191)	(35,099)
Net Increase / (Decrease)	(4,578)	$ (39,041)	(6,822)	$ (61,367)	(1,524)	$ (17,081)	(1,962)	$ (21,504)
99

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Newfleet Senior Floating Rate Fund				Newfleet Tax-Exempt Bond Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	579	$ 5,154	13	$ 114	—	$ —	—	$ —
Reinvestment of distributions	10	84	— (1)	3	—	—	—	—
Shares repurchased and cross class conversions	(292)	(2,321)	(—) (1)	(—) (2)	—	—	—	—
Net Increase / (Decrease)	297	$ 2,917	13	$ 117	—	$ —	—	$ —
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
Note 6. 10% Shareholders
As of September 30, 2020, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Newfleet Core Plus Bond Fund	37%	2
Newfleet High Yield Fund	10	1
Newfleet Low Duration Core Plus Bond Fund	30	1
Newfleet Multi-Sector Intermediate Bond Fund	36	1
Newfleet Senior Floating Rate Fund	24	1
*	None of the accounts are affiliated.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
100

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At September 30, 2020, the Funds did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds (with the exception of the Newfleet Senior Floating Rate Fund) and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Funds had no borrowings at any time during the period ended September 30, 2020.
Note 11. Borrowings
($ reported in thousands)
On May 6, 2020, the Newfleet Senior Floating Rate Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $70,000. From October 1, 2019 to May 5, 2020, the limit was $125,000. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid for the period ended September 30, 2020, were $179 and are included in the “Interest expense” line of the Statements of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the period ended September 30, 2020, the average daily borrowings under the Agreement and the weighted daily average interest rate were $14,331 and 1.955%, respectively. At September 30, 2020, the Fund had $3,000 outstanding borrowings with an interest rate of 0.972%.
Note 12. Federal Income Tax Information
($ reported in thousands)
At September 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Newfleet Core Plus Bond Fund	$ 100,976	$ 5,814	$ (842)	$ 4,972
Newfleet High Yield Fund	57,949	1,585	(2,779)	(1,194)
Newfleet Low Duration Core Plus Bond Fund	508,457	9,815	(1,470)	8,345
Newfleet Multi-Sector Intermediate Bond Fund	411,663	13,165	(11,890)	1,275
Newfleet Senior Floating Rate Fund	220,831	644	(15,341)	(14,697)
Newfleet Tax-Exempt Bond Fund	102,011	8,417	(76)	8,341
Certain Funds have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryforwards are as follows:
101

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Short-Term	Long-Term
Newfleet Core Plus Bond Fund	$ —	$ 477
Newfleet High Yield Fund	978	3,876
Newfleet Low Duration Core Plus Bond Fund	1,672	1,513
Newfleet Multi-Sector Intermediate Bond Fund	2,875	17,276
Newfleet Senior Floating Rate Fund	3,415	39,749
For the period ended September 30, 2020, the following Funds utilized losses deferred in prior years against current year capital gains:
Fund
Newfleet Core Plus Bond Fund	$ 1,431
Newfleet Low Duration Core Plus Bond Fund	136
Newfleet Multi-Sector Intermediate Bond Fund	297
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended September 30, 2020, the following Funds deferred and recognized qualified late year losses as follows:
	Capital Loss Deferred	Capital Loss Recognized
Newfleet Core Plus Bond Fund	$ —	$ (103)
Newfleet High Yield Fund	457	(698)
Newfleet Low Duration Core Plus Bond Fund	745	(328)
Newfleet Multi-Sector Intermediate Bond Fund	—	(4,622)
Newfleet Senior Floating Rate Fund	19,778	(9,330)
Newfleet Tax-Exempt Bond Fund	—	(145)
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Newfleet Core Plus Bond Fund	$157	$ —	$ —
Newfleet High Yield Fund	343	—	—
Newfleet Low Duration Core Plus Bond Fund	324	—	—
Newfleet Senior Floating Rate Fund	53	—	—
Newfleet Tax-Exempt Bond Fund	—	880	234
For the period ended September 30, 2020, the Newfleet Tax-Exempt Bond Fund distributed $2,767 of exempt interest dividends.
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2020 and 2019, was as follows:
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Newfleet Core Plus Bond Fund
9/30/20	$ 2,752	$ —	$ —	$ —	$ 2,752
9/30/19	2,539	—	—	—	2,539
Newfleet High Yield Fund
9/30/20	3,056	—	—	—	3,056
9/30/19	3,388	—	—	—	3,388
Newfleet Low Duration Core Plus Bond Fund
9/30/20	11,463	—	—	—	11,463
9/30/19	11,333	—	—	—	11,333
102

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Newfleet Multi-Sector Intermediate Bond Fund
9/30/20	$13,309	$ —	$ —	$ —	$13,309
9/30/19	10,672	—	—	1,381	12,053
Newfleet Senior Floating Rate Fund
9/30/20	11,818	—	—	—	11,818
9/30/19	21,245	—	—	—	21,245
Newfleet Tax-Exempt Bond Fund
9/30/20	3	—	2,767	—	2,770
9/30/19	5	858	3,568	—	4,431
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, and expiring capital loss carryovers. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2020, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Newfleet Core Plus Bond Fund	$ — (1)	$ —(1)
Newfleet High Yield Fund	— (1)	— (1)
Newfleet Low Duration Core Plus Bond Fund	— (1)	— (1)
Newfleet Multi-Sector Intermediate Bond Fund	(169)	169
Newfleet Senior Floating Rate Fund	— (1)	— (1)
Newfleet Tax-Exempt Bond Fund	— (1)	— (1)
(1)	Amount is less than $500.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Effective October 1, 2020, the Funds may loan portfolio securities under the securities lending program.
103

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Senior Floating Rate Fund and Virtus Newfleet Tax-Exempt Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Newfleet Core Plus Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Low Duration Core Plus Bond Fund, Virtus Newfleet Multi-Sector
Intermediate Bond Fund, Virtus Newfleet Senior Floating Rate Fund and Virtus Newfleet Tax-Exempt Bond Fund (six of the Funds
constituting Virtus Opportunities Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
104

VIRTUS OPPORTUNITIES TRUST
TAX INFORMATION NOTICE (Unaudited)
September 30, 2020
For the fiscal year ended September 30, 2020, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
	QDI	DRD	LTCG
Newfleet Tax-Exempt Bond Fund	—%	— %	$ 880
For federal income tax purposes, 100% of the income dividends paid by the Newfleet Tax-Exempt Bond Fund, qualify as exempt-interest dividends.
105

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.
Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 19-21, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.
106

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2016 68 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 68 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 68 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
107

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 1999 72 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 68 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 68 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 68 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
108

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
109

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
110

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; and Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.
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VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8639	11-20

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

September 30, 2020
Virtus Duff & Phelps Global Infrastructure Fund
Virtus Duff & Phelps Global Real Estate Securities Fund
Virtus Duff & Phelps International Real Estate Securities Fund
Virtus Duff & Phelps Real Asset Fund
Virtus FORT Trend Fund *(f/k/a: Virtus Rampart Equity Trend Fund)
Virtus KAR Emerging Markets Small-Cap Fund
Virtus KAR International Small-Cap Fund
Virtus KAR International Small-Mid Cap Fund
Virtus Rampart Multi-Asset Trend Fund
Virtus Rampart Sector Trend Fund
Virtus Vontobel Global Opportunities Fund
Virtus Vontobel Greater European Opportunities Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments
Virtus Duff & Phelps Global Infrastructure Fund (“Duff & Phelps Global Infrastructure Fund”)	10	46
Virtus Duff & Phelps Global Real Estate Securities Fund (“Duff & Phelps Global Real Estate Securities Fund”)	13	47
Virtus Duff & Phelps International Real Estate Securities Fund (“Duff & Phelps International Real Estate Securities Fund”)	16	49
Virtus Duff & Phelps Real Asset Fund (“Duff & Phelps Real Asset Fund”)	19	51
Virtus FORT Trend Fund (“FORT Trend Fund”) (f/k/a: Virtus Rampart Equity Trend Fund)	22	52
Virtus KAR Emerging Markets Small-Cap Fund (“KAR Emerging Markets Small-Cap Fund”)	25	54
Virtus KAR International Small-Cap Fund (“KAR International Small-Cap Fund”)	28	56
Virtus KAR International Small-Mid Cap Fund (“KAR International Small-Mid Cap Fund”)	31	58
Virtus Rampart Multi-Asset Trend Fund (“Rampart Multi-Asset Trend Fund”)	34	60
Virtus Rampart Sector Trend Fund (“Rampart Sector Trend Fund”)	37	63
Virtus Vontobel Global Opportunities Fund (“Vontobel Global Opportunities Fund”)	40	66
Virtus Vontobel Greater European Opportunities Fund (“Vontobel Greater European Opportunities Fund”)	43	68
Statements of Assets and Liabilities		70
Statements of Operations		78
Statements of Changes in Net Assets		82
Financial Highlights		88
Notes to Financial Statements		96
Report of Independent Registered Public Accounting Firm		116
Tax Information Notice		117
Statement Regarding Liquidity Risk Management Program		118
Results of Shareholder Meeting		119
Consideration of Advisory and Subadvisory Agreements by Board of Trustees		120
Fund Management Tables		123
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2020.
We witnessed unprecedented events and stark changes during the past 12 months. The global economy, which experienced strong growth during the first five months of the fiscal year, was largely shut down in March of 2020 in response to the coronavirus pandemic. Markets reacted by declining sharply, leading policymakers to quickly introduce supportive monetary and fiscal measures. These proved effective, and many markets swiftly reversed course. In fact, the U.S. stock market erased its losses and reached a new high in August.
After this wild ride, most asset classes were able to post positive returns for the 12 months ended September 30, 2020. U.S. large-capitalization stocks returned 15.15%, as measured by the S&P 500® Index. Small-cap stocks lagged, but wound up in positive territory with a return of 0.39%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), were up 0.49% for the 12 months, trailing emerging markets, which gained 10.54%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing drove the yield on the 10-year Treasury to 0.69% at September 30, 2020, down sharply from 1.68% on September 30, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.98%. Non-investment grade bonds were up 3.25% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach in the midst of this turbulence, and remain focused on helping you achieve your long-term goals. While uncertainty may lie ahead, you can depend on us to continue investing your capital with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
November 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Global Infrastructure Fund
	Class A	$ 1,000.00	$ 1,171.10	1.29%	$ 7.00
	Class C	1,000.00	1,166.10	2.04	11.05
	Class I	1,000.00	1,171.40	1.06	5.75
	Class R6	1,000.00	1,172.90	0.85	4.62
Duff & Phelps Global Real Estate Securities Fund
	Class A	1,000.00	1,154.10	1.40	7.54
	Class C	1,000.00	1,149.90	2.15	11.56
	Class I	1,000.00	1,155.20	1.15	6.20
	Class R6	1,000.00	1,156.70	0.89	4.80
Duff & Phelps International Real Estate Securities Fund
	Class A	1,000.00	1,160.70	1.50	8.10
	Class C	1,000.00	1,158.30	2.25	12.14
	Class I	1,000.00	1,163.00	1.25	6.76
Duff & Phelps Real Asset Fund
	Class A	1,000.00	1,146.40	1.38	7.41
	Class C	1,000.00	1,141.10	2.09	11.19
	Class I	1,000.00	1,146.90	1.11	5.96
FORT Trend Fund
	Class A	1,000.00	1,184.90	1.59	8.68
	Class C	1,000.00	1,180.60	2.34	12.76
	Class I	1,000.00	1,186.00	1.33	7.27
	Class R6	1,000.00	1,187.30	1.25	6.84
KAR Emerging Markets Small-Cap Fund
	Class A	1,000.00	1,484.10	1.85	11.49
	Class C	1,000.00	1,478.50	2.60	16.11
	Class I	1,000.00	1,486.10	1.60	9.94
	Class R6	1,000.00	1,486.10	1.50	9.32
KAR International Small-Cap Fund
	Class A	1,000.00	1,355.30	1.59	9.36
	Class C	1,000.00	1,350.10	2.29	13.45
	Class I	1,000.00	1,357.50	1.30	7.66
	Class R6	1,000.00	1,358.00	1.19	7.02

VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
KAR International Small-Mid Cap Fund
	Class A	$1,000.00	$1,387.30	1.45%	$ 8.65
	Class C	1,000.00	1,382.50	2.20	13.10
	Class I	1,000.00	1,389.10	1.20	7.17
	Class R6	1,000.00	1,388.70	1.10	6.57
Rampart Multi-Asset Trend Fund
	Class A	1,000.00	1,082.70	1.64	8.54
	Class C	1,000.00	1,079.10	2.38	12.37
	Class I	1,000.00	1,084.00	1.38	7.19
Rampart Sector Trend Fund
	Class A	1,000.00	1,156.30	1.06	5.71
	Class C	1,000.00	1,152.10	1.81	9.74
	Class I	1,000.00	1,157.60	0.82	4.42
Vontobel Global Opportunities Fund
	Class A	1,000.00	1,314.70	1.36	7.87
	Class C	1,000.00	1,310.50	2.11	12.19
	Class I	1,000.00	1,317.60	1.09	6.32
	Class R6	1,000.00	1,318.30	0.90	5.22
Vontobel Greater European Opportunities Fund
	Class A	1,000.00	1,272.90	1.45	8.24
	Class C	1,000.00	1,267.50	2.20	12.47
	Class I	1,000.00	1,273.20	1.20	6.82

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Global Infrastructure Fund
	Class A	$ 1,000.00	$ 1,018.55	1.29%	$ 6.51
	Class C	1,000.00	1,014.80	2.04	10.28
	Class I	1,000.00	1,019.70	1.06	5.35
	Class R6	1,000.00	1,020.75	0.85	4.29
Duff & Phelps Global Real Estate Securities Fund
	Class A	1,000.00	1,018.00	1.40	7.06
	Class C	1,000.00	1,014.25	2.15	10.83
	Class I	1,000.00	1,019.25	1.15	5.81
	Class R6	1,000.00	1,020.55	0.89	4.50
Duff & Phelps International Real Estate Securities Fund
	Class A	1,000.00	1,017.50	1.50	7.57
	Class C	1,000.00	1,013.75	2.25	11.33
	Class I	1,000.00	1,018.75	1.25	6.31

VIRTUS OPPORTUNITIES TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
		Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Asset Fund
	Class A	$1,000.00	$1,018.10	1.38%	$ 6.96
	Class C	1,000.00	1,014.55	2.09	10.53
	Class I	1,000.00	1,019.45	1.11	5.60
FORT Trend Fund
	Class A	1,000.00	1,017.05	1.59	8.02
	Class C	1,000.00	1,013.30	2.34	11.78
	Class I	1,000.00	1,018.35	1.33	6.71
	Class R6	1,000.00	1,018.75	1.25	6.31
KAR Emerging Markets Small-Cap Fund
	Class A	1,000.00	1,015.75	1.85	9.32
	Class C	1,000.00	1,012.00	2.60	13.08
	Class I	1,000.00	1,017.00	1.60	8.07
	Class R6	1,000.00	1,017.50	1.50	7.57
KAR International Small-Cap Fund
	Class A	1,000.00	1,017.05	1.59	8.02
	Class C	1,000.00	1,013.55	2.29	11.53
	Class I	1,000.00	1,018.50	1.30	6.56
	Class R6	1,000.00	1,019.05	1.19	6.01
KAR International Small-Mid Cap Fund
	Class A	1,000.00	1,017.75	1.45	7.31
	Class C	1,000.00	1,014.00	2.20	11.08
	Class I	1,000.00	1,019.00	1.20	6.06
	Class R6	1,000.00	1,019.50	1.10	5.55
Rampart Multi-Asset Trend Fund
	Class A	1,000.00	1,016.80	1.64	8.27
	Class C	1,000.00	1,013.10	2.38	11.98
	Class I	1,000.00	1,018.10	1.38	6.96
Rampart Sector Trend Fund
	Class A	1,000.00	1,019.70	1.06	5.35
	Class C	1,000.00	1,015.95	1.81	9.12
	Class I	1,000.00	1,020.90	0.82	4.14
Vontobel Global Opportunities Fund
	Class A	1,000.00	1,018.20	1.36	6.86
	Class C	1,000.00	1,014.45	2.11	10.63
	Class I	1,000.00	1,019.55	1.09	5.50
	Class R6	1,000.00	1,020.50	0.90	4.55
Vontobel Greater European Opportunities Fund
	Class A	1,000.00	1,017.75	1.45	7.31
	Class C	1,000.00	1,014.00	2.20	11.08
	Class I	1,000.00	1,019.00	1.20	6.06

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited)
September 30, 2020
Alternatives Diversifier Composite Benchmark
The Alternatives Diversifier Composite Benchmark consists of Diversified Trends Index (15%)*, FTSE EPRA NAREIT Developed Rental Index-net (20%)**, MSCI World Infrastructure Sector Capped Index (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%)*** and Credit Suisse Leveraged Loan Index (10%). The indexes are unmanaged, their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment. *Prior to 3/1/12 was the HFRX Equity Market Neutral Index (20%). **Prior to 6/1/15 was the UBS Global Investors (Real Estate) Index (20%). ***Prior to 3/1/12 was Deutsche Bank G10 Currency Harvest Index (10%).
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Brexit
A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.
Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)
The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Deutsche Bank G10 Currency Harvest Index
The Deutsche Bank G10 Currency Harvest Index consists of long futures contracts on the three G10 currencies associated with the highest interest rates and short futures contracts on the three G10 currencies associated with the lowest interest rates.
Deutsche Bank Liquid Commodity Index
The Deutsche Bank Liquid Commodity Index (“DBLCI”) tracks the performance of six commodity futures: sweet light crude oil (WTI), heating oil, aluminum, gold, wheat, and corn.
Diversified Trends Index
The Diversified Trends Index is the S&P Diversified Trends Indicator, a diversified composite of global commodity and financial futures that are highly liquid. The components are formed into sectors that are long or short the underlying futures using a rules-based methodology. The indicator measures the extent and duration of the trends of these sectors in aggregate. The index is calculated on a total return basis.
Dow Jones Global Moderate Portfolio Index
The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 EU Member States whether they have adopted the Euro or not.
European Commission
The European Commission is the executive branch of the European Union (EU), responsible for proposing legislation, implementing decisions, upholding the EU treaties and managing the day-to-day business of the EU.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
European Union (“EU”)
The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.
Eurozone
The eurozone, officially called the euro area, is a monetary union of 19 member states of the European Union (EU) that have adopted the euro (€) as their primary currency and sole legal tender.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways, and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
FTSE EPRA NAREIT Developed ex-US Index (net)
The FTSE EPRA NAREIT Developed ex-US Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets excluding the United States, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
FTSE EPRA NAREIT Developed Index (net)
The FTSE EPRA NAREIT Developed Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
FTSE EPRA NAREIT Developed Rental Index (net)
The FTSE EPRA NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Global Infrastructure Linked Benchmark
The Global Infrastructure Linked Benchmark consists of the FTSE Developed Core Infrastructure 50/50 Index (net), a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% utilities, 30% transportation (including capping 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Performance of the Global Infrastructure Linked Benchmark between 9/1/2008 and 9/30/2016 represents a 100% allocation to the MSCI World Infrastructure Sector Capped Index. Prior to 9/1/2008 the allocation consisted of 65% MSCI USA Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI All Country World ex USA Utilities Index.
Gross Domestic Product (“GDP”)
The market value of all officially recognized final goods and services produced within a country in a given period.
HFRX Equity Market Neutral Index
The HFRX Equity Market Neutral Index is a common benchmark for long/short market neutral hedge funds, which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between select securities for purchase and sale.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
ICE BofA 3-month U.S. Treasury Bill Index
The ICE BofA 3-month U.S. Treasury Bill Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
iShares®
Represents shares of an open-end exchange-traded fund.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnership (“MLP”)
A type of limited partnership that is publicly traded. The partnership must derive most of its cash flows from real estate, natural resources and commodities.
MSCI ACWI ex USA SMID Cap Index (net)
The MSCI ACWI ex USA SMID Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI All Country World ex USA Utilities Index
The MSCI All Country World ex USA Utilities Index includes large and mid cap securities across 23 developed market countries and 26 emerging market countries. All securities in the index are classified in the Utilities as per the Global Industry Classification Standard (GICS®). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI All Country World Index (net)
The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Small Cap Index (net)
The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Europe Index (net)
The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI USA Utilities Index
The MSCI USA Utilities Index is designed to capture the large and mid cap segments of the U.S. equity universe. All securities in the index are classified in the utilities sector as per the Global Industry Classification Standard (GICS®). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
MSCI World ex USA Small Cap Index
The MSCI World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Infrastructure Sector Capped Index (net)
The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication, infrastructure, and utilities sectors each represent one-third of the index weight, while energy, transportation, and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Telecom Services Index
The MSCI World Telecom Services Index is designed to capture the large and midcap segments across 23 developed markets countries. All securities in the index are classified in the telecommunication services sector as per the Global Industry Classification Standard (GICS®). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P North American Natural Resources Sector Index
The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel subindustry.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange.
U.S. Treasury-Inflation Protected Securities (“TIPS”)
A United States Treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation.

VIRTUS OPPORTUNITIES TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
UBS Global Investors (Real Estate) Index
The UBS Global Investors (Real Estate) Index measures the global investable universe of publicly traded real estate securities that derive 70% or more of total revenue from rental income.
West Texas Intermediate (“WTI”)
West Texas Intermediate (WTI) is a crude oil that serves as one of the main global oil benchmarks.

Ticker Symbols:
Class A: PGUAX
Class C: PGUCX
Class I: PGIUX
Class R6: VGIRX
Duff & Phelps Global Infrastructure Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is diversified and has investment objectives of both capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -6.11%, Class C shares at NAV returned -6.83%, Class I shares at NAV returned -5.94%, and Class R6 shares at NAV returned -5.75%. For the same period, the FTSE Developed Core Infrastructure 50/50 Index (net), a broad-based equity index, returned -8.04%, and the Global Infrastructure Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned -8.04%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
Equity markets provided a roller coaster ride during the 12 months ended September 30, 2020, with a strong start during the first four months, a precipitous drop due to the global pandemic, and a very sharp recovery over the final stretch through September. The net result of this up and down market was a gain of 10.4% for the MSCI World Index (net). Despite the uncertainty presented by the pandemic, there were positive developments that buoyed the market’s expectations for economic recovery and a return to growth. These included supportive monetary policy, fiscal stimulus packages, and progress on vaccine development.
For the 12-month period, the Fund’s benchmark, the FTSE Developed Core Infrastructure 50/50 Index (net), underperformed the broader global equity markets, as measured by the MSCI World Index (net), by more than 18.0 percentage points. This was a reversal of the relative performance of the two indexes during the prior fiscal year. Over the 12-month period, only the communications sector had positive returns, as the wireless tower business model proved its resilience. Utility stocks were down moderately, while transportation and energy infrastructure stocks were the worst performers. While global listed infrastructure is typically considered to be a defensive investment, the market environment during the fiscal year was unique, in that the pandemic most directly impacted the transportation and energy infrastructure sectors, which make up more than one-third of the global listed infrastructure universe.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the fiscal year ended September 30, 2020, due to favorable stock selection in the utilities, communications, and transportation sectors. Stock selection in the energy infrastructure sector detracted from performance. Overall, sector allocation provided minimal impact. Among sectors, an overweight to communications was positive, but was offset by the negative impact of the Fund’s overweight of midstream energy and underweight of utilities.
Drilling down to security-level holdings, the top contributor to relative performance was Orsted, a Denmark-based company that is a leading global developer of renewables facilities, predominantly offshore wind. An out-of-benchmark holding, Orsted benefited from increasing adoption of offshore wind generation of electricity around the world. The approval of the European Union Recovery Fund and Green Deal during the period added further means of funding new construction of wind farms, with Orsted uniquely positioned to benefit as the industry leader. The second-largest contributor to relative performance was Cellnex Telecom, a Spain-based communication tower company. Cellnex is the largest independent wireless tower operator in Europe, and has gained a foothold as the partner of choice for telecom service providers who want to outsource the construction and maintenance of their infrastructure. Cellnex continued to execute on its strategy to broaden its European platform through mergers and acquisitions, which was viewed favorably by investors. Other top contributors to relative performance were Norfolk Southern, Union Pacific, and Iberdrola S.A.
The two largest detractors from relative performance, Targa Resources and Plains GP Holdings, were both in the energy infrastructure sector that was hard hit by the decline in demand for oil and natural gas due to the pandemic. Targa Resources is an integrated operator in the gathering, processing, transporting, and storage of oil and natural gas. The lower commodity-price environment was expected to lead to reduced production volumes for an extended period. Plains GP Holdings is a crude oil transportation company whose stock declined as investors expected to see lower transport volumes due to the production cutbacks. The stocks of both companies were sold from the Fund during the reporting period. Rounding out the other top detractors from relative performance were Enbridge Inc., CenterPoint Energy, and Canadian National Railway.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Income: Income received from the Fund may vary widely over the short and long term and may be less than anticipated.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Infrastructure Fund (Continued)
hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Utilities	48%
Industrials	28
Real Estate	11
Energy	10
Communication Services	3
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Infrastructure Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-6.11%	7.12%	7.74%	— %	—
Class A shares at POP[3,4]	-11.51	5.86	7.11	—	—
Class C shares at NAV[2] and with CDSC[4]	-6.83	6.32	6.94	—	—
Class I shares at NAV[2]	-5.94	7.37	8.00	—	—
Class R6 shares at NAV[2]	-5.75	—	—	3.94	1/30/18
FTSE Developed Core Infrastructure 50/50 Index (net)	-8.04	6.74	8.06	2.67 [5]	—
Global Infrastructure Linked Benchmark	-8.04	6.54	6.56	2.67 [5]	—
Fund Expense Ratios[6]: Class A shares: 1.26%; Class C shares: 2.01%; Class I shares: 1.02%; Class R6 shares: Gross 0.93%, Net 0.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: VGSAX
Class C: VGSCX
Class I: VGISX
Class R6: VRGEX
Duff & Phelps Global Real Estate Securities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -10.01%, Class C shares at NAV returned -10.67%, Class I shares at NAV returned -9.79%, and Class R6 shares at NAV returned -9.52%. For the same period, the FTSE EPRA NAREIT Developed Index (net), which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned -18.29%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
Over the course of the fiscal year, the global equity market as a whole handily outperformed global real estate equities, as demonstrated by the 10.4% increase in the MSCI World Index (net) versus the 18.3% decrease in the FTSE EPRA Nareit Developed Index (net), both expressed in U.S. dollar terms. Additionally, global real estate equities lagged the 15.1% rise in the S&P 500® Index during the 12-month period. Global equities and the S&P 500® Index outperformed global real estate equities in each of the four quarters of the fiscal year.
Following their outperformance in the prior fiscal year, global real estate equities lagged the general global equity market in the Fund’s first fiscal quarter. As the COVID-19 global pandemic emerged, economic shutdowns and shelter-in-place directives throughout the globe led to recessions. Although global equities rallied in subsequent quarters, global real estate equities continued to lag through the end of the fiscal year.
As a result of the economic challenges brought on by COVID-19 and market participants’ move to a more defensive posture, the U.S. 10-year Treasury bond staged a significant rally over the course of the Fund’s fiscal year. However, the low point in the
10-year yield was reached in March 2020, before the Federal Reserve (the Fed) and Congress stepped in, along with central banks and governments around the globe, to offer material monetary policy and fiscal policy support in response to the pandemic. As the fiscal year ended, Congress was negotiating additional fiscal policy support, and the market was trying to determine whether a deal could be completed before the November 2020 elections.
In the meantime, the global real estate operating environment included property sectors that benefited from positive global secular fundamental tailwinds, that is, trends that can have a longer time frame than the current business cycle and can be less economically dependent. These included logistics (industrial), data centers, and cell towers, which delivered positive returns during the Fund’s fiscal year due to the growth in e-commerce and working from home. Other property sectors faced added challenges resulting from COVID-19, such as lodging, retail, office, and select residential including student housing.
Global Real Estate Investment Trusts (REITs) took advantage of the further decline in interest rates to refinance upcoming debt maturities at attractive rates, while also extending the duration of their debt. Balance sheets across the overall global REIT industry were in solid shape in most countries during the period.
Taking a closer look at the individual countries that are represented within the FTSE EPRA Nareit Developed Index (net), the five top-performing countries during the fiscal year on a total return basis, measured in U.S. dollars, were Germany, Finland, Belgium, Sweden, and Switzerland. It is interesting to note that four of the five top-performing countries were outperformers in the prior fiscal year, with the exception of Germany. In addition, all five of these countries posted positive total returns on a U.S. dollar basis during the 12-month period. The common theme across global real estate equities in these countries was a mix of more resilient business models and properties in the residential, logistics (industrial), and office sectors, and a lack of relative exposure versus other countries to lagging sectors such as retail.
The five bottom-performing countries during the fiscal year were the Netherlands, Israel, Italy, Spain, and New Zealand. The Netherlands and Italy were repeat laggards. Notably, all five of these countries posted negative total returns on a U.S. dollar basis during the period. The Netherlands’ high exposure to retail real estate names pressured returns once again this fiscal year, making it the biggest laggard for three fiscal years in a row.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the FTSE EPRA Nareit Developed Index (net), for the 12 months ended September 30, 2020. Country allocation and security selection contributed positively to relative performance for the period. Security selection was the primary driver of relative outperformance.
Combining country allocation and security selection, the top positive relative contributors to performance for the fiscal year were the U.S., Japan, and Canada. Security selection was the primary driver of relative performance for all three countries.
From a country allocation perspective, the Fund’s underweight exposure to the Netherlands was a top positive driver of performance during the fiscal year. As previously highlighted, the Netherlands was the worst-performing country during the period, as the performance of pan-European-focused retail real estate companies continued to suffer against a challenging backdrop for retail tenants, particularly fashion-oriented retailers. Other top positive country allocations included Sweden and the U.K., both of which were consistent overweight allocations throughout the fiscal year.
At the security level, the Fund’s out-of-benchmark exposures to Equinix, the leading global data center REIT, which is U.S.-based, and Crown Castle, a leading U.S. cell tower REIT, were the largest contributors for the fiscal year. Overweight positions in logistics REITs Granite in Canada, Mitsui Fudosan Logistics in Japan, and Duke Realty in the U.S. rounded out the top five security selection contributors. All five holdings benefited from secular fundamental tailwinds that were amplified since the onset of COVID-19.
Combining country allocation and security selection, the top detractors were Spain, France, and Germany. The drivers were an overweight allocation to Spain, an underweight allocation to Germany, and security selection in France.
From a country allocation viewpoint, an overweight exposure to Spain was the largest detractor from performance during the fiscal year. Spain became a notable laggard as the global pandemic adversely affected the country’s economy. The next-largest country allocation detractors were underweight allocations to Singapore and Switzerland, both of which outperformed during the fiscal year.
At the security level, the Fund’s underweight exposure to Digital Realty, a global data center REIT based in the U.S., was the largest negative contributor to security selection for the fiscal year. The company’s shares performed well over the
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Real Estate Securities Fund (Continued)
period, yet lagged the Fund’s holding in Equinix, the leading global data center REIT. An overweight exposure to Aroundtown, a diversified real estate company based in Germany, was the second largest detractor. Rounding out the top five security selection detractors were the Fund’s overweight exposure to Ryman Hospitality Properties in the U.S., underweight exposure to Public Storage in the U.S., and overweight exposure to Klepierre, a retail REIT in France.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Industrial/Office REITs	24%
Residential REITs	19
Real Estate Operating Companies	12
Retail REITs	9
Office REITs	6
Health Care REITs	5
Diversified REITs	5
Other REITs	20
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Real Estate Securities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-10.01%	5.50%	7.62%	— %	—
Class A shares at POP[3,4]	-15.18	4.26	6.99	—	—
Class C shares at NAV[2] and with CDSC[4]	-10.67	4.71	6.82	—	—
Class I shares at NAV[2]	-9.79	5.76	7.89	—	—
Class R6 shares at NAV[2]	-9.52	—	—	6.40	11/3/16
FTSE EPRA NAREIT Developed Index (net)	-18.29	2.03	4.75	1.11 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 2.61%, Net 1.40%; Class C shares: Gross 2.20%, Net 2.15%; Class I shares: Gross 1.19%, Net 1.15%; Class R6 shares: Gross 1.08%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: PXRAX
Class C: PXRCX
Class I: PXRIX
Duff & Phelps International Real Estate
Securities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -7.72%, Class C shares at NAV returned -8.37%, and Class I shares at NAV returned -7.37%. For the same period, the FTSE EPRA NAREIT Developed ex-U.S. Index (net), which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned -13.92%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
Over the course of the fiscal year, the international equity market as a whole handily outperformed international real estate equities, as demonstrated by the 0.5% increase in the MSCI EAFE Index (net) versus the 13.9% decrease in the FTSE EPRA Nareit Developed ex US Index (net), both expressed in U.S. dollar terms. Additionally, international real estate equities lagged the 15.1% rise in the S&P 500® Index during the 12-month period. International equities and the S&P 500® Index outperformed international real estate equities in each of the four quarters of the fiscal year.
Following their outperformance in the prior fiscal year, international real estate equities lagged the general international equity market in the Fund’s first fiscal quarter. As the COVID-19 global pandemic emerged, economic shutdowns and shelter-in-place directives throughout the globe led to recessions. International real estate equities continued to lag the broader international equity markets through the end of the fiscal year, given the unique COVID-19 policy-induced challenges that some segments of the commercial real estate industry experienced.
As a result of the economic challenges brought on by COVID-19 and market participants’ move to a more defensive posture, the U.S. 10-year Treasury bond staged a significant rally over the course of the Fund’s fiscal year. However, the low point in the 10-year yield was reached in March 2020, before the Federal Reserve (the Fed) and Congress stepped in, along with central banks and governments around the globe, to offer material monetary policy and fiscal policy support in response to the pandemic. As the fiscal year ended, Congress was negotiating additional fiscal policy support, and the market was trying to determine whether a deal could be completed before the November 2020 elections.
In the meantime, the international real estate operating environment included property sectors that benefited from positive global secular fundamental tailwinds, that is, trends that can have a longer time frame than the current business cycle and can be less economically dependent. These included logistics (industrial), data centers, and cell towers, which delivered positive returns during the Fund’s fiscal year due to the growth in e-commerce and working from home. Other property sectors faced added challenges resulting from COVID-19, such as lodging, retail, office, and select residential including student housing.
Global Real Estate Investment Trusts (REITs) took advantage of the further decline in interest rates to refinance upcoming debt maturities at attractive rates, while also extending the duration of their debt. Balance sheets across the overall global REIT industry were in solid shape in most countries during the period.
Taking a closer look at the individual countries that are represented within the FTSE EPRA Nareit Developed ex US Index (net), the five top-performing countries during the fiscal year on a total return basis, measured in U.S. dollars, were Germany, Finland, Belgium, Sweden, and Switzerland. It is interesting to note that four of the five top-performing countries were outperformers in the prior fiscal year, with the exception of Germany. In addition, all five of these countries posted positive total returns on a U.S. dollar basis during the 12-month period. The common theme across international real estate equities in these countries was a mix of more resilient business models and properties, particularly in the residential and industrial sectors, and a lack of relative exposure versus other countries to lagging sectors such as retail.
The five bottom-performing countries during the fiscal year were the Netherlands, Israel, Italy, Spain, and New Zealand. The Netherlands and Italy were repeat laggards. Notably, all five of these countries posted negative total returns on a U.S. dollar basis during the period. The Netherlands’ high exposure to retail real estate names pressured returns once again this fiscal year, making it the biggest laggard for three fiscal years in a row.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the FTSE EPRA Nareit Developed ex US Index (net), for the 12 months ended September 30, 2020. Country allocation and security selection contributed positively to relative performance for the period. Security selection was the primary driver of relative outperformance.
Combining country allocation and security selection, the top positive relative contributors to performance for the fiscal year were Japan, Australia, and Canada. Security selection was the primary driver of relative performance for all three countries.
From a country allocation perspective, the Fund’s overweight exposure to China through an out-of-benchmark position in GDS Holdings was a top driver of relative performance during the fiscal year. GDS Holdings’ shares increased by more than 100% during the period, as its China-based data centers experienced robust demand from its key tenants. Other top positive country allocations included underweight exposures to the Netherlands and France, both of which underperformed materially during the period due primarily to retail real estate companies.
At the security level, the Fund’s overweight exposures to two Japan-based industrial REITs, Nippon Prologis and Mitsui Fudosan Logistics, were the largest positive contributors for the fiscal year. Both companies continued to experience solid demand for their modern logistics facilities during the period. Overweight positions in industrial REIT
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps International Real Estate Securities Fund (Continued)
Granite in Canada, self storage REIT National Storage in Australia, and industrial REIT Summit Industrial Income in Canada were also top five security selection contributors. All five holdings benefited from secular fundamental tailwinds that were amplified since the onset of COVID-19.
Combining country allocation and security selection, the top detractors were Spain, France, and Switzerland. The drivers were an overweight allocation to Spain, security selection in France, and a lack of exposure to Switzerland.
From a country allocation viewpoint, an overweight exposure to Spain was the largest detractor from performance during the fiscal year. Spain became a notable laggard as the global pandemic adversely affected the country’s economy. The next-largest country allocation detractors were underweight allocations to Singapore and Switzerland, both of which outperformed during the fiscal year.
At the security level, the Fund’s overweight exposure to Aroundtown, a diversified real estate company based in Germany, was the largest negative contributor to security selection for the fiscal year. The company’s shares performed poorly following the onset of COVID-19, due primarily to its exposure to office and lodging assets, and the uncertain outlook for those two property types in the near term. An overweight exposure to Workspace, a U.K. office
REIT, was the second largest detractor. Rounding out the top five security selection detractors were the Fund’s overweight exposure to Klepierre, a retail REIT based in France, overweight exposure to Boardwalk, a Canadian apartment REIT, and lack of exposure to Gecina, an office REIT in France.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Real Estate Operating Companies	27%
Industrial/Office REITs	18
Office REITs	16
Residential REITs	11
Retail REITs	8
Diversified Real Estate Activities REITs	7
Diversified REITs	6
Other REITs	7
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps International Real Estate Securities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-7.72%	4.88%	6.05%
Class A shares at POP[3,4]	-13.02	3.64	5.42
Class C shares at NAV[2] and with CDSC[4]	-8.37	4.12	5.26
Class I shares at NAV[2]	-7.37	5.15	6.32
FTSE EPRA NAREIT Developed ex-U.S. Index (net)	-13.92	2.54	3.70
Fund Expense Ratios[5]: Class A shares: Gross 1.71%, Net 1.50%; Class C shares: Gross 2.44%, Net 2.25%; Class I shares: Gross 1.44%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: PDPAX
Class C: PDPCX
Class I: VADIX
Duff & Phelps Real Asset Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is non-diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -8.50%, Class C shares at NAV returned -9.25%†, and Class I shares at NAV returned -8.32%. For the same period, the MSCI All Country World Index (net) which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 10.44%.
   † See footnote 5 on page 20.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
For the full 12-month period, markets were higher, with the MSCI All Country World Index (net) climbing 10.44%. However, the returns do not begin to tell the whole story given the COVID-19 pandemic that began in January. The market rallied about 12% from the start of the fiscal year into mid-February, plunged more than 33% over the course of the next month as the full effects of the pandemic were felt, and then essentially recouped everything it had lost during the rest of the fiscal year.
While global equity markets weathered the pandemic well, real assets struggled. Global markets recovered thanks to unprecedented easing by central banks across the world, combined with significant fiscal stimulus. All of this support pushed interest rates to all-time lows and drove growth stocks to record highs, particularly mega-cap technology companies. Nevertheless, many other asset classes struggled and were slower to recover.
The global economic meltdown and the stay-in-place orders significantly impacted countless business models. Demand for many commodities fell dramatically, driving commodity prices significantly lower and even pushing the April oil futures contract into negative territory. Inflation, already at low levels, all but disappeared despite central banks doing everything they could to prevent large-scale deflation. In short, it could not have been a more challenging environment for real assets. Even some of the more stable real asset categories, such as real estate and global listed infrastructure, did not perform well. Both sectors are usually more defensive, but the pandemic’s effect on certain sub-sectors – such as malls and airports – caused these sectors to underperform during the downturn, even if most sub-sectors held up well.
That said, many real asset categories saw a rebound in the third and fourth fiscal quarters. Both real estate and global listed infrastructure rallied nicely. Commodity prices jumped as global gross domestic product (GDP) recovered and China stepped up its industrial buying, while more investors moved into real assets hoping that the massive global easing would eventually push prices higher.
What factors affected the Fund’s performance during its fiscal year?
Duff & Phelps Investment Management Co. became the subadviser of the Fund effective February 28, 2020. Performance of the Fund prior thereto is that of a different manager.
The Fund lost 8.50% during the fiscal year, significantly trailing the broader market index, as many of the real asset sectors struggled. Oil, as measured by West Texas Intermediate (WTI), fell more than 25%; broader commodities, as measured by the Invesco DB Commodity Index Exchange-Traded Fund (ETF), fell 11.5%; and natural resource stocks, as measured by the SPDR S&P Global Natural Resources ETF, fell 9.5%. The only real asset classes to post strong performance were gold, which was up 25%, as measured by the Invesco Gold ETF; and Treasury Inflation-Protected Securities (TIPS), which were up 9.7%, as measured by the Schwab U.S. TIPS ETF.
The biggest contributors to Fund performance were gold and TIPS. Both benefitted from the flight to quality as the pandemic set in. The next three best performers were agriculture, currencies, and coal. All three of these were sold in early March, when Duff & Phelps Investment Management took over as the new subadviser and the Fund shifted to a real asset strategy. Hence, all three were out of the Fund in March and April, when commodities were hit the hardest.
The biggest detractor from performance was the natural resource sector, which was hurt significantly by falling commodity prices and the global economic slowdown. The next biggest detractor was the midstream energy sector, which, like the broader energy sector, was impacted by the plunge in oil prices and negative investor sentiment. The next three biggest detractors were global real estate, commodities, and global listed infrastructure. The Fund’s overweight positions in real estate and listed infrastructure compounded the negative effect.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Infrastructure: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations such as local economic and political conditions, regulatory changes, and environmental issues.
Natural Resources: Investment in natural resources industries may be significantly affected by events relating to International political and economic developments, energy conservation, the success of
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Real Asset Fund (Continued)
exploration projects commodity prices, taxes and other governmental regulations.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Inflation-Linked Investments: Inflation-linked investments may react differently than other fixed income securities to changes in interest rates. Generally, the value of an inflation-linked security will fall when real interest rates rise and will rise when real interest rates fall.
Master Limited Partnerships: Investments in MLPs may be adversely impacted by interest rates, tax law changes, regulation, or factors affecting underlying assets.
Exchange-Traded Funds (ETF): The value of an ETF may be more volatile than the underlying portfolio of securities it is designed to track. The costs to the Fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.
Fund of Funds: Because the Fund can invest in other funds, it bears its proportionate share of the operating expenses and management fees of, and may be adversely affected by, the underlying fund(s).
Affiliated Funds: The Fund’s adviser may select and substitute affiliated and/or unaffiliated funds, which may create a conflict of interest.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Affiliated Mutual Funds	70%
Exchange-Traded Funds	28
Short-Term Investment	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Real Asset Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-8.50%	2.01%	1.66%
Class A shares at POP[3,4]	-13.76	0.81	1.06
Class C shares at NAV[2] and with CDSC[4]	-9.25 [5]	1.23	0.89
Class I shares at NAV[2]	-8.32	2.25	1.91
Alternatives Diversifier Composite Benchmark[6]	-10.28	0.88	1.46
MSCI All Country World Index (net)[6]	10.44	10.30	8.55
S&P 500® Index[6]	15.15	14.15	13.74
Fund Expense Ratios[7]: Class A shares: 1.41%; Class C shares: 2.15%; Class I shares: 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The Fund changed its primary benchmark during the year to the MSCI All Country World Index (net). The Fund’s new subadviser believes the MSCI All Country World Index (net) better reflects the markets and securities in which the Fund is invested than the Fund’s previous benchmark, the S&P 500® Index.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: VAPAX
Class C: VAPCX
Class I: VAPIX
Class R6: VRPAX
FORT Trend Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
FORT Investment Management LP
FORT Investment Management LP (“FORT”) became the subadviser of the Fund effective September 1, 2020. Performance of the Fund prior thereto is that of a different subadviser.
■	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -4.02%, Class C shares at NAV returned -4.72%, Class I shares at NAV returned -3.77%, and Class R6 shares at NAV returned -3.68%. For the same period, the ICE BofA 3-month U.S. Treasury Bill Index, which serves as both the broad-based equity index and the style-specific index, returned 1.10%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
From September 30, 2019, through September 30, 2020, the U.S. stock market, as measured by the S&P 500® Index, rose 15.15%. The period saw considerable volatility as fear from the global pandemic built, and the markets considered the magnitude of the negative economic impact.
The period began with a robust fourth quarter for U.S. equity investors. The final three months of 2019 saw the S&P 500® Index rise over 9%. At the beginning of 2020, the market maintained its upward trajectory, but that was cut short by the sudden arrival of COVID-19. From February 20 through March 23, the S&P 500® Index fell over 33%, constituting one of the worst drawdowns since the financial crisis in 2008. The pandemic disrupted multiple industries, with airlines, casinos & games, and leisure the most negatively impacted, as consumers saw shelter-in-place policies across the globe and widespread closures. On the flip-side, some areas of the U.S. market performed exceptionally well. Online retailers such as Amazon received a big boost, as consumers could not go into stores to make purchases. Additionally, workspace solutions like Zoom, within the telecom services industry, became pivotal for work-from-home employees. When it became impossible to host in-person gatherings, the name saw a massive rally.
As the initial shock in the spring abated and more optimism built on headlines pointing to a potential vaccine, parts of the U.S. stock market continued their recovery. However, that optimism translated in only a few select areas, and mainly in the five big technology firms of Alphabet, Amazon, Apple, Facebook, and Microsoft. COVID-19 continued to negatively impact sectors such as energy. This was due to lack of demand, as the market for transport fuel shrank and planes were grounded. Not helping matters was the glut of new oil supply from Saudi Arabia that entered the market in early March. However, an agreement reached in mid-April ultimately helped to stabilize oil prices. With the help of those large technology companies, by August 10, 2020, the S&P 500® Index had recovered from its March lows. The month of August proved strong overall, with the S&P 500® Index up 7.19% and only a handful of down days, none posting a larger decline than 0.80%.
September 2020 marked the first down month in five months, with the S&P 500® Index losing 3.80%. However, the third quarter overall was positive, with a gain of 8.93%. The U.S. market in September was characterized by concern and uncertainty over school openings and the potential for increased closures through the fall and winter. Also weighing heavily on markets was the lack of further economic relief legislation, with elected officials unable to reach agreement on another stimulus package. As the quarter ended, the market turned its focus to the upcoming presidential election, the level of economic reopening, and progress toward a potential coronavirus treatment.
What factors affected the Fund’s performance during its fiscal year?
The Fund trailed the S& P 500® Index for the year ended September 30, 2020. The gap stemmed from the market collapse in March 2020 and the defensive measures taken by the Fund in response. The Fund started to build a substantial cash position beginning in mid-March 2020, as the global pandemic and economic fallout began to take shape. By the end of March, equities were sold, and the Fund was fully allocated to cash. However, the U.S. market recovered in April and was up over 12% due to Federal Reserve (Fed) stimulus measures. Its defensive positioning left the Fund ill-equipped to participate in the robust recovery that followed, and the Fund lagged the market.
The Fund’s methodology uses the 200-day moving average of both the S&P 500® Index and the individual S&P 500® Index subindustries. As the months progressed and a clear uptrend emerged, the Fund began to transition back toward equities. However, while stocks began to recover, most of the Fund remained in cash through April and May, leading to underperformance. The beginning of June marked the first time in three months that the Fund was fully invested in equities.
These “v-shaped” events proved difficult for the Fund to navigate. As with similar market events in 2015 and 2016, the Fund’s defense mechanism, which was intended to protect investors from significant market downturns, was unable to adjust quickly to the market moving from panic to euphoria in a matter of weeks or even days.
That said, the Fund tracked the index more closely during the remainder of the prior subadviser’s tenure, which ended on August 31, 2020. Beginning September 1, 2020, FORT assumed management of the Fund. From September 1, 2020, to September 30, 2020, the S&P 500® Index was down 3.80%, the ICE BofA 3-month U.S. Treasury Bill Index returned 0.01%, and the Fund was up 1.02%.
The preceding information is the opinion of the Fund’s prior subadviser only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Quantitative Model: Investments selected using quantitative models may perform differently from the market as a whole or from their expected
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

FORT Trend Fund (Continued)
performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Commodity and Commodity-Linked Instruments: Commodity and commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counterparty risk.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Leverage: When a fund leverages its portfolio by certain types of transactions or instruments, including derivatives, the Fund may liquidate positions at an unfavorable time, and its value more volatile.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the fund replaces the security.
Portfolio Turnover: The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Short-Term Investments		100%
Money Market Mutual Fund	6%
U.S. Government Securities	94
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

FORT Trend Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-4.02%	3.69%	5.54%	— %	—
Class A shares at POP[3,4]	-9.54	2.47	4.91	—	—
Class C shares at NAV[2] and with CDSC[4]	-4.72	2.95	4.77	—	—
Class I shares at NAV[2]	-3.77	3.94	5.80	—	—
Class R6 shares at NAV[2]	-3.68	4.08	—	1.35	11/12/14
S&P 500® Index[5]	15.15	14.15	13.74	11.11 [6]	—
ICE BofA 3-month U.S. Treasury Bill Index[5]	1.10	1.20	0.64	1.09 [6]	—
Fund Expense Ratios[7]: Class A shares: 1.56%; Class C shares: 2.30%; Class I shares: 1.31%; Class R6 shares: 1.21%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The Fund changed its primary benchmark during the year to the ICE BofA 3-month U.S. Treasury Bill Index. The Fund’s new subadviser believes the ICE BofA 3-month U.S. Treasury Bill Index better reflects the markets and securities in which the Fund is invested than the Fund’s previous benchmark, the S&P 500® Index.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: VAESX
Class C: VCESX
Class I: VIESX
Class R6: VRESX
KAR Emerging Markets Small-Cap Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Fund is non-diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 25.70%, Class C shares at NAV returned 24.75%, Class I shares at NAV returned 26.01%, and Class R6 shares at NAV returned 26.13%. For the same period, the MSCI Emerging Markets Small Cap Index (net), which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 6.89%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
Equity investors enjoyed solid returns in 2019 and then went for a roller coaster ride in the first quarter of 2020, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Markets continued to forge ahead, and experienced a garden-variety correction during the first few weeks of September, as some rotation started to occur. Stocks continued to advance, however, and closed the fiscal year on a positive trend.
For the fiscal year ended September 30, 2020, the S&P 500® Index returned 15.15%, while small-capitalization stocks, as represented by the Russell 2000® Index, turned slightly positive, delivering a gain of 0.39%. International developed markets, as measured by the MSCI EAFE Index (net), pushed into positive territory with a 0.49% return, while the MSCI Emerging Markets Index (net) surged to gain 10.54% for the 12-month period. Value stocks significantly underperformed growth stocks over the fiscal year, with the Russell 1000® Value Index returning -5.03% and the Russell 1000® Growth Index up 37.53%. Value indexes contain many more businesses that were adversely affected by COVID-19. Conversely, many growth companies benefited from the work-from-home environment brought about by the pandemic
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the MSCI Emerging Markets Small Cap Index, during the fiscal year ended September 30, 2020. Strong stock selection and an overweight in communication services, as well as strong stock selection in industrials, contributed to performance. Poor stock selection and an underweight in health care, as well as poor stock selection in consumer staples, detracted from performance.
The biggest contributors to performance during the period were Sea and WebCash.
•	Sea outperformed materially during the period as the company continued to report strong results and rapid growth in size. Because Sea is an internet-based business, it was relatively less impacted by the virus-led lockdowns.
•	WebCash outperformed as the company reported solid results with continued growth in the number of new customers.
•	Other top contributors included NICE Information Service, IndiaMART, and Voltronic Power Technology.
The biggest detractors from performance during the period were Distell Group and Compania Cervecerias Unidas.
•	Distell underperformed because it operates in many African countries that were hard-hit by lower oil prices, and faced economic challenges and wild currency fluctuations. While management performed well despite the tough environment, the challenging external conditions caused us to lose confidence in the future prospects of the company. We exited our position during the first half of the fiscal year.
•	Compania Cervecerias Unidas (CCU) underperformed for several reasons. First, the closure of restaurants and bars negatively impacted sales. Second, margins were pressured by inflation in Argentina and the weakening Chilean peso and Argentine peso relative to the U.S. dollar. Finally, AmBev threatened the company’s market share in Chile by signing a distribution agreement with Coca-Cola bottler Andina. Our initial thesis was premised on the company possessing a defensible market share and the ability to offset inflation with higher prices. With both of these in doubt, we sold our shares during the fiscal year.
•	Other top detractors included PT ACE Hardware Indonesia, Corporacion Moctezuma, and Haw Par.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Emerging Markets Small-Cap Fund (Continued)
hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Industrials	33%
Communication Services	22
Information Technology	14
Consumer Staples	11
Consumer Discretionary	7
Financials	5
Health Care	2
Other (includes short-term investment)	6
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Emerging Markets Small-Cap Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	25.70%	15.22%	7.71%	12/17/13
Class A shares at POP[3,4]	18.47	13.87	6.77	12/17/13
Class C shares at NAV[2] and with CDSC[4]	24.75	14.34	6.90	12/17/13
Class I shares at NAV[2]	26.01	15.48	7.96	12/17/13
Class R6 shares at NAV[2]	26.13	—	20.31	8/1/19
MSCI Emerging Markets Small Cap Index (net)	6.89	4.60	— [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.91%, Net 1.87%; Class C shares: Gross 2.63%, Net 2.62%; Class I shares: Gross 1.68%, Net 1.62%; Class R6 shares: Gross 1.63%, Net 1.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 17, 2013 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 3.96% from the inception date of Class R6 shares and 2.22% from the inception date of Class A shares, Class C shares, and Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: VISAX
Class C: VCISX
Class I: VIISX
Class R6: VRISX
KAR International Small-Cap Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Fund is non-diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 14.98%, Class C shares at NAV returned 14.07%, Class I shares at NAV returned 15.28%, and Class R6 shares at NAV returned 15.35%. For the same period, the MSCI World ex USA Small Cap Index (net), which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 6.97%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
Equity investors enjoyed solid returns in 2019 and then went for a roller coaster ride in the first quarter of 2020, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Markets continued to forge ahead, and experienced a garden-variety correction during the first few weeks of September, as some rotation started to occur. Stocks continued to advance, however, and closed the fiscal year on a positive trend.
For the fiscal year ended September 30, 2020, the S&P 500® Index returned 15.15%, while small-capitalization stocks, as represented by the Russell 2000® Index, turned slightly positive, delivering a gain of 0.39%. International developed markets, as measured by the MSCI EAFE Index (net), pushed into positive territory with a 0.49% return, while the MSCI Emerging Markets Index (net) surged to gain 10.54% for the 12-month period. Value stocks significantly underperformed growth stocks over the fiscal year, with the Russell 1000® Value Index returning -5.03% and the Russell 1000® Growth Index up 37.53%. Value indexes contain many more businesses that were adversely affected by COVID-19. Conversely, many growth companies benefited from the work-from-home environment brought about by the pandemic.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the MSCI World ex USA Small Cap Index (net), during the fiscal year ended September 30, 2020. Strong stock selection in financials, as well as strong stock selection and an overweight in communication services, contributed to performance. Underweight positions and poor stock selection in health care and materials detracted from performance.
The biggest contributors to performance during the period were Mercari and Bouvet.
•	Mercari’s e-commerce activity increased substantially following the onset of the global pandemic.
•	Bouvet had strong underlying results during the fiscal year. In addition, it was announced in May that the company would be added to the Oslo Bors Benchmark Index. The stock rallied significantly following this announcement.
•	Other top contributors included Scout24, Voltronic Power Technology, and SimCorp.
The biggest detractors from performance during the period were Pason Systems and En-Japan.
•	The stock price of Pason Systems suffered, along with those of other energy-related stocks, as an unfavorable balance between supply and demand weighed on oil prices. The company’s competitive position and balance sheet remain strong, and we believe the current valuation is attractive. Therefore, we continued to hold it as of the end of the Fund’s fiscal year.
•	We concluded that En-Japan’s competitive position was not as strong as we originally believed, and exited our position in the first half of the fiscal year.
•	Other top detractors included Haw Par, Ascential, and Compania Cervecerias Unidas (CCU).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR International Small-Cap Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Industrials	29%
Communication Services	21
Information Technology	14
Financials	13
Consumer Staples	6
Health Care	4
Consumer Discretionary	4
Other (includes short-term investment)	9
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR International Small-Cap Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	14.98%	14.38%	11.63%	9/5/12
Class A shares at POP[3,4]	8.37	13.03	10.81	9/5/12
Class C shares at NAV[2] and with CDSC[4]	14.07	13.55	10.80	9/5/12
Class I shares at NAV[2]	15.28	14.67	11.91	9/5/12
Class R6 shares at NAV[2]	15.35	14.79	10.34	11/12/14
MSCI World ex USA Small Cap Index (net)	6.97	6.80	— [5]	—
Fund Expense Ratios[6]: Class A shares: 1.55%; Class C shares: 2.29%; Class I shares: 1.30%; Class R6 shares: 1.19%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 5.11% from the inception date of Class R6 shares and 6.96% from the inception date of Class A shares, Class C shares, and Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: VKIAX
Class C: VKICX
Class I: VKIIX
Class R6: VKIRX
KAR International Small-Mid Cap Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Fund is non-diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.
■	From October 1, 2019 (inception date) through September 30, 2020, the Fund’s Class A shares at NAV returned 29.30%*, Class C shares at NAV returned 28.30%*, Class I shares at NAV returned 29.60%*, and Class R6 shares at NAV returned 29.70%*. For the same period, the MSCI ACWI ex USA SMID Cap Index (net), the Fund’s broad-based and style-specific index appropriate for comparison, returned 5.11%*.
   * Returns less than 1 year are not annualized.
How did the markets perform during the fiscal period from October 1, 2019, through September 30, 2020?
Equity investors enjoyed solid returns in 2019 and then went for a roller coaster ride in the first quarter of 2020, as markets around the world declined due to the COVID-19 pandemic, which necessitated an almost complete shutdown of economic activity. After a nosedive first quarter of 2020, the S&P 500® Index recovered in the following three months to have its best quarter in over 20 years, erasing most of the first-quarter loss. With aggressive stimulus from governments around the world flowing into the markets as a backstop to the global health crisis, the S&P 500® Index made a new high in the third quarter of 2020, just 103 days after sliding 35%. That is the fastest-ever recovery from a decline greater than 30%. Markets continued to forge ahead, and experienced a garden-variety correction during the first few weeks of September, as some rotation started to occur. Stocks continued to advance, however, and closed the fiscal year on a positive trend.
For the fiscal year ended September 30, 2020, the S&P 500® Index returned 15.15%, while small-capitalization stocks, as represented by the Russell 2000® Index, turned slightly positive, delivering a gain of 0.39%. International developed markets, as measured by the MSCI EAFE Index (net), pushed into positive territory with a 0.49% return, while the MSCI Emerging Markets Index (net) surged to gain 10.54% for the 12-month period. Value stocks significantly underperformed growth stocks over the fiscal year, with the Russell 1000® Value Index returning -5.03% and the Russell 1000® Growth Index up 37.53%. Value indexes contain many more businesses that were adversely affected by COVID-19. Conversely, many growth companies benefited from the work-from-home environment brought about by the pandemic.
What factors affected the Fund’s performance from its inception on from October 1, 2019, through September 30, 2020?
The Fund outperformed its benchmark, the MSCI ACWI ex USA SMID Cap Index (net), during the fiscal year ended September 30, 2020. Strong stock selection in communication services, as well as strong stock selection and an overweight in information technology, contributed to performance. Poor stock selection and underweight positions in health care and consumer staples detracted from performance.
The biggest contributors to performance during the period were Mercari and Adevinta.
•	Mercari’s e-commerce activity increased substantially following the onset of the global pandemic.
•	Adevinta owns a number of leading online classified ad platforms around the world. During the period, Adevinta announced an agreement to buy eBay Classifieds Group, which led to a sharp increase in the company’s share price.
•	Other top contributors included Voltronic Power Technology, Freee K.K., and Scout24.
The biggest detractors from performance during the period were Pason Systems and En-Japan.
•	The stock price of Pason Systems suffered, along with those of other energy-related stocks, as an unfavorable balance between supply and demand weighed on oil prices. The company’s competitive position and balance sheet remain strong, and we believe the current valuation is attractive. Therefore, we continued to hold it as of the end of the Fund’s fiscal year.
•	We concluded that En-Japan’s competitive position was not as strong as we originally believed, and exited our position in the first half of the fiscal year.
•	Other top detractors included Ascential, Haw Par, and CAE.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR International Small-Mid Cap Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Industrials	29%
Communication Services	24
Information Technology	18
Financials	9
Consumer Discretionary	6
Health Care	3
Energy	2
Other (includes short-term investment)	9
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR International Small-Mid Cap Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	Since inception	Inception date
Class A shares at NAV[2]	29.30%	10/1/19
Class A shares at POP[3,4]	21.87	10/1/19
Class C shares at NAV[2] and with CDSC[4]	28.30	10/1/19
Class I shares at NAV[2]	29.60	10/1/19
Class R6 shares at NAV[2]	29.70	10/1/19
MSCI ACWI ex USA SMID Cap Index (net)	5.11 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 2.02%, Net 1.45%; Class C shares: Gross 2.77%, Net 2.20%; Class I shares: Gross 1.77%, Net 1.20%; Class R6 shares: Gross 1.76%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2019 (inception date of the Fund), for Class A shares, Class C shares, Class I shares, and Class R6 shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: VAAAX
Class C: VAACX
Class I: VAISX
Rampart Multi-Asset Trend Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Rampart Investment Management Company, LLC
■	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -0.30%, Class C shares at NAV returned -1.00%, and Class I shares at NAV returned -0.02%. For the same period, the Dow Jones Global Moderate Portfolio IndexSM, the Fund’s style-specific index appropriate for comparison, returned 6.48%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
From September 30, 2019, through September 30, 2020, the U.S. stock market, as measured by the S&P 500® Index, rose 15.15%. The period saw considerable volatility as fear from the global pandemic built, and the markets considered the magnitude of the negative economic impact.
The period began with a robust fourth quarter for U.S. equity investors. The final three months of 2019 saw the S&P 500® Index rise over 9%. At the beginning of 2020, the market maintained its upward trajectory, but that was cut short by the sudden arrival of COVID-19. From February 20 through March 23, the S&P 500® Index fell over 33%, constituting one of the worst drawdowns since the financial crisis in 2008. The pandemic disrupted multiple industries, with airlines, casinos & games, and leisure the most negatively impacted, as consumers saw shelter-in-place policies across the globe and widespread closures. On the flip-side, some areas of the U.S. market performed exceptionally well. Online retailers such as Amazon received a big boost, as consumers could not go into stores to make purchases. Additionally, workspace solutions like Zoom, within the telecom services industry, became pivotal for work-from-home employees. When it became impossible to host in-person gatherings, the name saw a massive rally.
As the initial shock in the spring abated and more optimism built on headlines pointing to a potential vaccine, parts of the U.S. stock market continued their recovery. However, that optimism translated in only a few select areas, and mainly in the five big technology firms of Alphabet, Amazon, Apple, Facebook, and Microsoft. COVID-19 continued to negatively impact sectors such as energy. This was due to lack of demand, as the market for transport fuel shrank and planes were grounded. Not helping matters was the glut of new oil supply from Saudi Arabia that entered the market in early March. However, an agreement reached in mid-April ultimately helped to stabilize oil prices. With the help of those large technology companies, by August 10, 2020, the S&P 500® Index had recovered from its March lows. The month of August proved strong overall, with the S&P 500® Index up 7.19% and only a handful of down days, none posting a larger decline than 0.80%.
September 2020 marked the first down month in five months, with the S&P 500® Index losing 3.80%. However, the third quarter overall was positive, with a gain of 8.93%. The U.S. market in September was characterized by concern and uncertainty over school openings and the potential for increased closures through the fall and winter. Also weighing heavily on markets was the lack of further economic relief legislation, with elected officials unable to reach agreement on another stimulus package. As the quarter ended, the market turned its focus to the upcoming presidential election, the level of economic reopening, and progress toward a potential coronavirus treatment.
What factors affected the Fund’s performance during its fiscal year?
The Fund trailed the Dow Jones Global Moderate Portfolio Index by 6.7% for the 12 months ended September 30, 2020. This underperformance was driven by the Fund’s underinvestment in U.S. and global equities after drastic measures were taken in mid-March 2020 to protect investors from market turbulence.
The Fund was tracking the benchmark well for the first five-plus months of the fiscal year. The Fund began to reduce exposure to global equities early in 2020, beginning with Hong Kong and then Brazil. Exposure to Taiwan had been removed from the Fund long before. The paths began to diverge significantly around the third week of March. At this point, global markets appeared to be in outright free-fall. The Fund made an aggressive move to cash, replacing all of the remaining long equity exposure with cash by March 18th.
The positive outcome of this move was that investors were fully protected as the market reached its lows in late March. For the rest of the period, when the stock market was in an extremely risky state – with the CBOE Volatility Index (VIX®) above 40 – the Fund was safe, free of exposure to stocks.
The negative outcome of this move was that the Fund was not prepared for the sharp recovery that followed the lows of March. Within just three months, the market had re-captured its year-end 2019 levels – and the majority of this recovery occurred before the Fund had become fully reinvested.
Once the market had recovered, the Fund outperformed the Dow Jones Global Moderate Portfolio Index significantly for the remainder of the fiscal year. Unfortunately, this was far from enough to make up for the underinvestment during the sharp rebound.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Multi-Asset Trend Fund (Continued)
in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Commodity and Commodity-Linked Instruments: Commodity and commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counterparty risk.
Fund of Funds: Because the Fund can invest in other funds, it bears its proportionate share of the operating expenses and management fees of, and may be adversely affected by, the underlying fund(s).
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Exchange-Traded Funds (ETF): The value of an ETF may be more volatile than the underlying portfolio of securities it is designed to track. The costs to the Fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.
Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Exchange-Traded Funds		64%
Common Stocks		36
Consumer Discretionary	9%
Industrials	7
Information Technology	5
Materials	4
Communication Services	3
All Other Common Stocks	8
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Multi-Asset Trend Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-0.30%	2.98%	2.76%	3/15/11
Class A shares at POP[3,4]	-6.03	1.77	2.13	3/15/11
Class C shares at NAV[2] and with CDSC[4]	-1.00	2.23	2.01	3/15/11
Class I shares at NAV[2]	-0.02	3.25	3.02	3/15/11
Dow Jones Global Moderate Portfolio IndexSM	6.48	7.60	6.72 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.89%, Net 1.81%; Class C shares: Gross 2.63%, Net 2.56%; Class I shares: Gross 1.65%, Net 1.56%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: PWBAX
Class C: PWBCX
Class I: VARIX
Rampart Sector Trend Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Rampart Investment Management Company, LLC.
■	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -2.53%, Class C shares at NAV returned -3.29%, and Class I shares at NAV returned -2.33%. For the same period, the S&P 500® Index, which serves as both the broad-based equity index and the Fund’s style-specific index, returned 15.15%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
From September 30, 2019, through September 30, 2020, the U.S. stock market, as measured by the S&P 500® Index, rose 15.15%. The period saw considerable volatility as fear from the global pandemic built, and the markets considered the magnitude of the negative economic impact.
The period began with a robust fourth quarter for U.S. equity investors. The final three months of 2019 saw the S&P 500® Index rise over 9%. At the beginning of 2020, the market maintained its upward trajectory, but that was cut short by the sudden arrival of COVID-19. From February 20 through March 23, the S&P 500® Index fell over 33%, constituting one of the worst drawdowns since the financial crisis in 2008. The pandemic disrupted multiple industries, with airlines, casinos & games, and leisure the most negatively impacted, as consumers saw shelter-in-place policies across the globe and widespread closures. On the flip-side, some areas of the U.S. market performed exceptionally well. Online retailers such as Amazon received a big boost, as consumers could not go into stores to make purchases. Additionally, workspace solutions like Zoom, within the telecom services industry, became pivotal for work-from-home employees. When it became impossible to host in-person gatherings, the name saw a massive rally.
As the initial shock in the spring abated and more optimism built on headlines pointing to a potential vaccine, parts of the U.S. stock market continued their recovery. However, that optimism translated in only a few select areas, and mainly in the five big technology firms of Alphabet, Amazon, Apple, Facebook, and Microsoft. COVID-19 continued to negatively impact sectors such as energy. This was due to lack of demand, as the market for transport fuel shrunk and planes were grounded. Not helping matters was the glut of new oil supply from Saudi Arabia that entered the market in early March. However, an agreement reached in mid-April ultimately helped to stabilize oil prices. With the help of those large technology companies, by August 10, 2020, the S&P 500® Index had recovered from its March lows. The month of August proved strong overall, with the S&P 500® Index up 7.19% and only a handful of down days, none posting a larger decline than 0.80%.
September 2020 marked the first down month in five months, with the S&P 500® Index losing 3.80%. However, the third quarter overall was positive, with a gain of 8.93%. The U.S. market in September was characterized by concern and uncertainty over school openings and the potential for increased closures through the fall and winter. Also weighing heavily on markets was the lack of further economic relief legislation, with elected officials unable to reach agreement on another stimulus package. As the quarter ended, the market turned its focus to the upcoming presidential election, the level of economic reopening, and progress toward a potential coronavirus treatment.
What factors affected the Fund’s performance during its fiscal year?
The Fund trailed the S& P 500® Index by about 17% for the 12 months ended September 30, 2020. This underperformance was driven by the Fund’s underinvestment in U.S. equities after drastic measures were taken in mid-March 2020 to protect investors from market turbulence.
The Fund was tracking the S&P 500® Index well for the first five-plus months of the fiscal year. The paths began to diverge significantly around the third week of March. At this point, the U.S. market appeared to be in outright free-fall. The Fund made an aggressive move to cash, replacing all of its long equity exposure with cash by March 18th.
The positive outcome of this move was that investors were fully protected as the market reached its lows in late March. For the rest of the period, when the stock market was in an extremely risky state – with the CBOE Volatility Index (VIX®) above 40 – the Fund was safe, free of exposure to stocks.
The negative outcome of this move was that the Fund was not prepared for the sharp recovery that followed the lows of March. Within just three months, the market had re-captured its year-end 2019 levels – and the majority of this recovery occurred before the Fund had become fully reinvested.
Once the market had recovered, the Fund outperformed the S&P 500® Index significantly for the remainder of the fiscal year. Unfortunately, this was far from enough to make up for the underinvestment during the sharp rebound.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Allocation: The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Sector Trend Fund (Continued)
infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Information Technology	20%
Health Care	20
Consumer Discretionary	20
Communication Services	20
Materials	10
Consumer Staples	5
Industrials	5
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Sector Trend Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-2.53%	4.74%	7.60%
Class A shares at POP[3,4]	-8.14	3.51	6.96
Class C shares at NAV[2] and with CDSC[4]	-3.29	3.94	6.80
Class I shares at NAV[2]	-2.33	4.98	7.86
S&P 500® Index	15.15	14.15	13.74
Fund Expense Ratios[5]: Class A shares: 1.01%; Class C shares: 1.77%; Class I shares: 0.78%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: NWWOX
Class C: WWOCX
Class I: WWOIX
Class R6: VRGOX
Vontobel Global Opportunities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Vontobel Asset Management, Inc.
■	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 16.03%, Class C shares at NAV returned 15.19%, Class I shares at NAV returned 16.41%, and Class R6 shares at NAV returned 16.59%. For the same period, the MSCI All Country World Index (net), which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 10.44%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The MSCI All Country World Index (net) (the Index) was positive in the fiscal first quarter, negative in the second quarter, and positive in the fiscal third and fourth quarters.
The Index advanced 8.95% in the final three months of 2019, fueled by positive developments including a “phase one” trade deal between the U.S. and China, and a resounding victory for the Conservative party in the British elections, which paved the way for the easy passage of Prime Minister Boris Johnson’s Brexit plan. Easing geopolitical concerns, combined with improving economic factors, bolstered markets. In the U.S., annualized gross domestic product (GDP) growth was revised upward, while the trade deficit narrowed to its lowest level since 2016. Eurozone GDP growth beat expectations, although the rise was marginal. In China, GDP growth missed expectations, and industrial profits fell sharply in October 2020. But figures released in December showed that profits had turned around, while manufacturing expanded at its fastest pace in three years. In contrast, the picture in India darkened as economic growth slowed. Stimulating growth was also a common concern in Latin America. Mexico unveiled a $43 billion infrastructure investment plan after revised figures showed that its economy had slipped into recession. On a positive note, in Brazil, President Jair Bolsonaro’s pension reform bill passed, spurring hopes of further reforms.
The fight to contain COVID-19 and its impact on the global economy dominated market movements in the first quarter of 2020. The Index returned -21.37% as global lockdown measures combined with an emerging oil price war to undermine investor confidence. Although U.S. equities started 2020 with optimism, the selloff accelerated in March as the outbreak became a global pandemic. The U.S. Federal Reserve (the Fed) cut interest rates in two successive moves in an attempt to shore up the economy and market confidence. The second cut was accompanied by $700 billion to purchase U.S. Treasuries and mortgage bonds. Following the Fed’s steps and a spike in unemployment claims, the U.S. Congress pushed through a $2 trillion fiscal program. The European Central Bank (ECB) unveiled plans to buy €750 billion of bonds and said it had “no limits” in its defense of the eurozone economy. Emerging markets endured declines similar to those in developed markets as the virus spread around the globe. China, first into the crisis, imposed stringent lockdowns, and activity slumped as a result. But toward the end of March, some green shoots began to appear as restrictions were eased. India imposed lockdown measures on short notice in March to slow the spread of the virus, putting pressure on the already slowing economy. In Latin America, the Brazilian and Mexican administrations drew criticism for their relaxed responses to the coronavirus crisis.
The MSCI All Country World Index (net) returned 19.22% in the second quarter of 2020 as investors looked past the deepening economic crisis. U.S. equities led the global rebound, thanks to rapid and extensive fiscal and monetary stimulus. By June, Congress’s initial $2 trillion fiscal support package had grown to over $3 trillion. The Fed, meanwhile, pledged unlimited support, increasing its balance sheet to over $7 trillion as it bought up Treasuries and corporate bonds. As U.S. equities climbed, the economy continued to struggle. By quarter end, however, several economic indicators started to improve as some lockdown measures were gradually lifted and the economy started to reopen. In Europe, stimulus measures flowed within member countries and across the EU. While the pace varied, European countries began reopening in the second half of the quarter, as they sought to kick-start their economies before the summer season. Emerging market (EM) equities followed a similar path to those of the developed markets, although EM countries showed a greater variation in policy response to the pandemic. The Chinese government implemented stimulus measures that were equivalent to more than 6% of nominal GDP. The Chinese economy continued to reopen, while other emerging markets such as India and Brazil, remained in the thick of the pandemic. Late in the second quarter of 2020, Latin America became the epicenter of the COVID-19 pandemic. Brazil’s toll of infections and deaths became the world’s second highest, and the economy contracted. A similar spike in COVID-19 cases hampered Mexico’s attempt to reopen its economy.
Global markets continued to advance in the third quarter of 2020, as investors were encouraged by the global monetary and fiscal response to the pandemic, the reopening of some economies, and accelerated vaccine development. The MSCI All Country World Index (net) delivered a return of 8.13%. The U.S. helped drive the market recovery, as the promise of supportive long-term policy boosted market confidence. The Fed’s pledge to tolerate higher levels of inflation cemented expectations that interest rates would remain at or close to zero for a protracted period. The relaxation of lockdown restrictions in Europe contributed to a spike in cases. However, governments took a more selective approach to managing the crisis, focusing on localized measures to limit the negative economic impact. As new COVID-19 cases in Europe soared into the thousands, China’s infection rate at the end of September remained lower, enabling the authorities to push ahead with reopening plans. China delivered GDP growth that, along with other measures, pointed to ongoing pickup in the third quarter. Infection rates and fatalities in India rose sharply as the country wrestled to impose lockdown restrictions on large parts of its migrant worker population. Its GDP contracted significantly, making it one of the worst-hit countries in the world. Latin America’s largest country also struggled with the practicality of fighting the virus, as well as the cost of minimizing its economic impact. Emergency cash handouts to Brazil’s poorest contributed to an
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Global Opportunities Fund (Continued)
improved outlook, but also fueled investor concerns that the government might abandon its spending cap. Mexico, already in recession before the impact of COVID-19, bucked the stimulus trend by sticking to tough austerity measures, leading to expectations of a slower rebound.
What factors affected the Fund’s performance during its fiscal year?
The Fund outpaced its benchmark, the MSCI All Country World Index (net), for the 12 months ended September 30, 2020. The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance, and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.
Stocks that helped absolute performance
•	Amazon held up well during the crisis thanks in part to the increased demand for fresh food and household goods during the COVID-19 outbreak. The company invested heavily in its one-day shipping logistics and was well-placed to meet the surge in demand for e-commerce in the U.S. and globally as a result. The company reported stronger-than-expected results for the second quarter and guidance into the third quarter, as North American e-commerce growth rates remained strong. Amazon Web Services (AWS) also sustained a high level of growth. Amazon is the leading player in e-commerce in North America, and has leading positions in several markets in Europe, as well as in India and Japan. Amazon achieved this by offering competitive pricing, free shipping for Prime members, and convenience. Amazon also has the leading position globally in Cloud services with AWS.
•	Microsoft’s stock price benefited from expectations for continued strong trends in its Azure business, as cloud computing remains a critical resource for businesses. The company’s core software franchises, such as Office and Windows, remained important during the fiscal year, despite the economic disruption. The company was also the beneficiary of accelerated e-commerce adoption post-COVID-19. Once defined by its reliance on a PC-centric world, Microsoft has successfully transformed into more of a cloud-first company. The company built Azure into a leading public cloud provider, with natural strengths in hybrid cloud (an environment that combines public clouds and private clouds by allowing data and applications to be shared between them) and the ability to sell to enterprises. In addition, the shift to cloud computing drove growth in its traditional franchises, as the company shifts to more of a SaaS (software as a service) model. Under CEO Satya Nadella, Microsoft has become a more open technology company that has been able to go after larger, addressable markets.
•	Alibaba Group, Paypal, and UnitedHealth also helped absolute performance.
Stocks that hurt absolute performance
•	Safran suffered as a result of the travel bans being enforced globally, concerns around the health of the airline and travel industry overall, and the impact of higher unemployment on a travel rebound. Safran is a French aerospace manufacturer with a focus on civil aviation. In particular, Safran is the leading player in engine manufacturing for narrow-body aircraft, which is the fastest growing segment in the civil-aviation space. We like Safran because it has a dominant position in narrow-body engines, with a market share of 100% of Boeing’s 737 fleet, over 50% of Airbus’s A320 fleet, and more than 30,000 engines in operation. Further, we believe the company’s prospects have a high degree of predictability, given that approximately two-thirds of its profits come from the maintenance segment, its engines are in operation for 20-25 years, and it has achieved attractive pricing growth of 3%-5% on spare parts.
•	HDFC Bank declined in the broad market selloff in India earlier in 2020. HDFC Bank is one of the leading private sector banks in India, and a core holding of the Fund. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that have fueled its growth. Because we believe it has the potential to continue to gain market share as its competitors are weakened, we continued to hold the stock at the end of the reporting period.
•	Anheuser-Busch, Martin Marietta, and Bookings Holdings also hurt absolute performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Information Technology	25%
Consumer Discretionary	22
Consumer Staples	15
Health Care	14
Communication Services	10
Financials	6
Industrials	5
Other	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Global Opportunities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	16.03%	13.00%	11.60%	— %	—
Class A shares at POP[3,4]	9.36	11.67	10.94	—	—
Class C shares at NAV[2] and with CDSC[4]	15.19	12.16	10.78	—	—
Class I shares at NAV[2]	16.41	13.31	—	11.93	8/8/12
Class R6 shares at NAV[2]	16.59	—	—	8.64	1/30/18
MSCI All Country World Index (net)	10.44	10.30	8.55	— [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.40%, Net 1.36%; Class C shares: Gross 2.16%, Net 2.11%; Class I shares: Gross 1.17%, Net 1.09%; Class R6 shares: Gross 1.08%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 3.66% from the inception date of Class R6 shares and 9.28% from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through March 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: VGEAX
Class C: VGECX
Class I: VGEIX
Vontobel Greater European Opportunities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Vontobel Asset Management, Inc.
■	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 9.82%, Class C shares at NAV returned 9.01%, and Class I shares at NAV returned 10.06%. For the same period, the MSCI Europe Index (net), which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned -0.79%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The MSCI Europe Index (net) (the Index), in U.S. dollar terms, was positive in the fiscal first quarter, negative in the fiscal second quarter, and positive in the fiscal third and fourth quarters.
The Index rose 8.84% in the final three months of 2019. Progress was made on two of the most persistent issues that had weighed on markets for the last few years. Following months of increasingly encouraging signals, the U.S. and China agreed to “phase one” of a trade deal, which cancelled new tariffs and rolled back some earlier levies. The news unleashed strong gains in the second half of December 2019. Around the same time, a resounding victory for the Conservative party in the British elections paved the way for the easy passage of Prime Minister Boris Johnson’s Brexit plan. The victory drove shares, sterling, and bond prices sharply higher. Eurozone gross domestic product (GDP) growth beat expectations, although the rise was marginal. Germany and the U.K. both dodged recessions as Europe’s services sector was resilient despite manufacturing remaining weak. Incoming European Central Bank (ECB) President Christine Lagarde reiterated her call for countries with budget surpluses to use the headroom for fiscal stimulus to drive faster growth.
The fight to contain COVID-19 and its impact on the global economy dominated market movements in the first quarter of 2020. The Index finished the quarter 22.59% lower. Stock prices fell sharply as global lockdown measures combined with an emerging oil price war to undermine investor confidence. The share selloff accelerated in March as the outbreak became a global pandemic. President Trump announced a block on travel from the European Union (EU). As the quarter progressed, COVID-19 cases and resulting fatalities surged. The escalation prompted strict quarantine rules and closures of non-essential companies and services, resulting in a sharp downturn in business activity. With interest rates already deep in negative territory, the ECB unveiled plans to buy €750 billion of bonds and said it had “no limits” in its defense of the eurozone economy, a move that immediately pushed down borrowing rates across the continent. The U.K.’s Bank of England took interest rates to a new low of 0.1% and announced £200 billion of quantitative easing, among other measures. Governments also quickly enacted fiscal stimulus. Germany shook off its long-held budget rules to borrow over €150 billion and set up a €500 billion fund that could take stakes in struggling companies. France promised a €45 billion aid package for small businesses and €300 billion in loan guarantees. The U.K. similarly put in place £350 billion of loan guarantees and stimulus, while pledging to underwrite worker salaries across affected sectors.
European equity markets bounced back quickly in the second quarter of 2020 as investors looked past worsening economic conditions. Despite ongoing uncertainty, the Index recorded a 15.26% gain. Stimulus measures flowed within member countries and across the EU. Large fiscal packages from the likes of France and Germany were met by the extension of the ECB’s bond-buying program. The U.K. also extended stimulus measures, including majority-payment of workers’ salaries at hard-hit companies until October. However, the government dampened hopes of imminent tax cuts and infrastructure spending as it pushed back the announcement of further actions to the fall. U.K. and
EU negotiators resumed face-to-face talks in June with a view to agreeing a post-Brexit trade deal by the end of October. However, the U.K. continued to rule out extending the transition period beyond the end of 2020, leading to persistent worries about disruption and damage to future trade. While the pace varied, European countries began reopening in the second half of the quarter, as they sought to kick-start their economies before the summer season. Nevertheless, projections for the economic damage showed an extensive hit to GDP across the region in 2020.
European equities shook off an early-September pullback as countries reopened their economies and the hunt for COVID-19 vaccines accelerated. The Index ended the third quarter of 2020 up 4.51%. As expected, the relaxation of lockdown restrictions in Europe contributed to a spike in cases over the summer and into the fall. However, governments took a more selective approach to managing the crisis, focusing on localized measures to limit negative economic impact. While the European Commission’s measure of consumer and business confidence continued to rebound in September, it was still well below the long-term average. Europe faced other challenges as deflation reared its head in the eurozone in August, prompting fears of slowing economic improvement. And the EU’s planned €750 billion recovery fund hit hurdles when European capitals clashed over a rule of law mechanism linking payouts to respect for democracy and the judiciary. Meanwhile, the U.K. government stoked further tensions by planning to introduce new legislation to overwrite parts of the EU divorce treaty, renewing fears of a no-deal Brexit.
What factors affected the Fund’s performance during its fiscal year?
The Fund outpaced its benchmark, the MSCI Europe Index (net), for the fiscal year ended September 30, 2020. The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the 12-month period. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.
Stocks that helped absolute performance
•	SAP: The period saw growing market concerns around slowing spending in enterprise tech. Although information technology (IT) spending was
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Greater European Opportunities Fund (Continued)
stable overall, certain categories which are deemed non-essential have been delayed. Enterprise Resource Planning (ERP) software upgrades have been one of the affected areas. SAP is a German-based global ERP software company. Within large organizations around the world, SAP has a near-monopoly position. ERP runs core operations and hence is difficult and expensive to replace, which leads to high renewal rates. The company reported quarterly results that showed strong indications that SAP’s previous heavy investment in cloud and software-as-a-service (SaaS) should start to trend down. Results indicated that margins and cash flow are improving, and dilution from stock options is declining.
•	Cellnex’s stock price rose in the second quarter of 2020 on market expectations that the company would soon announce new acquisitions. Cellnex is the largest independent tower company in Europe. Historically, European telecommunications companies owned their own tower infrastructure, as a way to differentiate the quality of their network. The needs of the incumbent telecommunications companies (telcos) have changed, however. Control of tower infrastructure is not only less relevant, but also capital inefficient. Today, telcos are seeking to invest in 5G technology, and many are considering selling their tower assets to finance these capital expenditures. Cellnex leads the market by a wide margin, and we believe the company is in a prime position to lead the consolidation in the tower infrastructure space.
•	Flutter Entertainment, Sika AG, and Adyen N.V. also helped absolute performance.
Stocks that hurt absolute performance
•	Safran suffered as a result of the travel bans being enforced globally, concerns around the health of the airline and travel industry overall, and the impact of higher unemployment on a travel rebound. Safran is a French aerospace manufacturer with a focus on civil aviation. In particular, Safran is the leading player in engine manufacturing for narrow-body aircraft, which is the fastest growing segment in the civil-aviation space. We like Safran because it has a dominant position in narrow-body engines, with a market share of 100% of Boeing’s 737 fleet, over 50% of Airbus’s A320 fleet, and more than 30,000 engines in operation. Further, we believe the company’s prospects have a high degree of predictability, given that approximately two-thirds of its profits come from the maintenance segment, its engines are in operation for 20-25 years, and it has achieved attractive pricing growth of 3%-5% on spare parts.
•	Anheuser-Busch: COVID-19 hit alcohol companies hard as bars and restaurants were closed and social gatherings discouraged. Anheuser-Busch InBev (ABI) is the world’s largest brewer, and dominates the beer market in most of the countries in which it operates. The company has roughly one-fourth of global beer volumes and close to one half of global beer profits. Management has historically executed well on its acquisitions and generated high levels of free cash.
•	Bookings Holdings, Vinci, and Amadeus IT Group also hurt absolute performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Geographic Concentration: A fund that focuses its investments in a particular geographic location will be sensitive to financial, economic, political, and other events negatively affecting of that location.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Industrials	21%
Consumer Staples	21
Consumer Discretionary	15
Health Care	14
Information Technology	12
Financials	8
Materials	5
Other	4
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Greater European Opportunities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	9.82%	5.77%	6.68%
Class A shares at POP[3,4]	3.50	4.52	6.05
Class C shares at NAV[2] and with CDSC[4]	9.01	4.98	5.89
Class I shares at NAV[2]	10.06	6.02	6.94
MSCI Europe Index (net)	-0.79	4.24	4.26
Fund Expense Ratios[5]: Class A shares: Gross 2.99%, Net 1.45%; Class C shares: Gross 3.73%, Net 2.20%; Class I shares: Gross 2.72%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Infrastructure Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.8%
Communication Services—3.2%
Cellnex Telecom SA 144A (Spain)(1)	43,235	$ 2,636
Energy—10.2%
Cheniere Energy, Inc. (United States)(2)	29,907	1,384
Enbridge, Inc. (Canada)	83,044	2,425
Kinder Morgan, Inc. (United States)	80,419	992
Pembina Pipeline Corp. (Canada)	36,902	783
TC Energy Corp. (Canada)	40,270	1,692
Williams Cos., Inc. (The) (United States)	53,780	1,057
		8,333

Industrials—28.2%
Aena SME SA 144A (Spain)(1)(2)	21,486	3,005
Atlantia SpA (Italy)(2)	96,578	1,521
Auckland International Airport Ltd. (New Zealand)(2)	262,872	1,276
Canadian Pacific Railway Ltd. (Canada)	7,250	2,207
Ferrovial SA (Spain)	55,343	1,346
Flughafen Zuerich AG (Switzerland)(2)	5,870	807
Norfolk Southern Corp. (United States)	11,941	2,555
Sydney Airport (Australia)(2)	358,792	1,524
Transurban Group (Australia)	345,007	3,523
Union Pacific Corp. (United States)	17,874	3,519
Vinci SA (France)(2)	21,333	1,789
		23,072

Real Estate—10.8%
American Tower Corp. (United States)	21,132	5,108
	Shares	Value

Real Estate—continued
Crown Castle International Corp. (United States)	22,385	$ 3,727
		8,835

Utilities—47.4%
Ameren Corp. (United States)	17,323	1,370
American Electric Power Co., Inc. (United States)	27,751	2,268
American Water Works Co., Inc. (United States)	12,334	1,787
Atmos Energy Corp. (United States)	14,895	1,424
CenterPoint Energy, Inc. (United States)	51,395	994
CMS Energy Corp. (United States)	23,696	1,455
Dominion Energy, Inc. (United States)	44,519	3,514
DTE Energy Co. (United States)	10,134	1,166
Edison International (United States)	25,851	1,314
Enel SpA (Italy)	148,995	1,296
Energias de Portugal SA (Portugal)	286,077	1,407
Essential Utilities, Inc. (United States)	29,221	1,176
Fortis, Inc. (Canada)	34,160	1,397
Iberdrola SA (Spain)	130,643	1,610
National Grid plc (United Kingdom)	198,924	2,284
Naturgy Energy Group SA (Spain)	47,089	945
NextEra Energy, Inc. (United States)	20,066	5,569
NiSource, Inc. (United States)	47,686	1,049
Orsted A/S 144A (Denmark)(1)	15,981	2,203
Public Service Enterprise Group, Inc. (United States)	36,945	2,029
	Shares	Value

	Utilities—continued
Sempra Energy (United States)	22,209	$ 2,629
		38,886

	Total Common Stocks (Identified Cost $73,609)	81,762

	Total Long-Term Investments—99.8% (Identified Cost $73,609)	81,762

	TOTAL INVESTMENTS—99.8% (Identified Cost $73,609)	$81,762
	Other assets and liabilities, net—0.2%	183
	NET ASSETS—100.0%	$81,945

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $7,844 or 9.6% of net assets.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	55%
Spain	12
Canada	11
Australia	6
Italy	4
United Kingdom	3
Denmark	3
Other	6
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$81,762	$75,439	$6,323
Total Investments	$81,762	$75,439	$6,323
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

Duff & Phelps Global Real Estate Securities Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.0%
Australia—3.9%
Dexus	571,339	$ 3,660
GPT Group (The) - In Specie(1)(2)	13,566	—
National Storage REIT	2,393,333	3,128
NEXTDC Ltd.(2)	319,476	2,835
		9,623

Belgium—1.6%
Warehouses De Pauw CVA	106,884	3,892
Canada—4.2%
Allied Properties Real Estate Investment Trust	76,150	2,050
Boardwalk Real Estate Investment Trust	134,000	2,762
Granite Real Estate Investment Trust	36,329	2,109
Summit Industrial Income REIT	361,400	3,485
		10,406

France—2.2%
Gecina SA	24,200	3,198
Klepierre SA	161,580	2,270
		5,468

Germany—4.8%
Aroundtown SA(2)	644,780	3,243
Deutsche Wohnen SE	47,800	2,392
Vonovia SE	92,419	6,348
		11,983

Hong Kong—2.6%
Link REIT	386,504	3,167
Swire Properties Ltd.	1,278,000	3,386
		6,553

India—1.0%
Ascendas India Trust	2,560,800	2,591
Ireland—1.0%
Irish Residential Properties REIT plc	1,541,000	2,548
Japan—10.4%
Invesco Office J-REIT, Inc.	25,727	3,564
Kenedix Office Investment Corp.	439	2,633
Kenedix Residential Next Investment Corp.	1,710	3,024
Mitsubishi Estate Co., Ltd.	442,400	6,701
Mitsui Fudosan Logistics Park, Inc.	1,252	5,983
Nippon Prologis REIT, Inc.	1,198	4,040
		25,945

	Shares	Value

Norway—1.5%
Entra ASA 144A(3)	265,302	$ 3,740
Singapore—0.9%
Mapletree Industrial Trust	900,100	2,133
Spain—2.2%
Inmobiliaria Colonial Socimi SA	313,500	2,593
Merlin Properties Socimi SA	356,200	2,976
		5,569

Sweden—3.0%
Catena AB	80,900	3,591
Kungsleden AB	393,100	3,733
		7,324

United Kingdom—5.1%
Derwent London plc	52,310	1,735
Safestore Holdings plc	262,257	2,639
Segro plc	174,928	2,105
UNITE Group plc (The)(2)	410,900	4,448
Workspace Group plc	231,800	1,611
		12,538

United States—54.6%
Alexandria Real Estate Equities, Inc.	22,529	3,605
American Homes 4 Rent Class A	142,550	4,060
Apartment Investment and Management Co. Class A	81,731	2,756
AvalonBay Communities, Inc.	43,365	6,476
Boston Properties, Inc.	40,385	3,243
Brixmor Property Group, Inc.	284,533	3,326
Cousins Properties, Inc.	146,100	4,177
Crown Castle International Corp.	24,050	4,004
CubeSmart	152,475	4,926
CyrusOne, Inc.	46,985	3,290
Douglas Emmett, Inc.	90,905	2,282
Duke Realty Corp.	176,166	6,500
Equinix, Inc.	10,250	7,791
Equity Residential	106,215	5,452
Extra Space Storage, Inc.	56,665	6,063
Healthcare Trust of America, Inc. Class A	116,600	3,032
Healthpeak Properties, Inc.	229,900	6,242
Host Hotels & Resorts, Inc.	104,806	1,131
Invitation Homes, Inc.	150,110	4,202
Mid-America Apartment Communities, Inc.	32,700	3,792
Prologis, Inc.	135,634	13,647
Regency Centers Corp.	57,850	2,199
Rexford Industrial Realty, Inc.	59,700	2,732
	Shares	Value

United States—continued
RLJ Lodging Trust	141,507	$ 1,225
Ryman Hospitality Properties, Inc.	53,236	1,959
Simon Property Group, Inc.	48,331	3,126
Spirit Realty Capital, Inc.	127,616	4,307
STORE Capital Corp.	179,135	4,914
Sun Communities, Inc.	45,606	6,413
VEREIT, Inc.	389,400	2,531
VICI Properties, Inc.	98,250	2,296
Welltower, Inc.	73,400	4,044
		135,743

Total Common Stocks (Identified Cost $234,506)		246,056

Total Long-Term Investments—99.0% (Identified Cost $234,506)		246,056

TOTAL INVESTMENTS—99.0% (Identified Cost $234,506)		$246,056
Other assets and liabilities, net—1.0%		2,383
NET ASSETS—100.0%		$248,439

Abbreviation:
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $3,740 or 1.5% of net assets.

Country Weightings (Unaudited)†
United States	56%
Japan	10
United Kingdom	6
Germany	5
Canada	4
Australia	3
Sweden	3
Other	13
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Duff & Phelps Global Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$246,056	$199,212	$46,844	$— (1)
Total Investments	$246,056	$199,212	$46,844	$—

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2020.
See Notes to Financial Statements

Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.6%
Australia—8.4%
Dexus	127,718	$ 818
GPT Group (The) - In Specie(1)(2)	588,920	—
National Storage REIT	401,504	525
NEXTDC Ltd.(2)	69,439	616
Scentre Group	240,000	382
		2,341

Belgium—2.1%
Warehouses De Pauw CVA	16,305	594
Canada—8.5%
Allied Properties Real Estate Investment Trust	24,800	668
Boardwalk Real Estate Investment Trust	33,100	682
Granite Real Estate Investment Trust	7,676	446
Summit Industrial Income REIT	61,100	589
		2,385

China—1.0%
GDS Holdings Ltd. ADR(2)	3,600	295
France—1.6%
Klepierre SA	31,831	447
Germany—10.9%
Aroundtown SA(2)	146,640	738
Deutsche Wohnen SE	14,700	736
Vonovia SE	22,849	1,569
		3,043

Hong Kong—12.0%
Hysan Development Co., Ltd.	188,000	566
Link REIT	184,441	1,511
Swire Properties Ltd.	476,000	1,261
		3,338

India—2.0%
Ascendas India Trust	541,100	547
Ireland—2.7%
Irish Residential Properties REIT plc	466,000	770
Japan—23.8%
Ichigo Office REIT Investment Corp.	525	382
	Shares	Value

Japan—continued
Invesco Office J-REIT, Inc.	6,934	$ 960
Kenedix Office Investment Corp.	132	792
Kenedix Residential Next Investment Corp.	426	753
Mitsubishi Estate Co., Ltd.	119,700	1,813
Mitsui Fudosan Logistics Park, Inc.	199	951
Nippon Prologis REIT, Inc.	292	985
		6,636

Norway—2.7%
Entra ASA 144A(3)	53,222	750
Singapore—3.0%
Mapletree Industrial Trust	348,600	826
Spain—4.7%
Inmobiliaria Colonial Socimi SA	58,500	484
Merlin Properties Socimi SA	97,800	817
		1,301

Sweden—4.5%
Catena AB	9,800	435
Kungsleden AB	86,700	823
		1,258

United Kingdom—10.7%
Derwent London plc	13,131	435
Safestore Holdings plc	65,726	662
Segro plc	39,368	474
UNITE Group plc (The)(2)	78,800	853
Workspace Group plc	81,000	563
		2,987

Total Common Stocks (Identified Cost $24,435)		27,518

Total Long-Term Investments—98.6% (Identified Cost $24,435)		27,518

TOTAL INVESTMENTS—98.6% (Identified Cost $24,435)		$27,518
Other assets and liabilities, net—1.4%		381
NET ASSETS—100.0%		$27,899

Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $750 or 2.7% of net assets.

Country Weightings (Unaudited)†
Japan	24%
Hong Kong	12
Germany	11
United Kingdom	11
Canada	9
Australia	8
Spain	5
Other	20
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Duff & Phelps International Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$27,518	$13,830	$13,688	$— (1)
Total Investments	$27,518	$13,830	$13,688	$—

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2020.
See Notes to Financial Statements

Duff & Phelps Real Asset Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Affiliated Mutual Funds(1)—70.4%
Equity Funds—59.2%
Virtus Duff & Phelps Global Infrastructure Fund Class R6	376,901	$ 5,484
Virtus Duff & Phelps Global Real Estate Securities Fund Class R6	189,347	5,464
Virtus Duff & Phelps Select MLP and Energy Fund Class I	324,781	1,673
		12,621

Fixed Income Fund—11.2%
Virtus Newfleet Senior Floating Rate Fund Class R6	279,100	2,392
Total Affiliated Mutual Funds (Identified Cost $12,629)		15,013

Exchange-Traded Funds(1)—28.1%
Invesco DB Commodity Index Tracking Fund	64,024	836
Invesco DB Gold Fund	40,500	2,242
Schwab U.S. TIPS ETF	24,500	1,510
	Shares	Value

SPDR S&P Global Natural Resources ETF	37,450	$ 1,407
Total Exchange-Traded Funds (Identified Cost $5,735)		5,995

Total Long-Term Investments—98.5% (Identified Cost $18,364)		21,008

Short-Term Investment—1.8%
Money Market Mutual Fund(1)—1.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)	377,448	377
Total Short-Term Investment (Identified Cost $377)		377

TOTAL INVESTMENTS—100.3% (Identified Cost $18,741)		$21,385
Other assets and liabilities, net—(0.3)%		(58)
NET ASSETS—100.0%		$21,327
Abbreviations:
DB	Deutsche Bank AG
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
SPDR	S&P Depositary Receipt
TIPS	Treasury-Inflation Protected Securities

Footnote Legend:
(1)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Affiliated Mutual Funds	$15,013	$15,013
Exchange-Traded Funds	5,995	5,995
Money Market Mutual Fund	377	377
Total Investments	$21,385	$21,385
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

FORT Trend Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Short-Term Investments—94.9%
Money Market Mutual Fund—5.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(1)	12,064,340	$ 12,064
Total Money Market Mutual Fund (Identified Cost $12,064)		12,064

Par Value
U.S. Government Securities—89.1%
U.S. Treasury Bills
0.000%, 10/22/20	$29,000	28,999
	Par Value	Value
0.000%, 11/19/20	$31,000	$ 30,996
0.000%, 12/24/20	31,000	30,992
0.000%, 1/7/21	31,000	30,992
0.000%, 1/21/21	31,000	30,990
0.000%, 2/25/21	31,000	30,986
Total U.S. Government Securities (Identified Cost $183,953)		183,955

Total Short-Term Investments (Identified Cost $196,017)		196,019

TOTAL INVESTMENTS—94.9% (Identified Cost $196,017)		$196,019
Other assets and liabilities, net—5.1%		10,550
NET ASSETS—100.0%		$206,569
Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Futures contracts as of September 30, 2020 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
CAC 40 Index Future	October 2020	22	$ 1,238	$ —	$ (62)
MSCI Taiwan Index Future	October 2020	21	1,035	23	—
Crude Oil Future	November 2020	(31)	(1,247)	20	—
Gasoline RBOB Future	November 2020	(17)	(844)	9	—
Low Sulphur Gasoil Future	November 2020	(95)	(3,171)	—	(26)
Natural Gas Future	November 2020	(50)	(1,263)	108	—
NY Harbor ULSD Future	November 2020	(44)	(2,129)	—	(29)
10 Year Euro-Bund Future	December 2020	203	41,537	132	—
10 Year Japanese Bond Future	December 2020	12	17,307	14	—
10 Year U.K. Gilt Future	December 2020	143	25,115	—	(99)
10 Year U.S. Treasury Note Future	December 2020	354	49,394	—	(47)
30 Year U.S. Treasury Bond Future	December 2020	207	36,490	—	(99)
5 Year U.S. Treasury Note Future	December 2020	914	115,193	—	(65)
5,000-oz. Silver Future	December 2020	15	1,762	—	(291)
ASX SPI 200TM Future	December 2020	11	1,143	—	(1)
Brent Crute Future	December 2020	(28)	(1,184)	12	—
British Pound Future	December 2020	(36)	(2,903)	—	(1)
Copper Future	December 2020	16	1,213	11	—
DAX Index Future	December 2020	2	749	—	(27)
Dow Jones Index E-Mini Future	December 2020	10	1,383	10	—
Euro Currency Future	December 2020	37	5,428	—	(27)
Euro Stoxx 50 Future	December 2020	39	1,461	—	(58)
Euro-Bobl Future	December 2020	371	58,797	—	(40)
Euro-Schatz Future	December 2020	631	83,074	—	(23)
FTSE 100 Index Future	December 2020	3	226	—	(6)
Gold Future	December 2020	(4)	(758)	—	(15)
Japanese Yen Future	December 2020	(38)	(4,506)	—	(2)
Nasdaq 100 E-Mini Future	December 2020	20	4,563	124	—
Nikkei 225 Stock Average Future	December 2020	6	1,319	10	—
Russell 2000 E-Mini Future	December 2020	14	1,053	—	(8)
S&P 500® Index E-Mini Future	December 2020	62	10,391	96	—
S&P/TSX 60 Index Future	December 2020	4	578	—	(3)
Swiss Franc Future	December 2020	(22)	(2,991)	—	(9)
TOPIX Index Future	December 2020	11	1,695	23	—
3-Month EURIBOR Future	March 2021	155	45,667	4	—
90-Day Eurodollar Future	March 2021	427	106,542	4	—
90-Day Sterling Future	March 2021	649	104,638	4	—
3-Month EURIBOR Future	June 2021	163	48,028	2	—
See Notes to Financial Statements

FORT Trend Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
Futures contracts as of September 30, 2020 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized (Depreciation)
90-Day Eurodollar Future	June 2021	544	$135,742	$ —	$ (1)
90-Day Sterling Future	June 2021	755	121,783	30	—
3-Month EURIBOR Future	September 2021	157	46,265	4	—
90-Day Eurodollar Future	September 2021	640	159,696	—	(9)
90-Day Sterling Future	September 2021	733	118,264	10	—
3-Month EURIBOR Future	December 2021	210	61,880	—	— (a)
90-Day Eurodollar Future	December 2021	295	73,595	8	—
90-Day Sterling Future	December 2021	317	51,146	6	—
3-Month EURIBOR Future	March 2022	210	61,886	6	—
90-Day Eurodollar Future	March 2022	307	76,581	—	(9)
90-Day Sterling Future	March 2022	273	44,040	—	(1)
3-Month EURIBOR Future	June 2022	208	61,288	—	— (a)
90-Day Eurodollar Future	June 2022	223	55,622	—	(15)
90-Day Sterling Future	June 2022	317	51,136	—	(5)
3-Month EURIBOR Future	September 2022	206	60,696	—	— (a)
90-Day Eurodollar Future	September 2022	223	55,616	—	(12)
90-Day Sterling Future	September 2022	321	51,778	—	(3)
Total				$670	$(993)
Footnote Legend:
(a)Amount is less than $500.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$183,955	$ —	$183,955
Money Market Mutual Fund	12,064	12,064	—
Other Financial Instruments:
Futures Contracts	670	670	—
Total Assets	196,689	12,734	183,955
Liabilities:
Other Financial Instruments:
Futures Contracts	(993)	(993)	—
Total Liabilities	(993)	(993)	—
Total Investments	$195,696	$11,741	$183,955
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—95.9%
Communication Services—22.1%
Addcn Technology Co., Ltd. (Taiwan)	559,000	$ 3,950
Auto Trader Group plc (United Kingdom)	949,750	6,900
Autohome, Inc. ADR (China)	73,812	7,086
Sarana Menara Nusantara Tbk PT (Indonesia)	72,560,800	5,068
Sea Ltd. ADR (Thailand)(1)	50,044	7,709
Tongdao Liepin Group (China)(1)	2,710,800	6,783
Wirtualna Polska Holding SA (Poland)(1)	293,045	5,519
Yandex N.V. Class A (Russia)(1)	92,264	6,020
		49,035

Consumer Discretionary—6.8%
Union Auction PCL (Thailand)	24,380,000	10,763
Vasta Platform Ltd. (Brazil)(1)	287,783	4,441
		15,204

Consumer Staples—11.3%
Anhui Gujing Distillery Co., Ltd. Class B (China)	636,800	7,091
Carlsberg Brewery Malaysia Bhd (Malaysia)	916,000	4,577
Clicks Group Ltd. (South Africa)	240,500	3,192
Heineken Malaysia Bhd (Malaysia)(1)	1,021,600	5,092
Taisun International Holding Corp. (Taiwan)	1,230,074	5,040
		24,992

Financials—5.0%
VNV Global AB (Sweden)(1)	1,390,730	11,150
Health Care—1.9%
Haw Par Corp., Ltd. (Singapore)	631,500	4,315
Industrials—33.2%
51job, Inc. ADR (China)(1)	74,125	5,781
HeadHunter Group plc ADR (Russia)	430,800	10,546
IndiaMart InterMesh Ltd. (India)	130,071	8,835
	Shares	Value

Industrials—continued
Kerry TJ Logistics Co., Ltd. (Taiwan)	3,782,000	$ 4,984
Marel HF (Iceland)	1,078,812	5,249
NICE Information Service Co., Ltd. (South Korea)	380,950	6,416
S-1 Corp. (South Korea)	101,910	7,642
SaraminHR Co., Ltd. (South Korea)	228,585	4,567
Sporton International, Inc. (Taiwan)	596,720	5,035
Taiwan Secom Co., Ltd. (Taiwan)	916,874	2,672
Tegma Gestao Logistica SA (Brazil)	1,338,704	4,953
Voltronic Power Technology Corp. (Taiwan)	203,178	6,902
		73,582

Information Technology—14.1%
Douzone Bizon Co., Ltd. (South Korea)	36,709	3,271
Humanica PCL Foreign Shares (Thailand)	17,204,100	4,472
Oracle Financial Services Software Ltd. (India)	138,700	5,787
TOTVS SA (Brazil)	760,277	3,654
Webcash Corp. (South Korea)	181,389	10,781
Younglimwon Soft Lab Co., Ltd. (South Korea)(1)	275,500	3,392
		31,357

Materials—1.5%
Corp. Moctezuma SAB de C.V. (Mexico)	1,372,583	3,290
Total Common Stocks (Identified Cost $168,833)		212,925

Warrant—0.1%
Financials—0.1%
VNV Global AB (Sweden)(1)	231,788	202
Total Warrant (Identified Cost $0)		202

Total Long-Term Investments—96.0% (Identified Cost $168,833)		213,127

	Shares	Value

Short-Term Investment—4.3%
Money Market Mutual Fund—4.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(2)	9,499,306	$ 9,499
Total Short-Term Investment (Identified Cost $9,499)		9,499

TOTAL INVESTMENTS—100.3% (Identified Cost $178,332)		$222,626
Other assets and liabilities, net—(0.3)%		(665)
NET ASSETS—100.0%		$221,961

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
South Korea	16%
Taiwan	12
China	12
Thailand	10
Russia	8
India	7
Brazil	6
Other	29
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

KAR Emerging Markets Small-Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$212,925	$104,117	$108,808
Warrant	202	202	—
Money Market Mutual Fund	9,499	9,499	—
Total Investments	$222,626	$113,818	$108,808
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

KAR International Small-Cap Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—93.5%
Communication Services—20.6%
Addcn Technology Co., Ltd. (Taiwan)	861,000	$ 6,085
Adevinta ASA (Norway)(1)	2,245,141	38,584
Ascential plc (United Kingdom)(1)	13,356,562	50,739
Auto Trader Group plc (United Kingdom)	8,803,196	63,953
CTS Eventim AG & Co. KGaA (Germany)(1)	1,062,269	51,413
Karnov Group AB (Sweden)	6,664,855	40,186
MarkLines Co., Ltd. (Japan)	1,094,400	24,763
New Work SE (Germany)	132,087	40,343
Rightmove plc (United Kingdom)	9,048,294	73,182
		389,248

Consumer Discretionary—3.6%
Goldlion Holdings Ltd. (Hong Kong)	25,251,816	4,841
Mercari, Inc. (Japan)(1)	1,042,800	48,191
Moneysupermarket.com Group plc (United Kingdom)	4,533,667	15,631
		68,663

Consumer Staples—5.9%
Anhui Gujing Distillery Co., Ltd. Class B (China)	3,615,401	40,258
Cia Cervecerias Unidas SA Sponsored ADR (Chile)	2,771,843	35,951
Heineken Malaysia Bhd (Malaysia)(1)	6,175,800	30,784
Taisun International Holding Corp. (Taiwan)	1,216,626	4,985
		111,978

Energy—2.8%
Computer Modelling Group Ltd. (Canada)	5,619,390	21,776
Pason Systems, Inc. (Canada)	7,901,518	31,391
		53,167

Financials—13.3%
Euroz Ltd. (Australia)	6,426,441	5,237
Gruppo Mutuionline SpA (Italy)	1,662,916	46,208
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)(1)	6,611,087	60,141
	Shares	Value

Financials—continued
Numis Corp. plc (United Kingdom)	5,334,820	$ 20,376
Sabre Insurance Group plc (United Kingdom)	11,127,486	36,542
VNV Global AB (Sweden)(1)	10,429,849	83,617
		252,121

Health Care—3.7%
Haw Par Corp., Ltd. (Singapore)	7,263,919	49,635
Nakanishi, Inc. (Japan)	1,173,200	20,962
		70,597

Industrials—28.6%
AIT Corp. (Japan)	918,500	9,855
BTS Group AB Class B (Sweden)(1)	415,869	9,334
CAE, Inc. (Canada)	2,538,479	37,137
Enento Group Oyj (Finland)	1,574,768	62,776
Golden Friends Corp. (Taiwan)	2,451,000	4,702
Haitian International Holdings Ltd. (Hong Kong)	20,126,000	46,849
HeadHunter Group plc ADR (Russia)	4,658,919	114,050
Howden Joinery Group plc (United Kingdom)	4,674,700	35,625
Kerry TJ Logistics Co., Ltd. (Taiwan)	15,556,000	20,499
Lumax International Corp., Ltd. (Taiwan)	7,818,259	17,126
Marel HF (Iceland)	11,643,556	56,654
Max Stock Ltd. (Israel)(1)	7,322,393	25,543
Rotork plc (United Kingdom)	7,060,300	25,709
S-1 Corp. (South Korea)	225,614	16,917
Voltronic Power Technology Corp. (Taiwan)	1,743,027	59,208
		541,984

Information Technology—13.8%
Alten SA (France)(1)	775,061	73,607
Bouvet ASA (Norway)	750,682	48,449
Brockhaus Capital Management AG (Germany)(1)	761,996	26,802
FDM Group Holdings plc (United Kingdom)	2,599,590	34,148
Fortnox AB (Sweden)	613,493	18,495
SimCorp A/S (Denmark)	391,883	51,563
Webstep AS (Norway)(1)	3,119,279	7,157
		260,221

	Shares	Value

Materials—1.2%
Corp. Moctezuma SAB de C.V. (Mexico)	9,325,218	$ 22,352
Total Common Stocks (Identified Cost $1,589,520)		1,770,331

Warrant—0.1%
Financials—0.1%
VNV Global AB (Sweden)(1)	1,738,308	1,514
Total Warrant (Identified Cost $0)		1,514

Total Long-Term Investments—93.6% (Identified Cost $1,589,520)		1,771,845

Short-Term Investment—5.3%
Money Market Mutual Fund—5.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(2)	100,189,602	100,190
Total Short-Term Investment (Identified Cost $100,190)		100,190

TOTAL INVESTMENTS—98.9% (Identified Cost $1,689,710)		$1,872,035
Other assets and liabilities, net—1.1%		20,238
NET ASSETS—100.0%		$1,892,273

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United Kingdom	23%
Sweden	8
Germany	6
Russia	6
Japan	6
Taiwan	5
United States	5
Other	41
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

KAR International Small-Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$1,770,331	$1,359,434	$410,897
Warrant	1,514	1,514	—
Money Market Mutual Fund	100,190	100,190	—
Total Investments	$1,872,035	$1,461,138	$410,897
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

KAR International Small-Mid Cap Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—92.1%
Communication Services—23.7%
Adevinta ASA (Norway)(1)	33,586	$ 577
Ascential plc (United Kingdom)(1)	145,978	554
Auto Trader Group plc (United Kingdom)	104,424	759
CTS Eventim AG & Co. KGaA (Germany)(1)	13,629	660
Karnov Group AB (Sweden)	80,731	487
MarkLines Co., Ltd. (Japan)	17,200	389
New Work SE (Germany)	1,193	364
Rightmove plc (United Kingdom)	114,024	922
Tongdao Liepin Group (China)(1)	143,000	358
Yandex N.V. Class A (Russia)(1)	7,877	514
		5,584

Consumer Discretionary—6.5%
Mercari, Inc. (Japan)(1)	12,200	564
Union Auction PCL (Thailand)	1,407,000	621
Vasta Platform Ltd. (Brazil)(1)	22,440	346
		1,531

Consumer Staples—0.2%
Heineken Malaysia Bhd (Malaysia)(1)	9,200	46
Energy—1.6%
Pason Systems, Inc. (Canada)	95,535	380
Financials—9.1%
Gruppo Mutuionline SpA (Italy)	30,480	847
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)(1)	46,533	423
Sabre Insurance Group plc (United Kingdom)	106,460	350
VNV Global AB (Sweden)(1)	63,524	509
		2,129

Health Care—3.1%
Haw Par Corp., Ltd. (Singapore)	67,200	459
Nakanishi, Inc. (Japan)	15,000	268
		727

	Shares	Value

Industrials—29.2%
BTS Group AB Class B (Sweden)(1)	19,203	$ 431
CAE, Inc. (Canada)	30,679	449
CTT Systems AB (Sweden)(1)	16,734	230
DSV PANALPINA A/S (Denmark)	1,763	288
Enento Group Oyj (Finland)	17,184	685
Haitian International Holdings Ltd. (Hong Kong)	128,000	298
HeadHunter Group plc ADR (Russia)	57,432	1,406
Knorr-Bremse AG (Germany)	1,872	221
Marel HF (Iceland)	92,196	449
Max Stock Ltd. (Israel)(1)	88,316	308
MTU Aero Engines AG (Germany)	1,442	240
Rotork plc (United Kingdom)	73,371	267
S-1 Corp. (South Korea)	3,275	246
Simplybiz Group plc (The) (United Kingdom)	296,390	599
Voltronic Power Technology Corp. (Taiwan)	22,100	751
		6,868

Information Technology—17.6%
Admicom Oyj (Finland)	2,596	236
Alten SA (France)(1)	8,713	827
Bouvet ASA (Norway)	8,820	569
Brockhaus Capital Management AG (Germany)(1)	8,917	314
FDM Group Holdings plc (United Kingdom)	29,519	388
Fortnox AB (Sweden)	7,032	212
Freee KK (Japan)(1)	4,000	303
SimCorp A/S (Denmark)	3,564	469
Webcash Corp. (South Korea)	11,628	691
Webstep AS (Norway)(1)	61,541	141
		4,150

Materials—1.1%
Corp. Moctezuma SAB de C.V. (Mexico)	105,171	252
Total Common Stocks (Identified Cost $17,452)		21,667

	Shares	Value

Warrant—0.0%
Financials—0.0%
VNV Global AB (Sweden)(1)	10,587	$ 9
Total Warrant (Identified Cost $0)		9

Total Long-Term Investments—92.1% (Identified Cost $17,452)		21,676

Short-Term Investment—7.5%
Money Market Mutual Fund—7.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.025%)(2)	1,763,012	1,763
Total Short-Term Investment (Identified Cost $1,763)		1,763

TOTAL INVESTMENTS—99.6% (Identified Cost $19,215)		$23,439
Other assets and liabilities, net—0.4%		99
NET ASSETS—100.0%		$23,538

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United Kingdom	18%
Russia	8
Sweden	8
Germany	8
United States	8
Japan	6
Norway	5
Other	39
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

KAR International Small-Mid Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$21,667	$17,294	$4,373
Warrant	9	9	—
Money Market Mutual Fund	1,763	1,763	—
Total Investments	$23,439	$19,066	$4,373
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

Rampart Multi-Asset Trend Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—34.7%
Communication Services—3.4%
Activision Blizzard, Inc.	1,317	$ 106
Alphabet, Inc. Class A(1)	40	59
Alphabet, Inc. Class C(1)	39	57
Charter Communications, Inc. Class A(1)	98	61
Comcast Corp. Class A	2,976	138
DISH Network Corp. Class A(1)	160	5
Electronic Arts, Inc.(1)	491	64
Facebook, Inc. Class A(1)	323	84
Live Nation Entertainment, Inc.(1)	65	3
Netflix, Inc.(1)	200	100
News Corp. Class A	10,988	154
News Corp. Class B	3,432	48
Take-Two Interactive Software, Inc.(1)	194	32
T-Mobile US, Inc.(1)	1,807	207
Twitter, Inc.(1)	107	5
Walt Disney Co. (The)	821	102
		1,225

Consumer Discretionary—9.0%
Advance Auto Parts, Inc.	164	25
Amazon.com, Inc.(1)	59	186
Aptiv plc	1,733	159
AutoZone, Inc.(1)	55	65
Best Buy Co., Inc.	1,909	212
Booking Holdings, Inc.(1)	6	10
BorgWarner, Inc.	1,333	52
CarMax, Inc.(1)	387	35
Carnival Corp.	1,487	23
Chipotle Mexican Grill, Inc.(1)	16	20
Darden Restaurants, Inc.	75	7
Dollar General Corp.	341	71
Dollar Tree, Inc.(1)	321	29
Domino’s Pizza, Inc.	23	10
eBay, Inc.	93	5
Etsy, Inc.(1)	17	2
Expedia Group, Inc.	19	2
Ford Motor Co.	12,720	85
Garmin Ltd.	2,158	205
General Motors Co.	4,056	120
Genuine Parts Co.	1,375	131
Hilton Worldwide Holdings, Inc.	773	66
Home Depot, Inc. (The)	532	148
Horton (D.R.), Inc.	957	72
Leggett & Platt, Inc.	2,418	99
Lennar Corp. Class A	791	65
LKQ Corp.(1)	2,651	73
Lowe’s Cos., Inc.	374	62
Marriott International, Inc. Class A	741	69
McDonald’s Corp.	429	94
Mohawk Industries, Inc.(1)	1,078	105
Newell Brands, Inc.	12,064	207
NIKE, Inc. Class B	1,646	207
Norwegian Cruise Line Holdings Ltd.(1)	796	14
	Shares	Value

Consumer Discretionary—continued
NVR, Inc.(1)	10	$ 41
O’Reilly Automotive, Inc.(1)	175	81
PulteGroup, Inc.	770	36
Royal Caribbean Cruises Ltd.	512	33
Starbucks Corp.	670	57
Target Corp.	679	107
Whirlpool Corp.	1,133	208
Yum! Brands, Inc.	174	16
		3,314

Consumer Staples—1.7%
Costco Wholesale Corp.	262	93
Estee Lauder Cos., Inc. (The) Class A	947	207
Sysco Corp.	3,281	204
Walmart, Inc.	828	116
		620

Financials—1.7%
American Express Co.	1,042	104
Aon plc Class A	316	65
Capital One Financial Corp.	736	53
Cboe Global Markets, Inc.	69	6
CME Group, Inc.	229	38
Discover Financial Services	489	28
Gallagher (Arthur J.) & Co.	264	28
Intercontinental Exchange, Inc.	358	36
MarketAxess Holdings, Inc.	24	12
Marsh & McLennan Cos., Inc.	698	80
Moody’s Corp.	103	30
MSCI, Inc.	53	19
Nasdaq, Inc.	74	9
S&P Global, Inc.	153	55
Synchrony Financial	869	23
Willis Towers Watson plc	175	37
		623

Health Care—1.7%
Abbott Laboratories	358	39
ABIOMED, Inc.(1)	9	3
Agilent Technologies, Inc.	189	19
Align Technology, Inc.(1)	209	68
Baxter International, Inc.	102	8
Becton Dickinson and Co.	59	14
Bio-Rad Laboratories, Inc. Class A(1)	13	7
Boston Scientific Corp.(1)	286	11
Cooper Cos., Inc. (The)	145	49
Danaher Corp.	127	27
DENTSPLY SIRONA, Inc.	640	28
DexCom, Inc.(1)	20	8
Edwards Lifesciences Corp.(1)	126	10
Hologic, Inc.(1)	52	3
IDEXX Laboratories, Inc.(1)	17	7
Illumina, Inc.(1)	90	28
Intuitive Surgical, Inc.(1)	24	17
IQVIA Holdings, Inc.(1)	116	18
Medtronic plc	270	28
	Shares	Value

Health Care—continued
Mettler-Toledo International, Inc.(1)	15	$ 15
PerkinElmer, Inc.	69	9
ResMed, Inc.	29	5
STERIS plc	17	3
Stryker Corp.	66	14
Teleflex, Inc.	9	3
Thermo Fisher Scientific, Inc.	243	107
Varian Medical Systems, Inc.(1)	19	3
Waters Corp.(1)	38	7
West Pharmaceutical Services, Inc.	217	60
Zimmer Biomet Holdings, Inc.	42	6
		624

Industrials—6.6%
A.O. Smith Corp.	217	11
Allegion plc	149	15
AMETEK, Inc.	366	36
C.H. Robinson Worldwide, Inc.	133	14
Carrier Global Corp.	1,330	41
Caterpillar, Inc.	732	109
Cintas Corp.	350	116
Copart, Inc.(1)	835	88
CSX Corp.	579	45
Cummins, Inc.	199	42
Deere & Co.	920	204
Dover Corp.	125	14
Eaton Corp. plc	636	65
Emerson Electric Co.	955	63
Equifax, Inc.	299	47
Expeditors International of Washington, Inc.	165	15
Fastenal Co.	2,168	98
FedEx Corp.	233	59
Flowserve Corp.	111	3
Fortive Corp.	293	22
Fortune Brands Home & Security, Inc.	222	19
Hunt (JB) Transport Services, Inc.	597	75
IDEX Corp.	65	12
IHS Markit Ltd.	904	71
Illinois Tool Works, Inc.	249	48
Ingersoll Rand, Inc.(1)	319	11
Johnson Controls International plc	1,195	49
Kansas City Southern	72	13
Masco Corp.	421	23
Nielsen Holdings plc	873	12
Norfolk Southern Corp.	193	41
Old Dominion Freight Line, Inc.	685	124
Otis Worldwide Corp.	355	22
PACCAR, Inc.	465	40
Parker-Hannifin Corp.	111	22
Pentair plc	144	7
Republic Services, Inc.	594	55
See Notes to Financial Statements

Rampart Multi-Asset Trend Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Industrials—continued
Rockwell Automation, Inc.	185	$ 41
Rollins, Inc.	412	22
Snap-on, Inc.	47	7
Stanley Black & Decker, Inc.	139	23
Trane Technologies plc	386	47
Union Pacific Corp.	514	101
United Parcel Service, Inc. Class B	683	114
United Rentals, Inc.(1)	268	47
Verisk Analytics, Inc.	399	74
W.W. Grainger, Inc.	169	60
Waste Management, Inc.	1,102	125
Westinghouse Air Brake Technologies Corp.	240	15
Xylem, Inc.	157	13
		2,440

Information Technology—4.5%
Adobe, Inc.(1)	135	66
Advanced Micro Devices, Inc.(1)	196	16
Amphenol Corp. Class A	1,087	118
Analog Devices, Inc.	61	7
ANSYS, Inc.(1)	24	8
Apple, Inc.	1,735	201
Applied Materials, Inc.	1,294	77
Autodesk, Inc.(1)	61	14
Automatic Data Processing, Inc.	73	10
Broadcom, Inc.	67	24
Broadridge Financial Solutions, Inc.	20	3
Cadence Design Systems, Inc.(1)	79	8
Citrix Systems, Inc.	35	5
Corning, Inc.	2,774	90
Fidelity National Information Services, Inc.	106	16
Fiserv, Inc.(1)	95	10
FleetCor Technologies, Inc.(1)	14	3
Fortinet, Inc.(1)	15	2
Global Payments, Inc.	51	9
Hewlett Packard Enterprise Co.	138	1
HP, Inc.	148	3
Intel Corp.	706	37
Intuit, Inc.	74	24
IPG Photonics Corp.(1)	193	33
Jack Henry & Associates, Inc.	13	2
KLA Corp.	220	43
Lam Research Corp.	207	69
Mastercard, Inc. Class A	150	51
Maxim Integrated Products, Inc.	44	3
Microchip Technology, Inc.	41	4
Micron Technology, Inc.(1)	187	9
	Shares	Value

Information Technology—continued
Microsoft Corp.	843	$ 177
NetApp, Inc.	24	1
NortonLifeLock, Inc.	67	1
NVIDIA Corp.	103	56
Oracle Corp.	218	13
Paychex, Inc.	55	4
Paycom Software, Inc.(1)	14	4
PayPal Holdings, Inc.(1)	200	39
Qorvo, Inc.(1)	19	2
QUALCOMM, Inc.	187	22
salesforce.com, Inc.(1)	257	65
Seagate Technology plc	24	1
ServiceNow, Inc.(1)	22	11
Skyworks Solutions, Inc.	28	4
Synopsys, Inc.(1)	43	9
TE Connectivity Ltd.	1,776	174
Teradyne, Inc.	236	19
Texas Instruments, Inc.	151	22
Tyler Technologies, Inc.(1)	11	4
Visa, Inc. Class A	287	57
Western Digital Corp.	33	1
Western Union Co. (The)	70	2
Xerox Holdings Corp.	19	— (2)
Xilinx, Inc.	40	4
		1,658

Materials—3.9%
Air Products and Chemicals, Inc.	240	71
Albemarle Corp.	103	9
Ball Corp.	2,497	208
Celanese Corp.	114	12
Dow, Inc.	2,854	134
DuPont de Nemours, Inc.	704	39
Eastman Chemical Co.	2,618	204
Ecolab, Inc.	239	48
Freeport-McMoRan, Inc.	13,075	204
International Flavors & Fragrances, Inc.	103	13
Linde plc	566	135
LyondellBasell Industries NV Class A	987	70
Newmont Corp.	3,313	210
PPG Industries, Inc.	228	28
Sherwin-Williams Co. (The)	79	55
		1,440

Real Estate—1.1%
American Tower Corp.	230	56
Crown Castle International Corp.	218	36
Digital Realty Trust, Inc.	139	20
Duke Realty Corp.	877	32
Equinix, Inc.	46	35
Extra Space Storage, Inc.	67	7
Iron Mountain, Inc.	151	4
Prologis, Inc.	1,749	176
Public Storage	79	18
	Shares	Value

Real Estate—continued
SBA Communications, Corp.	59	$ 19
Weyerhaeuser Co.	388	11
		414

Utilities—1.1%
AES Corp. (The)	11,287	204
American Water Works Co., Inc.	1,413	205
		409

Total Common Stocks (Identified Cost $11,060)		12,767

Exchange-Traded Funds(3)—61.4%
Invesco DB Commodity Index Tracking Fund	90,510	1,182
Invesco DB Gold Fund	21,387	1,184
iShares 1-3 Year Treasury Bond ETF	24,427	2,113
iShares China Large-Cap Index Fund	25,616	1,076
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,712	2,117
iShares iBoxx High Yield Corporate Bond ETF	25,376	2,129
iShares JP Morgan USD Emerging Markets Bond ETF	19,085	2,116
iShares MSCI Canada ETF	38,419	1,053
iShares MSCI Germany ETF	36,220	1,055
iShares MSCI Hong Kong ETF	48,595	1,065
iShares MSCI Japan ETF	17,808	1,052
iShares MSCI South Korea ETF	16,479	1,077
iShares MSCI Switzerland ETF	25,710	1,056
iShares MSCI Taiwan ETF	23,876	1,072
iShares TIPS Bond ETF	16,699	2,112
iShares U.S. Real Estate ETF	14,725	1,176
Total Exchange-Traded Funds (Identified Cost $21,414)		22,635

Total Long-Term Investments—96.1% (Identified Cost $32,474)		35,402

TOTAL INVESTMENTS—96.1% (Identified Cost $32,474)		$35,402
Other assets and liabilities, net—3.9%		1,440
NET ASSETS—100.0%		$36,842
See Notes to Financial Statements

Rampart Multi-Asset Trend Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
Abbreviations:
DB	Deutsche Bank AG
ETF	Exchange-Traded Fund
TIPS	Treasury-Inflation Protected Securities

Footnote Legend:
(1)	Non-income producing.
(2)	Amount is less than $500.
(3)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$12,767	$12,767
Exchange-Traded Funds	22,635	22,635
Total Investments	$35,402	$35,402
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Rampart Sector Trend Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—95.6%
Communication Services—19.0%
Activision Blizzard, Inc.	14,262	$ 1,155
Alphabet, Inc. Class A(1)	1,872	2,744
Alphabet, Inc. Class C(1)	1,832	2,692
AT&T, Inc.	38,026	1,084
CenturyLink, Inc.	24,466	247
Charter Communications, Inc. Class A(1)	1,825	1,140
Comcast Corp. Class A	24,585	1,137
Discovery, Inc. Class A(1)	3,951	86
Discovery, Inc. Class C(1)	7,621	149
DISH Network Corp. Class A(1)	6,040	175
Electronic Arts, Inc.(1)	7,216	941
Facebook, Inc. Class A(1)	21,183	5,548
Fox Corp. Class A	8,440	235
Fox Corp. Class B	3,846	108
Interpublic Group of Cos., Inc. (The)	9,683	161
Live Nation Entertainment, Inc.(1)	3,541	191
Netflix, Inc.(1)	2,296	1,148
News Corp. Class A	9,656	135
News Corp. Class B	3,018	42
Omnicom Group, Inc.	5,293	262
Take-Two Interactive Software, Inc.(1)	2,859	472
T-Mobile US, Inc.(1)	9,865	1,128
Twitter, Inc.(1)	19,866	884
Verizon Communications, Inc.	18,624	1,108
ViacomCBS, Inc. Class B	13,944	391
Walt Disney Co. (The)	8,365	1,038
		24,401

Consumer Discretionary—19.2%
Advance Auto Parts, Inc.	701	108
Amazon.com, Inc.(1)	1,797	5,658
Aptiv plc	2,711	249
AutoZone, Inc.(1)	238	280
Best Buy Co., Inc.	2,344	261
Booking Holdings, Inc.(1)	413	707
BorgWarner, Inc.	2,080	81
CarMax, Inc.(1)	1,662	153
Carnival Corp.	5,377	82
Chipotle Mexican Grill, Inc.(1)	285	354
Darden Restaurants, Inc.	1,331	134
Dollar General Corp.	2,581	541
Dollar Tree, Inc.(1)	2,425	221
Domino’s Pizza, Inc.	407	173
eBay, Inc.	6,756	352
Etsy, Inc.(1)	1,211	147
Expedia Group, Inc.	1,394	128
Ford Motor Co.	39,693	264
Gap, Inc. (The)	2,041	35
Garmin Ltd.	1,517	144
General Motors Co.	12,682	375
Genuine Parts Co.	1,465	139
Hanesbrands, Inc.	3,544	56
	Shares	Value

Consumer Discretionary—continued
Hasbro, Inc.	1,304	$ 108
Hilton Worldwide Holdings, Inc.	2,810	240
Home Depot, Inc. (The)	10,862	3,016
Horton (D.R.), Inc.	3,381	256
L Brands, Inc.	2,361	75
Las Vegas Sands Corp.	3,357	157
Leggett & Platt, Inc.	1,341	55
Lennar Corp. Class A	2,792	228
LKQ Corp.(1)	2,802	78
Lowe’s Cos., Inc.	6,801	1,128
Marriott International, Inc. Class A	2,684	248
McDonald’s Corp.	7,542	1,655
MGM Resorts International	4,207	92
Mohawk Industries, Inc.(1)	598	58
Newell Brands, Inc.	3,836	66
NIKE, Inc. Class B	12,703	1,595
Norwegian Cruise Line Holdings Ltd.(1)	2,876	49
NVR, Inc.(1)	35	143
O’Reilly Automotive, Inc.(1)	752	347
PulteGroup, Inc.	2,712	126
PVH Corp.	720	43
Ralph Lauren Corp.	494	34
Ross Stores, Inc.	3,554	332
Royal Caribbean Cruises Ltd.	1,845	119
Starbucks Corp.	11,900	1,022
Tapestry, Inc.	2,800	44
Target Corp.	5,123	806
Tiffany & Co.	1,109	128
TJX Cos., Inc. (The)	12,068	672
Tractor Supply Co.	1,191	171
Ulta Beauty, Inc.(1)	569	127
Under Armour, Inc. Class A(1)	1,909	21
Under Armour, Inc. Class C(1)	1,968	19
VF Corp.	3,256	229
Whirlpool Corp.	634	117
Wynn Resorts Ltd.	994	71
Yum! Brands, Inc.	3,096	283
		24,600

Consumer Staples—4.8%
Altria Group, Inc.	6,520	252
Archer-Daniels-Midland Co.	1,961	91
Brown-Forman Corp. Class B	640	48
Campbell Soup Co.	719	35
Church & Dwight Co., Inc.	877	82
Clorox Co. (The)	452	95
Coca-Cola Co. (The)	12,042	594
Colgate-Palmolive Co.	3,027	233
Conagra Brands, Inc.	1,731	62
Constellation Brands, Inc. Class A	590	112
	Shares	Value

Consumer Staples—continued
Costco Wholesale Corp.	819	$ 291
Estee Lauder Cos., Inc. (The) Class A	806	176
General Mills, Inc.	2,182	135
Hershey Co. (The)	522	75
Hormel Foods Corp.	1,001	49
J.M. Smucker Co. (The)	403	47
Kellogg Co.	903	58
Kimberly-Clark Corp.	1,215	179
Kraft Heinz Co. (The)	2,268	68
Kroger Co. (The)	2,783	94
Lamb Weston Holdings, Inc.	506	33
McCormick & Co., Inc.	436	85
Molson Coors Beverage Co. Class B	659	22
Mondelez International, Inc. Class A	5,043	290
Monster Beverage Corp.(1)	1,296	104
PepsiCo, Inc.	4,277	593
Philip Morris International, Inc.	3,367	252
Procter & Gamble Co. (The)	7,820	1,087
Sysco Corp.	1,806	112
Tyson Foods, Inc. Class A	1,035	62
Walgreens Boots Alliance, Inc.	2,508	90
Walmart, Inc.	4,379	613
		6,119

Health Care—19.2%
Abbott Laboratories	11,060	1,204
AbbVie, Inc.	10,928	957
ABIOMED, Inc.(1)	280	78
Agilent Technologies, Inc.	1,911	193
Alexion Pharmaceuticals, Inc.(1)	1,370	157
Align Technology, Inc.(1)	439	144
AmerisourceBergen Corp.	919	89
Amgen, Inc.	3,619	920
Anthem, Inc.	1,562	419
Baxter International, Inc.	3,151	253
Becton Dickinson and Co.	1,808	421
Biogen, Inc.(1)	951	270
Bio-Rad Laboratories, Inc. Class A(1)	132	68
Boston Scientific Corp.(1)	8,816	337
Bristol-Myers Squibb Co.	14,188	855
Cardinal Health, Inc.	1,819	85
Catalent, Inc.(1)	1,011	87
Centene Corp.(1)	3,597	210
Cerner Corp.	1,886	136
Cigna Corp.	2,268	384
Cooper Cos., Inc. (The)	305	103
CVS Health Corp.	8,089	472
Danaher Corp.	3,935	847
DaVita, Inc.(1)	504	43
DENTSPLY SIRONA, Inc.	1,352	59
DexCom, Inc.(1)	623	257
See Notes to Financial Statements

Rampart Sector Trend Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Health Care—continued
Edwards Lifesciences Corp.(1)	3,876	$ 309
Eli Lilly and Co.	4,985	738
Gilead Sciences, Inc.	7,761	490
HCA Healthcare, Inc.	1,626	203
Henry Schein, Inc.(1)	880	52
Hologic, Inc.(1)	1,593	106
Humana, Inc.	828	343
IDEXX Laboratories, Inc.(1)	528	208
Illumina, Inc.(1)	916	283
Incyte Corp.(1)	1,146	103
Intuitive Surgical, Inc.(1)	728	517
IQVIA Holdings, Inc.(1)	1,174	185
Johnson & Johnson	16,357	2,435
Laboratory Corporation of America Holdings(1)	601	113
McKesson Corp.	1,012	151
Medtronic plc	8,324	865
Merck & Co., Inc.	15,831	1,313
Mettler-Toledo International, Inc.(1)	151	146
Mylan NV(1)	3,176	47
PerkinElmer, Inc.	693	87
Perrigo Co. plc	846	39
Pfizer, Inc.	34,585	1,269
Quest Diagnostics, Inc.	829	95
Regeneron Pharmaceuticals, Inc.(1)	664	372
ResMed, Inc.	894	153
STERIS plc	524	92
Stryker Corp.	2,020	421
Teleflex, Inc.	287	98
Thermo Fisher Scientific, Inc.	2,463	1,087
UnitedHealth Group, Inc.	5,915	1,844
Universal Health Services, Inc. Class B	473	51
Varian Medical Systems, Inc.(1)	573	99
Vertex Pharmaceuticals, Inc.(1)	1,641	447
Waters Corp.(1)	384	75
West Pharmaceutical Services, Inc.	459	126
Zimmer Biomet Holdings, Inc.	1,288	175
Zoetis, Inc.	2,947	487
		24,672

Industrials—4.7%
3M Co.	1,503	241
A.O. Smith Corp.	353	19
Alaska Air Group, Inc.	324	12
Allegion plc	241	24
American Airlines Group, Inc.	1,314	16
AMETEK, Inc.	596	59
Boeing Co. (The)	1,358	224
	Shares	Value

Industrials—continued
C.H. Robinson Worldwide, Inc.	355	$ 36
Carrier Global Corp.	2,153	66
Caterpillar, Inc.	1,415	211
Cintas Corp.	226	75
Copart, Inc.(1)	539	57
CSX Corp.	2,003	156
Cummins, Inc.	386	81
Deere & Co.	818	181
Delta Air Lines, Inc.	1,649	50
Dover Corp.	376	41
Eaton Corp. plc	1,036	106
Emerson Electric Co.	1,554	102
Equifax, Inc.	319	50
Expeditors International of Washington, Inc.	440	40
Fastenal Co.	1,497	67
FedEx Corp.	621	156
Flowserve Corp.	332	9
Fortive Corp.	880	67
Fortune Brands Home & Security, Inc.	360	31
General Dynamics Corp.	605	84
General Electric Co.	22,687	141
Honeywell International, Inc.	1,835	302
Howmet Aerospace, Inc.	1,041	17
Hunt (JB) Transport Services, Inc.	219	28
Huntington Ingalls Industries, Inc.	106	15
IDEX Corp.	197	36
IHS Markit Ltd.	969	76
Illinois Tool Works, Inc.	746	144
Ingersoll Rand, Inc.(1)	960	34
Jacobs Engineering Group, Inc.	338	31
Johnson Controls International plc	1,936	79
Kansas City Southern	249	45
L3Harris Technologies, Inc.	569	97
Lockheed Martin Corp.	644	247
Masco Corp.	684	38
Nielsen Holdings plc	927	13
Norfolk Southern Corp.	669	143
Northrop Grumman Corp.	407	128
Old Dominion Freight Line, Inc.	252	46
Otis Worldwide Corp.	1,070	67
PACCAR, Inc.	898	77
Parker-Hannifin Corp.	335	68
Pentair plc	433	20
Quanta Services, Inc.	359	19
Raytheon Technologies Corp.	3,971	228
Republic Services, Inc.	552	51
Robert Half International, Inc.	299	16
Rockwell Automation, Inc.	302	67
Rollins, Inc.	384	21
	Shares	Value

Industrials—continued
Roper Technologies, Inc.	275	$ 109
Snap-on, Inc.	142	21
Southwest Airlines Co.	1,527	57
Stanley Black & Decker, Inc.	415	67
Teledyne Technologies, Inc.(1)	96	30
Textron, Inc.	587	21
Trane Technologies plc	626	76
TransDigm Group, Inc.	141	67
Union Pacific Corp.	1,781	351
United Airlines Holdings, Inc.(1)	749	26
United Parcel Service, Inc. Class B	1,824	304
United Rentals, Inc.(1)	186	32
Verisk Analytics, Inc.	425	79
W.W. Grainger, Inc.	118	42
Waste Management, Inc.	1,022	116
Westinghouse Air Brake Technologies Corp.	463	29
Xylem, Inc.	470	39
		6,021

Information Technology—19.2%
Accenture plc Class A	1,973	446
Adobe, Inc.(1)	1,512	742
Advanced Micro Devices, Inc.(1)	3,741	307
Akamai Technologies, Inc.(1)	524	58
Amphenol Corp. Class A	930	101
Analog Devices, Inc.	1,158	135
ANSYS, Inc.(1)	269	88
Apple, Inc.	50,648	5,866
Applied Materials, Inc.	2,894	172
Arista Networks, Inc.(1)	172	36
Autodesk, Inc.(1)	686	158
Automatic Data Processing, Inc.	1,343	187
Broadcom, Inc.	1,268	462
Broadridge Financial Solutions, Inc.	363	48
Cadence Design Systems, Inc.(1)	882	94
CDW Corp.	450	54
Cisco Systems, Inc.	13,311	524
Citrix Systems, Inc.	389	54
Cognizant Technology Solutions Corp. Class A	1,696	118
Corning, Inc.	2,382	77
DXC Technology Co.	783	14
F5 Networks, Inc.(1)	191	23
Fidelity National Information Services, Inc.	1,949	287
Fiserv, Inc.(1)	1,734	179
FleetCor Technologies, Inc.(1)	264	63
FLIR Systems, Inc.	409	15
See Notes to Financial Statements

Rampart Sector Trend Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Information Technology—continued
Fortinet, Inc.(1)	427	$ 50
Gartner, Inc.(1)	281	35
Global Payments, Inc.	936	166
Hewlett Packard Enterprise Co.	3,998	37
HP, Inc.	4,285	81
Intel Corp.	13,406	694
International Business Machines Corp.	2,787	339
Intuit, Inc.	821	268
IPG Photonics Corp.(1)	112	19
Jack Henry & Associates, Inc.	240	39
Juniper Networks, Inc.	1,039	22
Keysight Technologies, Inc.(1)	589	58
KLA Corp.	495	96
Lam Research Corp.	464	154
Leidos Holdings, Inc.	426	38
Mastercard, Inc. Class A	2,763	934
Maxim Integrated Products, Inc.	834	56
Microchip Technology, Inc.	787	81
Micron Technology, Inc.(1)	3,553	167
Microsoft Corp.	23,821	5,010
Motorola Solutions, Inc.	534	84
NetApp, Inc.	692	30
NortonLifeLock, Inc.	1,880	39
NVIDIA Corp.	1,969	1,066
Oracle Corp.	6,107	365
Paychex, Inc.	998	80
Paycom Software, Inc.(1)	153	48
PayPal Holdings, Inc.(1)	3,685	726
Qorvo, Inc.(1)	360	46
QUALCOMM, Inc.	3,568	420
salesforce.com, Inc.(1)	2,892	727
Seagate Technology plc	700	34
	Shares	Value

Information Technology—continued
ServiceNow, Inc.(1)	609	$ 295
Skyworks Solutions, Inc.	526	77
Synopsys, Inc.(1)	479	102
TE Connectivity Ltd.	1,029	101
Teradyne, Inc.	528	42
Texas Instruments, Inc.	2,878	411
Tyler Technologies, Inc.(1)	128	45
VeriSign, Inc.(1)	321	66
Visa, Inc. Class A	5,277	1,055
Western Digital Corp.	955	35
Western Union Co. (The)	1,289	28
Xerox Holdings Corp.	552	10
Xilinx, Inc.	766	80
Zebra Technologies Corp. Class A(1)	168	42
		24,706

Materials—9.5%
Air Products and Chemicals, Inc.	3,706	1,104
Albemarle Corp.	1,872	167
Amcor plc	27,497	304
Avery Dennison Corp.	1,446	185
Ball Corp.	5,759	479
Celanese Corp.	2,054	221
CF Industries Holdings, Inc.	3,668	113
Corteva, Inc.	12,823	370
Dow, Inc.	11,105	523
DuPont de Nemours, Inc.	9,486	526
Eastman Chemical Co.	2,357	184
Ecolab, Inc.	4,140	827
FMC Corp.	2,262	240
Freeport-McMoRan, Inc.	25,090	392
International Flavors & Fragrances, Inc.	1,856	227
International Paper Co.	6,973	283
	Shares	Value

Materials—continued
Linde plc	8,749	$ 2,083
LyondellBasell Industries NV Class A	4,418	311
Martin Marietta Materials, Inc.	1,084	255
Mosaic Co. (The)	5,955	109
Newmont Corp.	13,575	861
Nucor Corp.	5,266	236
Packaging Corporation of America	1,682	183
PPG Industries, Inc.	4,097	500
Sealed Air Corp.	2,723	106
Sherwin-Williams Co. (The)	1,371	955
Vulcan Materials Co.	2,302	312
Westrock Co.	4,666	162
		12,218

Total Common Stocks (Identified Cost $107,686)		122,737

Total Long-Term Investments—95.6% (Identified Cost $107,686)		122,737

TOTAL INVESTMENTS—95.6% (Identified Cost $107,686)		$122,737
Other assets and liabilities, net—4.4%		5,614
NET ASSETS—100.0%		$128,351

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$122,737	$122,737
Total Investments	$122,737	$122,737
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

Vontobel Global Opportunities Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.4%
Communication Services—10.0%
Alphabet, Inc. Class C (United States)(1)	7,033	$ 10,336
Comcast Corp. Class A (United States)	144,589	6,689
NetEase, Inc. (China)	99,096	1,779
NetEase, Inc. ADR (China)	3,994	1,816
Tencent Holdings Ltd. (China)	171,918	11,612
Walt Disney Co. (The) (United States)	46,472	5,766
		37,998

Consumer Discretionary—21.4%
Alibaba Group Holding Ltd. Sponsored ADR (China)(1)	46,233	13,592
Amazon.com, Inc. (United States)(1)	6,024	18,968
Booking Holdings, Inc. (Netherlands)(1)	3,588	6,138
EssilorLuxottica SA (France)(1)	48,078	6,547
Flutter Entertainment plc (Ireland)(1)	57,488	9,146
LVMH Moet Hennessy Louis Vuitton SE (France)	10,340	4,842
NIKE, Inc. Class B (United States)	53,465	6,712
O’Reilly Automotive, Inc. (United States)(1)	11,713	5,401
Ross Stores, Inc. (United States)	72,326	6,749
Starbucks Corp. (United States)	41,668	3,580
		81,675

Consumer Staples—14.6%
Alimentation Couche-Tard, Inc. Class B (Canada)	310,005	10,796
Coca-Cola Co. (The) (United States)	151,742	7,491
Heineken NV (Netherlands)	105,284	9,367
Nestle S.A. Registered Shares (Switzerland)	108,452	12,875
PepsiCo, Inc. (United States)	47,496	6,583
	Shares	Value

Consumer Staples—continued
Unilever NV (Netherlands)	139,216	$ 8,406
		55,518

Financials—6.2%
Berkshire Hathaway, Inc. Class B (United States)(1)	40,363	8,595
CME Group, Inc. (United States)	26,015	4,353
HDFC Bank Ltd. (India)(1)	410,865	6,031
Housing Development Finance Corp., Ltd. (India)	192,868	4,571
		23,550

Health Care—13.8%
Becton Dickinson and Co. (United States)	33,177	7,720
Boston Scientific Corp. (United States)(1)	204,102	7,799
Hoya Corp. (Japan)	57,659	6,511
Intuitive Surgical, Inc. (United States)(1)	5,487	3,893
Johnson & Johnson (United States)	54,188	8,067
Medtronic plc (United States)	85,629	8,898
UnitedHealth Group, Inc. (United States)	30,984	9,660
		52,548

Industrials—5.2%
RELX plc (United Kingdom)	214,679	4,790
Safran SA (France)(1)	53,166	5,264
Teleperformance (France)	17,532	5,418
Wolters Kluwer NV (Netherlands)	52,466	4,481
		19,953

Information Technology—24.8%
Adobe, Inc. (United States)(1)	13,301	6,523
Mastercard, Inc. Class A (United States)	42,993	14,539
Microsoft Corp. (United States)	95,646	20,117
PayPal Holdings, Inc. (United States)(1)	44,830	8,833
SAP SE (Germany)	95,644	14,888
	Shares	Value

Information Technology—continued
Synopsys, Inc. (United States)(1)	22,410	$ 4,795
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	69,679	5,649
Tata Consultancy Services Ltd. (India)	203,759	6,894
Visa, Inc. Class A (United States)	61,316	12,261
		94,499

Materials—2.4%
Air Liquide SA (France)	25,523	4,055
Sherwin-Williams Co. (The) (United States)	7,132	4,969
		9,024

Total Common Stocks (Identified Cost $236,491)		374,765

Total Long-Term Investments—98.4% (Identified Cost $236,491)		374,765

TOTAL INVESTMENTS—98.4% (Identified Cost $236,491)		$374,765
Other assets and liabilities, net—1.6%		6,007
NET ASSETS—100.0%		$380,772

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
United States	56%
Netherlands	8
China	7
France	7
India	5
Germany	4
Switzerland	3
Other	10
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Vontobel Global Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$374,765	$337,367	$37,398
Total Investments	$374,765	$337,367	$37,398
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

Vontobel Greater European Opportunities Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Preferred Stock—2.6%
Health Care—2.6%
Grifols SA (Preference Shares), Class B, 0.000% (Spain)	6,897	$ 119
Total Preferred Stock (Identified Cost $114)		119

Common Stocks—91.4%
Communication Services—3.8%
Cellnex Telecom SA 144A (Spain)(1)	2,111	129
CTS Eventim AG & Co. KGaA (Germany)(2)	876	42
		171

Consumer Discretionary—14.1%
adidas AG (Germany)(2)	281	91
Booking Holdings, Inc. (Netherlands)(2)	37	63
Brunello Cucinelli S.p.A (Italy)(2)	247	8
EssilorLuxottica SA (France)(2)	714	97
Ferrari NV (Italy)	212	39
Flutter Entertainment plc (Ireland)(2)	733	117
Hermes International (France)	17	15
La Francaise des Jeux SAEM 144A (France)(1)	1,510	56
LVMH Moet Hennessy Louis Vuitton SE (France)	142	66
Prosus NV (Netherlands)(2)	877	81
		633

Consumer Staples—19.6%
Anheuser-Busch InBev NV (Belgium)	1,400	76
Diageo plc (United Kingdom)	1,764	60
Heineken NV (Netherlands)	779	69
L’Oreal SA (France)	137	45
Nestle S.A. Registered Shares (Switzerland)	1,950	232
Pernod Ricard SA (France)	294	47
Philip Morris International, Inc. (United States)	1,363	102
Reckitt Benckiser Group plc (United Kingdom)	399	39
	Shares	Value

Consumer Staples—continued
Unilever NV (Netherlands)	3,403	$ 205
		875

Financials—7.2%
Bankinter SA (Spain)	4,266	18
Groupe Bruxelles Lambert SA (Belgium)	914	82
KBC Group NV (Belgium)	514	26
London Stock Exchange Group plc (United Kingdom)	1,376	158
Svenska Handelsbanken AB Class A (Sweden)(2)	2,197	18
UBS Group AG Registered Shares (Switzerland)	1,928	22
		324

Health Care—10.5%
Alcon, Inc. (Switzerland)(2)	2,031	115
Eurofins Scientific SE (Luxembourg)(2)	127	101
Lonza Group AG Registered Shares (Switzerland)	124	77
Medtronic plc (United States)	1,256	130
Sartorius Stedim Biotech (France)	139	48
		471

Industrials—19.7%
Ashtead Group plc (United Kingdom)	2,588	94
DCC plc (Ireland)	1,111	86
IHS Markit Ltd. (United States)	825	65
IMCD NV (Netherlands)	551	66
RELX plc (United Kingdom)	2,799	62
Rentokil Initial plc (United Kingdom)(2)	17,233	119
Safran SA (France)(2)	578	57
Teleperformance (France)	510	158
Vinci SA (France)(2)	626	52
Wolters Kluwer NV (Netherlands)	1,432	122
		881

Information Technology—11.5%
Accenture plc Class A (United States)	744	168
Adyen NV 144A (Netherlands)(1)(2)	44	81
	Shares	Value

Information Technology—continued
Amadeus IT Group SA (Spain)	672	$ 38
Halma plc (United Kingdom)	1,369	41
SAP SE (Germany)	1,186	185
		513

Materials—5.0%
Air Liquide SA (France)	706	112
Sika AG Registered Shares (Switzerland)	452	111
		223

Total Common Stocks (Identified Cost $2,575)		4,091

Total Long-Term Investments—94.0% (Identified Cost $2,689)		4,210

TOTAL INVESTMENTS—94.0% (Identified Cost $2,689)		$4,210
Other assets and liabilities, net—6.0%		268
NET ASSETS—100.0%		$4,478

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $266 or 5.9% of net assets.
(2)	Non-income producing.

Country Weightings (Unaudited)†
Netherlands	18%
France	17
Switzerland	14
United Kingdom	13
United States	11
Germany	7
Spain	7
Other	13
Total	100%
† % of total investments as of September 30, 2020.
See Notes to Financial Statements

Vontobel Greater European Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$4,091	$4,091
Preferred Stock	119	119
Total Investments	$4,210	$4,210
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES September 30, 2020
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Global Infrastructure Fund	Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps International Real Estate Securities Fund
Assets
Investment in securities at value(1)	$ 81,762	$ 246,056	$ 27,518
Foreign currency at value(2)	— (a)	— (a)	—
Cash	227	1,171	301
Receivables
Investment securities sold	—	1,148	80
Fund shares sold	28	473	3
Dividends	104	834	76
Tax reclaims	26	79	29
Prepaid Trustees’ retainer	2	5	1
Prepaid expenses	16	21	21
Other assets	9	27	3
Total assets	82,174	249,814	28,032
Liabilities
Due to custodian	—	—	— (a)
Payables
Fund shares repurchased	107	263	24
Investment securities purchased	—	803	47
Investment advisory fees	43	135	14
Distribution and service fees	15	9	1
Administration and accounting fees	8	22	3
Transfer agent and sub-transfer agent fees and expenses	14	69	8
Professional fees	27	31	30
Trustee deferred compensation plan	9	27	3
Interest expense and/or commitment fees	— (a)	— (a)	— (a)
Other accrued expenses	6	16	3
Total liabilities	229	1,375	133
Net Assets	$ 81,945	$ 248,439	$ 27,899
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 73,965	$ 244,405	$ 31,854
Accumulated earnings (loss)	7,980	4,034	(3,955)
Net Assets	$ 81,945	$ 248,439	$ 27,899
Net Assets:
Class A	$ 30,172	$ 18,740	$ 1,843
Class C	$ 9,833	$ 6,297	$ 526
Class I	$ 33,326	$ 168,410	$ 25,530
Class R6	$ 8,614	$ 54,992	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	2,075,150	635,341	271,477
Class C	678,048	225,500	78,201
Class I	2,291,477	5,861,837	3,767,901
Class R6	591,824	1,905,775	—
Net Asset Value and Redemption Price Per Share:
Class A	$ 14.54	$ 29.50	$ 6.79
Class C	$ 14.50	$ 27.93	$ 6.73
Class I	$ 14.54	$ 28.73	$ 6.78
Class R6	$ 14.55	$ 28.86	$ —
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Global Infrastructure Fund	Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps International Real Estate Securities Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 15.43	$ 31.30	$ 7.20
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 73,609	$ 234,506	$ 24,435
(2) Foreign currency at cost	$ —(a)	$ —(a)	$ —

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Real Asset Fund	FORT Trend Fund(a)	KAR Emerging Markets Small-Cap Fund
Assets
Investment in securities at value(1)	$ 6,372	$ 196,019	$ 222,626
Investment in affiliated funds at value(2)	15,013	—	—
Foreign currency at value(3)	—	—	35
Cash	—	—	188
Foreign currency due from broker at value	—	213	—
Due from broker	—	2,664	—
Cash pledged as collateral for futures	—	9,297	—
Receivables
Fund shares sold	1	9	323
Dividends	8	22	132
Tax reclaims	—	—	3
Prepaid Trustees’ retainer	— (b)	4	4
Prepaid expenses	17	24	25
Other assets	2	23	23
Total assets	21,413	208,275	223,359
Liabilities
Variation margin payable on futures contracts	—	852	—
Payables
Fund shares repurchased	47	453	227
Investment securities purchased	8	—	200
Foreign capital gains tax	—	—	611
Investment advisory fees	—	173	224
Distribution and service fees	3	73	9
Administration and accounting fees	2	19	19
Transfer agent and sub-transfer agent fees and expenses	6	46	45
Professional fees	16	33	25
Trustee deferred compensation plan	2	23	23
Interest expense and/or commitment fees	— (b)	— (b)	—
Other accrued expenses	2	34	15
Total liabilities	86	1,706	1,398
Net Assets	$ 21,327	$ 206,569	$ 221,961
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 46,214	$ 616,975	$ 178,859
Accumulated earnings (loss)	(24,887)	(410,406)	43,102
Net Assets	$ 21,327	$ 206,569	$ 221,961
Net Assets:
Class A	$ 11,964	$ 104,017	$ 39,799
Class C	$ 604	$ 61,735	$ 1,208
Class I	$ 8,759	$ 40,098	$ 180,829
Class R6	$ —	$ 719	$ 125
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	1,184,914	7,146,809	2,666,348
Class C	59,259	4,496,102	81,647
Class I	869,830	2,711,003	12,049,840
Class R6	—	48,277	8,299
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Real Asset Fund	FORT Trend Fund(a)	KAR Emerging Markets Small-Cap Fund
Net Asset Value and Redemption Price Per Share:
Class A	$ 10.10	$ 14.55	$ 14.93
Class C	$ 10.19	$ 13.73	$ 14.80
Class I	$ 10.07	$ 14.79	$ 15.01
Class R6	$ —	$ 14.90	$ 15.01
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 10.72	$ 15.44	$ 15.84
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in unaffiliated securities at cost	$ 6,112	$ 196,017	$ 178,332
(2) Investment in affiliated funds at cost	$ 12,629	$ —	$ —
(3) Foreign currency at cost	$ —	$ 213	$ 36

(a)	Consolidated Statement of Assets and Liabilities.
(b)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	KAR International Small-Cap Fund	KAR International Small-Mid Cap Fund	Rampart Multi-Asset Trend Fund
Assets
Investment in securities at value(1)	$ 1,872,035	$ 23,439	$ 35,402
Foreign currency at value(2)	377	3	—
Cash	21,166	—	1,632
Receivables
Investment securities sold	137	—	—
Fund shares sold	5,157	131	1
Dividends	1,202	14	11
Tax reclaims	147	2	—
Prepaid Trustees’ retainer	37	— (a)	1
Prepaid expenses	65	10	14
Other assets	202	2	4
Total assets	1,900,525	23,601	37,065
Liabilities
Payables
Fund shares repurchased	1,952	—	127
Investment securities purchased	3,849	11	—
Investment advisory fees	1,505	18	27
Distribution and service fees	44	— (a)	18
Administration and accounting fees	161	3	4
Transfer agent and sub-transfer agent fees and expenses	376	4	8
Professional fees	51	23	29
Trustee deferred compensation plan	202	2	4
Interest expense and/or commitment fees	2	— (a)	— (a)
Other accrued expenses	110	2	6
Total liabilities	8,252	63	223
Net Assets	$ 1,892,273	$ 23,538	$ 36,842
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 1,698,985	$ 18,509	$ 54,191
Accumulated earnings (loss)	193,288	5,029	(17,349)
Net Assets	$ 1,892,273	$ 23,538	$ 36,842
Net Assets:
Class A	$ 78,101	$ 161	$ 11,708
Class C	$ 33,524	$ 168	$ 18,190
Class I	$ 1,705,562	$ 19,699	$ 6,944
Class R6	$ 75,086	$ 3,510	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	4,079,362	12,456	1,027,956
Class C	1,784,660	13,060	1,667,963
Class I	88,593,553	1,520,227	605,113
Class R6	3,895,776	270,585	—
Net Asset Value and Redemption Price Per Share:
Class A	$ 19.15	$ 12.93	$ 11.39
Class C	$ 18.78	$ 12.83	$ 10.91
Class I	$ 19.25	$ 12.96	$ 11.48
Class R6	$ 19.27	$ 12.97	$ —
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	KAR International Small-Cap Fund	KAR International Small-Mid Cap Fund	Rampart Multi-Asset Trend Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 20.32	$ 13.72	$ 12.08
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 1,689,710	$ 19,215	$ 32,474
(2) Foreign currency at cost	$ 375	$ 3	$ —

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Rampart Sector Trend Fund	Vontobel Global Opportunities Fund	Vontobel Greater European Opportunities Fund
Assets
Investment in securities at value(1)	$ 122,737	$ 374,765	$ 4,210
Foreign currency at value(2)	—	5	2
Cash	6,058	5,827	232
Receivables
Fund shares sold	2	424	78
Receivable from adviser	—	—	7
Dividends	88	168	3
Tax reclaims	—	209	25
Prepaid Trustees’ retainer	3	7	— (a)
Prepaid expenses	21	34	9
Other assets	14	41	— (a)
Total assets	128,923	381,480	4,566
Liabilities
Payables
Fund shares repurchased	389	141	—
Investment securities purchased	—	—	55
Foreign capital gains tax	—	63	—
Investment advisory fees	48	236	—
Distribution and service fees	38	44	1
Administration and accounting fees	12	33	1
Transfer agent and sub-transfer agent fees and expenses	25	49	1
Professional fees	31	35	29
Trustee deferred compensation plan	14	41	— (a)
Interest expense and/or commitment fees	— (a)	— (a)	— (a)
Other accrued expenses	15	66	1
Total liabilities	572	708	88
Net Assets	$ 128,351	$ 380,772	$ 4,478
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 126,930	$ 237,046	$ 2,683
Accumulated earnings (loss)	1,421	143,726	1,795
Net Assets	$ 128,351	$ 380,772	$ 4,478
Net Assets:
Class A	$ 78,863	$ 111,264	$ 1,486
Class C	$ 25,905	$ 25,626	$ 430
Class I	$ 23,583	$ 153,902	$ 2,562
Class R6	$ —	$ 89,980	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	5,989,880	5,971,629	132,208
Class C	2,000,937	1,676,566	39,675
Class I	1,793,606	8,245,117	228,083
Class R6	—	4,807,679	—
Net Asset Value and Redemption Price Per Share:
Class A	$ 13.17	$ 18.63	$ 11.24
Class C	$ 12.95	$ 15.28	$ 10.85
Class I	$ 13.15	$ 18.67	$ 11.23
Class R6	$ —	$ 18.72	$ —
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
	Rampart Sector Trend Fund	Vontobel Global Opportunities Fund	Vontobel Greater European Opportunities Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 13.97	$ 19.77	$ 11.93
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 107,686	$ 236,491	$ 2,689
(2) Foreign currency at cost	$ —	$ 5	$ 1

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS YEAR ENDED September 30, 2020
($ reported in thousands)
	Duff & Phelps Global Infrastructure Fund	Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps International Real Estate Securities Fund
Investment Income
Dividends	$ 2,647	$ 7,013	$ 1,363
Foreign taxes withheld	(149)	(334)	(135)
Total investment income	2,498	6,679	1,228
Expenses
Investment advisory fees	617	2,064	445
Distribution and service fees, Class A	83	53	5
Distribution and service fees, Class C	124	80	7
Administration and accounting fees	107	261	54
Transfer agent fees and expenses	43	109	20
Sub-transfer agent fees and expenses, Class A	26	263	2
Sub-transfer agent fees and expenses, Class C	10	8	1
Sub-transfer agent fees and expenses, Class I	41	223	44
Custodian fees	3	4	4
Printing fees and expenses	13	30	7
Professional fees	29	33	30
Interest expense and/or commitment fees	2	1	1
Registration fees	60	74	42
Trustees’ fees and expenses	9	20	4
Miscellaneous expenses	13	29	10
Total expenses	1,180	3,252	676
Less net expenses reimbursed and/or waived by investment adviser(1)	(9)	(386)	(107)
Less low balance account fees	— (2)	— (2)	—
Net expenses	1,171	2,866	569
Net investment income (loss)	1,327	3,813	659
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	707	(1,894)	(2,671)
Foreign currency transactions	(5)	(13)	(6)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,007)	(33,441)	(4,129)
Foreign currency transactions	2	7	2
Net realized and unrealized gain (loss) on investments	(12,303)	(35,341)	(6,804)
Net increase (decrease) in net assets resulting from operations	$(10,976)	$(31,528)	$(6,145)

(1)	See Note 4D in Notes to Financial Statements.
(2)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2020
($ reported in thousands)
	Duff & Phelps Real Asset Fund	FORT Trend Fund(1)	KAR Emerging Markets Small-Cap Fund
Investment Income
Dividends	$ 551	$ 3,402	$ 2,963
Dividends from affiliated funds	875	—	—
Interest	—	11	—
Foreign taxes withheld	—	—	(401)
Total investment income	1,426	3,413	2,562
Expenses
Investment advisory fees	—	2,504 (2)	1,805
Distribution and service fees, Class A	35	245	75
Distribution and service fees, Class C	12	952	9
Administration and accounting fees	41	270	165
Transfer agent fees and expenses	15	129	71
Sub-transfer agent fees and expenses, Class A	15	87	40
Sub-transfer agent fees and expenses, Class C	1	90	1
Sub-transfer agent fees and expenses, Class I	17	53	139
Custodian fees	1	6	7
Printing fees and expenses	6	43	31
Professional fees	89	48	53
Interest expense and/or commitment fees	1	1	1
Registration fees	43	54	93
Trustees’ fees and expenses	3	24	11
Miscellaneous expenses	7	37	24
Total expenses	286	4,543	2,525
Less net expenses reimbursed and/or waived by investment adviser(3)	—	—	(33)
Less low balance account fees	— (4)	— (4)	—
Net expenses	286	4,543	2,492
Net investment income (loss)	1,140	(1,130)	70
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated investments	(1,003)	26,621	4,534
Affiliated funds	760	—	—
Foreign currency transactions	—	11	(276)
Foreign capital gains tax	—	—	— (4)
Futures	—	(2,762)	—
Capital gain received from investments in affiliated funds	775	—	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(619)	(38,113)	35,973
Affiliated funds	(4,830)	—	—
Futures	—	(323)	—
Foreign capital gains tax	—	—	(611)
Net realized and unrealized gain (loss) on investments	(4,917)	(14,566)	39,620
Net increase (decrease) in net assets resulting from operations	$(3,777)	$(15,696)	$39,690

(1)	Consolidated Statement of Operations.
(2)	See Note 4A in Notes to Financial Statements.
(3)	See Note 4D in Notes to Financial Statements.
(4)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2020
($ reported in thousands)
	KAR International Small-Cap Fund	KAR International Small-Mid Cap Fund(1)	Rampart Multi-Asset Trend Fund
Investment Income
Dividends	$ 32,100	$ 162	$ 875
Foreign taxes withheld	(3,369)	(18)	—
Total investment income	28,731	144	875
Expenses
Investment advisory fees	17,162	95	430
Distribution and service fees, Class A	201	— (2)	30
Distribution and service fees, Class C	363	1	229
Administration and accounting fees	1,838	19	53
Transfer agent fees and expenses	767	5	22
Sub-transfer agent fees and expenses, Class A	94	— (2)	10
Sub-transfer agent fees and expenses, Class C	31	— (2)	19
Sub-transfer agent fees and expenses, Class I	1,602	9	9
Custodian fees	28	2	6
Printing fees and expenses	193	25	7
Professional fees	213	44	30
Interest expense and/or commitment fees	11	— (2)	— (2)
Registration fees	161	29	44
Trustees’ fees and expenses	149	— (2)	4
Miscellaneous expenses	143	4	12
Total expenses	22,956	233	905
Less net expenses reimbursed and/or waived by investment adviser(3)	—	(108)	(50)
Less low balance account fees	—	—	— (2)
Net expenses	22,956	125	855
Net investment income (loss)	5,775	19	20
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	62,833	793	947
Foreign currency transactions	(478)	(7)	—
Net change in unrealized appreciation (depreciation) on:
Investments	132,948	4,224	(1,332)
Foreign currency transactions	19	— (2)	—
Net realized and unrealized gain (loss) on investments	195,322	5,010	(385)
Net increase (decrease) in net assets resulting from operations	$201,097	$5,029	$ (365)

(1)	Inception date October 1, 2019.
(2)	Amount is less than $500.
(3)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2020
($ reported in thousands)
	Rampart Sector Trend Fund	Vontobel Global Opportunities Fund	Vontobel Greater European Opportunities Fund
Investment Income
Dividends	$ 2,775	$ 3,900	$ 58
Security lending, net of fees	—	— (1)	— (1)
Foreign taxes withheld	—	(256)	(6)
Total investment income	2,775	3,644	52
Expenses
Investment advisory fees	765	2,879	34
Distribution and service fees, Class A	218	256	3
Distribution and service fees, Class C	387	268	5
Administration and accounting fees	185	361	12
Transfer agent fees and expenses	83	163	2
Sub-transfer agent fees and expenses, Class A	52	63	2
Sub-transfer agent fees and expenses, Class C	29	20	— (1)
Sub-transfer agent fees and expenses, Class I	37	125	3
Custodian fees	10	6	2
Printing fees and expenses	18	36	2
Professional fees	34	51	29
Interest expense and/or commitment fees	1	4	— (1)
Registration fees	48	78	44
Trustees’ fees and expenses	16	28	— (1)
Miscellaneous expenses	46	66	4
Total expenses	1,929	4,404	142
Less net expenses reimbursed and/or waived by investment adviser(2)	—	(299)	(86)
Less low balance account fees	— (1)	(2)	—
Net expenses	1,929	4,103	56
Net investment income (loss)	846	(459)	(4)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(2,601)	9,202	332
Foreign currency transactions	—	(87)	(1)
Foreign capital gains tax	—	(21)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(5,951)	41,938	(20)
Foreign currency transactions	—	16	3
Foreign capital gains tax	—	259	—
Net realized and unrealized gain (loss) on investments	(8,552)	51,307	314
Net increase (decrease) in net assets resulting from operations	$(7,706)	$50,848	$310

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps Global Infrastructure Fund		Duff & Phelps Global Real Estate Securities Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,327	$ 1,588	$ 3,813	$ 3,661
Net realized gain (loss)	702	3,244	(1,907)	6,956
Net change in unrealized appreciation (depreciation)	(13,005)	11,187	(33,434)	22,130
Increase (decrease) in net assets resulting from operations	(10,976)	16,019	(31,528)	32,747
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,696)	(1,763)	(1,296)	(245)
Class C	(554)	(815)	(598)	(192)
Class I	(2,070)	(1,856)	(15,782)	(4,838)
Class R6	(498)	(506)	(223)	(62)
Total Dividends and Distributions to Shareholders	(4,818)	(4,940)	(17,899)	(5,337)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(3,035)	1,297	875	(554)
Class C	(3,660)	(4,772)	(1,490)	(1,321)
Class I	(8,104)	15,215	3,586	37,767
Class R6	434	(3,202)	54,268	(3,984)
Increase (decrease) in net assets from capital transactions	(14,365)	8,538	57,239	31,908
Net increase (decrease) in net assets	(30,159)	19,617	7,812	59,318
Net Assets
Beginning of period	112,104	92,487	240,627	181,309
End of Period	$ 81,945	$ 112,104	$ 248,439	$ 240,627
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Duff & Phelps International Real Estate Securities Fund		Duff & Phelps Real Asset Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 659	$ 926	$ 1,140	$ 791
Net realized gain (loss)	(2,677)	1,840	532	673
Net change in unrealized appreciation (depreciation)	(4,127)	2,363	(5,449)	(1,387)
Increase (decrease) in net assets resulting from operations	(6,145)	5,129	(3,777)	77
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(194)	(70)	(481)	(216)
Class C	(58)	(28)	(16)	(73)
Class I	(4,068)	(1,620)	(823)	(601)
Total Dividends and Distributions to Shareholders	(4,320)	(1,718)	(1,320)	(890)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	71	18	(2,123)	5,493
Class C	(74)	(261)	(1,345)	(7,376)
Class I	(15,747)	7,864	(9,149)	1,216
Increase (decrease) in net assets from capital transactions	(15,750)	7,621	(12,617)	(667)
Net increase (decrease) in net assets	(26,215)	11,032	(17,714)	(1,480)
Net Assets
Beginning of period	54,114	43,082	39,041	40,521
End of Period	$ 27,899	$ 54,114	$ 21,327	$ 39,041
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	FORT Trend Fund		KAR Emerging Markets Small-Cap Fund
	Year Ended September 30, 2020(1)	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (1,130)	$ (426)	$ 70	$ 2,130
Net realized gain (loss)	23,870	48,622	4,258	(4,213)
Net change in unrealized appreciation (depreciation)	(38,436)	(71,222)	35,362	7,448
Increase (decrease) in net assets resulting from operations	(15,696)	(23,026)	39,690	5,365
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	—	—	(540)	(30)
Class C	—	—	(12)	—
Class I	—	—	(2,019)	(172)
Class R6	—	—	(2)	—
Total Dividends and Distributions to Shareholders	—	—	(2,573)	(202)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(1,537)	3,272	6,476	21,148
Class C	(58,300)	(77,294)	287	366
Class I	(29,428)	(31,631)	64,066	53,589
Class R6	148	—	3	100
Increase (decrease) in net assets from capital transactions	(89,117)	(105,653)	70,832	75,203
Net increase (decrease) in net assets	(104,813)	(128,679)	107,949	80,366
Net Assets
Beginning of period	311,382	440,061	114,012	33,646
End of Period	$ 206,569	$ 311,382	$ 221,961	$ 114,012

(1)	Consolidated Statement of Changes in Net Assets.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR International Small-Cap Fund		KAR International Small-Mid Cap Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020(1)
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 5,775	$ 35,060	$ 19
Net realized gain (loss)	62,355	(54,104)	786
Net increase from payment by affiliate	—	19	—
Net change in unrealized appreciation (depreciation)	132,967	27,936	4,224
Increase (decrease) in net assets resulting from operations	201,097	8,911	5,029
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,433)	(477)	—
Class C	(432)	(225)	—
Class I	(33,317)	(10,947)	—
Class R6	(943)	(400)	—
Total Dividends and Distributions to Shareholders	(36,125)	(12,049)	—
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(4,023)	23,261	136
Class C	(7,229)	1,790	135
Class I	194,887	598,708	15,532
Class R6	22,080	(28,632)	2,706
Increase (decrease) in net assets from capital transactions	205,715	595,127	18,509
Net increase (decrease) in net assets	370,687	591,989	23,538
Net Assets
Beginning of period	1,521,586	929,597	—
End of Period	$ 1,892,273	$ 1,521,586	$ 23,538

(1)	Inception date October 1, 2019.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Rampart Multi-Asset Trend Fund		Rampart Sector Trend Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 20	$ 44	$ 846	$ 2,269
Net realized gain (loss)	947	2,697	(2,601)	14,546
Net change in unrealized appreciation (depreciation)	(1,332)	(2,016)	(5,951)	(19,111)
Increase (decrease) in net assets resulting from operations	(365)	725	(7,706)	(2,296)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(86)	(44)	(1,185)	(859)
Class C	(71)	—	(110)	(63)
Class I	(71)	(92)	(745)	(778)
Total Dividends and Distributions to Shareholders	(228)	(136)	(2,040)	(1,700)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(643)	(2,564)	(15,057)	2,723
Class C	(9,404)	(11,924)	(23,356)	(33,744)
Class I	(2,320)	(5,959)	(26,993)	(5,247)
Increase (decrease) in net assets from capital transactions	(12,367)	(20,447)	(65,406)	(36,268)
Net increase (decrease) in net assets	(12,960)	(19,858)	(75,152)	(40,264)
Net Assets
Beginning of period	49,802	69,660	203,503	243,767
End of Period	$ 36,842	$ 49,802	$ 128,351	$ 203,503
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Vontobel Global Opportunities Fund		Vontobel Greater European Opportunities Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (459)	$ 581	$ (4)	$ 34
Net realized gain (loss)	9,094	5,335	331	520
Net change in unrealized appreciation (depreciation)	42,213	19,056	(17)	(689)
Increase (decrease) in net assets resulting from operations	50,848	24,972	310	(135)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,055)	(9,904)	(172)	(723)
Class C	(674)	(3,484)	(68)	(365)
Class I	(3,014)	(7,873)	(268)	(594)
Class R6	(1,610)	(42)	—	—
Total Dividends and Distributions to Shareholders	(7,353)	(21,303)	(508)	(1,682)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(1,928)	(3,343)	198	(1,107)
Class C	(5,447)	(2,189)	(126)	(800)
Class I	13,655	42,310	367	225
Class R6	12,855	60,096	—	—
Increase (decrease) in net assets from capital transactions	19,135	96,874	439	(1,682)
Net increase (decrease) in net assets	62,630	100,543	241	(3,499)
Net Assets
Beginning of period	318,142	217,599	4,237	7,736
End of Period	$ 380,772	$ 318,142	$ 4,478	$ 4,237
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate

Duff & Phelps Global Infrastructure Fund
Class A
10/1/19 to 9/30/20	$16.26	0.20	—	(1.17)	(0.97)	(0.23)	(0.52)	(0.75)	—	(1.72)	$14.54	(6.11) %	$ 30,172	1.27%	1.27%	1.35%	31%
10/1/18 to 9/30/19	14.45	0.25	—	2.38	2.63	(0.27)	(0.55)	(0.82)	—	1.81	16.26	19.13	37,533	1.26	1.26	1.69	30
10/1/17 to 9/30/18	15.00	0.28	—	(0.39)	(0.11)	(0.29)	(0.15)	(0.44)	—	(0.55)	14.45	(0.75)	32,466	1.25	1.25	1.91	36
10/1/16 to 9/30/17	14.22	0.29	—	1.15	1.44	(0.28)	(0.38)	(0.66)	—	0.78	15.00	10.70 (6)	37,401	1.29 (6)	1.30	2.04 (6)	56
10/1/15 to 9/30/16	13.62	0.29	—	1.54	1.83	(0.33)	(0.90)	(1.23)	—	0.60	14.22	14.79	51,148	1.34 (7)	1.34	2.16	17
Class C
10/1/19 to 9/30/20	$16.20	0.09	—	(1.16)	(1.07)	(0.11)	(0.52)	(0.63)	—	(1.70)	$14.50	(6.83) %	$ 9,833	2.03%	2.03%	0.59%	31%
10/1/18 to 9/30/19	14.39	0.14	—	2.37	2.51	(0.15)	(0.55)	(0.70)	—	1.81	16.20	18.32	15,046	2.01	2.01	0.97	30
10/1/17 to 9/30/18	14.94	0.17	—	(0.39)	(0.22)	(0.18)	(0.15)	(0.33)	—	(0.55)	14.39	(1.54)	17,972	2.00	2.00	1.16	36
10/1/16 to 9/30/17	14.17	0.18	—	1.14	1.32	(0.17)	(0.38)	(0.55)	—	0.77	14.94	9.84 (6)	25,144	2.04 (6)	2.05	1.30 (6)	56
10/1/15 to 9/30/16	13.57	0.19	—	1.53	1.72	(0.22)	(0.90)	(1.12)	—	0.60	14.17	13.94	29,616	2.08 (7)	2.08	1.42	17
Class I
10/1/19 to 9/30/20	$16.27	0.24	—	(1.19)	(0.95)	(0.26)	(0.52)	(0.78)	—	(1.73)	$14.54	(5.94) %	$ 33,326	1.04%	1.04%	1.61%	31%
10/1/18 to 9/30/19	14.45	0.29	—	2.39	2.68	(0.31)	(0.55)	(0.86)	—	1.82	16.27	19.50	50,089	1.02	1.02	1.94	30
10/1/17 to 9/30/18	15.00	0.31	—	(0.38)	(0.07)	(0.33)	(0.15)	(0.48)	—	(0.55)	14.45	(0.52)	30,488	1.01	1.01	2.12	36
10/1/16 to 9/30/17	14.23	0.33	—	1.14	1.47	(0.32)	(0.38)	(0.70)	—	0.77	15.00	10.92 (6)	56,361	1.04 (6)	1.04	2.29 (6)	56
10/1/15 to 9/30/16	13.63	0.32	—	1.54	1.86	(0.36)	(0.90)	(1.26)	—	0.60	14.23	15.07	41,056	1.08 (7)	1.08	2.37	17
Class R6
10/1/19 to 9/30/20	$16.27	0.26	—	(1.18)	(0.92)	(0.28)	(0.52)	(0.80)	—	(1.72)	$14.55	(5.75) %	$ 8,614	0.85%	0.94%	1.74%	31%
10/1/18 to 9/30/19	14.45	0.30	—	2.39	2.69	(0.32)	(0.55)	(0.87)	—	1.82	16.27	19.60	9,436	0.91 (8)	0.93	2.02	30
1/30/18 (9) to 9/30/18	15.06	0.23	—	(0.60)	(0.37)	(0.24)	—	(0.24)	—	(0.61)	14.45	(2.44)	11,561	0.93	0.93	2.41	36 (10)

Duff & Phelps Global Real Estate Securities Fund
Class A
10/1/19 to 9/30/20	$34.82	0.41	—	(3.66)	(3.25)	(1.29)	(0.78)	(2.07)	—	(5.32)	$29.50	(10.01) %	$ 18,740	1.40%	2.59%	1.34%	32%
10/1/18 to 9/30/19	30.30	0.51	—	4.46	4.97	(0.44)	(0.01)	(0.45)	—	4.52	34.82	16.72	21,612	1.40	2.61	1.63	31
10/1/17 to 9/30/18	28.64	0.74	—	1.38	2.12	(0.40)	(0.06)	(0.46)	—	1.66	30.30	7.48	19,470	1.40	2.51	2.53	41
10/1/16 to 9/30/17	28.97	0.39	—	0.07	0.46	(0.72)	(0.07)	(0.79)	—	(0.33)	28.64	1.82	23,626	1.40	1.68	1.41	36
10/1/15 to 9/30/16	26.19	0.40	—	3.12	3.52	(0.33)	(0.41)	(0.74)	—	2.78	28.97	13.75	68,087	1.41 (7)	1.54	1.45	22
Class C
10/1/19 to 9/30/20	$33.42	0.16	—	(3.47)	(3.31)	(1.40)	(0.78)	(2.18)	—	(5.49)	$27.93	(10.67) %	$ 6,297	2.15%	2.19%	0.53%	32%
10/1/18 to 9/30/19	29.50	0.25	—	4.29	4.54	(0.61)	(0.01)	(0.62)	—	3.92	33.42	15.84	9,399	2.15	2.20	0.84	31
10/1/17 to 9/30/18	28.12	0.50	—	1.36	1.86	(0.42)	(0.06)	(0.48)	—	1.38	29.50	6.68	9,580	2.15	2.21	1.73	41
10/1/16 to 9/30/17	28.41	0.23	—	0.02	0.25	(0.47)	(0.07)	(0.54)	—	(0.29)	28.12	1.06	10,771	2.15	2.31	0.86	36
10/1/15 to 9/30/16	25.71	0.20	—	3.06	3.26	(0.15)	(0.41)	(0.56)	—	2.70	28.41	12.89	13,560	2.16 (7)	2.29	0.73	22
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate
Duff & Phelps Global Real Estate Securities Fund (Continued)
Class I
10/1/19 to 9/30/20	$34.33	0.47	—	(3.54)	(3.07)	(1.75)	(0.78)	(2.53)	—	(5.60)	$28.73	(9.79) %	$ 168,410	1.15%	1.20%	1.55%	32%
10/1/18 to 9/30/19	30.33	0.59	—	4.35	4.94	(0.93)	(0.01)	(0.94)	—	4.00	34.33	17.01	206,723	1.15	1.19	1.90	31
10/1/17 to 9/30/18	28.77	0.80	—	1.39	2.19	(0.57)	(0.06)	(0.63)	—	1.56	30.33	7.70	145,648	1.15	1.19	2.72	41
10/1/16 to 9/30/17	29.19	0.54	—	(0.02)	0.52	(0.87)	(0.07)	(0.94)	—	(0.42)	28.77	2.02	154,704	1.15	1.31	1.93	36
10/1/15 to 9/30/16	26.37	0.51	—	3.11	3.62	(0.39)	(0.41)	(0.80)	—	2.82	29.19	14.06	114,428	1.16 (7)	1.29	1.79	22
Class R6
10/1/19 to 9/30/20	$34.41	0.65	—	(3.64)	(2.99)	(1.78)	(0.78)	(2.56)	—	(5.55)	$28.86	(9.52) %	$ 54,992	0.89%	1.09%	2.29%	32%
10/1/18 to 9/30/19	30.37	0.54	—	4.47	5.01	(0.96)	(0.01)	(0.97)	—	4.04	34.41	17.23	2,893	0.94 (8)	1.08	1.75	31
10/1/17 to 9/30/18	28.79	0.86	—	1.38	2.24	(0.60)	(0.06)	(0.66)	—	1.58	30.37	7.90	6,611	1.00 (8)	1.09	2.92	41
11/3/16 (9) to 9/30/17	26.78	0.50	—	2.47	2.97	(0.89)	(0.07)	(0.96)	—	2.01	28.79	11.39	7,791	1.04	1.12	1.92	36 (10)

Duff & Phelps International Real Estate Securities Fund
Class A
10/1/19 to 9/30/20	$ 7.96	0.09	—	(0.63)	(0.54)	(0.63)	—	(0.63)	—	(1.17)	$ 6.79	(7.72) %	$ 1,843	1.50%	1.75%	1.32%	34%
10/1/18 to 9/30/19	7.41	0.14	—	0.68	0.82	(0.27)	—	(0.27)	—	0.55	7.96	11.65	2,318	1.50	1.71	1.87	34
10/1/17 to 9/30/18	6.93	0.30	—	0.30	0.60	(0.12)	—	(0.12)	—	0.48	7.41	8.72	2,145	1.50	1.85	4.07	38
10/1/16 to 9/30/17	7.25	0.13	—	(0.01)	0.12	(0.44)	—	(0.44)	—	(0.32)	6.93	2.53	2,506	1.50	1.99	1.94	24
10/1/15 to 9/30/16	6.63	0.11	—	0.58	0.69	(0.07)	—	(0.07)	—	0.62	7.25	10.47	8,680	1.51 (7)	1.91	1.60	26
Class C
10/1/19 to 9/30/20	$ 7.92	0.04	—	(0.63)	(0.59)	(0.60)	—	(0.60)	—	(1.19)	$ 6.73	(8.37) %	$ 526	2.25%	2.50%	0.61%	34%
10/1/18 to 9/30/19	7.38	0.08	—	0.68	0.76	(0.22)	—	(0.22)	—	0.54	7.92	10.84	736	2.25	2.44	1.06	34
10/1/17 to 9/30/18	6.89	0.25	—	0.30	0.55	(0.06)	—	(0.06)	—	0.49	7.38	7.97	945	2.25	2.59	3.35	38
10/1/16 to 9/30/17	7.21	0.09	—	(0.02)	0.07	(0.39)	—	(0.39)	—	(0.32)	6.89	1.72	957	2.25	2.73	1.32	24
10/1/15 to 9/30/16	6.59	0.07	—	0.57	0.64	(0.02)	—	(0.02)	—	0.62	7.21	9.69	2,006	2.26 (7)	2.68	0.97	26
Class I
10/1/19 to 9/30/20	$ 7.93	0.11	—	(0.62)	(0.51)	(0.64)	—	(0.64)	—	(1.15)	$ 6.78	(7.37) %	$ 25,530	1.25%	1.49%	1.50%	34%
10/1/18 to 9/30/19	7.40	0.16	—	0.67	0.83	(0.30)	—	(0.30)	—	0.53	7.93	11.84	51,060	1.25	1.44	2.10	34
10/1/17 to 9/30/18	6.94	0.28	—	0.34	0.62	(0.16)	—	(0.16)	—	0.46	7.40	9.03	39,992	1.25	1.53	3.74	38
10/1/16 to 9/30/17	7.26	0.16	—	(0.03)	0.13	(0.45)	—	(0.45)	—	(0.32)	6.94	2.79	21,573	1.25	1.72	2.45	24
10/1/15 to 9/30/16	6.64	0.14	—	0.56	0.70	(0.08)	—	(0.08)	—	0.62	7.26	10.72	24,348	1.26 (7)	1.68	1.98	26
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate

Duff & Phelps Real Asset Fund
Class A
10/1/19 to 9/30/20	$11.38	0.27	0.26	(1.46)	(0.93)	(0.35)	—	(0.35)	—	(1.28)	$10.10	(8.50) %	$ 11,964	1.05% (7)	1.05%	2.57%	75%
10/1/18 to 9/30/19	11.63	0.14	0.16	(0.31)	(0.01)	(0.24)	—	(0.24)	—	(0.25)	11.38	0.18	15,897	0.76	0.76	1.25	13
10/1/17 to 9/30/18	11.05	0.12	0.13	0.44	0.69	(0.11)	—	(0.11)	—	0.58	11.63	6.25	10,348	0.71	0.71	1.06	17
10/1/16 to 9/30/17	10.89	0.18	0.22	(0.04)	0.36	(0.20)	—	(0.20)	—	0.16	11.05	3.34	11,118	0.74	0.74	1.65	4
10/1/15 to 9/30/16	9.99	0.08	0.31	0.58	0.97	(0.07)	—	(0.07)	—	0.90	10.89	9.74	19,171	0.74 (7)	0.74	0.80	56
Class C
10/1/19 to 9/30/20	$11.32	0.31	0.26	(1.60)	(1.03)	(0.10)	—	(0.10)	—	(1.13)	$10.19	(9.17) %	$ 604	1.74% (7)	1.74%	2.85%	75%
10/1/18 to 9/30/19	11.50	0.27	0.16	(0.52)	(0.09)	(0.09)	—	(0.09)	—	(0.18)	11.32	(0.65)	2,126	1.50	1.50	2.44	13
10/1/17 to 9/30/18	10.97	0.04	0.14	0.41	0.59	(0.06)	—	(0.06)	—	0.53	11.50	5.40	9,948	1.46	1.46	0.39	17
10/1/16 to 9/30/17	10.73	0.09	0.19	—	0.28	(0.04)	—	(0.04)	—	0.24	10.97	2.65	13,354	1.50	1.50	0.80	4
10/1/15 to 9/30/16	9.90	— (11)	0.31	0.56	0.87	(0.04)	—	(0.04)	—	0.83	10.73	8.86	19,611	1.49 (7)	1.49	0.04	56
Class I
10/1/19 to 9/30/20	$11.35	0.48	0.26	(1.64)	(0.90)	(0.38)	—	(0.38)	—	(1.28)	$10.07	(8.32) %	$ 8,759	0.72% (7)	0.72%	4.52%	75%
10/1/18 to 9/30/19	11.62	0.25	0.16	(0.39)	0.02	(0.29)	—	(0.29)	—	(0.27)	11.35	0.44	21,018	0.51	0.51	2.26	13
10/1/17 to 9/30/18	11.03	0.16	0.13	0.42	0.71	(0.12)	—	(0.12)	—	0.59	11.62	6.49	20,225	0.45	0.45	1.43	17
10/1/16 to 9/30/17	10.89	0.19	0.16	0.04	0.39	(0.25)	—	(0.25)	—	0.14	11.03	3.69	19,910	0.49	0.49	1.73	4
10/1/15 to 9/30/16	9.98	0.11	0.31	0.56	0.98	(0.07)	—	(0.07)	—	0.91	10.89	9.94	19,777	0.49 (7)	0.49	1.04	56

FORT Trend Fund
Class A
10/1/19 to 9/30/20(12)	$15.16	(0.04)	—	(0.57)	(0.61)	—	—	—	—	(0.61)	$14.55	(4.02) %	$ 104,017	1.59% (13)	1.59%	(0.25) %	198%
10/1/18 to 9/30/19	15.79	0.03	—	(0.66)	(0.63)	—	—	—	—	(0.63)	15.16	(3.99)	108,998	1.56 (13)	1.56	0.19	228
10/1/17 to 9/30/18	13.60	0.01	—	2.18	2.19	—	—	—	—	2.19	15.79	16.10	109,943	1.56 (13)	1.56	0.08	57
10/1/16 to 9/30/17	12.23	0.03	—	1.34	1.37	—	—	—	—	1.37	13.60	11.20	134,267	1.51 (8)	1.60	0.23	92
10/1/15 to 9/30/16	12.14	(0.01)	—	0.10	0.09	—	—	—	—	0.09	12.23	0.74	245,109	1.50 (7)(8)	1.58	(0.05)	229
Class C
10/1/19 to 9/30/20(12)	$14.41	(0.13)	—	(0.55)	(0.68)	—	—	—	—	(0.68)	$13.73	(4.72) %	$ 61,735	2.34% (13)	2.34%	(0.96) %	198%
10/1/18 to 9/30/19	15.12	(0.08)	—	(0.63)	(0.71)	—	—	—	—	(0.71)	14.41	(4.70)	128,143	2.30 (13)	2.30	(0.57)	228
10/1/17 to 9/30/18	13.11	(0.09)	—	2.10	2.01	—	—	—	—	2.01	15.12	15.33	218,543	2.29 (13)	2.29	(0.65)	57
10/1/16 to 9/30/17	11.88	(0.06)	—	1.29	1.23	—	—	—	—	1.23	13.11	10.35	257,078	2.21 (8)	2.35	(0.47)	92
10/1/15 to 9/30/16	11.87	(0.08)	—	0.09	0.01	—	—	—	—	0.01	11.88	0.08	423,675	2.16 (7)(8)	2.33	(0.69)	229
Class I
10/1/19 to 9/30/20(12)	$15.37	0.01	—	(0.59)	(0.58)	—	—	—	—	(0.58)	$14.79	(3.77) %	$ 40,098	1.33% (13)	1.33%	0.05%	198%
10/1/18 to 9/30/19	15.97	0.06	—	(0.66)	(0.60)	—	—	—	—	(0.60)	15.37	(3.76)	73,639	1.31 (13)	1.31	0.42	228
10/1/17 to 9/30/18	13.71	0.05	—	2.21	2.26	—	—	—	—	2.26	15.97	16.48	110,950	1.30 (13)	1.30	0.34	57
10/1/16 to 9/30/17	12.31	0.06	—	1.34	1.40	—	—	—	—	1.40	13.71	11.37	148,047	1.29 (8)	1.35	0.45	92
10/1/15 to 9/30/16	12.19	0.02	—	0.10	0.12	—	—	—	—	0.12	12.31	0.98	282,818	1.29 (7)(8)	1.33	0.16	229
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate
FORT Trend Fund (Continued)
Class R6
10/1/19 to 9/30/20(12)	$15.47	0.01	—	(0.58)	(0.57)	—	—	—	—	(0.57)	$14.90	(3.68) %	$ 719	1.24% (13)	1.24%	0.09%	198%
10/1/18 to 9/30/19	16.05	0.08	—	(0.66)	(0.58)	—	—	—	—	(0.58)	15.47	(3.61)	602	1.21 (13)	1.21	0.53	228
10/1/17 to 9/30/18	13.77	0.08	—	2.20	2.28	—	—	—	—	2.28	16.05	16.56	625	1.20 (13)	1.20	0.50	57
10/1/16 to 9/30/17	12.34	0.08	—	1.35	1.43	—	—	—	—	1.43	13.77	11.59	203	1.16 (8)	1.23	0.58	92
10/1/15 to 9/30/16	12.20	0.06	—	0.08	0.14	—	—	—	—	0.14	12.34	1.15	182	1.10 (7)(8)	1.25	0.49	229

KAR Emerging Markets Small-Cap Fund
Class A
10/1/19 to 9/30/20	$12.10	(0.02)	—	3.08	3.06	(0.23)	—	(0.23)	—	2.83	$14.93	25.70%	$ 39,799	1.85%	1.90%	(0.17) %	47%
10/1/18 to 9/30/19	11.66	0.32	—	0.15	0.47	(0.03)	—	(0.03)	—	0.44	12.10	4.10	27,479	1.86	1.90	2.70	44
10/1/17 to 9/30/18	10.95	0.10	—	0.68	0.78	(0.07)	—	(0.07)	—	0.71	11.66	7.10	4,658	1.85	2.23	0.83	24
10/1/16 to 9/30/17	9.29	0.15	—	1.68	1.83	(0.17)	—	(0.17)	—	1.66	10.95	20.12	1,647	1.84	2.97	1.47	28
10/1/15 to 9/30/16	7.85	0.18	—	1.41	1.59	(0.15)	—	(0.15)	—	1.44	9.29	20.66	382	1.86 (7)	3.77	2.18	34
Class C
10/1/19 to 9/30/20	$12.03	(0.11)	—	3.05	2.94	(0.17)	—	(0.17)	—	2.77	$14.80	24.75%	$ 1,208	2.60%	2.61%	(0.87) %	47%
10/1/18 to 9/30/19	11.65	0.17	—	0.21	0.38	—	—	—	—	0.38	12.03	3.26	736	2.61	2.62	1.47	44
10/1/17 to 9/30/18	10.96	0.01	—	0.68	0.69	—	—	—	—	0.69	11.65	6.30	358	2.60	2.90	0.08	24
10/1/16 to 9/30/17	9.31	0.08	—	1.69	1.77	(0.12)	—	(0.12)	—	1.65	10.96	19.31	317	2.59	3.73	0.78	28
10/1/15 to 9/30/16	7.80	0.12	—	1.41	1.53	(0.02)	—	(0.02)	—	1.51	9.31	19.62	117	2.61 (7)	4.51	1.39	34
Class I
10/1/19 to 9/30/20	$12.16	0.01	—	3.10	3.11	(0.26)	—	(0.26)	—	2.85	$15.01	26.01%	$ 180,829	1.60%	1.62%	0.11%	47%
10/1/18 to 9/30/19	11.70	0.34	—	0.16	0.50	(0.04)	—	(0.04)	—	0.46	12.16	4.33	85,699	1.61	1.67	2.85	44
10/1/17 to 9/30/18	10.99	0.14	—	0.67	0.81	(0.10)	—	(0.10)	—	0.71	11.70	7.36	28,630	1.60	1.93	1.16	24
10/1/16 to 9/30/17	9.31	0.16	—	1.70	1.86	(0.18)	—	(0.18)	—	1.68	10.99	20.42	8,673	1.59	2.75	1.60	28
10/1/15 to 9/30/16	7.88	0.20	—	1.41	1.61	(0.18)	—	(0.18)	—	1.43	9.31	20.82	4,420	1.61 (7)	3.53	2.44	34
Class R6
10/1/19 to 9/30/20	$12.16	0.02	—	3.10	3.12	(0.27)	—	(0.27)	—	2.85	$15.01	26.13%	$ 125	1.50%	1.51%	0.17%	47%
8/1/19 (9) to 9/30/19	12.36	0.03	—	(0.23)	(0.20)	—	—	—	—	(0.20)	12.16	(1.62)	98	1.51 (7)	1.62	1.44	44 (10)

KAR International Small-Cap Fund
Class A
10/1/19 to 9/30/20	$16.95	0.02	—	2.51	2.53	(0.33)	—	(0.33)	—	2.20	$19.15	14.98%	$ 78,101	1.56% (13)	1.56%	0.13%	48%
10/1/18 to 9/30/19	17.15	0.44	—	(0.47)	(0.03)	(0.06)	(0.11)	(0.17)	— (11)	(0.20)	16.95	(0.05) (14)	70,958	1.55 (13)	1.55	2.66	30
10/1/17 to 9/30/18	16.22	0.16	—	1.01	1.17	(0.08)	(0.16)	(0.24)	—	0.93	17.15	7.31	47,909	1.60	1.56	0.92	21
10/1/16 to 9/30/17	13.01	0.16	—	3.34	3.50	(0.29)	—	(0.29)	—	3.21	16.22	27.42	18,479	1.60	1.66	1.07	27
10/1/15 to 9/30/16	10.85	0.21	—	2.38	2.59	(0.20)	(0.23)	(0.43)	—	2.16	13.01	24.58	1,985	1.61 (7)	1.87	1.80	40
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate
KAR International Small-Cap Fund (Continued)
Class C
10/1/19 to 9/30/20	$16.64	(0.11)	—	2.45	2.34	(0.20)	—	(0.20)	—	2.14	$18.78	14.07%	$ 33,524	2.27% (13)	2.27%	(0.65) %	48%
10/1/18 to 9/30/19	16.89	0.32	—	(0.46)	(0.14)	—	(0.11)	(0.11)	— (11)	(0.25)	16.64	(0.78) (14)	37,210	2.29 (13)	2.29	1.93	30
10/1/17 to 9/30/18	16.04	0.03	—	1.02	1.05	(0.04)	(0.16)	(0.20)	—	0.85	16.89	6.60	35,966	2.31 (13)	2.27	0.18	21
10/1/16 to 9/30/17	12.92	0.06	—	3.29	3.35	(0.23)	—	(0.23)	—	3.12	16.04	26.41	13,442	2.35	2.41	0.38	27
10/1/15 to 9/30/16	10.72	0.12	—	2.37	2.49	(0.06)	(0.23)	(0.29)	—	2.20	12.92	23.76	1,465	2.36 (7)	2.63	1.02	40
Class I
10/1/19 to 9/30/20	$17.03	0.06	—	2.53	2.59	(0.37)	—	(0.37)	—	2.22	$19.25	15.28%	$1,705,562	1.28% (13)	1.28%	0.35%	48%
10/1/18 to 9/30/19	17.24	0.50	—	(0.49)	0.01	(0.11)	(0.11)	(0.22)	— (11)	(0.21)	17.03	0.18 (14)	1,372,552	1.30 (13)	1.30	2.96	30
10/1/17 to 9/30/18	16.28	0.21	—	1.01	1.22	(0.10)	(0.16)	(0.26)	—	0.96	17.24	7.58	773,571	1.35	1.29	1.20	21
10/1/16 to 9/30/17	13.04	0.20	—	3.35	3.55	(0.31)	—	(0.31)	—	3.24	16.28	27.73	176,216	1.35	1.42	1.33	27
10/1/15 to 9/30/16	10.89	0.23	—	2.40	2.63	(0.25)	(0.23)	(0.48)	—	2.15	13.04	24.94	40,424	1.36 (7)	1.62	1.95	40
Class R6
10/1/19 to 9/30/20	$17.05	0.11	—	2.50	2.61	(0.39)	—	(0.39)	—	2.22	$19.27	15.35%	$ 75,086	1.18% (13)	1.18%	0.65%	48%
10/1/18 to 9/30/19	17.26	0.43	—	(0.41)	0.02	(0.12)	(0.11)	(0.23)	— (11)	(0.21)	17.05	0.24 (14)	40,866	1.19 (13)	1.19	2.60	30
10/1/17 to 9/30/18	16.28	0.18	—	1.07	1.25	(0.11)	(0.16)	(0.27)	—	0.98	17.26	7.74	72,151	1.21 (13)	1.20	1.06	21
10/1/16 to 9/30/17	13.03	0.26	—	3.30	3.56	(0.31)	—	(0.31)	—	3.25	16.28	27.82	36,941	1.24	1.28	1.66	27
10/1/15 to 9/30/16	10.89	0.25	—	2.39	2.64	(0.27)	(0.23)	(0.50)	—	2.14	13.03	25.06	112	1.27 (7)	1.52	2.19	40

KAR International Small-Mid Cap Fund
Class A
10/1/19 (9) to 9/30/20	$10.00	(0.02)	—	2.95	2.93	—	—	—	—	2.93	$12.93	29.30%	$ 161	1.45%	2.40%	(0.22) %	58% (10)
Class C
10/1/19 (9) to 9/30/20	$10.00	(0.11)	—	2.94	2.83	—	—	—	—	2.83	$12.83	28.30%	$ 168	2.20%	3.15%	(0.96) %	58% (10)
Class I
10/1/19 (9) to 9/30/20	$10.00	0.02	—	2.94	2.96	—	—	—	—	2.96	$12.96	29.60%	$ 19,699	1.20%	2.24%	0.22%	58% (10)
Class R6
10/1/19 (9) to 9/30/20	$10.00	0.02	—	2.95	2.97	—	—	—	—	2.97	$12.97	29.70%	$ 3,510	1.10%	2.11%	0.14%	58% (10)

Rampart Multi-Asset Trend Fund
Class A
10/1/19 to 9/30/20	$11.50	0.04	—	(0.07)	(0.03)	(0.08)	—	(0.08)	—	(0.11)	$11.39	(0.30) %	$ 11,708	1.64% (7)(8)	1.75%	0.38%	231%
10/1/18 to 9/30/19	11.24	0.05	—	0.25	0.30	(0.04)	—	(0.04)	—	0.26	11.50	2.65	12,441	1.68 (13)	1.68	0.45	233
10/1/17 to 9/30/18	10.84	0.07	—	0.33	0.40	—	—	—	—	0.40	11.24	3.69	14,744	1.63 (13)	1.63	0.67	117
10/1/16 to 9/30/17	10.31	0.05	—	0.48	0.53	—	—	—	—	0.53	10.84	5.14	18,160	1.65 (13)	1.65	0.52	167
10/1/15 to 9/30/16	9.94	(0.01)	—	0.39	0.38	(0.01)	—	(0.01)	—	0.37	10.31	3.82	29,798	1.61 (7)(13)	1.61	(0.07)	223
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate
Rampart Multi-Asset Trend Fund (Continued)
Class C
10/1/19 to 9/30/20	$11.05	(0.04)	—	(0.07)	(0.11)	(0.03)	—	(0.03)	—	(0.14)	$10.91	(1.00) %	$ 18,190	2.39% (7)(8)	2.49%	(0.34) %	231%
10/1/18 to 9/30/19	10.84	(0.03)	—	0.24	0.21	—	—	—	—	0.21	11.05	1.94	28,019	2.42 (13)	2.42	(0.29)	233
10/1/17 to 9/30/18	10.53	(0.01)	—	0.32	0.31	—	—	—	—	0.31	10.84	2.94	39,671	2.36 (13)	2.36	(0.08)	117
10/1/16 to 9/30/17	10.10	(0.02)	—	0.45	0.43	—	—	—	—	0.43	10.53	4.26	51,105	2.39 (13)	2.39	(0.23)	167
10/1/15 to 9/30/16	9.80	(0.08)	—	0.38	0.30	—	—	—	—	0.30	10.10	3.06	80,962	2.36 (7)(13)	2.36	(0.80)	223
Class I
10/1/19 to 9/30/20	$11.57	0.08	—	(0.08)	—	(0.09)	—	(0.09)	—	(0.09)	$11.48	(0.02) %	$ 6,944	1.39% (7)(8)	1.53%	0.66%	231%
10/1/18 to 9/30/19	11.33	0.07	—	0.26	0.33	(0.09)	—	(0.09)	—	0.24	11.57	2.92	9,342	1.44 (13)	1.44	0.68	233
10/1/17 to 9/30/18	10.90	0.10	—	0.33	0.43	—	—	—	—	0.43	11.33	3.94	15,245	1.39 (13)	1.39	0.90	117
10/1/16 to 9/30/17	10.34	0.08	—	0.48	0.56	—	—	—	—	0.56	10.90	5.42	17,443	1.40 (13)	1.40	0.76	167
10/1/15 to 9/30/16	9.99	0.02	—	0.38	0.40	(0.05)	—	(0.05)	—	0.35	10.34	3.97	28,522	1.36 (7)(13)	1.36	0.16	223

Rampart Sector Trend Fund
Class A
10/1/19 to 9/30/20	$13.67	0.08	—	(0.41)	(0.33)	(0.17)	—	(0.17)	—	(0.50)	$13.17	(2.53) %	$ 78,863	1.02% (7)	1.02%	0.60%	213%
10/1/18 to 9/30/19	13.74	0.15	—	(0.10)	0.05	(0.12)	—	(0.12)	—	(0.07)	13.67	0.52	98,647	0.99	0.99	1.20	347
10/1/17 to 9/30/18	12.20	0.10	—	1.56	1.66	(0.12)	—	(0.12)	—	1.54	13.74	13.64	95,318	0.98	0.98	0.76	324
10/1/16 to 9/30/17	11.29	0.11	—	0.94	1.05	(0.14)	—	(0.14)	—	0.91	12.20	9.46 (6)	99,321	1.03 (6)	1.03	0.98 (6)	259
10/1/15 to 9/30/16	11.00	0.11	—	0.26	0.37	(0.08)	—	(0.08)	—	0.29	11.29	3.36	131,389	1.05 (7)	1.05	1.00	337
Class C
10/1/19 to 9/30/20	$13.42	(0.02)	—	(0.42)	(0.44)	(0.03)	—	(0.03)	—	(0.47)	$12.95	(3.29) %	$ 25,905	1.78% (7)	1.78%	(0.14) %	213%
10/1/18 to 9/30/19	13.47	0.05	—	(0.09)	(0.04)	(0.01)	—	(0.01)	—	(0.05)	13.42	(0.29)	51,461	1.75	1.75	0.43	347
10/1/17 to 9/30/18	11.94	— (11)	—	1.53	1.53	— (11)	—	—	—	1.53	13.47	12.84	88,354	1.74	1.74	(0.01)	324
10/1/16 to 9/30/17	11.04	0.02	—	0.93	0.95	(0.05)	—	(0.05)	—	0.90	11.94	8.68 (6)	105,603	1.78 (6)	1.78	0.22 (6)	259
10/1/15 to 9/30/16	10.76	0.03	—	0.25	0.28	—	—	—	—	0.28	11.04	2.60	167,265	1.80 (7)	1.80	0.24	337
Class I
10/1/19 to 9/30/20	$13.65	0.11	—	(0.41)	(0.30)	(0.20)	—	(0.20)	—	(0.50)	$13.15	(2.33) %	$ 23,583	0.79% (7)	0.79%	0.84%	213%
10/1/18 to 9/30/19	13.73	0.18	—	(0.10)	0.08	(0.16)	—	(0.16)	—	(0.08)	13.65	0.72	53,395	0.76	0.76	1.44	347
10/1/17 to 9/30/18	12.19	0.13	—	1.56	1.69	(0.15)	—	(0.15)	—	1.54	13.73	13.94	60,095	0.74	0.74	0.99	324
10/1/16 to 9/30/17	11.28	0.14	—	0.94	1.08	(0.17)	—	(0.17)	—	0.91	12.19	9.77 (6)	72,187	0.78 (6)	0.78	1.22 (6)	259
10/1/15 to 9/30/16	11.02	0.13	—	0.27	0.40	(0.14)	—	(0.14)	—	0.26	11.28	3.65	102,905	0.80 (7)	0.80	1.21	337
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate

Vontobel Global Opportunities Fund
Class A
10/1/19 to 9/30/20	$16.37	(0.05)	—	2.65	2.60	—	(0.34)	(0.34)	—	2.26	$18.63	16.03%	$ 111,264	1.36%	1.41%	(0.28) %	48%
10/1/18 to 9/30/19	17.02	0.02	—	0.97	0.99	— (11)	(1.64)	(1.64)	—	(0.65)	16.37	7.62	99,951	1.37 (8)	1.40	0.11	35
10/1/17 to 9/30/18	16.22	0.02	—	1.68	1.70	— (11)	(0.90)	(0.90)	—	0.80	17.02	10.80	104,081	1.40 (13)	1.40	0.12	38
10/1/16 to 9/30/17	13.69	0.02	—	2.64	2.66	(0.05)	(0.08)	(0.13)	—	2.53	16.22	19.54 (6)	113,151	1.45 (6)	1.46	0.05 (6)	37
10/1/15 to 9/30/16	12.32	0.05	—	1.35	1.40	(0.03)	—	(0.03)	—	1.37	13.69	11.38	105,967	1.47 (7)	1.48	0.37	29
Class C
10/1/19 to 9/30/20	$13.58	(0.14)	—	2.18	2.04	—	(0.34)	(0.34)	—	1.70	$15.28	15.19%	$ 25,626	2.11%	2.13%	(1.03) %	48%
10/1/18 to 9/30/19	14.51	(0.08)	—	0.79	0.71	—	(1.64)	(1.64)	—	(0.93)	13.58	6.89	28,147	2.12 (8)	2.16	(0.64)	35
10/1/17 to 9/30/18	14.06	(0.09)	—	1.44	1.35	—	(0.90)	(0.90)	—	0.45	14.51	9.92	32,003	2.16 (13)	2.16	(0.61)	38
10/1/16 to 9/30/17	11.93	(0.08)	—	2.29	2.21	—	(0.08)	(0.08)	—	2.13	14.06	18.61 (6)	30,065	2.21 (6)	2.22	(0.68) (6)	37
10/1/15 to 9/30/16	10.79	(0.04)	—	1.18	1.14	—	—	—	—	1.14	11.93	10.57	23,070	2.23 (7)	2.24	(0.34)	29
Class I
10/1/19 to 9/30/20	$16.39	— (11)	—	2.66	2.66	(0.04)	(0.34)	(0.38)	—	2.28	$18.67	16.41%	$ 153,902	1.09%	1.17%	(0.02) %	48%
10/1/18 to 9/30/19	17.02	0.06	—	0.99	1.05	(0.04)	(1.64)	(1.68)	—	(0.63)	16.39	7.98	124,340	1.10 (8)	1.17	0.41	35
10/1/17 to 9/30/18	16.23	0.07	—	1.67	1.74	(0.05)	(0.90)	(0.95)	—	0.79	17.02	11.07	81,090	1.16 (13)	1.16	0.43	38
10/1/16 to 9/30/17	13.69	0.06	—	2.63	2.69	(0.07)	(0.08)	(0.15)	—	2.54	16.23	19.83 (6)	76,222	1.20 (6)	1.21	0.38 (6)	37
10/1/15 to 9/30/16	12.32	0.08	—	1.35	1.43	(0.06)	—	(0.06)	—	1.37	13.69	11.65	48,155	1.23 (7)	1.23	0.64	29
Class R6
10/1/19 to 9/30/20	$16.42	0.03	—	2.66	2.69	(0.05)	(0.34)	(0.39)	—	2.30	$18.72	16.59%	$ 89,980	0.90%	1.08%	0.18%	48%
10/1/18 to 9/30/19	17.03	0.13	—	0.94	1.07	(0.04)	(1.64)	(1.68)	—	(0.61)	16.42	8.19	65,704	0.90 (8)	1.08	0.80	35
1/30/18 (9) to 9/30/18	17.27	0.06	—	(0.30)	(0.24)	—	—	—	—	(0.24)	17.03	1.39	425	1.11 (13)	1.11	0.56	38 (10)

Vontobel Greater European Opportunities Fund
Class A
10/1/19 to 9/30/20	$11.55	(0.02)	—	1.09	1.07	(0.06)	(1.32)	(1.38)	—	(0.31)	$11.24	9.82%	$ 1,486	1.45%	3.58%	(0.19) %	51%
10/1/18 to 9/30/19	15.62	0.07	—	(0.38)	(0.31)	(0.14)	(3.62)	(3.76)	—	(4.07)	11.55	2.14	1,378	1.45	2.99	0.62	16
10/1/17 to 9/30/18	17.62	0.13	—	(0.16)	(0.03)	(0.24)	(1.73)	(1.97)	—	(2.00)	15.62	(0.49)	3,283	1.45	2.20	0.77	22
10/1/16 to 9/30/17	15.86	0.04	—	1.96	2.00	(0.24)	—	(0.24)	—	1.76	17.62	12.89	4,224	1.44	1.90	0.26	42
10/1/15 to 9/30/16	15.20	0.17	—	0.59	0.76	(0.10)	—	(0.10)	—	0.66	15.86	4.99	11,364	1.46 (7)	1.82	1.06	49
Class C
10/1/19 to 9/30/20	$11.21	(0.09)	—	1.05	0.96	—	(1.32)	(1.32)	—	(0.36)	$10.85	9.01%	$ 430	2.20%	4.31%	(0.91) %	51%
10/1/18 to 9/30/19	15.22	(0.04)	—	(0.35)	(0.39)	—	(3.62)	(3.62)	—	(4.01)	11.21	1.34	579	2.20	3.73	(0.32)	16
10/1/17 to 9/30/18	17.22	0.01	—	(0.15)	(0.14)	(0.13)	(1.73)	(1.86)	—	(2.00)	15.22	(1.17)	1,827	2.20	2.92	0.07	22
10/1/16 to 9/30/17	15.58	(0.02)	—	1.86	1.84	(0.20)	—	(0.20)	—	1.64	17.22	12.06	2,208	2.19	2.66	(0.10)	42
10/1/15 to 9/30/16	14.95	0.04	—	0.59	0.63	—	—	—	—	0.63	15.58	4.21	2,292	2.23 (7)	2.58	0.26	49
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate
Vontobel Greater European Opportunities Fund (Continued)
Class I
10/1/19 to 9/30/20	$11.55	0.01	—	1.09	1.10	(0.10)	(1.32)	(1.42)	—	(0.32)	$11.23	10.06%	$ 2,562	1.20%	3.31%	0.12%	51%
10/1/18 to 9/30/19	15.65	0.12	—	(0.41)	(0.29)	(0.19)	(3.62)	(3.81)	—	(4.10)	11.55	2.36	2,280	1.20	2.72	1.00	16
10/1/17 to 9/30/18	17.65	0.12	—	(0.10)	0.02	(0.29)	(1.73)	(2.02)	—	(2.00)	15.65	(0.19)	2,626	1.20	1.89	0.75	22
10/1/16 to 9/30/17	15.91	0.17	—	1.87	2.04	(0.30)	—	(0.30)	—	1.74	17.65	13.21	9,822	1.19	1.67	1.02	42
10/1/15 to 9/30/16	15.26	0.25	—	0.54	0.79	(0.14)	—	(0.14)	—	0.65	15.91	5.22	8,893	1.22 (7)	1.56	1.57	49

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:
Duff & Phelps Global Infrastructure Fund No Impact (Class A), No Impact (Class C), No Impact (Class I)
Rampart Sector Trend No Impact (Class A), No Impact (Class C), No Impact (Class I)
Vontobel Global Opportunities Fund 0.06% (Class A), 0.05% (Class C), 0.05% (Class I)

Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return as follows:
Duff & Phelps Global Infrastructure Fund No Impact (Class A), No Impact (Class C), No Impact (Class I)
Rampart Sector Trend No Impact (Class A), No Impact (Class C), No Impact (Class I)
Vontobel Global Opportunities Fund 0.06% (Class A), 0.05% (Class C), 0.05% (Class I)
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(9)	Inception date.
(10)	Portfolio turnover is representative of the Fund for the entire period.
(11)	Amount is less than $0.005 per share.
(12)	Consolidated Financial Highlights.
(13)	The share class is currently under its expense limitation.
(14)	Payment from affiliate had no impact on total return.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 2020
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 22 funds of the Trust are offered for sale, of which 12 (each a “Fund” or collectively, the “Funds”) are reported in this annual report.
Each Fund has a distinct investment objective and all of the Funds except the Duff & Phelps Real Asset Fund, KAR Emerging Markets Small-Cap Fund, KAR International Small-Cap Fund, and KAR International Small-Mid Cap Fund are diversified. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares, Class C shares, and Class I shares. The Duff & Phelps Global Infrastructure Fund, Duff & Phelps Global Real Estate Securities Fund, FORT Trend Fund, KAR Emerging Markets Small-Cap Fund, KAR International Small-Cap Fund, KAR International Small-Mid Cap Fund, and Vontobel Global Opportunities Fund also offer Class R6 shares.
Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Basis of Consolidation
The accompanying consolidated financial statements of FORT Trend Fund include the account of VATS Offshore Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of FORT Trend Fund and is organized as a company under the laws of the Cayman Islands and primarily invests in commodity-related instruments. The Subsidiary is not registered under the 1940 Act. The Subsidiary enables FORT Trend Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. FORT Trend Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at September 30, 2020 were $22,819 and 11% of FORT Trend Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to FORT Trend Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
B.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
C.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
D.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made. The Subsidiary is classified as a controlled foreign corporation under Subchapter M of the Internal Revenue Code. Therefore, the FORT Trend Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the FORT Trend Fund in the current period nor carried forward to offset taxable income in future periods.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
E.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
F.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the fiscal period, FORT Trend Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end are listed after the Fund’s Consolidated Schedule of Investments.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The following is a summary of derivative instruments categorized by primary risk exposure as of September 30, 2020:

	Fair Values of Derivative Financial Instruments as of September 30, 2020
	Derivative Assets
		FORT Trend Fund
Primary Risk	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized appreciation on futures contracts(1)	$225
Foreign currency exchange contracts	Unrealized appreciation on futures contracts(1)	—
Equity contracts	Unrealized appreciation on futures contracts(1)	286
Commodity contracts	Unrealized appreciation on futures contracts(1)	159
Total		$670

	Fair Value of Derivative Financial Instruments as of September 30, 2020
	Derivative Liabilities
		FORT Trend Fund
Primary Risk	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized depreciation on futures contracts(1)	$(428)
Foreign currency exchange contracts	Unrealized depreciation on futures contracts(1)	(39)
Equity contracts	Unrealized depreciation on futures contracts(1)	(165)
Commodity contracts	Unrealized appreciation on futures contracts(1)	(361)
Total		$(993)
(1) Includes cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Current day’s variation margin is reported within the Statement of Asset and Liabilities.
The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended September 30, 2020
Net Realized Gain (Loss) From
FORT Trend Fund
Interest rate contracts:
Futures contracts(1)	$ 53
Foreign currency exchange contracts:
Futures contracts(1)	(482)
Equity contracts:
Futures contracts(1)	(2,026)
Commodity contracts:
Futures contracts(1)	(307)
Total	$(2,762)

(1) Included in net realized gain (loss) from futures within the Consolidated Statement of Operations.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended September 30, 2020
Net Change in Unrealized Appreciation/(Depreciation) on
FORT Trend Fund
Interest rate contracts:
Futures contracts(1)	$(203)
Foreign currency exchange contracts:
Futures contracts(1)	(39)
Equity contracts:
Futures contracts(1)	121
Commodity contracts:
Futures contracts(1)	(202)
Total	$(323)

(1) Included in net change in unrealized appreciation (depreciation) from futures within the Consolidated Statement of Operations.
The average daily values (unless otherwise specified) of the derivatives held by the Funds in the tables shown below indicate the volume of derivative activity for each applicable Fund for the period September 30, 2020.
FORT Trend Fund
Futures Contracts - Long Positions(1)	$(949)
Futures Contracts - Short Positions(1)	177
(1) Average unrealized for the period.
B.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange traded futures, generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
C.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of September 30, 2020:

At September 30, 2020, the Funds’ derivative assets and liabilities (by type) are as follows:
FORT Trend Fund
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$ 852
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$ 852
Derivatives not subject to a MNA or similar agreement	—	(852)
Total assets and liabilities subject to a MNA	$—	$ —
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. is the investment adviser to the Funds, with the exception of the FORT Trend Fund, which since September 1, 2020, has been advised by Virtus Alternative Investment Advisers, Inc. (each an “Adviser” and collectively, the “Advisers”). Prior to September 1, 2020, the FORT Trend Fund was advised by Virtus Investment Advisers, Inc. Each Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Each Adviser manages the applicable Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the applicable Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets (except as otherwise noted) of the following Funds:

	First $2 Billion	$2+ Billion through $4 Billion	Over $4 Billion
Rampart Multi-Asset Trend Fund	1.00%	0.95%	0.90%

	First $1 Billion	$1+ Billion
FORT Trend Fund	1.00%	0.95%
KAR Emerging Markets Small-Cap Fund	1.20	1.15
KAR International Small-Cap Fund	1.00	0.95
KAR International Small-Mid Cap Fund	0.90	0.85
Rampart Sector Trend Fund	0.45	0.40
Vontobel Greater European Opportunities Fund	0.85	0.80

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Duff & Phelps Global Infrastructure Fund	0.65%	0.60%	0.55%
Duff & Phelps Global Real Estate Securities Fund	0.85	0.80	0.75

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Duff & Phelps International Real Estate Securities Fund	1.00%	0.95%	0.90%
Vontobel Global Opportunities Fund	0.85	0.80	0.75
Duff & Phelps Real Asset Fund – the Adviser does not charge an advisory fee.
For FORT Trend Fund, the assets of the Subsidiary are excluded from the assets on which the above-described management fee is calculated. However, under the terms of a separate investment advisory agreement, the Subsidiary pays the applicable Adviser an investment management fee calculated on the value of the Subsidiary’s average daily managed assets at the same annual rates.
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the applicable Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:
Fund	Subadviser
Duff & Phelps Global Infrastructure Fund	DPIM (1)
Duff & Phelps Global Real Estate Securities Fund	DPIM (1)
Duff & Phelps International Real Estate Securities Fund	DPIM (1)
Duff & Phelps Real Asset Fund	DPIM (2)
FORT Trend Fund	FORT (3)
KAR Emerging Markets Small-Cap Fund	KAR (4)
KAR International Small-Cap Fund	KAR (4)
KAR International Small-Mid Cap Fund	KAR (4)
Rampart Multi-Asset Trend Fund	Rampart (5)
Rampart Sector Trend Fund	Rampart (5)
Vontobel Global Opportunities Fund	Vontobel (6)
Vontobel Greater European Opportunities Fund	Vontobel (6)
(1)	Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
(2)	Effective February 28, 2020, DPIM is the subadviser to the Fund. Prior to February 28, 2020, Rampart Investment Management Company, LLC (“Rampart”), an indirect, wholly-owned subsidiary of Virtus, was the subadviser to the Fund.
(3)	Effective September 1, 2020, FORT Investment Management LP (“FORT”) is the subadviser to the Fund. Prior to September 1, 2020, Rampart was the subadviser to the Fund.
(4)	Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect, wholly-owned subsidiary of Virtus.
(5)	Rampart.
(6)	Vontobel Asset Management, Inc. (“Vontobel”).
C.	Expense Limitations
Each Adviser has contractually agreed to limit certain Funds’ annual total operating expenses subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through January 31, 2021 (excepted as noted). Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Duff & Phelps Global Infrastructure Fund	N/A %	N/A %	N/A %	0.85%
Duff & Phelps Global Real Estate Securities Fund	1.40	2.15	1.15	0.89
Duff & Phelps International Real Estate Securities Fund	1.50	2.25	1.25	N/A
FORT Trend Fund‡, *	1.60	2.35	1.35	1.26
KAR Emerging Markets Small-Cap Fund	1.85	2.60	1.60	1.50
KAR International Small-Cap Fund‡	1.60	2.35	1.35	1.24
KAR International Small-Mid Cap Fund	1.45	2.20	1.20	1.10
Rampart Multi-Asset Trend Fund**	1.60	2.35	1.35	N/A
Vontobel Global Opportunities Fund***	1.36	2.11	1.09	0.90
Vontobel Greater European Opportunities Fund	1.45	2.20	1.20	N/A
‡	Each share class is currently below its expense cap.
*	Effective through January 31, 2022.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
**	Effective December 1, 2019. For the period October 1, 2019 through November 30, 2019, the expense caps were as follows for Class A shares, Class C shares, and Class I shares, respectively: 1.75%, 2.50%, and 1.50%.
***	Through March 31, 2021.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, each Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2021	2022	2023	Total
Duff & Phelps Global Infrastructure Fund
Class R6	$ —	$ 2	$ 9	$ 11
Duff & Phelps Global Real Estate Securities Fund
Class A	235	226	251	712
Class C	7	5	3	15
Class I	66	71	86	223
Class R6	7	4	46	57
Duff & Phelps International Real Estate Securities Fund
Class A	9	4	5	18
Class C	4	2	2	8
Class I	93	81	100	274
KAR Emerging Markets Small-Cap Fund
Class A	8	12	15	35
Class C	1	— (1)	— (1)	1
Class I	53	40	27	120
Class R6	—	— (1)	— (1)	— (1)
KAR International Small-Mid Cap Fund
Class A	—	—	1	1
Class C	—	—	1	1
Class I	—	—	76	76
Class R6	—	—	30	30
Rampart Multi-Asset Trend Fund
Class A	—	—	14	14
Class C	—	—	25	25
Class I	—	—	11	11
Vontobel Global Opportunities Fund
Class A	—	34	52	86
Class C	—	13	4	17
Class I	—	66	109	175
Class R6	—	55	134	189
Vontobel Greater European Opportunities Fund
Class A	30	34	29	93
Class C	15	14	10	39
Class I	30	35	47	112
(1)	Amount is less than $500.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
During the period ended September 30, 2020, each Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class C	Class I	Class R6	Total
KAR Emerging Markets Small-Cap Fund	$ 1	$ — (1)	$ 8	$ — (1)	$ 9
Vontobel Global Opportunities Fund	—	— (1)	—	—	— (1)
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2020, it retained net commissions of $63 of Class A shares and CDSC of $11 and $13 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
                (1) Some of the Funds invest in ETFs. In addition to the fees listed, the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
                (2) The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC (“Administrator”), an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended September 30, 2020, the Funds incurred administration fees totaling $2,995 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2020, the Funds incurred transfer agent fees totaling $1,343 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
G.	Investments in Affiliates
($ reported in thousands)
A summary of the Duff & Phelps Real Asset Fund’s total long-term and short-term purchases and sales of the respective shares of the affiliated underlying funds(1) during the period ended September 30, 2020, is as follows:

	Value, beginning of period	Purchases (2)	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Dividend income	Distributions of realized gains
Affiliated Mutual Funds—70.4%(3)
Virtus Duff & Phelps Global Infrastructure Fund Class R6	$ 6,476	$ 2,985	$ 3,030	$ (179)	$ (768)	$ 5,484	376,901	$126	$217
Virtus Duff & Phelps Global Real Estate Securities Fund Class I	3,811	595	2,908	44	(1,542)	—	—	204	91
Virtus Duff & Phelps Global Real Estate Securities Fund Class R6	—	6,297	1,725	(293)	1,185	5,464	189,347	—	—
Virtus Duff & Phelps International Real Estate Securities Fund Class I	3,930	675	3,859	1,037	(1,783)	—	—	345	—
Virtus Duff & Phelps Real Estate Securities Fund Class I	2,710	677	2,858	579	(1,108)	—	—	11	467
Virtus Duff & Phelps Select MLP and Energy Fund Class I	—	2,875	400	(201)	(601)	1,673	324,781	41	—
Virtus Newfleet Senior Floating Rate Fund Class I	3,447	353	3,501	2	(301)	—	—	72	—
Virtus Newfleet Senior Floating Rate Fund Class R6	—	4,808	2,275	(229)	88	2,392	279,100	76	—
Total	$20,374	$19,265	$20,556	$ 760	$(4,830)	$15,013		$875	$775
(1) The Duff & Phelps Real Asset Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2020, the Fund was the owner of record of 35% of the Virtus Duff & Phelps Select MLP and Energy Fund Class I and the owner of record of less than 10% of all other affiliated underlying funds.
(2) Includes reinvested dividends from income and capital gain distributions.
(3) Shares of these funds are publicly offered, and the prospectus and annual report of each are publicly available.
H.	Payment from Affiliate
The KAR International Small Cap Fund was reimbursed by the Administrator for costs incurred due to a valuation error during the period ended September 30, 2020.
I.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at September 30, 2020.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended September 30, 2020, were as follows:
	Purchases	Sales
Duff & Phelps Global Infrastructure Fund	$ 29,511	$ 45,518
Duff & Phelps Global Real Estate Securities Fund	123,443	75,977
Duff & Phelps International Real Estate Securities Fund	14,512	32,298
Duff & Phelps Real Asset Fund	22,960	34,609
FORT Trend Fund	397,618	667,213
KAR Emerging Markets Small-Cap Fund	135,262	66,307
KAR International Small-Cap Fund	985,482	781,024
KAR International Small-Mid Cap Fund	22,198	5,538
Rampart Multi-Asset Trend Fund	87,882	101,331
Rampart Sector Trend Fund	312,576	382,594
Vontobel Global Opportunities Fund	177,890	159,064
Vontobel Greater European Opportunities Fund	1,976	2,076
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2020.
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Duff & Phelps Global Infrastructure Fund				Duff & Phelps Global Real Estate Securities Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	230	$ 3,466	494	$ 7,590	390	$ 11,764	295	$ 9,202
Reinvestment of distributions	107	1,629	121	1,699	30	999	6	180
Shares repurchased and cross class conversions	(570)	(8,130)	(554)	(7,992)	(405)	(11,888)	(323)	(9,936)
Net Increase / (Decrease)	(233)	$ (3,035)	61	$ 1,297	15	$ 875	(22)	$ (554)
Class C
Shares sold and cross class conversions	44	$ 682	77	$ 1,149	25	$ 769	28	$ 867
Reinvestment of distributions	33	513	55	760	19	591	7	189
Shares repurchased and cross class conversions	(328)	(4,855)	(452)	(6,681)	(100)	(2,850)	(79)	(2,377)
Net Increase / (Decrease)	(251)	$ (3,660)	(320)	$ (4,772)	(56)	$ (1,490)	(44)	$ (1,321)
Class I
Shares sold and cross class conversions	1,210	$ 18,995	1,517	$ 23,388	2,891	$ 88,567	2,559	$ 79,502
Reinvestment of distributions	134	2,031	127	1,809	477	15,409	168	4,704
Shares repurchased and cross class conversions	(2,132)	(29,130)	(674)	(9,982)	(3,528)	(100,390)	(1,507)	(46,439)
Net Increase / (Decrease)	(788)	$ (8,104)	970	$ 15,215	(160)	$ 3,586	1,220	$ 37,767

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Duff & Phelps Global Infrastructure Fund				Duff & Phelps Global Real Estate Securities Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	213	$ 3,301	56	$ 822	1,926	$ 57,252	86	$ 2,587
Reinvestment of distributions	33	492	35	500	5	161	2	45
Shares repurchased and cross class conversions	(234)	(3,359)	(311)	(4,524)	(109)	(3,145)	(221)	(6,616)
Net Increase / (Decrease)	12	$ 434	(220)	$ (3,202)	1,822	$ 54,268	(133)	$ (3,984)

	Duff & Phelps International Real Estate Securities Fund				Duff & Phelps Real Asset Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	169	$ 1,235	58	$ 434	155	$ 1,633	700	$ 7,659
Reinvestment of distributions	24	185	10	67	38	438	18	184
Shares repurchased and cross class conversions	(213)	(1,349)	(66)	(483)	(405)	(4,194)	(211)	(2,350)
Net Increase / (Decrease)	(20)	$ 71	2	$ 18	(212)	$ (2,123)	507	$ 5,493
Class C
Shares sold and cross class conversions	8	$ 63	2	$ 18	1	$ 18	4	$ 47
Reinvestment of distributions	7	56	4	27	1	14	7	70
Shares repurchased and cross class conversions	(30)	(193)	(41)	(306)	(131)	(1,377)	(688)	(7,493)
Net Increase / (Decrease)	(15)	$ (74)	(35)	$ (261)	(129)	$ (1,345)	(677)	$ (7,376)
Class I
Shares sold and cross class conversions	2,146	$ 15,190	1,990	$ 15,105	614	$ 6,818	723	$ 7,978
Reinvestment of distributions	529	4,066	238	1,620	54	621	58	590
Shares repurchased and cross class conversions	(5,343)	(35,003)	(1,196)	(8,861)	(1,650)	(16,588)	(670)	(7,352)
Net Increase / (Decrease)	(2,668)	$ (15,747)	1,032	$ 7,864	(982)	$ (9,149)	111	$ 1,216

	FORT Trend Fund				KAR Emerging Markets Small-Cap Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,963	$ 26,957	2,103	$ 30,695	1,549	$ 20,012	3,674	$ 42,412
Reinvestment of distributions	—	—	—	—	40	495	3	29
Shares repurchased and cross class conversions	(2,006)	(28,494)	(1,875)	(27,423)	(1,194)	(14,031)	(1,805)	(21,293)
Net Increase / (Decrease)	(43)	$ (1,537)	228	$ 3,272	395	$ 6,476	1,872	$ 21,148

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	FORT Trend Fund				KAR Emerging Markets Small-Cap Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold and cross class conversions	63	$ 868	109	$ 1,517	36	$ 470	48	$ 568
Reinvestment of distributions	—	—	—	—	1	12	—	—
Shares repurchased and cross class conversions	(4,460)	(59,168)	(5,669)	(78,811)	(16)	(195)	(18)	(202)
Net Increase / (Decrease)	(4,397)	$ (58,300)	(5,560)	$ (77,294)	21	$ 287	30	$ 366
Class I
Shares sold and cross class conversions	299	$ 4,390	499	$ 7,385	10,200	$ 127,501	9,490	$ 111,996
Reinvestment of distributions	—	—	—	—	159	1,996	14	156
Shares repurchased and cross class conversions	(2,380)	(33,818)	(2,655)	(39,016)	(5,358)	(65,431)	(4,902)	(58,563)
Net Increase / (Decrease)	(2,081)	$ (29,428)	(2,156)	$ (31,631)	5,001	$ 64,066	4,602	$ 53,589
Class R6
Shares sold and cross class conversions	9	$ 148	—	$ —	— (1)	$ 3	8	$ 100
Reinvestment of distributions	—	—	—	—	— (1)	— (2)	—	—
Shares repurchased and cross class conversions	—	—	—	—	(—) (1)	(—) (2)	—	—
Net Increase / (Decrease)	9	$ 148	—	$ —	—	$ 3	8	$ 100

	KAR International Small-Cap Fund				KAR International Small-Mid Cap Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020(a)
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	3,517	$ 57,391	3,708	$ 61,363	14	$ 153
Reinvestment of distributions	76	1,419	31	475	—	—
Shares repurchased and cross class conversions	(3,699)	(62,833)	(2,346)	(38,577)	(2)	(17)
Net Increase / (Decrease)	(106)	$ (4,023)	1,393	$ 23,261	12	$ 136
Class C
Shares sold and cross class conversions	295	$ 5,310	831	$ 13,399	13	$ 135
Reinvestment of distributions	23	428	15	224	—	—
Shares repurchased and cross class conversions	(770)	(12,967)	(739)	(11,833)	—	—
Net Increase / (Decrease)	(452)	$ (7,229)	107	$ 1,790	13	$ 135
Class I
Shares sold and cross class conversions	50,348	$ 882,925	60,562	$ 1,005,248	1,691	$ 17,417
Reinvestment of distributions	1,672	31,331	718	10,919	—	—
Shares repurchased and cross class conversions	(44,001)	(719,369)	(25,568)	(417,459)	(171)	(1,885)
Net Increase / (Decrease)	8,019	$ 194,887	35,712	$ 598,708	1,520	$ 15,532

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	KAR International Small-Cap Fund				KAR International Small-Mid Cap Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020(a)
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	3,624	$ 58,808	795	$ 13,619	271	$ 2,706
Reinvestment of distributions	50	943	26	398	—	—
Shares repurchased and cross class conversions	(2,175)	(37,671)	(2,606)	(42,649)	—	—
Net Increase / (Decrease)	1,499	$ 22,080	(1,785)	$ (28,632)	271	$ 2,706

	Rampart Multi-Asset Trend Fund				Rampart Sector Trend Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	271	$ 3,060	116	$ 1,287	1,160	$ 14,799	1,867	$ 23,407
Reinvestment of distributions	7	83	4	42	67	958	56	662
Shares repurchased and cross class conversions	(332)	(3,786)	(350)	(3,893)	(2,453)	(30,814)	(1,643)	(21,346)
Net Increase / (Decrease)	(54)	$ (643)	(230)	$ (2,564)	(1,226)	$ (15,057)	280	$ 2,723
Class C
Shares sold and cross class conversions	42	$ 449	75	$ 790	43	$ 552	164	$ 2,057
Reinvestment of distributions	6	68	—	—	7	97	5	57
Shares repurchased and cross class conversions	(916)	(9,921)	(1,198)	(12,714)	(1,884)	(24,005)	(2,896)	(35,858)
Net Increase / (Decrease)	(868)	$ (9,404)	(1,123)	$ (11,924)	(1,834)	$ (23,356)	(2,727)	$ (33,744)
Class I
Shares sold and cross class conversions	67	$ 759	103	$ 1,150	564	$ 7,101	1,179	$ 15,765
Reinvestment of distributions	6	68	8	89	51	736	65	769
Shares repurchased and cross class conversions	(275)	(3,147)	(650)	(7,198)	(2,733)	(34,830)	(1,709)	(21,781)
Net Increase / (Decrease)	(202)	$ (2,320)	(539)	$ (5,959)	(2,118)	$ (26,993)	(465)	$ (5,247)

	Vontobel Global Opportunities Fund				Vontobel Greater European Opportunities Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	778	$ 12,863	2,000	$ 28,958	97	$ 1,056	16	$ 198
Reinvestment of distributions	108	1,870	656	9,077	16	168	73	720
Shares repurchased and cross class conversions	(1,021)	(16,661)	(2,665)	(41,378)	(100)	(1,026)	(180)	(2,025)
Net Increase / (Decrease)	(135)	$ (1,928)	(9)	$ (3,343)	13	$ 198	(91)	$ (1,107)

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Vontobel Global Opportunities Fund				Vontobel Greater European Opportunities Fund
	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2020		Year Ended September 30, 2019
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold and cross class conversions	313	$ 4,232	426	$ 5,263	5	$ 48	1	$ 13
Reinvestment of distributions	44	629	283	3,269	7	68	38	363
Shares repurchased and cross class conversions	(753)	(10,308)	(842)	(10,721)	(24)	(242)	(107)	(1,176)
Net Increase / (Decrease)	(396)	$ (5,447)	(133)	$ (2,189)	(12)	$ (126)	(68)	$ (800)
Class I
Shares sold and cross class conversions	4,582	$ 74,517	4,465	$ 67,974	81	$ 863	101	$ 1,128
Reinvestment of distributions	168	2,900	543	7,501	25	268	60	594
Shares repurchased and cross class conversions	(4,091)	(63,762)	(2,186)	(33,165)	(75)	(764)	(132)	(1,497)
Net Increase / (Decrease)	659	$ 13,655	2,822	$ 42,310	31	$ 367	29	$ 225
Class R6
Shares sold and cross class conversions	1,453	$ 23,913	570	$ 9,095	—	$ —	—	$ —
Shares issued-merger (See Note 13)	—	—	3,524	52,884	—	—	—	—
Reinvestment of distributions	89	1,540	2	32	—	—	—	—
Shares repurchased and cross class conversions	(737)	(12,598)	(119)	(1,915)	—	—	—	—
Net Increase / (Decrease)	805	$ 12,855	3,977	$ 60,096	—	$ —	—	$ —
(a)	Inception date October 1, 2019.
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
Note 7. 10% Shareholders
As of September 30, 2020, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Duff & Phelps Global Infrastructure Fund	10%	1
Duff & Phelps Global Real Estate Securities Fund	56	4
Duff & Phelps International Real Estate Securities Fund	72	2
Duff & Phelps Real Asset Fund	29	2
FORT Trend Fund	24	2
KAR Emerging Markets Small-Cap Fund	53	3
KAR International Small-Cap Fund	55	4
KAR International Small-Mid Cap Fund	91	2 *
Rampart Multi-Asset Trend Fund	20	1
Rampart Sector Trend Fund	16	1
Vontobel Greater European Opportunities Fund	41	3
*	Includes affiliated shareholder account(s).
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At September 30, 2020, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Duff & Phelps Global Infrastructure Fund	Utilities	48%
Duff & Phelps Global Infrastructure Fund	Industrials	28
Duff & Phelps International Real Estate Securities Fund	Real Estate Operating Companies	27
KAR Emerging Markets Small-Cap Fund	Industrials	33
KAR International Small-Cap Fund	Industrials	29
KAR International Small-Mid Cap Fund	Industrials	29
Vontobel Global Opportunities Fund	Information Technology	25
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At September 30, 2020, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Duff & Phelps Global Infrastructure Fund	$ 1	$2,397	1.99%	10
Duff & Phelps International Real Estate Securities Fund	1	2,400	2.08	6
Duff & Phelps Real Asset Fund	— (1)	980	2.08	6
Rampart Sector Trend Fund	— (1)	7,400	1.31	1
Vontobel Global Opportunities Fund	2	4,481	2.20	8
Vontobel Greater European Opportunities Fund	— (1)	350	1.33	1
(1)	Amount is less than $500.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 12. Federal Income Tax Information
($ reported in thousands)
At September 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Global Infrastructure Fund	$ 74,365	$ 13,867	$ (6,470)	$ 7,397
Duff & Phelps Global Real Estate Securities Fund	239,269	43,151	(36,364)	6,787
Duff & Phelps International Real Estate Securities Fund	26,517	6,881	(5,880)	1,001
Duff & Phelps Real Asset Fund	27,203	3,426	(9,244)	(5,818)
FORT Trend Fund	210,431	2	(3,115)	(3,113)
KAR Emerging Markets Small-Cap Fund	179,771	51,268	(8,413)	42,855
KAR International Small-Cap Fund	1,698,595	321,728	(148,288)	173,440
KAR International Small-Mid Cap Fund	19,281	4,703	(545)	4,158
Rampart Multi-Asset Trend Fund	32,796	3,009	(403)	2,606
Rampart Sector Trend Fund	110,690	15,932	(3,885)	12,047
Vontobel Global Opportunities Fund	238,897	141,695	(5,827)	135,868
Vontobel Greater European Opportunities Fund	2,733	1,618	(141)	1,477
Certain Funds have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Internal Revenue Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:
	Short-Term	Long-Term
Duff & Phelps International Real Estate Securities Fund	$ 322	$ —
Duff & Phelps Real Asset Fund	142	—
FORT Trend Fund	406,199	—
KAR Emerging Markets Small-Cap Fund	1,254	—
Rampart Multi-Asset Trend Fund	19,777	—
Rampart Sector Trend Fund	8,209	1,655
For the period ended September 30, 2020, the following Funds utilized losses deferred in prior years against current year capital gains:
Fund
Duff & Phelps Real Asset Fund	$ — (1)
FORT Trend Fund	15,864
KAR Emerging Markets Small-Cap Fund	94
KAR International Small-Cap Fund	975
Rampart Multi-Asset Trend Fund	969
(1)	Amount is less than $500.
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended September 30, 2020, the following Funds deferred and recognized qualified late year losses as follows:
	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Duff & Phelps Global Infrastructure Fund	$ —	$ (8)	$ —	$ (417)
Duff & Phelps Global Real Estate Securities Fund	—	—	3,493	—
Duff & Phelps International Real Estate Securities Fund	641	—	3,991	—
Duff & Phelps Real Asset Fund	—	—	18,938	(206)
FORT Trend Fund	768	(123)	278	(6,561)
KAR Emerging Markets Small-Cap Fund	—	—	—	(3,708)
KAR International Small-Cap Fund	—	—	—	(52,302)
Rampart Multi-Asset Trend Fund	160	—	8	—
Rampart Sector Trend Fund	—	—	1,255	(8,850)

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Vontobel Global Opportunities Fund	$123	$ —	$ —	$ —
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Duff & Phelps Global Infrastructure Fund	$ 8	$ 585
Duff & Phelps Global Real Estate Securities Fund	763	—
Duff & Phelps Real Asset Fund	16	—
KAR Emerging Markets Small-Cap Fund	2,122	—
KAR International Small-Cap Fund	14,740	5,202
KAR International Small-Mid Cap Fund	871	—
Rampart Sector Trend Fund	519	—
Vontobel Global Opportunities Fund	—	8,067
Vontobel Greater European Opportunities Fund	—	318
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2020 and 2019, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Duff & Phelps Global Infrastructure Fund
9/30/20	$ 1,438	$ 3,380	$ 4,818
9/30/19	2,205	2,735	4,940
Duff & Phelps Global Real Estate Securities Fund
9/30/20	12,318	5,581	17,899
9/30/19	5,276	61	5,337
Duff & Phelps International Real Estate Securities Fund
9/30/20	4,320	—	4,320
9/30/19	1,718	—	1,718
Duff & Phelps Real Asset Fund
9/30/20	1,320	—	1,320
9/30/19	890	—	890
KAR Emerging Markets Small-Cap Fund
9/30/20	2,573	—	2,573
9/30/19	202	—	202
KAR International Small-Cap Fund
9/30/20	36,125	—	36,125
9/30/19	8,704	3,345	12,049
Rampart Multi-Asset Trend Fund
9/30/20	228	—	228
9/30/19	136	—	136
Rampart Sector Trend Fund
9/30/20	2,040	—	2,040
9/30/19	1,700	—	1,700
Vontobel Global Opportunities Fund
9/30/20	1,048	6,305	7,353
9/30/19	799	20,504	21,303

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
	Ordinary Income	Long-Term Capital Gains	Total
Vontobel Greater European Opportunities Fund
9/30/20	$ 26	$ 482	$ 508
9/30/19	86	1,596	1,682
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2020, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Duff & Phelps Global Real Estate Securities Fund	$ — (1)	$ —(1)
Duff & Phelps International Real Estate Securities Fund	— (1)	— (1)
Duff & Phelps Real Asset Fund	3	(3)
FORT Trend Fund	(382)	382
Rampart Multi-Asset Trend Fund	(36)	36
Rampart Sector Trend Fund	(480)	480
Vontobel Global Opportunities Fund	— (1)	— (1)
Vontobel Greater European Opportunities Fund	(2)	2
(1)	Amount is less than $500.
Note 13. Reorganization
($ reported in thousands)
On November 14, 2018, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Vontobel Global Equity Institutional Fund (the “Merged Fund”), a series of Advisers Investment Trust, and Vontobel Global Opportunities Fund (the “Acquiring Fund”), a series of the Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to allow shareholders of the Merged Fund to own shares of a larger fund with a substantially similar investment objective and style as, and potentially deliver better value than, the Merged Fund. The reorganization was accomplished by a tax-free exchange of shares on March 22, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transactions associated with the merger are as follows:
Merged Fund	Shares Outstanding	Acquiring Fund	Shares Converted	Merged Fund Net Assets Value of Converted Shares
Vontobel Global Equity Institutional Fund	Class I Shares 3,976,178	Vontobel Global Opportunities Fund	Class R6 Shares 3,523,715	$52,884
The net assets and net unrealized appreciation (depreciation) before the acquisition were as follows:
Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Vontobel Global Equity Institutional Fund	$52,884	$9,853	Vontobel Global Opportunities Fund	$447
The net assets of the Class R6 shares of the Acquiring Fund immediately following the acquisition were $53,331.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Assuming the acquisition had been completed on October 1, 2018, the Vontobel Global Equity Institutional Fund’s pro-forma results of operations for the period ended September 30, 2019, would have been as follows:
Net investment income (loss)	$655(a)
Net realized and unrealized gain (loss) on investments	23,777 (b)
Net increase (decrease) in net assets resulting from operations	$24,432
(a) $581, as reported in the Statement of Operations, plus $74 net investment income from Vontobel Global Equity Institutional Fund pre-merger.
(b) $24,391, as reported in the Statement of Operations, plus $(614) net realized and unrealized gain (loss) on investments from Vontobel Global Equity Institutional Fund pre-merger.
Because the Merged Fund and Acquiring Fund have been managed as an integrated single Fund since the completion date it is not feasible to separate the income/(losses) and gains/(losses) of the merged Vontobel Global Equity Institutional Fund that have been included in the acquiring Vontobel Global Opportunities Fund Statement of Operations since March 22, 2019.
Note 14. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Advisers and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 15. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following are subsequent events requiring recognition or disclosure in these financial statements.
Effective October 1, 2020, the Funds may loan portfolio securities under the securities lending program.
Effective October 30, 2020, Virtus Rampart Multi-Asset Trend Fund and Virtus Rampart Sector Trend Fund, each formerly a series of Virtus Opportunities Trust, were merged with and into Virtus Tactical Allocation Fund, a series of Virtus Equity Trust.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps International Real Estate Securities Fund, Virtus Duff & Phelps Real Asset Fund, Virtus FORT Trend Fund, Virtus KAR Emerging Markets Small-Cap Fund, Virtus KAR International Small-Cap Fund, Virtus KAR International Small-Mid Cap Fund, Virtus Rampart Multi-Asset Trend Fund, Virtus Rampart Sector Trend Fund, Virtus Vontobel Global Opportunities Fund and Virtus Vontobel Greater European Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (twelve of the funds constituting Virtus Opportunities Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Virtus Duff & Phelps Global Infrastructure Fund
Virtus Duff & Phelps Global Real Estate Securities Fund
Virtus Duff & Phelps International Real Estate Securities Fund
Virtus Duff & Phelps Real Asset Fund
Virtus KAR Emerging Markets Small-Cap Fund
Virtus KAR International Small-Cap Fund
Virtus Rampart Multi-Asset Trend Fund
Virtus Rampart Sector Trend Fund
Virtus Vontobel Global Opportunities Fund
Virtus Vontobel Greater European Opportunities Fund	Statements of operations for the year ended September 30, 2020 and statements of changes in net assets for the years ended September 30, 2020 and 2019
Virtus FORT Trend Fund and its subsidiary	Consolidated statement of operations for the year ended September 30, 2020, consolidated statement of changes in net assets for the year ended September 30, 2020 and statement of changes in net assets for the year ended September 30, 2019
Virtus KAR International Small-Mid Cap Fund	Statement of operations and statement of changes in net assets for the year ended September 30, 2020
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS OPPORTUNITIES TRUST
TAX INFORMATION NOTICE (Unaudited)
September 30, 2020
For the fiscal year ended September 30, 2020, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable and of its ordinary dividends that qualify for a deduction of 20% of qualified REIT dividends allowed to individual shareholders, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of  Qualified REIT dividends, QDI, and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
	Qualified REIT Dividends	QDI	DRD	LTCG
Duff & Phelps Global Infrastructure Fund	— %	100%	84%	$ 723
Duff & Phelps Global Real Estate Securities Fund	17	83	—	428
Duff & Phelps International Real Estate Securities Fund	—	100	—	—
Duff & Phelps Real Asset Fund	—	49	33	—
KAR Emerging Markets Small-Cap Fund	—	69	—	—
KAR International Small-Cap Fund	—	100	—	5,202
KAR International Small-Mid Cap Fund	—	14	—	—
Rampart Multi-Asset Trend Fund	—	100	89	—
Rampart Sector Trend Fund	—	100	100	—
Vontobel Global Opportunities Fund	—	100	100	9,406
Vontobel Greater European Opportunities Fund	—	—	—	346
For the fiscal year ended September 30, 2020, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Duff & Phelps International Real Estate Securities Fund	$ 1,352	$ 135
Duff & Phelps Real Asset Fund	397	12
KAR Emerging Markets Small-Cap Fund	2,877	401
KAR International Small-Cap Fund	30,922	3,369
KAR International Small-Mid Cap Fund	158	18

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.
Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 19-21, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

RESULTS OF SHAREHOLDER MEETING
VIRTUS OPPORTUNITIES TRUST
OCTOBER 14 AND 23, 2020
(Unaudited)
At a special meeting of shareholders of Virtus Rampart Multi-Asset Trend Fund (the “Multi-Asset Trend Fund”), a series of Virtus Opportunities Trust, held on October 14, 2020, shareholders voted on the following proposal:
Proposal 1.

Number of Eligible Votes:	FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization that provides for the reorganization of Virtus Rampart Multi-Asset Trend Fund, a series of Virtus Opportunities Trust (“VOT”), into Virtus Tactical Allocation Fund, a series of Virtus Equity Trust (“VET”)	17,073,979.10	731,165.77	2,374,328.82
Shareholders of the Multi-Asset Trend Fund voted to approve the above proposal.
Virtus Rampart Sector Trend Fund
At a special meeting of shareholders of Virtus Rampart Sector Trend Fund (the “Sector Trend Fund”), a series of Virtus Opportunities Trust, held on October 23, 2020, shareholders voted on the following proposal:
Proposal 1.

Number of Eligible Votes:	FOR	AGAINST	ABSTAIN
To approve an Agreement and Plan of Reorganization that provides for the reorganization of Virtus Rampart Sector Trend Fund, a series of VOT, into Virtus Tactical Allocation Fund, a series of VET	57,823,283.74	10,986,519.43	5,951,274.56
Shareholders of the Sector Trend Fund voted to approve the above proposal.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS FORT TREND FUND (the “FUND”)
BY THE BOARD OF TRUSTEES
The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) for the Fund. At a virtual meeting held on June 17, 2020 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), authorized the appointment of FORT L.P. (the “Subadviser” or “FORT”) as subadviser to the Fund and approved the establishment of the Subadvisory Agreement with FORT as further discussed below. In connection with the appointment of the Subadviser, the Board also considered and approved the name change from Virtus Rampart Equity Trend Fund to Virtus FORT Trend Fund. Also at the Meeting, the Board, including a majority of the Independent Trustees, authorized the appointment of Virtus Alternative Investment Advisers, Inc. (“VAIA”) as the investment adviser to the Fund, and approved the transfer of the Advisory Agreement with respect to the Fund from Virtus Investment Advisers, Inc. (“VIA”), an affiliate of VAIA that had been serving as the Fund’s investment adviser, to VAIA pursuant to Rule 2a-6 under the 1940 Act (“Rule 2a-6”). Rule 2a-6 excludes certain transactions from the definition of “assignment,” which requires automatic termination under the 1940 Act, if the transactions do not result in a change of actual control or management of the investment adviser to an investment company.
In connection with the approvals, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether each approval would be in the best interests of the Fund and its shareholders.
The Board was separately advised by independent legal counsel throughout the process. For each approval, the Board considered all the criteria separately with respect to the Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposals in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the proposals, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VAIA and the Subadviser; (2) information regarding performance of an account managed in a similar manner as the Fund was expected to be managed; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) historical profitability of VAIA and its affiliates under similar agreements; (5) any “fall-out” benefits to VAIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VAIA, the Subadviser or their affiliates from VAIA’s or the Subadviser’s relationship with the Fund); (6) possible conflicts of interest; and (7) the terms of the Agreements.
Nature, Extent, and Quality of Services
The Trustees received in advance of the meeting information provided by VAIA and the Subadviser, including completed questionnaires, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VAIA’s senior management personnel, during which among other items, VAIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund would be managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VAIA is responsible for the oversight of the Fund’s investment program and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the transfer of the Advisory Agreement to VAIA, the Board considered VAIA’s process for supervising and managing the Fund’s subadviser, including (a) VAIA’s ability to select and monitor the subadviser; (b) VAIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objective, policies and restrictions as well as provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services expected to be provided by VAIA and its affiliates to the Fund; (e) VAIA’s expected supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that affiliates of VAIA serve as administrator, transfer agent and distributor of the Fund. The Board also took into account its

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS FORT TREND FUND (the “FUND”)
BY THE BOARD OF TRUSTEES (Continued)
knowledge of VAIA’s management and the quality of the performance of its duties with respect to other Virtus Funds through Board meetings, discussions and reports, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services to be provided by the Subadviser, the Trustees received in advance of the Meeting information provided by the Subadviser, including the Subadviser’s Form ADV, as well as a presentation provided by portfolio management personnel of the Subadviser. With respect to the Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VAIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objective, policies and restrictions set forth in the Fund’s prospectuses and statement of additional information. In considering the approval of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VAIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that they would provide a high quality of investment services to the Fund.
Investment Performance
The Board considered the performance of a composite managed by the proposed Subadviser versus a peer group, an appropriate index and the Fund’s historical performance, and was satisfied with the proposed Subadviser’s performance.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. Among other data provided, the Board noted that the management fee was not expected to change, although the portion of the fee payable to the Subadviser was different from the portion of the fee payable to the Fund’s prior subadviser. The Board noted that the Fund has expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for the Fund would be paid by VAIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee expected to be retained by VAIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses.
The Board concluded that the advisory and proposed subadvisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Projected Profitability
The Board also considered certain information relating to profitability for its services to other Virtus Funds that had been provided by VAIA and certain information relating to profitability of VIA for its services to the Fund, as a proxy for evaluating the projected profitability to VAIA and its affiliates for their services to the Fund. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VAIA for its management of certain Virtus Funds, as well as its profits and those of its affiliates for managing and providing other services to the Virtus Funds, such as distribution, transfer agency and administrative services provided to the Virtus Funds by VAIA affiliates. In addition to the fees paid to VAIA and its affiliates, the Board considered any other benefits derived by VAIA or its affiliates from their relationships with the Virtus Funds. The Board reviewed the methodology used to allocate costs to each Virtus Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VAIA and its affiliates from the Virtus Funds was reasonable in light of the quality of the services rendered to the Virtus Funds by VAIA and its affiliates.
In considering the projected profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement would be paid by VAIA out of the fees that VAIA receives under the Advisory

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS FORT TREND FUND (the “FUND”)
BY THE BOARD OF TRUSTEES (Continued)
Agreement, so that Fund shareholders would not be directly impacted by those fees. In addition, because FORT is an unaffiliated subadviser, the Board relied on the ability of VAIA to negotiate this Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the projected profitability to the Subadviser from its relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board received and discussed information concerning whether VAIA should be expected to realize economies of scale as the Fund’s assets grow. The Board noted that expense caps were in place for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the size of the Fund. The Board noted that VAIA and the Fund may realize certain economies of scale if the assets of the Fund were to grow materially, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the size of the Fund to be managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
The Board considered other benefits that may be realized by VAIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VAIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of VAIA also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that there are no other direct benefits to the Subadviser or VAIA in providing investment advisory services to the Fund, other than the fee to be earned under the applicable Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each proposal was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement and the transfer of the Advisory Agreement with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2016 68 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 68 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 68 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 1999 72 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 68 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 68 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 68 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; and Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.

Virtus Rampart Equity Trend Fund,
a series of Virtus Opportunities Trust
(Unaudited)
Supplement dated June 18, 2020, to the Summary and Statutory Prospectuses and
Statement of Additional Information (SAI) dated January 28, 2020, each as supplemented
IMPORTANT NOTICE TO INVESTORS
The Board of Trustees of Virtus Opportunities Trust, on behalf of Virtus Rampart Equity Trend Fund (the “Fund”), has approved the replacement of the Fund’s current subadviser, Rampart Investment Management, LLC, with FORT Investment Management LP (“FORT”), effective on or about September 1, 2020.
In connection with the subadviser change, the Fund’s name will be changed to Virtus FORT Trend Fund and the current portfolio managers of the Fund will be replaced with FORT portfolio managers. Additionally, as of the same date the other changes are effective, the principal investment strategies and certain principal risks set forth in the Fund’s Prospectuses will be revised to reflect the strategies to be employed by FORT in managing the Fund.
Additional information about the subadviser change, as well as the resulting strategy and risk changes, will be distributed in an Information Statement to shareholders of the Fund within 90 days after the effectiveness of the changes. The Fund’s Prospectuses and SAI setting forth the amended disclosure will also be available at virtus.com and on the SEC’s website, www.sec.gov.
Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.
VOT 8020/EquityTrendChanges (06/2020)

Virtus Vontobel Greater European Opportunities Fund,
a series of Virtus Opportunities Trust
(Unaudited)
Supplement dated August 7, 2020, to the Summary Prospectus
and Statutory Prospectus, each dated January 28, 2020, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective August 7, 2020, Markus Hansen is hereby added as a portfolio manager of Virtus Vontobel Greater European Opportunities Fund (the “Fund”).
The following disclosure is hereby added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:
> Markus Hansen, Portfolio Manager and Senior Research Analyst at Vontobel.
Mr. Hansen has served as a Portfolio Manager of the Fund since August 2020.
In the section “Portfolio Management” beginning on page 164 of the Fund’s statutory prospectus, the table under the subheading “Vontobel” is hereby replaced with the following:
Virtus Vontobel Emerging Markets Opportunities Fund	Brian Bandsma (since June 2016) Matthew Benkendorf (since March 2016) Jin Zhang, CFA (since June 2016)
Virtus Vontobel Foreign Opportunities Fund	Matthew Benkendorf (since March 2016) Daniel Kranson, CFA (since June 2016) David Souccar (since June 2016)
Virtus Vontobel Global Opportunities Fund	Matthew Benkendorf (since 2009) Ramiz Chelat (since June 2016)
Virtus Vontobel Greater European Opportunities Fund	Markus Hansen (since August 2020) Daniel Kranson, CFA (since March 2013)
The following disclosure is hereby added under “Portfolio Management” on page 165 of the statutory prospectus:
Markus Hansen. Mr. Hansen is a Senior Research Analyst and Portfolio Manager of Vontobel. He joined Vontobel in April 2016 as a Senior Research Analyst and has been a Portfolio Manager for the Quality Growth Boutique since June 2020. In addition to his portfolio management responsibilities, he continues to conduct research analysis on individual stocks which may be included in the firm’s other strategies, primarily focusing on the Consumer Staples, Consumer Discretionary, and Industrials sectors. Prior to joining Vontobel, Mr. Hansen served as a Co-Portfolio Manager and Senior Research Analyst from 2010 to 2016 at SLS Management, LLC responsible for European and U.S. stock research.
All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks remains unchanged.
Investors should retain this supplement for future reference.
VOT 8020/VontobelGEOF-PMChanges (8/2020)

Virtus Rampart Equity Trend Fund,
a series of Virtus Opportunities Trust
(Unaudited)
Supplement dated August 31, 2020 to the
Statutory Prospectus and Statement of Additional Information (“SAI”),
each dated January 28, 2020, as supplemented
IMPORTANT NOTICE TO INVESTORS
The statutory prospectus and SAI for Virtus Opportunities Trust have been updated to reflect changes to Virtus Rampart Equity Trend Fund, including a name change.
Effective August 31, 2020, the Virtus Rampart Equity Trend Fund’s name has been changed to Virtus FORT Trend Fund (the “Fund”). The disclosure for Virtus Rampart Equity Trend Fund in the Virtus Opportunities Trust statutory prospectus and SAI is no longer valid. Please see the Fund’s separate statutory prospectus, summary prospectus and SAI for additional disclosure regarding these changes.
Investors should retain this amendment with the
Prospectuses and SAI for future reference.
VOT 8020 RampartEquityTrendFORTChanges (8/2020)

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VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8637	11-20

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

September 30, 2020
Virtus Duff & Phelps Real Estate Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Duff & Phelps Real Estate Securities Fund
(“Duff  &  Phelps Real Estate Securities Fund”)
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO HOLDINGS  INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Duff & Phelps Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2020.
We witnessed unprecedented events and stark changes during the past 12 months. The global economy, which experienced strong growth during the first five months of the fiscal year, was largely shut down in March of 2020 in response to the coronavirus pandemic. Markets reacted by declining sharply, leading policymakers to quickly introduce supportive monetary and fiscal measures. These proved effective, and many markets swiftly reversed course. In fact, the U.S. stock market erased its losses and reached a new high in August.
After this wild ride, most asset classes were able to post positive returns for the 12 months ended September 30, 2020. U.S. large-capitalization stocks returned 15.15%, as measured by the S&P 500® Index. Small-cap stocks lagged, but wound up in positive territory with a return of 0.39%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), were up 0.49% for the 12 months, trailing emerging markets, which gained 10.54%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing drove the yield on the 10-year Treasury to 0.69% at September 30, 2020, down sharply from 1.68% on September 30, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.98%. Non-investment grade bonds were up 3.25% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach in the midst of this turbulence, and remain focused on helping you achieve your long-term goals. While uncertainty may lie ahead, you can depend on us to continue investing your capital with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
November 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
1

DUFF & PHELPS REAL ESTATE SECURITIES FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,136.60	1.33%	$ 7.10
Class C	1,000.00	1,132.10	2.11	11.25
Class I	1,000.00	1,137.70	1.10	5.88
Class R6	1,000.00	1,139.50	0.79	4.23

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
2

DUFF & PHELPS REAL ESTATE SECURITIES FUND
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,018.35	1.33%	$ 6.71
Class C	1,000.00	1,014.45	2.11	10.63
Class I	1,000.00	1,019.50	1.10	5.55
Class R6	1,000.00	1,021.05	0.79	3.99

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
3

DUFF & PHELPS REAL ESTATE SECURITIES FUND
KEY INVESTMENT TERMS (Unaudited)
September 30, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
FTSE NAREIT Equity REITs Index
The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The
4

DUFF & PHELPS REAL ESTATE SECURITIES FUND
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
5

Ticker Symbols:
Class A: PHRAX
Class C: PHRCX
Class I: PHRIX
Class R6: VRREX
Duff & Phelps Real Estate Securities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Fund is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned -12.99%, Class C shares at NAV returned -13.65%, Class I shares at NAV returned -12.80%, and Class R6 shares at NAV returned -12.52%. For the same period, the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned -18.16%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
Over the course of the fiscal year, the U.S. equity market as a whole handily outperformed real estate equities, as demonstrated by the 15.1% increase in the S&P 500® Index versus the 18.2% decrease in the FTSE NAREIT Equity REITs Index. The S&P 500® Index outperformed real estate equities in each of the four quarters of the fiscal year.
Following their outperformance in the prior fiscal year, real estate equities lagged the general equity market in the Fund’s first fiscal quarter. As the COVID-19 global pandemic emerged, economic shutdowns and shelter-in-place directives throughout the globe led to recessions. Although U.S. equities rallied following their March lows, real estate equities continued to lag for the rest of the fiscal year.
As a result of the economic challenges brought on by COVID-19 and market participants’ move to a more defensive posture, the U.S. 10-year Treasury bond staged a significant rally over the course of the Fund’s fiscal year. However, the low point in the 10-year yield was reached in March 2020, before the Federal Reserve (the “Fed”) and Congress stepped in, along with central banks and governments around the globe, to offer material monetary policy and fiscal policy support in response to the pandemic. As the fiscal year ended, Congress was negotiating additional fiscal policy support, and the market was trying to determine whether a deal could be completed before the November 2020 elections.
In the meantime, the global real estate operating environment included property sectors that benefited from positive global secular fundamental tailwinds, that is, trends that can have a longer time frame than the current business cycle and can be less economically dependent. These included logistics (industrial), data centers, and cell towers, which delivered positive returns during the Fund’s fiscal year due to the growth in e-commerce and working from home. Other property sectors faced added challenges resulting from COVID-19, such as lodging, retail, office, and select residential including student housing.
Real Estate Investment Trusts (REITs) took advantage of the further decline in interest rates to refinance upcoming debt maturities at attractive rates, while also extending the duration of their debt. Balance sheets across the overall REIT industry were in solid shape during the period.
Taking a closer look at the individual property sectors that are represented within the FTSE NAREIT Equity REITs Index, the five top-performing sectors during the fiscal year on a

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Duff & Phelps Real Estate Securities Fund (Continued)
total return basis were data centers, logistics (industrial), single family homes, self storage, and manufactured homes. These property sectors offered a mixture of positive secular growth stories and a higher degree of defensiveness, which helped drive outperformance during the global pandemic crisis.
The five bottom-performing property sectors for the period were regional malls, lodging, shopping centers, diversified, and apartments. Lodging, regional malls, and shopping centers struggled due to the economic shutdowns and shelter-in-place directives.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the benchmark FTSE NAREIT Equity REITs Index for the 12 months ended September 30, 2020. Security selection and property sector allocation contributed positively to relative performance for the period, with security selection the larger driver of the two.
Combining property sector allocation and security selection relative to the benchmark, the strongest contributors to relative performance in the fiscal year were specialty, diversified, office, regional malls, and single family homes. In specialty, the Fund benefited from security selection and an overweight allocation. In diversified, the Fund benefited from an underweight allocation as well as security selection. The Fund also benefited from security selection in the office sector, and from an underweight allocation as well as security selection in regional malls. Finally, with respect to single family homes, the Fund benefited from both an overweight allocation and security selection.
From the perspective of property sector allocation relative to the benchmark, the largest positive contributor was the Fund’s underweight allocation to diversified. The second largest sector allocation contributor was an overweight exposure to logistics (industrial), a sector that benefited from tailwinds that drove healthy organic growth and capital deployment opportunities.
From a security perspective, the Fund’s out-of-benchmark position in cell tower REIT Crown Castle was the largest positive contributor. The company’s shares materially outperformed the benchmark on the back of a positive operating environment and future growth. The Fund’s overweight exposure to premier life science REIT Alexandria Real Estate, which is classified as an office REIT, was the second largest contributor. The demand for Alexandria’s properties remained robust, and received added attention as vaccines and treatments for COVID-19 were aggressively pursued. Rounding out the top five positive contributors were overweight exposures in medical office building-focused Healthcare Trust of America, gaming REIT Vici Properties, and HealthPeak Properties.
Combining property sector allocation and security selection, the only overall relative detractors to performance were apartments, self storage, and freestanding. Apartments detracted due to security selection and an overweight property sector allocation. Self storage detracted due to an underweight allocation. And freestanding detracted due to security selection.
The Fund’s largest property sector allocation detractors were underweight exposures to self storage and data centers.
At the security level, an overweight position in office REIT Douglas Emmett, which is focused primarily on the west side of L.A. and lagged its peers, was the largest negative contributor to security selection for the fiscal year. The next largest detractor was an underweight exposure to healthcare REIT Medical Properties Trust. Rounding out the top five detractors to security selection were underweight exposures to specialty REIT Gaming and Leisure Properties, and apartment REIT Camden Property Trust, and overweight exposure to data center REIT CyrusOne.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Duff & Phelps Real Estate Securities Fund (Continued)
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Industrial	15%
Data Centers	13
Apartments	13
Retail	12
Office	11
Health Care	10
Self Storage	6
Other	20
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Duff & Phelps Real Estate Securities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-12.99%	4.31%	7.94%	— %	—
Class A shares at POP[3,4]	-18.00	3.09	7.31	—	—
Class C shares at NAV[2] and with CDSC[4]	-13.65	3.56	7.15	—	—
Class I shares at NAV[2]	-12.80	4.59	8.22	—	—
Class R6 shares at NAV[2]	-12.52	4.81	—	4.34	11/12/14
FTSE NAREIT Equity REITs Index	-18.16	3.95	7.90	3.41 [5]	—
Fund Expense Ratios[6]: Class A shares: 1.38%; Class C shares: 2.09%; Class I shares: 1.09%; Class R6 shares: Gross 0.95%, Net 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Duff & Phelps Real Estate Securities Fund (Continued)

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS
September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.0%
Real Estate Investment Trusts—99.0%
Data Centers—13.0%
CyrusOne, Inc.	249,978	$ 17,506
Equinix, Inc.	68,341	51,948
		69,454

Diversified—2.4%
VEREIT, Inc.	1,982,400	12,886
Health Care—10.0%
Healthcare Trust of America, Inc. Class A	559,800	14,555
Healthpeak Properties, Inc.	799,100	21,695
Welltower, Inc.	305,880	16,851
		53,101

Industrial/Office—25.8%
Industrial—15.3%
Americold Realty Trust	35,938	1,285
Duke Realty Corp.	668,893	24,682
Prologis, Inc.	466,944	46,984
Rexford Industrial Realty, Inc.	181,400	8,301
		81,252

Office—10.5%
Alexandria Real Estate Equities, Inc.	97,134	15,542
Boston Properties, Inc.	177,300	14,237
Cousins Properties, Inc.	580,603	16,599
Douglas Emmett, Inc.	379,968	9,537
		55,915

Total Industrial/Office		137,167

	Shares	Value

Lodging/Resorts—2.8%
Host Hotels & Resorts, Inc.	449,294	$ 4,848
RLJ Lodging Trust	542,405	4,697
Ryman Hospitality Properties, Inc.	149,278	5,494
		15,039

Residential—22.4%
Apartments—12.6%
Apartment Investment and Management Co. Class A	338,073	11,400
AvalonBay Communities, Inc.	153,915	22,986
Equity Residential	361,554	18,559
Mid-America Apartment Communities, Inc.	122,100	14,157
		67,102

Manufactured Homes—4.4%
Sun Communities, Inc.	166,465	23,407
Single Family Homes—5.4%
American Homes 4 Rent Class A	652,400	18,580
Invitation Homes, Inc.	355,060	9,938
		28,518

Total Residential		119,027

Retail—12.3%
Free Standing—5.1%
Spirit Realty Capital, Inc.	355,493	11,998
STORE Capital Corp.	560,485	15,374
		27,372

See Notes to Financial Statements
11

Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Regional Malls—2.3%
Simon Property Group, Inc.	187,641	$ 12,137
Shopping Centers—4.9%
Brixmor Property Group, Inc.	891,256	10,419
Regency Centers Corp.	274,500	10,436
Weingarten Realty Investors	304,600	5,166
		26,021

Total Retail		65,530

Self Storage—6.4%
CubeSmart	510,150	16,483
Extra Space Storage, Inc.	163,329	17,474
		33,957

	Shares	Value

Specialty—3.9%
Crown Castle International Corp.	83,050	$ 13,828
VICI Properties, Inc.	306,100	7,153
		20,981

Total Common Stocks (Identified Cost $435,110)		527,142

Total Long-Term Investments—99.0% (Identified Cost $435,110)		527,142

TOTAL INVESTMENTS—99.0% (Identified Cost $435,110)		$527,142
Other assets and liabilities, net—1.0%		5,400
NET ASSETS—100.0%		$532,542
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$527,142	$527,142
Total Investments	$527,142	$527,142
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements
12

DUFF & PHELPS REAL ESTATE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value(1)	$ 527,142
Cash	3,941
Receivables
Fund shares sold	724
Dividends	2,003
Prepaid Trustees’ retainer	11
Prepaid expenses	27
Other assets	58
Total assets	533,906
Liabilities
Payables
Fund shares repurchased	683
Investment advisory fees	328
Distribution and service fees	49
Administration and accounting fees	47
Transfer agent and sub-transfer agent fees and expenses	131
Professional fees	30
Trustee deferred compensation plan	58
Interest expense and/or commitment fees	1
Other accrued expenses	37
Total liabilities	1,364
Net Assets	$ 532,542
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 429,901
Accumulated earnings (loss)	102,641
Net Assets	$ 532,542
Net Assets:
Class A	$ 209,309
Class C	$ 7,280
Class I	$ 272,248
Class R6	$ 43,705
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	11,124,496
Class C	387,525
Class I	14,514,556
Class R6	2,323,712
Net Asset Value and Redemption Price Per Share:
Class A	$ 18.82
Class C	$ 18.79
Class I	$ 18.76
Class R6	$ 18.81
See Notes to Financial Statements
13

DUFF & PHELPS REAL ESTATE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
Maximum Offering Price per Share (NAV/(1-5.75%*)):
Class A	$ 19.97
* Maximum sales charge
(1) Investment in securities at cost	$ 435,110

See Notes to Financial Statements
14

DUFF & PHELPS REAL ESTATE SECURITIES FUND
STATEMENT OF OPERATIONS YEAR ENDED
September 30, 2020
($ reported in thousands)
Investment Income
Dividends	$ 13,366
Total investment income	13,366
Expenses
Investment advisory fees	3,921
Distribution and service fees, Class A	407
Distribution and service fees, Class C	97
Administration and accounting fees	554
Transfer agent fees and expenses	238
Sub-transfer agent fees and expenses, Class A	224
Sub-transfer agent fees and expenses, Class C	14
Sub-transfer agent fees and expenses, Class I	435
Custodian fees	1
Printing fees and expenses	59
Professional fees	38
Interest expense and/or commitment fees	3
Registration fees	99
Trustees’ fees and expenses	45
Miscellaneous expenses	61
Total expenses	6,196
Less net expenses reimbursed and/or waived by investment adviser(1)	(64)
Less low balance account fees	— (2)
Net expenses	6,132
Net investment income (loss)	7,234
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	25,755
Net change in unrealized appreciation (depreciation) on:
Investments	(102,595)
Net realized and unrealized gain (loss) on investments	(76,840)
Net increase (decrease) in net assets resulting from operations	$ (69,606)

(1)	See Note 3D in the Notes to Financial Statements.
(2)	Amount is less than $500.
See Notes to Financial Statements
15

DUFF & PHELPS REAL ESTATE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
(reported in thousands)
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 7,234	$ 10,320
Net realized gain (loss)	25,755	100,046
Net change in unrealized appreciation (depreciation)	(102,595)	(16,066)
Increase (decrease) in net assets resulting from operations	(69,606)	94,300
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(29,177)	(28,231)
Class C	(1,965)	(3,510)
Class I	(63,465)	(59,954)
Class R6	(7,100)	(4,621)
Total Dividends and Distributions to Shareholders	(101,707)	(96,316)
Change in Net Assets from Capital Transactions
Shares sold and cross class conversions:
Class A (5,966 and 1,575 shares, respectively)	114,435	37,370
Class C (49 and 51 shares, respectively)	1,039	1,174
Class I (3,463 and 3,585 shares, respectively)	69,626	84,112
Class R6 (1,121 and 610 shares, respectively)	22,360	14,664
Reinvestment of distributions:
Class A (1,331 and 1,213 shares, respectively)	28,097	26,465
Class C (87 and 154 shares, respectively)	1,842	3,333
Class I (3,010 and 2,718 shares, respectively)	63,323	59,275
Class R6 (338 and 210 shares, respectively)	7,090	4,600
Shares repurchased and cross class conversions:
Class A ((2,822) and (4,213) shares, respectively)	(58,871)	(102,877)
Class C ((218) and (734) shares, respectively)	(4,382)	(16,810)
Class I ((6,185) and (8,443) shares, respectively)	(128,253)	(207,408)
Class R6 ((615) and (322) shares, respectively)	(12,604)	(7,823)
Increase (decrease) in net assets from capital transactions	103,702	(103,925)
Net increase (decrease) in net assets	(67,611)	(105,941)
Net Assets
Beginning of period	600,153	706,094
End of Period	$ 532,542	$ 600,153
See Notes to Financial Statements
16

THIS PAGE INTENTIONALLY BLANK.

DUFF & PHELPS REAL ESTATE SECURITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions

Class A
10/1/19 to 9/30/20	$26.33	0.26	(3.23)	(2.97)	(0.33)	(4.21)	(4.54)
10/1/18 to 9/30/19	26.76	0.37	3.34	3.71	(0.42)	(3.72)	(4.14)
10/1/17 to 9/30/18	30.43	0.31	0.75	1.06	(0.30)	(4.43)	(4.73)
10/1/16 to 9/30/17	36.87	0.38	(0.48)	(0.10)	(0.40)	(5.94)	(6.34)
10/1/15 to 9/30/16	38.45	0.47	4.80	5.27	(0.48)	(6.37)	(6.85)
Class C
10/1/19 to 9/30/20	$26.26	0.08	(3.18)	(3.10)	(0.16)	(4.21)	(4.37)
10/1/18 to 9/30/19	26.69	0.19	3.32	3.51	(0.22)	(3.72)	(3.94)
10/1/17 to 9/30/18	30.35	0.12	0.76	0.88	(0.11)	(4.43)	(4.54)
10/1/16 to 9/30/17	36.77	0.15	(0.47)	(0.32)	(0.16)	(5.94)	(6.10)
10/1/15 to 9/30/16	38.37	0.20	4.78	4.98	(0.21)	(6.37)	(6.58)
Class I
10/1/19 to 9/30/20	$26.28	0.30	(3.23)	(2.93)	(0.38)	(4.21)	(4.59)
10/1/18 to 9/30/19	26.71	0.44	3.34	3.78	(0.49)	(3.72)	(4.21)
10/1/17 to 9/30/18	30.39	0.40	0.73	1.13	(0.38)	(4.43)	(4.81)
10/1/16 to 9/30/17	36.83	0.46	(0.48)	(0.02)	(0.48)	(5.94)	(6.42)
10/1/15 to 9/30/16	38.42	0.56	4.80	5.36	(0.58)	(6.37)	(6.95)
Class R6
10/1/19 to 9/30/20	$26.30	0.37	(3.24)	(2.87)	(0.41)	(4.21)	(4.62)
10/1/18 to 9/30/19	26.72	0.51	3.32	3.83	(0.53)	(3.72)	(4.25)
10/1/17 to 9/30/18	30.39	0.47	0.71	1.18	(0.42)	(4.43)	(4.85)
10/1/16 to 9/30/17	36.84	0.50	(0.48)	0.02	(0.53)	(5.94)	(6.47)
10/1/15 to 9/30/16	38.42	0.70	4.73	5.43	(0.64)	(6.37)	(7.01)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
18

DUFF & PHELPS REAL ESTATE SECURITIES FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate

(7.51)	$18.82	(12.99)%	$209,309	1.35%	1.35%	1.25%	40%
(0.43)	26.33	17.33	175,112	1.38	1.38	1.50	30
(3.67)	26.76	4.03	216,062	1.38	1.38	1.16	12
(6.44)	30.43	0.63 (6)	331,957	1.39 (6)	1.39	1.21 (6)	20
(1.58)	36.87	15.58	530,135	1.39 (7)	1.39	1.29	31

(7.47)	$18.79	(13.65)%	$ 7,280	2.11%	2.11%	0.38%	40%
(0.43)	26.26	16.49	12,325	2.09	2.09	0.78	30
(3.66)	26.69	3.28	26,643	2.07	2.07	0.45	12
(6.42)	30.35	(0.09) (6)	43,219	2.13 (6)	2.13	0.48 (6)	20
(1.60)	36.77	14.70	67,216	2.15 (7)	2.15	0.55	31

(7.52)	$18.76	(12.80)%	$272,248	1.10%	1.10%	1.43%	40%
(0.43)	26.28	17.73	373,801	1.09	1.09	1.81	30
(3.68)	26.71	4.31	437,179	1.08	1.08	1.49	12
(6.44)	30.39	0.90 (6)	539,098	1.13 (6)	1.13	1.49 (6)	20
(1.59)	36.83	15.85	619,818	1.14 (7)	1.14	1.52	31

(7.49)	$18.81	(12.52)%	$ 43,705	0.79%	0.96%	1.80%	40%
(0.42)	26.30	17.94	38,915	0.87 (8)	0.95	2.11	30
(3.67)	26.72	4.50	26,210	0.93 (8)	0.95	1.75	12
(6.45)	30.39	1.06 (6)	19,880	0.98 (6)	0.98	1.62 (6)	20
(1.58)	36.84	16.06	21,604	0.98 (7)	0.98	1.93	31

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
19

DUFF & PHELPS REAL ESTATE SECURITIES FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(6)	State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by less than 0.01%. Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return by less than 0.01%.
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
See Notes to Financial Statements
20

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2020
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 22 funds of the Trust are offered for sale, of which the Duff & Phelps Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s objectives are outlined in the Fund Summary Page. There is no guarantee that the Fund will achieve its objectives.
The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares.
Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain
21

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
expenses of the Fund. These fees are reflected as “Less low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For
22

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute
23

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Securities Lending
The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) that permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled.
24

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
0.75%	0.70%	0.65%
B.	Subadviser
Duff & Phelps Investment Management Co. (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.
C.	Expense Limitation
The Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, 0.79% of average daily net assets for Class R6 shares through January 31, 2021. Following the contractual period, the Adviser may discontinue this expense reimbursement arrangement at any time. The waivers and reimbursements are calculated daily and received monthly.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time
25

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
	2021	2022	2023	Total
Class R6	$ 4	$ 26	$ 64	$ 94

E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2020, it retained net commissions of $7 for Class A shares and CDSC of $—* for Class C shares.
In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the following annual rates: 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
* Amount is less than $500.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.
For the period ended September 30, 2020, the Fund incurred administration fees totaling $500 which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2020, the Fund incurred transfer agent fees totaling $224 which are included in the Statement of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at September 30, 2020.
26

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended September 30, 2020, were as follows:
Purchases	Sales
$224,956	$207,548
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2020.
Note 5. 10% Shareholders
As of September 30, 2020, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:
% of Shares Outstanding	Number of Accounts*
30%	2
*	The shareholders are not affiliated with Virtus.
Note 6. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 7.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 8. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the
27

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
disposition of such securities. At September 30, 2020, the Fund did not hold any securities that were restricted.
Note 9. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Fund and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Fund had no borrowings at any time during the period ended September 30, 2020.
Note 10. Federal Income Tax Information
($ reported in thousands)
At September 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$440,731	$ 132,900	$ (46,489)	$ 86,411
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:
Undistributed Long-Term Capital Gains
$16,314
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
28

DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2020 and 2019 was as follows:
	Year Ended	Year Ended
	2020	2019
Ordinary Income	$ 7,250	$11,842
Long-Term Capital Gains	94,457	84,474
Total	$101,707	$96,316
Note 11. Regulatory Matters and Litigation
From time to time, the Trust, the Fund, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 12. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Effective October 1, 2020, the Fund may loan portfolio securities under the securities lending program.
29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Duff & Phelps Real Estate Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Duff & Phelps Real Estate Securities Fund (one of the funds constituting Virtus Opportunities Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
30

DUFF & PHELPS REAL ESTATE SECURITIES FUND
TAX INFORMATION NOTICE (Unaudited)
September 30, 2020
For the fiscal year ended September 30, 2020, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary dividends that qualify for a deduction of 20% of qualified REIT dividends allowed to individual shareholders, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of Qualified REIT dividends, QDI, and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
Qualified REIT Dividends	QDI	DRD	LTCG
87%	—%	—%	$23,568
31

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk, which is the risk that the Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.
Assessment and management of the Fund’s liquidity risk under the Program takes into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 19-21, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Fund. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
32

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2016 68 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
33

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950 Served Since: 2016 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 68 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 68 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 72 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
34

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 68 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 68 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
35

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2020 68 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
36

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
37

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
38

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
39

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
40

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; and Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.
41

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VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8009	11-20

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

September 30, 2020
Virtus Vontobel Foreign Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Vontobel Foreign Opportunities Fund
(“Vontobel Foreign Opportunities Fund”)
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO HOLDINGS  INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Vontobel Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2020.
We witnessed unprecedented events and stark changes during the past 12 months. The global economy, which experienced strong growth during the first five months of the fiscal year, was largely shut down in March of 2020 in response to the coronavirus pandemic. Markets reacted by declining sharply, leading policymakers to quickly introduce supportive monetary and fiscal measures. These proved effective, and many markets swiftly reversed course. In fact, the U.S. stock market erased its losses and reached a new high in August.
After this wild ride, most asset classes were able to post positive returns for the 12 months ended September 30, 2020. U.S. large-capitalization stocks returned 15.15%, as measured by the S&P 500® Index. Small-cap stocks lagged, but wound up in positive territory with a return of 0.39%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), were up 0.49% for the 12 months, trailing emerging markets, which gained 10.54%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing drove the yield on the 10-year Treasury to 0.69% at September 30, 2020, down sharply from 1.68% on September 30, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.98%. Non-investment grade bonds were up 3.25% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach in the midst of this turbulence, and remain focused on helping you achieve your long-term goals. While uncertainty may lie ahead, you can depend on us to continue investing your capital with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
November 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
1

VONTOBEL FOREIGN OPPORTUNITIES FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Vontobel Foreign Opportunities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,298.00	1.39%	$ 7.99
Class C	1,000.00	1,293.60	2.05	11.75
Class I	1,000.00	1,300.30	1.07	6.15
Class R6	1,000.00	1,301.10	0.95	5.47

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
2

VONTOBEL FOREIGN OPPORTUNITIES FUND
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,018.05	1.39%	$ 7.01
Class C	1,000.00	1,014.75	2.05	10.33
Class I	1,000.00	1,019.65	1.07	5.40
Class R6	1,000.00	1,020.25	0.95	4.80

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
3

VONTOBEL FOREIGN OPPORTUNITIES FUND
KEY INVESTMENT TERMS (Unaudited)
September 30, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Brexit
A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 European Union Member States whether they have adopted the Euro or not.
European Union (“EU”)
The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.
Eurozone
The eurozone, officially called the euro area, is a monetary union of 19 member states of the European Union (EU) that have adopted the euro (€) as their primary currency and sole legal tender.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Gross Domestic Product (“GDP”)
The market value of all officially recognized final goods and services produced within a country in a given period.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
4

VONTOBEL FOREIGN OPPORTUNITIES FUND
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange.
5

Ticker Symbols:
Class A: JVIAX
Class C: JVICX
Class I: JVXIX
Class R6: VFOPX
Vontobel Foreign Opportunities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Vontobel Asset Management, Inc.
■	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 12.02%, Class C shares at NAV returned 11.26%, Class I shares at NAV returned 12.37%, and Class R6 shares at NAV returned 12.49%. For the same period, the MSCI All Country World ex USA Index (net), which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 3.00%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The MSCI All Country World ex USA Index (net) (the Index) was positive in the fiscal first quarter, negative in the second quarter, and positive in the fiscal third and fourth quarters.
The Index advanced 8.92% in the final three months of 2019. Following months of increasingly encouraging signals, the U.S. and China agreed to “phase one” of a trade deal, which cancelled new tariffs and rolled back some earlier levies. Around the same time, a resounding victory for the Conservative party in the British elections paved the way for the easy passage of Prime Minister Boris Johnson’s Brexit plan. The victory drove shares, sterling, and bond prices sharply higher. Easing geopolitical concerns, combined with improving economic factors, bolstered markets. Eurozone gross domestic product (GDP) growth beat expectations, although the rise was marginal. In China, GDP growth missed expectations, and industrial profits fell sharply in October of 2019. But figures released in December showed that profits had turned around, while manufacturing expanded at its fastest pace in three years. In contrast, the picture in India darkened as economic growth slowed. Stimulating growth was also a common concern in Latin America. Mexico unveiled a $43 billion infrastructure investment plan after revised figures showed that its economy had slipped into recession. On a positive note, in Brazil, President Jair Bolsonaro’s pension reform bill passed, spurring hopes of further reforms.
The fight to contain COVID-19 and its impact on the global economy dominated market movements in the first quarter of 2020. The Index returned -23.36% as global lockdown measures combined with an emerging oil price war to undermine investor confidence. As the quarter progressed, COVID-19 cases and resulting fatalities surged in European Union (EU) countries. The European Central Bank (ECB) unveiled plans to buy €750 billion of bonds and said it had “no limits” in its defense of the eurozone economy. Emerging markets endured declines similar to those in developed markets as the virus spread around the globe. China, first into the crisis, imposed stringent lockdowns, and activity slumped as a result. But toward the end of March, some green shoots began to appear as restrictions were eased. India imposed lockdown measures on short notice in March to slow the spread of the virus, putting pressure on the already slowing economy. In Latin America, the Brazilian and Mexican administrations drew criticism for their relaxed responses to the coronavirus crisis.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Vontobel Foreign Opportunities Fund (Continued)
The Index returned 16.12% in the second quarter of 2020 as investors looked past the deepening economic crisis. In Europe, stimulus measures flowed within member countries and across the EU. While the pace varied, European countries began reopening in the second half of the quarter, as they sought to kick-start their economies before the summer season. Emerging market (EM) equities followed a similar path to those of the developed markets, although EM countries showed a greater variation in policy response to the pandemic. The Chinese government implemented stimulus measures that were equivalent to more than 6% of nominal GDP. The Chinese economy continued to reopen, while other emerging markets, such as India and Brazil, remained in the thick of the pandemic. Late in the second quarter of 2020, Latin America became the epicenter of the COVID-19 pandemic. Brazil’s toll of infections and deaths became the world’s second highest, and the economy contracted. A similar spike in COVID-19 cases hampered Mexico’s attempt to reopen its economy.
International markets continued to advance in the third quarter of 2020, as investors were encouraged by the global monetary and fiscal response to the pandemic, the reopening of some economies, and accelerated vaccine development. The Index delivered a return of 6.25%. The relaxation of lockdown restrictions in Europe contributed to a spike in cases. However, governments took a more selective approach to managing the crisis, focusing on localized measures to limit the negative economic impact. As new COVID-19 cases in Europe soared into the thousands, China’s infection rate at the end of September remained lower, enabling the authorities to push ahead with reopening plans. China delivered GDP growth that, along with other measures, pointed to ongoing pickup in the third quarter. Infection rates and fatalities in India rose sharply as the country wrestled to impose lockdown restrictions on large parts of its migrant worker population. Its GDP contracted significantly, making it one of the worst-hit countries in the world. Latin America’s largest country also struggled with the practicality of fighting the virus, as well as the cost of minimizing its economic impact. Emergency cash handouts to Brazil’s poorest contributed to an improved outlook, but also fueled investor concerns that the government might abandon its spending cap. Mexico, already in recession before the impact of COVID-19, bucked the stimulus trend by sticking to tough austerity measures, leading to expectations of a slower rebound.
What factors affected the Fund’s performance during its fiscal year?
For the reporting period, the Fund outpaced its benchmark, the MSCI All Country World ex USA Index (net), for the 12 months ended September 30, 2020. The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the quarter. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.
Stocks that helped absolute performance
•	Alibaba Holdings reported strong results during the period. Overall growth was back to pre-COVID-19 levels, which was encouraging. Alibaba is the leading e-commerce platform operator in China, with a dominant market share in terms of overall gross merchandise volume (GMV). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers.
•	Techtronic is a manufacturer of power tools. The company owns popular brands in North America, Europe, and parts of Asia-Pacific. The company is known for high-quality products, specifically its cordless power tools. In 2020, Techtronic continued to report robust earnings growth despite the challenging macroeconomic backdrop. Key to Techtronic’s performance was a
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Vontobel Foreign Opportunities Fund (Continued)
strong financial position, which allowed it to weather a soft patch in demand and increase shelf space at key retailers.
•	Flutter Entertainment plc, Alimentation Couch NPV, and Mastercard Inc. also helped performance.
Stocks that hurt absolute performance
•	Griffols declined on concerns over COVID-19 disruption negatively impacting the collection of raw plasma. Grifols is a leading player in the structurally attractive blood plasma industry. Roughly 80% of the company’s sales come from plasma, followed by a smaller blood diagnostics business. We viewed the shortfall in plasma collections as temporary, and trends recovered steadily over the course of the summer. Therefore, we continued to hold the position as of the end of the fiscal year.
•	CAE’s stock price underperformed during the 12 months due to the negative impact of the pandemic on global air travel. CAE is the global leader in flying simulators, and in training for both commercial and military aircrafts. While the flight simulator business is cyclical, training is based on long-term contracts with high renewal rates. We sold the stock during the fiscal year.
•	IHS Markit Ltd., RELX plc, and Constellation Software also hurt absolute performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Past performance is not indicative of future results. Any performance results portrayed reflect the reinvestment of dividends and other earnings. Any companies described in this commentary may or may not currently represent a position in the subadviser’s client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities.
Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially.
In the event a company described in this commentary is a position in the subadviser’s client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Vontobel Foreign Opportunities Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Information Technology	20%
Industrials	19
Consumer Staples	18
Consumer Discretionary	17
Health Care	12
Communication Services	7
Materials	4
Other	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Vontobel Foreign Opportunities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	12.02%	9.20%	7.34%	— %	—
Class A shares at POP[3,4]	5.58	7.91	6.70	—	—
Class C shares at NAV[2] and with CDSC[4]	11.26	8.43	6.57	—	—
Class I shares at NAV[2]	12.37	9.51	7.63	—	—
Class R6 shares at NAV[2]	12.49	9.63	—	7.40	11/12/14
MSCI All Country World ex USA Index (net)[5]	3.00	6.23	4.00	3.26 [6]	—
MSCI EAFE® Index (net)[5]	0.49	5.26	4.62	3.19 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.44%, Net 1.39%; Class C shares: Gross 2.12%, Net 2.05%; Class I shares: Gross 1.13%, Net 1.07%; Class R6 shares: Gross 1.04%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Vontobel Foreign Opportunities Fund (Continued)

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The Fund changed its primary benchmark during the year to the MSCI All Country World ex USA Index. The Fund’s subadviser believes the MSCI All Country World ex USA Index better reflects the markets and securities in which the Fund is invested than the Fund’s previous benchmark, the MSCI EAFE® Index (net).
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through March 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
11

Vontobel Foreign Opportunities Fund
SCHEDULE OF INVESTMENTS September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.7%
Communication Services—6.9%
Cellnex Telecom SA 144A (Spain)(1)	363,322	$ 22,151
CTS Eventim AG & Co. KGaA (Germany)(2)	323,330	15,649
Tencent Holdings Ltd. (China)	287,693	19,432
Tencent Music Entertainment Group ADR (China)(2)	1,133,291	16,738
		73,970

Consumer Discretionary—16.5%
adidas AG (Germany)(2)	78,540	25,425
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	173,859	51,111
EssilorLuxottica SA (France)(2)	123,315	16,793
Ferrari NV (Italy)	110,763	20,343
Flutter Entertainment plc (Ireland)(2)	230,247	36,633
LVMH Moet Hennessy Louis Vuitton SE (France)	58,402	27,348
		177,653

Consumer Staples—17.0%
Alimentation Couche-Tard, Inc. Class B (Canada)	1,372,658	47,802
Asahi Group Holdings Ltd. (Japan)	639,000	22,271
Diageo plc (United Kingdom)	610,768	20,885
Mondelez International, Inc. Class A (United States)	389,329	22,367
Nestle S.A. Registered Shares (Switzerland)	315,296	37,429
Unilever NV (Netherlands)	540,277	32,623
		183,377

	Shares	Value

Financials—2.6%
London Stock Exchange Group plc (United Kingdom)	239,603	$ 27,442
Health Care—12.0%
Alcon, Inc. (Switzerland)(2)	505,982	28,731
Eurofins Scientific SE (Luxembourg)(2)	27,220	21,555
Grifols SA (Spain)	453,054	13,062
Hoya Corp. (Japan)	212,395	23,983
Medtronic plc (United States)	216,764	22,526
Sartorius Stedim Biotech (France)	56,587	19,545
		129,402

Industrials—18.9%
Ashtead Group plc (United Kingdom)	726,252	26,240
Canadian National Railway Co. (Canada)	304,424	32,421
IHS Markit Ltd. (United States)	244,399	19,188
IMCD NV (Netherlands)	200,414	23,874
Rentokil Initial plc (United Kingdom)(2)	2,478,319	17,128
Safran SA (France)(2)	132,352	13,103
Techtronic Industries Co., Ltd. (Hong Kong)	2,125,520	28,260
Teleperformance (France)	52,195	16,131
Wolters Kluwer NV (Netherlands)	314,758	26,881
		203,226

Information Technology—19.9%
Adyen NV 144A (Netherlands)(1)(2)	9,813	18,092
Constellation Software, Inc. (Canada)	30,479	33,869
Halma plc (United Kingdom)	1,067,301	32,295
Keyence Corp. (Japan)	34,780	16,259
See Notes to Financial Statements
12

Vontobel Foreign Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Information Technology—continued
Mastercard, Inc. Class A (United States)	112,973	$ 38,204
Obic Co. Ltd. (Japan)	109,880	19,324
SAP SE (Germany)	210,775	32,808
Tata Consultancy Services Ltd. (India)	676,501	22,888
		213,739

Materials—3.9%
Air Liquide SA (France)	139,071	22,094
Asian Paints Ltd. (India)	755,673	20,361
		42,455
Total Common Stocks (Identified Cost $712,343)		1,051,264
Total Long-Term Investments—97.7% (Identified Cost $712,343)		1,051,264
TOTAL INVESTMENTS—97.7% (Identified Cost $712,343)		$1,051,264
Other assets and liabilities, net—2.3%		24,651
NET ASSETS—100.0%		$1,075,915
Abbreviation:
ADR	American Depositary Receipt
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $40,243 or 3.7% of net assets.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United Kingdom	12%
France	11
Canada	11
United States	10
Netherlands	10
China	9
Japan	7
Other	30
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$1,051,264	$878,486	$172,778
Total Investments	$1,051,264	$878,486	$172,778
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
13

VONTOBEL FOREIGN OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES September 30, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value(1)	$ 1,051,264
Foreign currency at value(2)	113
Cash	22,974
Receivables
Fund shares sold	1,538
Dividends	821
Tax reclaims	2,098
Prepaid Trustees’ retainer	21
Prepaid expenses	37
Other assets	115
Total assets	1,078,981
Liabilities
Payables
Fund shares repurchased	1,350
Foreign capital gains tax	368
Investment advisory fees	742
Distribution and service fees	61
Administration and accounting fees	92
Transfer agent and sub-transfer agent fees and expenses	199
Professional fees	39
Trustee deferred compensation plan	115
Interest expense and/or commitment fees	2
Other accrued expenses	98
Total liabilities	3,066
Net Assets	$ 1,075,915
Net Assets Consist of:
Common stock $0.001 par value	$ 34
Capital paid in on shares of beneficial interest	689,214
Accumulated earnings (loss)	386,667
Net Assets	$ 1,075,915
Net Assets:
Class A	$ 176,146
Class C	$ 30,294
Class I	$ 784,711
Class R6	$ 84,764
Shares Outstanding (unlimited number of shares authorized, $0.001 par value):
Class A	5,547,704
Class C	989,289
Class I	24,719,890
Class R6	2,668,925
See Notes to Financial Statements
14

VONTOBEL FOREIGN OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
Net Asset Value and Redemption Price Per Share:
Class A	$ 31.75
Class C	$ 30.62
Class I	$ 31.74
Class R6	$ 31.76
Maximum Offering Price per Share (NAV/(1-5.75%*)):
Class A	$ 33.69
* Maximum sales charge
(1) Investment in securities at cost	$ 712,343
(2) Foreign currency at cost	$ 113

See Notes to Financial Statements
15

VONTOBEL FOREIGN OPPORTUNITIES FUND
STATEMENT OF OPERATIONS YEAR ENDED September 30, 2020
($ reported in thousands)
Investment Income
Dividends	$ 12,002
Security lending, net of fees	11
Foreign taxes withheld	(1,090)
Total investment income	10,923
Expenses
Investment advisory fees	8,823
Distribution and service fees, Class A	439
Distribution and service fees, Class C	353
Administration and accounting fees	1,092
Transfer agent fees and expenses	470
Sub-transfer agent fees and expenses, Class A	214
Sub-transfer agent fees and expenses, Class C	28
Sub-transfer agent fees and expenses, Class I	631
Custodian fees	21
Printing fees and expenses	59
Professional fees	65
Interest expense and/or commitment fees	6
Registration fees	80
Trustees’ fees and expenses	90
Miscellaneous expenses	131
Total expenses	12,502
Less net expenses reimbursed and/or waived by investment adviser(1)	(572)
Less low balance account fees	(1)
Net expenses	11,929
Net investment income (loss)	(1,006)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	72,216
Foreign currency transactions	(888)
Foreign capital gains tax	(402)
Net change in unrealized appreciation (depreciation) on:
Investments	45,947
Foreign currency transactions	198
Foreign capital gains tax	330
Net realized and unrealized gain (loss) on investments	117,401
Net increase (decrease) in net assets resulting from operations	$116,395

(1)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
16

VONTOBEL FOREIGN OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
(reported in thousands)
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (1,006)	$ 6,358
Net realized gain (loss)	70,926	71,201
Net change in unrealized appreciation (depreciation)	46,475	(24,882)
Increase (decrease) in net assets resulting from operations	116,395	52,677
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(13,501)	(32,698)
Class C	(2,849)	(11,388)
Class I	(57,692)	(145,852)
Class R6	(5,387)	(3,798)
Total Dividends and Distributions to Shareholders	(79,429)	(193,736)
Change in Net Assets from Capital Transactions
Shares sold and cross class conversions:
Class A (956 and 1,512 shares, respectively)	28,119	42,627
Class C (63 and 107 shares, respectively)	1,814	2,798
Class I (7,330 and 6,586 shares, respectively)	204,841	184,884
Class R6 (551 and 758 shares, respectively)	15,995	24,044
Net assets from merger(1):
Class R6 (— and 1,227 shares, respectively)	—	34,204
Reinvestment of distributions:
Class A (402 and 1,117 shares, respectively)	12,115	28,438
Class C (89 and 434 shares, respectively)	2,601	10,767
Class I (1,843 and 5,494 shares, respectively)	55,430	139,385
Class R6 (159 and 127 shares, respectively)	4,770	3,231
Shares repurchased and cross class conversions:
Class A ((1,927) and (2,631) shares, respectively)	(54,470)	(75,225)
Class C ((572) and (1,359) shares, respectively)	(15,942)	(37,018)
Class I ((9,486) and (15,432) shares, respectively)	(266,050)	(438,307)
Class R6 ((315) and (805) shares, respectively)	(9,125)	(25,427)
Increase (decrease) in net assets from capital transactions	(19,902)	(105,599)
Net increase (decrease) in net assets	17,064	(246,658)
Net Assets
Beginning of period	1,058,851	1,305,509
End of Period	$ 1,075,915	$ 1,058,851

(1)	See Note 11 in Notes to Financial Statements.
See Notes to Financial Statements
17

VONTOBEL FOREIGN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions

Class A
10/1/19 to 9/30/20	$30.44	(0.10)	3.64	3.54	(0.09)	(2.14)	(2.23)
10/1/18 to 9/30/19	34.62	0.11	1.25	1.36	(0.15)	(5.39)	(5.54)
10/1/17 to 9/30/18	33.95	0.10	0.64	0.74	(0.07)	—	(0.07)
10/1/16 to 9/30/17	29.62	0.09	4.42	4.51	(0.18)	—	(0.18)
10/1/15 to 9/30/16	27.21	0.19	2.47	2.66	(0.25)	—	(0.25)
Class C
10/1/19 to 9/30/20	$29.54	(0.29)	3.51	3.22	—	(2.14)	(2.14)
10/1/18 to 9/30/19	33.83	(0.10)	1.23	1.13	(0.03)	(5.39)	(5.42)
10/1/17 to 9/30/18	33.34	(0.14)	0.63	0.49	—	—	—
10/1/16 to 9/30/17	29.23	(0.11)	4.33	4.22	(0.11)	—	(0.11)
10/1/15 to 9/30/16	26.95	(0.02)	2.42	2.40	(0.12)	—	(0.12)
Class I
10/1/19 to 9/30/20	$30.43	— (9)	3.63	3.63	(0.18)	(2.14)	(2.32)
10/1/18 to 9/30/19	34.70	0.20	1.24	1.44	(0.32)	(5.39)	(5.71)
10/1/17 to 9/30/18	34.03	0.20	0.65	0.85	(0.18)	—	(0.18)
10/1/16 to 9/30/17	29.63	0.20	4.40	4.60	(0.20)	—	(0.20)
10/1/15 to 9/30/16	27.23	0.26	2.46	2.72	(0.32)	—	(0.32)
Class R6
10/1/19 to 9/30/20	$30.44	0.03	3.64	3.67	(0.21)	(2.14)	(2.35)
10/1/18 to 9/30/19	34.72	0.29	1.18	1.47	(0.36)	(5.39)	(5.75)
10/1/17 to 9/30/18	34.06	0.23	0.64	0.87	(0.21)	—	(0.21)
10/1/16 to 9/30/17	29.63	0.24	4.39	4.63	(0.20)	—	(0.20)
10/1/15 to 9/30/16	27.24	0.33	2.42	2.75	(0.36)	—	(0.36)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
18

VONTOBEL FOREIGN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate

1.31	$31.75	12.02%	$ 176,146	1.39%	1.43%	(0.35) %	63%
(4.18)	30.44	7.08	186,206	1.40 (6)	1.44	0.38	64
0.67	34.62	2.17	211,755	1.43	1.43	0.27	39
4.33	33.95	15.41 (7)	278,667	1.45 (7)	1.46	0.28 (7)	31
2.41	29.62	9.77	367,684	1.44 (8)	1.45	0.68	25

1.08	$30.62	11.26%	$ 30,294	2.05%	2.12%	(1.01) %	63%
(4.29)	29.54	6.40	41,638	2.07 (6)	2.13	(0.34)	64
0.49	33.83	1.47	75,379	2.10	2.10	(0.41)	39
4.11	33.34	14.55 (7)	93,166	2.19 (7)	2.20	(0.39) (7)	31
2.28	29.23	8.94	112,180	2.19 (8)	2.20	(0.06)	25

1.31	$31.74	12.37%	$ 784,711	1.07%	1.13%	(0.02) %	63%
(4.27)	30.43	7.43	761,809	1.08 (6)	1.13	0.68	64
0.67	34.70	2.48	984,802	1.12	1.12	0.57	39
4.40	34.03	15.69 (7)	1,062,609	1.19 (7)	1.20	0.64 (7)	31
2.40	29.63	10.05	958,835	1.19 (8)	1.20	0.90	25

1.32	$31.76	12.49%	$ 84,764	0.95%	1.04%	0.11%	63%
(4.28)	30.44	7.57	69,198	0.96 (6)	1.04	0.97	64
0.66	34.72	2.55	33,573	1.03	1.03	0.66	39
4.43	34.06	15.82 (7)	19,370	1.08 (7)	1.09	0.75 (7)	31
2.39	29.63	10.16	6,587	1.09 (8)	1.10	1.14	25

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
19

VONTOBEL FOREIGN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(6)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(7)	State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by less than 0.01%. Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return by less than 0.01%.
(8)	Net expense ratio includes extraordinary proxy expenses.
(9)	Amount is less than $0.005 per share.
See Notes to Financial Statements
20

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2020
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 22 funds of the Trust are offered for sale, of which the Vontobel Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee that the Fund will achieve its objective.
The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares.
Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain
21

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
expenses of the Fund. These fees are reflected as “Less low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For
22

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute
23

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Lending
The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of
24

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) that permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
0.85%	0.80%	0.75%
B.	Subadviser
Vontobel Asset Management, Inc. (the “Subadviser”) is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.
C.	Expense Limitation
The Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following percentages of the Fund’s average net asset values through March 31, 2021. Following the contractual period, the Adviser may discontinue this expense reimbursement arrangement at any time. The waivers and reimbursements are calculated daily and received monthly.

Class A	Class C	Class I	Class R6
1.39%	2.05%	1.07%	0.95%
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in
25

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
	2022	2023	Total
Class A	$ 58	$ 77	$ 135
Class C	32	25	57
Class I	383	415	798
Class R6	34	68	102

During the period ended September 30, 2020, the Adviser recaptured expenses previously waived as follows:
Class A	Class C	Total
$ 14	$ — *	$ 14
*	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2020, it retained net commissions of $4 for Class A shares and CDSC of $1 for Class C shares.
In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the following annual rates: 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.
26

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
For the period ended September 30, 2020, the Fund incurred administration fees totaling $992 which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2020, the Fund incurred transfer agent fees totaling $445 which are included in the Statement of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at September 30, 2020.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended September 30, 2020, were as follows:
Purchases	Sales
$636,845	$736,145
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2020.
Note 5. 10% Shareholders
As of September 30, 2020, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:
% of Shares Outstanding	Number of Accounts*
32%	1
*	The shareholders are not affiliated with Virtus.
Note 6. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
27

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 7.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 8. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At September 30, 2020, the Fund did not hold any securities that were restricted.
Note 9. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Fund and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The borrowings during the period ended September 30, 2020 by the Fund were as follows:
Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
$— *	$1,500	2.25%	3
*	Amount is less than $500.
28

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 10. Federal Income Tax Information
($ reported in thousands)
At September 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 716,112	$ 359,817	$ (24,665)	$ 335,152
For the period ended September 30, 2020, the Fund utilized losses of $724 deferred in prior years against current year capital gains.
Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2020, the Fund deferred qualified late year losses as follows:
Late Year Ordinary Losses Deferred
$ 508
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:
Undistributed Long-Term Capital Gains
$52,489
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
29

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2020 and 2019 was as follows:
	Year Ended	Year Ended
	2020	2019
Ordinary Income	$ 6,910	$ 9,326
Long-Term Capital Gains	72,519	184,410
Total	$79,429	$193,736
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2020, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:
Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
$ — (1)	$ —(1)
(1)	Amount is less than $500.
Note 11. Reorganization
($ reported in thousands)
On November 14, 2018, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Vontobel International Equity Institutional Fund (the “Merged Fund”), a series of Advisers Investment Trust, and Vontobel Foreign Opportunities Fund (the “Acquiring Fund”), a series of the Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to allow shareholders of the Merged Fund to own shares of a larger fund with a substantially similar investment objective and style as, and potentially deliver better value than, the Merged Fund. The acquisition was accomplished by a tax-free exchange of shares on March 22, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
30

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The share transactions associated with the merger are as follows:
Merged Fund	Shares Outstanding	Acquiring Fund	Shares Converted	Merged Fund Net Asset Value of Converted Shares
Vontobel International Equity Institutional Fund	Class I Shares 2,898,624	Vontobel Foreign Opportunities Fund . . . . . . . . . .	Class R6 Shares 1,227,250	$34,204
The net assets and net unrealized appreciation (depreciation) before the acquisition were as follows:
Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Vontobel International Equity Institutional Fund	$34,204	$4,066	Vontobel Foreign Opportunities Fund . . . . . . . . . .	$22,244
The net assets of Class R6 shares of the Acquiring Fund immediately following the acquisition were $56,448.
Assuming the acquisition had been completed on October 1, 2018, the Vontobel Foreign Opportunities Fund’s pro-forma results of operations for the period ended September 30, 2019 would have been as follows:
Net investment income (loss)	$6,402 (a)
Net realized and unrealized gain (loss) on investments	45,798 (b)
Net increase (decrease) in net assets resulting from operations	$52,200
(a) $6,358, as reported in the Statement of Operations, plus $44 net investment income from Vontobel International Equity Institutional Fund pre-merger.
(b) $46,319 as reported in the Statement of Operations, plus $(521) net realized and unrealized gain (loss) on investments from Vontobel International Equity Institutional Fund pre-merger.
Because the Merged Fund and Acquiring Fund have been managed as an integrated single Fund since the completion date it is not feasible to separate the income/(losses) and gains/(losses) of the merged Vontobel International Equity Institutional Fund that have been included in the acquiring Vontobel Foreign Opportunities Fund’s Statement of Operations since March 22, 2019.
31

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Fund, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Effective October 1, 2020, the Fund may loan portfolio securities under the securities lending program.
32

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Vontobel Foreign Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Vontobel Foreign Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
33

VONTOBEL FOREIGN OPPORTUNITIES FUND
TAX INFORMATION NOTICE (Unaudited)
September 30, 2020
For the fiscal year ended September 30, 2020, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
QDI	DRD	LTCG
100%	19%	$ 53,979
34

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk, which is the risk that the Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.
Assessment and management of the Fund’s liquidity risk under the Program takes into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 19-21, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Fund. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2016 68 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
36

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950 Served Since: 2016 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 68 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 68 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 72 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
37

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 68 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 68 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
38

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2020 68 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
39

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
40

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
41

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
42

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
43

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; and Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.
44

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8011	11-20

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

September 30, 2020
Virtus Newfleet Multi-Sector Short Term Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Newfleet Multi-Sector Short Term Bond Fund
(“Newfleet Multi-Sector Short Term Bond Fund”)
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO HOLDINGS  INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Newfleet Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2020.
We witnessed unprecedented events and stark changes during the past 12 months. The global economy, which experienced strong growth during the first five months of the fiscal year, was largely shut down in March of 2020 in response to the coronavirus pandemic. Markets reacted by declining sharply, leading policymakers to quickly introduce supportive monetary and fiscal measures. These proved effective, and many markets swiftly reversed course. In fact, the U.S. stock market erased its losses and reached a new high in August.
After this wild ride, most asset classes were able to post positive returns for the 12 months ended September 30, 2020. U.S. large-capitalization stocks returned 15.15%, as measured by the S&P 500® Index. Small-cap stocks lagged, but wound up in positive territory with a return of 0.39%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), were up 0.49% for the 12 months, trailing emerging markets, which gained 10.54%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing drove the yield on the 10-year Treasury to 0.69% at September 30, 2020, down sharply from 1.68% on September 30, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.98%. Non-investment grade bonds were up 3.25% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach in the midst of this turbulence, and remain focused on helping you achieve your long-term goals. While uncertainty may lie ahead, you can depend on us to continue investing your capital with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com.
On behalf of our investment managers, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
November 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
1

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Newfleet Multi-Sector Short Term Bond Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C1 shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,083.70	0.98%	$ 5.11
Class C	1,000.00	1,081.30	1.21	6.30
Class C1	1,000.00	1,078.80	1.71	8.89
Class I	1,000.00	1,082.60	0.72	3.75
Class R6	1,000.00	1,085.30	0.55	2.87

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
2

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,020.10	0.98%	$ 4.95
Class C	1,000.00	1,018.95	1.21	6.11
Class C1	1,000.00	1,016.45	1.71	8.62
Class I	1,000.00	1,021.40	0.72	3.64
Class R6	1,000.00	1,022.25	0.55	2.78

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
3

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
KEY INVESTMENT TERMS (Unaudited)
September 30, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index
The ICE BofAML 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated A1 through BBB3, inclusive (based on an average of Moody’s, S&P and Fitch), with a remaining term to final maturity less than 3 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
4

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yield Curve
A curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity.
5

Ticker Symbols:
Class A: NARAX
Class C: PSTCX
Class C1: PMSTX
Class I: PIMSX
Class R6: VMSSX
Newfleet Multi-Sector Short Term Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management, LLC
■	The Fund is diversified and has an investment objective of providing high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 3.10%, Class C shares at NAV returned 2.81%, Class C1 shares at NAV returned 2.31%, Class I shares at NAV returned 3.36%, and Class R6 shares at NAV returned 3.65%. For the same period, the ICE BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index, which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 4.34%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The 12-month period included a variety of market conditions, but the most influential were the emergence of a global pandemic, the associated economic and earnings fallout, and both the fiscal and monetary policy response.
In the final quarter of 2019, investors maintained their appetite for risk assets. Fixed income markets responded favorably to monetary easing by global central banks, positive developments on the trade front, and signs of stability in economic data. Geopolitical developments including trade,
Middle East tensions, and European politics, as well as central bank headlines, all continued to be significant market movers. During this period, spread sectors outperformed U.S. Treasuries, led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality. Within spread sectors, corporate credit outperformed securitized sectors such as commercial mortgage-backed securities and asset-backed securities.
In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-2009. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-10. The ultimate human and economic toll are still unknown, as the event continues to unfold, however, governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of the fiscal year were unambiguously negative for local, regional, and global economic growth. However, markets rebounded from the lows they reached during the second quarter of 2020.
The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March. Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Cheaper valuations and an active approach by both monetary and fiscal authorities proved a powerful combination, setting the stage for improved financial market performance off the March 2020 lows. We sought to take advantage of the market volatility by following the same investment approach we have implemented for close to three decades.
During the first quarter of 2020, U.S. Treasuries outperformed spread sectors. The

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Newfleet Multi-Sector Short Term Bond Fund (Continued)
underperformers were led by higher-volatility sectors such as corporate high yield, bank loans, and emerging market debt. In the six months since, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries led by those sectors that experienced the greatest degree of underperformance during the first quarter.
The Federal Reserve (the Fed) lowered its target interest rate three times during the 12-month period. On two separate occasions in March, in response to the pandemic, the Fed cut by a total of 1.25% to a range of 0–0.25%.
During the 12-month period, the Treasury yield curve steepened, shifting broadly lower, more so on the front end.
What factors affected the Fund’s performance during its fiscal year?
The outperformance of U.S. Treasuries relative to spread sectors was a driver of the Fund’s underperformance for the fiscal year ended September 30, 2020. Among fixed income sectors, the Fund’s allocations to and issue selection within corporate high yield and high yield bank loans detracted from performance.
The Fund’s allocations to and issue selection within non-agency residential mortgage-backed securities and corporate high-quality securities positively contributed to performance for the fiscal year. Issue selection within asset-backed securities and emerging market high yield was also beneficial during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Newfleet Multi-Sector Short Term Bond Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Corporate Bonds and Notes		34%
Financials	9%
Energy	4
Industrials	4
All other Corporate Bonds and Notes	17
Mortgage-Backed Securities		26
Asset-Backed Securities		23
Leveraged Loans		10
Foreign Government Securities		5
U.S. Government Securities		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Newfleet Multi-Sector Short Term Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	3.10%	3.14%	3.26%	— %	—
Class A shares at POP[3,4]	0.78	2.67	3.02	—	—
Class C shares at NAV[2] and with CDSC[4]	2.81	2.84	2.99	—	—
Class C1 shares at NAV[2] and with CDSC[4]	2.31	2.38	2.48	—	—
Class I shares at NAV[2]	3.36	3.35	3.49	—	—
Class R6 shares at NAV[2]	3.65	—	—	3.19	11/3/16
ICE BofA Merrill Lynch 1-3 Year A-BBB US Corporate Index	4.34	2.99	2.63	3.13 [5]	—
Fund Expense Ratios[6]: Class A shares: 0.98%; Class C shares: 1.21%; Class C1 shares: 1.72%; Class I shares: 0.72%; Class R6 shares: Gross 0.65%, Net 0.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Newfleet Multi-Sector Short Term Bond Fund (Continued)

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, Class C1 shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C1 shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through January 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS
September 30, 2020
($ reported in thousands)

	Par Value	Value
U.S. Government Securities—2.1%
U.S. Treasury Notes
0.125%, 5/31/22	$62,180	$ 62,165
1.250%, 8/31/24	25,160	26,173
0.250%, 5/31/25	14,905	14,903
1.500%, 2/15/30	19,910	21,475
Total U.S. Government Securities (Identified Cost $123,069)		124,716

Municipal Bond—0.1%
Virginia—0.1%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	4,455	4,598
Total Municipal Bond (Identified Cost $4,174)		4,598

Foreign Government Securities—4.6%
Arab Republic of Egypt
144A 5.750%, 5/29/24(1)	1,000	1,022
144A 5.875%, 6/11/25(1)	8,840	9,055
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(2)(3)	20,999	1,575
RegS 7.750%, 10/13/19(2)(3)	9,851	739
Dominican Republic
144A 6.875%, 1/29/26(1)	4,355	4,845
144A 5.950%, 1/25/27(1)	2,280	2,446
Federal Republic of Brazil
2.875%, 6/6/25	300	302
4.625%, 1/13/28	13,345	14,453
	Par Value	Value

Foreign Government Securities—continued
Federal Republic of Nigeria 144A 7.625%, 11/21/25(1)	$ 4,345	$ 4,519
Kingdom of Abu Dhabi 144A 2.125%, 9/30/24(1)	6,800	7,101
Kingdom of Saudi Arabia 144A 3.250%, 10/26/26(1)	10,800	11,744
Republic of Angola 144A 9.500%, 11/12/25(1)	1,950	1,692
Republic of Ghana 144A 7.875%, 3/26/27(1)	8,400	7,969
Republic of Indonesia
144A 3.375%, 4/15/23(1)	18,000	18,982
144A 5.875%, 1/15/24(1)	15,230	17,524
144A 4.125%, 1/15/25(1)	9,765	10,898
144A 4.750%, 1/8/26(1)	10,650	12,361
Republic of Kazakhstan 144A 5.125%, 7/21/25(1)	1,830	2,116
Republic of Kenya 144A 7.000%, 5/22/27(1)	5,500	5,393
Republic of Panama 3.875%, 3/17/28	15,600	17,667
Republic of Qatar 144A 3.250%, 6/2/26(1)	4,500	4,950
Republic of South Africa
5.875%, 9/16/25	3,225	3,447
4.850%, 9/27/27	8,645	8,520
Republic of Turkey
6.250%, 9/26/22	5,790	5,834
7.250%, 12/23/23	5,550	5,716
6.350%, 8/10/24	6,550	6,525
7.375%, 2/5/25	5,115	5,282
See Notes to Financial Statements
11

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Foreign Government Securities—continued
Russian Federation
RegS 4.875%, 9/16/23(3)	$ 5,200	$ 5,710
RegS 4.750%, 5/27/26(3)	11,800	13,523
Saudi Government International Bond
144A 4.000%, 4/17/25(1)	20,800	23,109
144A 2.500%, 2/3/27(1)	7,000	7,297
Ukraine Government 144A 7.750%, 9/1/25(1)	11,690	11,704
United Mexican States
4.150%, 3/28/27	7,800	8,666
Series M 6.500%, 6/9/22	250,769 MXN	11,714
Total Foreign Government Securities (Identified Cost $296,010)		274,400

Mortgage-Backed Securities—26.1%
Agency—1.6%
Federal National Mortgage Association
Pool #AD6058 4.000%, 8/1/25	2,374	2,518
Pool #AO5149 3.000%, 6/1/27	288	302
Pool #AS5927 3.000%, 10/1/30	9,883	10,368
Pool #AZ4794 3.000%, 10/1/30	16,604	17,456
Pool #890710 3.000%, 2/1/31	6,469	6,792
Pool #254549 6.000%, 12/1/32	16	19
Pool #695237 5.500%, 2/1/33	14	16
Pool #773385 5.500%, 5/1/34	120	141
	Par Value	Value

Agency—continued
Pool #725762 6.000%, 8/1/34	$ 94	$ 111
Pool #806318 5.500%, 11/1/34	127	140
Pool #806328 5.500%, 11/1/34	114	127
Pool #800267 5.500%, 12/1/34	24	27
Pool #808018 5.500%, 1/1/35	108	127
Pool #941322 6.000%, 7/1/37	6	7
Pool #889578 6.000%, 4/1/38	56	66
Pool #AC6992 5.000%, 12/1/39	1,783	2,054
Pool #AD3841 4.500%, 4/1/40	2,637	2,960
Pool #AD4224 5.000%, 8/1/40	2,897	3,338
Pool #AE4799 4.000%, 10/1/40	58	63
Pool #AH4009 4.000%, 3/1/41	2,430	2,677
Pool #AI2472 4.500%, 5/1/41	2,007	2,251
Pool #AS6515 4.000%, 1/1/46	5,869	6,356
Pool #AS9393 4.000%, 4/1/47	3,439	3,687
Pool #MA3692 3.500%, 7/1/49	9,709	10,225
Pool #CA4978 3.000%, 1/1/50	21,331	22,358
Government National Mortgage Association Pool #563381 6.500%, 11/15/31	14	16
		94,202

See Notes to Financial Statements
12

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—24.5%
Adjustable Rate Mortgage Trust 2005-1, 3A1 3.078%, 5/25/35(4)	$ 1,507	$ 1,512
Ajax Mortgage Loan Trust
2017-B, A 144A 3.163%, 9/25/56(1)(4)	6,702	6,682
2019-D, A1 144A 2.956%, 9/25/65(1)(4)	6,722	6,807
2018-C, A 144A 4.360%, 9/25/65(1)(4)	7,702	7,827
American Homes 4 Rent Trust 2015-SFR1, A 144A 3.467%, 4/17/52(1)	10,988	11,734
AMSR Trust
2020-SFR1, A 144A 1.819%, 4/17/37(1)	8,627	8,795
2020-SFR1, B 144A 2.120%, 4/17/37(1)	6,739	6,834
2020-SFR3, B 144A 1.806%, 9/17/37(1)	4,362	4,362
Angel Oak Mortgage Trust I LLC
2018-3, A1 144A 3.649%, 9/25/48(1)(4)	2,968	3,030
2019-2, A1 144A 3.628%, 3/25/49(1)(4)	4,758	4,864
Angel Oak Mortgage Trust LLC
2017-1, A3 144A 3.644%, 1/25/47(1)(4)	53	53
2017-3, A1 144A 2.708%, 11/25/47(1)(4)	831	832
2019-3, A1 144A 2.930%, 5/25/59(1)(4)	5,618	5,689
2020-6, A1 144A 1.261%, 5/25/65(1)(4)	7,167	7,166
2020-4, A1 144A 1.469%, 6/25/65(1)(4)	17,029	17,088
Arroyo Mortgage Trust
2018-1, A1 144A 3.763%, 4/25/48(1)(4)	25,864	26,374
	Par Value	Value

Non-Agency—continued
2019-1, A1 144A 3.805%, 1/25/49(1)(4)	$10,472	$10,803
2019-2, A1 144A 3.347%, 4/25/49(1)(4)	7,987	8,215
Banc of America Funding Trust
2004-B, 2A1 4.308%, 11/20/34(4)	244	256
2004-D, 5A1 3.778%, 1/25/35(4)	1,790	1,752
2005-1, 1A1 5.500%, 2/25/35	242	250
2006-2, 3A1 6.000%, 3/25/36	1,038	1,041
Banc of America Mortgage Trust 2005-3, 1A15 5.500%, 4/25/35	573	594
Bayview Koitere Fund Trust 2017-RT4, A 144A 3.500%, 7/28/57(1)(4)	4,926	5,101
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A 4.250%, 4/28/55(1)	8,108	8,470
2017-RT1, A1 144A 3.000%, 3/28/57(1)(4)	2,166	2,222
2017-SPL5, B1 144A 4.000%, 6/28/57(1)(4)	5,910	6,238
Bayview Opportunity Master Fund IVb Trust
2016-SPL2, B1 144A 4.250%, 6/28/53(1)(4)	5,822	6,108
2017-SPL4, A 144A 3.500%, 1/28/55(1)(4)	1,686	1,719
See Notes to Financial Statements
13

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
BBCMS Mortgage Trust 2018-TALL, A (1 month LIBOR + 0.722%) 144A 0.874%, 3/15/37(1)(4)	$ 5,490	$ 5,272
Bunker Hill Loan Depositary Trust 2019-2, A1 144A 2.879%, 7/25/49(1)(4)	5,999	6,158
BX Commercial Mortgage Trust
2019-XL, C (1 month LIBOR + 1.250%) 144A 1.402%, 10/15/36(1)(4)	7,400	7,379
2020-BXLP, D (1 month LIBOR + 1.250%) 144A 1.402%, 12/15/36(1)(4)	9,057	8,966
BX Trust
2018-GW, B (1 month LIBOR + 1.020%) 144A 1.172%, 5/15/35(1)(4)	19,910	18,862
2019-OC11, B 144A 3.605%, 12/9/41(1)	5,000	5,181
2019-OC11, D 144A 4.075%, 12/9/41(1)(4)	5,615	5,445
CF Hippolyta LLC 2020-1, A1 144A 1.690%, 7/15/60(1)	10,485	10,602
Chase Home Lending Mortgage Trust 2019-ATR1, A4 144A 4.000%, 4/25/49(1)(4)	3,766	3,788
CHC Commercial Mortgage Trust 2019-CHC, A (1 month LIBOR + 1.120%) 144A 1.272%, 6/15/34(1)(4)	17,564	16,738
CHL Mortgage Pass-Through Trust 2004-6, 1A2 3.459%, 5/25/34(4)	432	423
	Par Value	Value

Non-Agency—continued
Citigroup Commercial Mortgage Trust
2019-SST2, A (1 month LIBOR + 0.920%) 144A 1.072%, 12/15/36(1)(4)	$ 7,195	$ 7,068
2015-GC27, A4 2.878%, 2/10/48	8,835	9,295
Citigroup Mortgage Loan Trust, Inc.
2004-NCM2, 2CB2 6.750%, 8/25/34	6,087	6,721
2014-A, A 144A 4.000%, 1/25/35(1)(4)	3,237	3,404
2015-PS1, A1 144A 3.750%, 9/25/42(1)(4)	2,334	2,401
2019-IMC1, A1 144A 2.720%, 7/25/49(1)(4)	2,309	2,348
2015-A, A1 144A 3.500%, 6/25/58(1)(4)	708	726
2018-RP1, A1 144A 3.000%, 9/25/64(1)(4)	10,675	11,272
2019-RP1, A1 144A 3.500%, 1/25/66(1)(4)	11,168	11,934
COLT Mortgage Loan Trust Funding LLC
2020-1, A1 144A 2.488%, 2/25/50(1)(4)	12,767	12,906
2020-1R, A1 144A 1.255%, 9/25/65(1)(4)	4,500	4,500
CoreVest American Finance Trust
2017-1, A 144A 2.968%, 10/15/49(1)	2,773	2,827
2018-2, A 144A 4.026%, 11/15/52(1)	6,031	6,482
2020-1, A1 144A 1.832%, 3/15/50(1)	17,420	17,611
2020-3, A 144A 1.358%, 8/15/53(1)	8,525	8,511
Credit Suisse First Boston Mortgage Securities Corp.
2003-27, 5A3 5.250%, 11/25/33	159	162
See Notes to Financial Statements
14

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2003-AR30, 5A1 3.562%, 1/25/34(4)	$ 1,745	$ 1,768
2004-8, 7A1 6.000%, 12/25/34	2,886	3,043
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month LIBOR + 0.980%) 144A 1.132%, 5/15/36(1)(4)	27,050	27,017
Credit Suisse Mortgage Capital Trust
2013-HYB1, A16 144A 2.946%, 4/25/43(1)(4)	759	777
2014-IVR2, A2 144A 3.695%, 4/25/44(1)(4)	4,988	5,237
2018-RPL8, A1 144A 4.125%, 7/25/58(1)(4)	7,945	7,977
2020-RPL4, A1 144A 2.000%, 1/25/60(1)	15,000	15,481
2020-NQM1, A1 144A 1.208%, 5/25/65(1)(4)	12,560	12,560
Deephaven Residential Mortgage Trust
2017-1A, A1 144A 2.725%, 12/26/46(1)(4)	701	702
2017-1A, A2 144A 2.928%, 12/26/46(1)(4)	178	178
2017-2A, A1 144A 2.453%, 6/25/47(1)(4)	969	971
2017-2A, A2 144A 2.606%, 6/25/47(1)(4)	437	438
2017-3A, A3 144A 2.813%, 10/25/47(1)(4)	731	739
2018-2A, A1 144A 3.479%, 4/25/58(1)(4)	8,220	8,375
2018-3A, A1 144A 3.789%, 8/25/58(1)(4)	957	960
	Par Value	Value

Non-Agency—continued
2019-1A, A1 144A 3.743%, 1/25/59(1)(4)	$ 2,090	$ 2,111
Ellington Financial Mortgage Trust
2018-1, A1FX 144A 4.140%, 10/25/58(1)(4)	4,818	4,939
2019-2, A3 144A 3.046%, 11/25/59(1)(4)	5,704	5,800
2020-1, A1 144A 2.006%, 5/25/65(1)(4)	10,417	10,540
Exantas Capital Corp. 2020-RSO8, A (1 month LIBOR + 1.150%) 144A 1.301%, 3/15/35(1)(4)	12,380	12,215
FirstKey Homes Trust 2020-SFR1, B 144A 1.740%, 9/17/25(1)	5,280	5,276
Galton Funding Mortgage Trust
2017-1, A21 144A 3.500%, 7/25/56(1)(4)	6,836	7,022
2018-1, A23 144A 3.500%, 11/25/57(1)(4)	4,671	4,809
2018-2, A41 144A 4.500%, 10/25/58(1)(4)	4,389	4,485
2019-H1, A1 144A 2.657%, 10/25/59(1)(4)	7,271	7,414
2020-H1, A1 144A 2.310%, 1/25/60(1)(4)	27,720	28,245
GCAT LLC 2019-NQM1, A1 144A 2.985%, 2/25/59(1)(4)	9,445	9,591
Goldman Sachs Mortgage Securities Trust 2012-ALOH, A 144A 3.551%, 4/10/34(1)	12,721	12,823
GS Mortgage Securities Trust 2020-GC45, AS 3.173%, 2/13/53(4)	4,075	4,543
See Notes to Financial Statements
15

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(1)	$22,020	$21,989
Homeward Opportunities Fund I Trust
2018-1, A1 144A 3.766%, 6/25/48(1)(4)	9,249	9,280
2018-2, A1 144A 3.985%, 11/25/58(1)(4)	8,212	8,505
2019-3, A1 144A 2.675%, 11/25/59(1)(4)	16,186	16,413
IMC Home Equity Loan Trust 1997-5, A9 7.310%, 11/20/28	1,201	1,208
JPMorgan Chase Commercial Mortgage Securities Trust
2011-C4, A4 144A 4.388%, 7/15/46(1)	1,483	1,499
2015-C31, AS 4.106%, 8/15/48	4,670	5,187
JPMorgan Chase Mortgage Trust
2014-2, AM 144A 3.348%, 6/25/29(1)(4)	2,364	2,396
2014-2, 2A2 144A 3.500%, 6/25/29(1)(4)	3,798	3,879
2014-5, B1 144A 2.946%, 10/25/29(1)(4)	1,882	1,893
2014-5, B2 144A 2.946%, 10/25/29(1)(4)	886	885
2006-A2, 4A1 3.076%, 8/25/34(4)	423	432
2005-A2, 4A1 3.106%, 4/25/35(4)	348	340
2006-A6, 3A3L 2.985%, 10/25/36(4)	538	455
2014-1, 2A12 144A 3.500%, 1/25/44(1)(4)	2,380	2,473
2015-1, AM1 144A 2.146%, 12/25/44(1)(4)	3,199	3,232
	Par Value	Value

Non-Agency—continued
2016-SH1, M2 144A 3.750%, 4/25/45(1)(4)	$ 7,234	$ 7,322
2015-5, A2 144A 2.633%, 5/25/45(1)(4)	3,920	4,040
2016-SH2, M2 144A 3.750%, 12/25/45(1)(4)	9,839	10,146
2017-3, 2A2 144A 2.500%, 8/25/47(1)(4)	5,492	5,624
2017-5, A1 144A 3.128%, 10/26/48(1)(4)	18,836	19,201
JPMorgan Chase WaMu Mortgage Pass-Through Certificates Trust
2003-AR6, A1 3.108%, 6/25/33(4)	274	276
2004-CB1, 2A 5.000%, 6/25/34	736	762
KNDL Mortgage Trust 2019-KNSQ, A (1 month LIBOR + 0.800%) 144A 0.952%, 5/15/36(1)(4)	5,740	5,742
LHOME Mortgage Trust 2019-RTL1, A1 144A 4.580%, 10/25/23(1)(4)	18,755	19,040
MASTR Alternative Loan Trust
2003-8, 2A1 5.750%, 11/25/33	2,040	2,115
2004-4, 6A1 5.500%, 4/25/34	1,305	1,354
2004-7, 9A1 6.000%, 8/25/34	6,435	6,758
2005-2, 2A1 6.000%, 1/25/35	1,837	1,970
2005-2, 1A1 6.500%, 3/25/35	4,361	4,561
See Notes to Financial Statements
16

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Mello Warehouse Securitization Trust 2019-1, C (1 month LIBOR + 1.200%) 144A 1.348%, 6/25/52(1)(4)	$18,395	$18,358
MetLife Securitization Trust
2017-1A, M1 144A 3.645%, 4/25/55(1)(4)	7,930	8,397
2019-1A, A1A 144A 3.750%, 4/25/58(1)(4)	9,901	10,616
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(1)(4)	12,131	13,207
Morgan Stanley - Bank of America (Merrill Lynch) Trust 2013-C13, AS 4.266%, 11/15/46	1,735	1,878
Morgan Stanley Capital Barclays Bank Trust 2016-MART, A 144A 2.200%, 9/13/31(1)	14,805	14,763
Morgan Stanley Capital I Trust 2017-CLS, A (1 month LIBOR + 0.700%) 144A 0.852%, 11/15/34(1)(4)	11,154	11,118
Morgan Stanley Mortgage Loan Trust 2004-2AR, 3A 3.307%, 2/25/34(4)	502	509
Morgan Stanley Residential Mortgage Loan Trust 2014-1A, B2 144A 2.709%, 6/25/44(1)(4)	4,017	4,154
	Par Value	Value

Non-Agency—continued
Motel 6 Trust 2017-MTL6, A (1 month LIBOR + 0.920%) 144A 1.072%, 8/15/34(1)(4)	$ 3,953	$ 3,884
National City Mortgage Capital Trust 2008-1, 2A1 6.000%, 3/25/38	546	558
New Residential Mortgage Loan Trust
2016-2A, A1 144A 3.750%, 11/26/35(1)(4)	8,198	8,855
2018-NQM1, A1 144A 3.986%, 11/25/48(1)(4)	3,961	4,062
2019-NQM1, A1 144A 3.675%, 1/25/49(1)(4)	1,871	1,905
2014-1A, A 144A 3.750%, 1/25/54(1)(4)	6,767	7,289
2014-2A, A3 144A 3.750%, 5/25/54(1)(4)	630	681
2014-3A, AFX3 144A 3.750%, 11/25/54(1)(4)	5,386	5,763
2015-2A, A1 144A 3.750%, 8/25/55(1)(4)	6,320	6,836
2016-1A, A1 144A 3.750%, 3/25/56(1)(4)	3,523	3,778
2016-3A, A1 144A 3.750%, 9/25/56(1)(4)	4,027	4,335
2016-4A, A1 144A 3.750%, 11/25/56(1)(4)	5,079	5,459
2017-2A, A3 144A 4.000%, 3/25/57(1)(4)	14,122	15,275
2018-1A, A1A 144A 4.000%, 12/25/57(1)(4)	13,778	14,872
2018-2A, A1 144A 4.500%, 2/25/58(1)(4)	13,255	14,454
2020-1A, A1B 144A 3.500%, 10/25/59(1)(4)	7,586	8,111
See Notes to Financial Statements
17

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2020-NPL2, A1 144A 3.228%, 8/25/60(1)(4)	$ 3,979	$ 3,980
NovaStar Mortgage Funding Trust 2004-4, M5 (1 month LIBOR + 1.725%) 1.873%, 3/25/35(4)	1,047	1,054
OBX Trust
2019-INV1, A3 144A 4.500%, 11/25/48(1)(4)	5,012	5,220
2018-1, A2 (1 month LIBOR + 0.650%) 144A 0.798%, 6/25/57(1)(4)	3,129	3,124
2018-EXP2, 1A1 144A 4.000%, 7/25/58(1)(4)	7,934	8,067
2019-EXP3, 1A8 144A 3.500%, 10/25/59(1)(4)	5,197	5,335
Preston Ridge Partners Mortgage LLC
2019-1A, A1 144A 4.500%, 1/25/24(1)(4)	16,480	16,606
2020-2, A1 144A 3.671%, 8/25/25(1)(4)	5,357	5,357
2020-3, A1 144A 2.857%, 9/25/25(1)	11,242	11,242
Pretium Mortgage Credit Partners I LLC 2019-NPL3, A1 144A 3.105%, 7/27/59(1)(4)	9,561	9,570
Progress Residential Trust
2020-SFR3, A 144A 1.294%, 10/17/27(1)	3,655	3,651
2017-SFR1, B 144A 3.017%, 8/17/34(1)	4,000	4,046
2018-SFR1, A 144A 3.255%, 3/17/35(1)	3,146	3,172
	Par Value	Value

Non-Agency—continued
2018-SFR1, B 144A 3.484%, 3/17/35(1)	$ 2,515	$ 2,538
2018-SFR2, B 144A 3.841%, 8/17/35(1)	9,350	9,544
2019-SFR2, A 144A 3.147%, 5/17/36(1)	16,427	16,967
2019-SFR3, B 144A 2.571%, 9/17/36(1)	10,340	10,542
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(1)(4)	8,651	8,939
PRPM LLC 2019-3A, A1 144A 3.351%, 7/25/24(1)(4)	5,354	5,338
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(1)(4)	15,901	16,385
RCO V Mortgage LLC 2019-2, A1 144A 3.475%, 11/25/24(1)(4)	11,637	11,610
Residential Asset Mortgage Products Trust
2004-SL2, A3 7.000%, 10/25/31	827	872
2004-SL1, A8 6.500%, 11/25/31	1,181	1,151
Residential Asset Securitization Trust
2003-A11, A9 5.750%, 11/25/33	1,505	1,600
2004-A1, A5 5.500%, 4/25/34	5,820	6,050
Residential Mortgage Loan Trust
2020-1, A1 144A 2.376%, 2/25/24(1)(4)	8,025	8,140
2019-1, A1 144A 3.936%, 10/25/58(1)(4)	3,766	3,816
2019-2, A1 144A 2.913%, 5/25/59(1)(4)	8,142	8,287
SBA Tower Trust 144A 1.884%, 1/15/26(1)	1,785	1,824
See Notes to Financial Statements
18

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Seasoned Credit Risk Transfer Trust 2016-1, M1 144A 3.000%, 9/25/55(1)(4)	$ 5,691	$ 5,676
Sequoia Mortgage Trust 2013-8, B1 3.514%, 6/25/43(4)	4,746	4,854
SG Residential Mortgage Trust 2019-3, A1 144A 2.703%, 9/25/59(1)(4)	8,694	8,791
Spruce Hill Mortgage Loan Trust
2019-SH1, A1 144A 3.395%, 4/29/49(1)(4)	2,802	2,832
2020-SH1, A1 144A 2.521%, 1/28/50(1)(4)	5,902	5,963
Starwood Mortgage Residential Trust
2018-IMC1, A1 144A 3.793%, 3/25/48(1)(4)	1,953	1,964
2019-IMC1, A1 144A 3.468%, 2/25/49(1)(4)	15,339	15,716
2020-1, A1 144A 2.275%, 2/25/50(1)(4)	6,111	6,222
Starwood Waypoint Homes Trust 2017-1, A (1 month LIBOR + 0.950%) 144A 1.102%, 1/17/35(1)(4)	15,656	15,638
Structured Adjustable Rate Mortgage Loan Trust 2004-14, 7A 3.087%, 10/25/34(4)	3,310	3,327
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates 2003-34A, 6A 3.462%, 11/25/33(4)	1,181	1,134
	Par Value	Value

Non-Agency—continued
Sutherland Commercial Mortgage Loans 2017-SBC6, A 144A 3.192%, 5/25/37(1)(4)	$ 2,004	$ 1,991
Towd Point Mortgage Trust
2015-3, A1B 144A 3.000%, 3/25/54(1)(4)	650	654
2015-5, A2 144A 3.500%, 5/25/55(1)(4)	3,901	4,049
2017-1, M1 144A 3.750%, 10/25/56(1)(4)	3,665	3,997
2017-6, A2 144A 3.000%, 10/25/57(1)(4)	7,235	7,688
2018-SJ1, A1 144A 4.000%, 10/25/58(1)(4)	2,789	2,817
2015-2, 1M1 144A 3.250%, 11/25/60(1)(4)	8,448	8,892
Towd Point Trust 2019-HE1, A1 (1 month LIBOR + 0.900%) 144A 1.048%, 4/25/48(1)(4)	15,491	15,432
Tricon American Homes Trust
2016-SFR1, C 144A 3.487%, 11/17/33(1)	4,640	4,661
2017-SFR1, A 144A 2.716%, 9/17/34(1)	10,468	10,652
TVC Mortgage Trust 2020-RTL1, A1 144A 3.474%, 9/25/24(1)	7,960	8,103
UBS Commercial Mortgage Trust 2012-C1, D 144A 5.755%, 5/10/45(1)(4)	7,206	5,298
VCAT LLC
2019-NPL2, A1 144A 3.573%, 11/25/49(1)(4)	12,702	12,674
See Notes to Financial Statements
19

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2020-NPL1, A1 144A 3.671%, 8/25/50(1)(4)	$ 8,695	$ 8,691
Velocity Commercial Capital Loan Trust
2017-1, AFX 144A 3.000%, 5/25/47(1)(4)	367	367
2020-1, AFX 144A 2.610%, 2/25/50(1)(4)	12,243	12,393
Vericrest Opportunity Loan Trust
2019-NPL2, A1 144A 3.967%, 2/25/49(1)(4)	7,746	7,752
2020-NPL2, A1A 144A 2.981%, 2/25/50(1)(4)	12,037	12,038
Vericrest Opportunity Loan Trust LXXXIII LLC 2019-NPL9, A1A 144A 3.327%, 11/26/49(1)(4)	8,664	8,685
Vericrest Opportunity Loan Trust LXXXV LLC 2020-NPL1, A1A 144A 3.228%, 1/25/50(1)(4)	9,567	9,585
Verus Securitization Trust
2017-1A, A1 144A 2.853%, 1/25/47(1)(4)	1,158	1,160
2018-INV1, A3 144A 4.052%, 3/25/58(1)(4)	2,124	2,132
2018-2, A1 144A 3.677%, 6/1/58(1)(4)	20,773	21,062
2018-2, B1 144A 4.426%, 6/1/58(1)(4)	4,975	5,162
2018-3, A1 144A 4.108%, 10/25/58(1)(4)	7,023	7,195
2019-2, A1 144A 3.211%, 5/25/59(1)(4)	12,496	12,777
2019-INV2, A1 144A 2.913%, 7/25/59(1)(4)	5,718	5,848
	Par Value	Value

Non-Agency—continued
2019-INV1, A1 144A 3.402%, 12/25/59(1)(4)	$ 9,685	$ 9,938
2020-1, A1 144A 2.417%, 1/25/60(1)(4)	11,754	12,003
2020-4, A1 144A 1.502%, 5/25/65(1)(4)	20,346	20,421
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	6,689	6,867
Wells Fargo Mortgage Backed Securities Trust
2004-U, A1 3.664%, 10/25/34(4)	286	284
2020-4, A1 144A 3.000%, 7/25/50(1)(4)	8,081	8,346
		1,459,288
Total Mortgage-Backed Securities (Identified Cost $1,529,547)		1,553,490

Asset-Backed Securities—22.8%
Auto Floor Plan—0.3%
NextGear Floorplan Master Owner Trust
2017-2A, A2 144A 2.560%, 10/17/22(1)	12,410	12,417
2018-1A, A2 144A 3.220%, 2/15/23(1)	4,420	4,460
		16,877

Automobiles—11.8%
ACC Trust
2019-1, A 144A 3.750%, 5/20/22(1)	4,406	4,436
2019-1, B 144A 4.470%, 10/20/22(1)	3,355	3,362
2019-2, A 144A 2.820%, 2/21/23(1)	2,128	2,141
2019-2, B 144A 3.630%, 8/21/23(1)	8,030	8,092
See Notes to Financial Statements
20

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
2020-A, A 144A 6.000%, 3/20/23(1)	$ 4,454	$ 4,577
American Credit Acceptance Receivables Trust
2018-1, C 144A 3.550%, 4/10/24(1)	845	846
2018-3, C 144A 3.750%, 10/15/24(1)	3,522	3,551
2018-4, C 144A 3.970%, 1/13/25(1)	2,262	2,294
2019-1, C 144A 3.500%, 4/14/25(1)	8,800	8,994
2019-2, C 144A 3.170%, 6/12/25(1)	12,600	12,821
AmeriCredit Automobile Receivables Trust
2017-1, C 2.710%, 8/18/22	4,530	4,568
2018-1, D 3.820%, 3/18/24	8,090	8,509
2019-1, C 3.360%, 2/18/25	8,800	9,286
Avid Automobile Receivables Trust
2018-1, A 144A 2.840%, 8/15/23(1)	199	199
2018-1, B 144A 3.850%, 7/15/24(1)	4,000	4,036
2019-1, C 144A 3.140%, 7/15/26(1)	3,180	3,258
Avis Budget Rental Car Funding LLC
(AESOP) 2017-1A, A 144A 3.070%, 9/20/23(1)	2,260	2,313
(AESOP) 2019-3A, A 144A 2.360%, 3/20/26(1)	8,205	8,378
(AESOP) 2020-1A, A 144A 2.330%, 8/20/26(1)	8,025	8,264
(AESOP) 2020-2A, A 144A 2.020%, 2/20/27(1)	9,980	10,067
	Par Value	Value

Automobiles—continued
California Republic Auto Receivables Trust 2017-1, B 2.910%, 12/15/22	$ 7,000	$ 7,087
Capital Auto Receivables Asset Trust
2017-1, C 144A 2.700%, 9/20/22(1)	3,630	3,687
2017-1, D 144A 3.150%, 2/20/25(1)	1,980	2,020
Carnow Auto Receivables Trust 2019-1A, D 144A 4.620%, 12/16/24(1)	4,140	4,210
CarNow Auto Receivables Trust 2020-1A, B 144A 2.710%, 7/17/23(1)	3,320	3,347
Carvana Auto Receivables Trust
2019-1A, D 144A 3.880%, 10/15/24(1)	6,620	6,849
2019-2A, D 144A 3.280%, 1/15/25(1)	8,750	8,977
2019-3A, C 144A 2.710%, 10/15/24(1)	6,990	7,173
2019-3A, D 144A 3.040%, 4/15/25(1)	1,840	1,882
2020-N1A, D 144A 3.430%, 1/15/26(1)	11,730	12,171
CIG Auto Receivables Trust
2020-1A, D 144A 2.350%, 1/12/26(1)	7,310	7,305
2020-1A, E 144A 4.430%, 2/12/27(1)	2,415	2,414
CPS Auto Receivables Trust
2018-C, D 144A 4.400%, 6/17/24(1)	1,440	1,491
2020-A, C 144A 2.540%, 12/15/25(1)	4,200	4,279
2020-C, C 144A 1.710%, 8/17/26(1)	3,995	4,003
See Notes to Financial Statements
21

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
Credit Acceptance Auto Loan Trust
2018-1A, A 144A 3.010%, 2/16/27(1)	$ 3,080	$ 3,092
2018-2A, B 144A 3.940%, 7/15/27(1)	5,500	5,647
2019-1A, A 144A 3.330%, 2/15/28(1)	3,375	3,457
2019-3A, B 144A 2.860%, 1/16/29(1)	10,550	10,981
2020-1A, B 144A 2.390%, 4/16/29(1)	4,650	4,721
Drive Auto Receivables Trust
2018-4, D 4.090%, 1/15/26	13,505	14,104
2019-3, C 2.900%, 8/15/25	8,240	8,505
2019-4, C 2.510%, 11/17/25	6,410	6,559
DT Auto Owner Trust
2017-1A, D 144A 3.550%, 11/15/22(1)	1,815	1,822
2018-1A, C 144A 3.470%, 12/15/23(1)	1,797	1,801
2019-1A, C 144A 3.610%, 11/15/24(1)	3,900	4,000
2019-2A, B 144A 2.990%, 4/17/23(1)	2,840	2,877
2019-2A, C 144A 3.180%, 2/18/25(1)	3,655	3,739
2019-4A, C 144A 2.730%, 7/15/25(1)	13,370	13,733
Exeter Automobile Receivables Trust
2017-3A, B 144A 2.810%, 9/15/22(1)	3,534	3,543
2018-2A, C 144A 3.690%, 3/15/23(1)	3,997	4,029
2018-3A, C 144A 3.710%, 6/15/23(1)	6,381	6,458
2018-4A, D 144A 4.350%, 9/16/24(1)	13,444	14,104
2019-1A, D 144A 4.130%, 12/16/24(1)	14,555	15,213
2019-2A, C 144A 3.300%, 3/15/24(1)	6,775	6,969
	Par Value	Value

Automobiles—continued
2019-3A, C 144A 2.790%, 5/15/24(1)	$ 4,580	$ 4,678
2019-4A, C 144A 2.440%, 9/16/24(1)	5,020	5,126
2020-1A, D 144A 2.730%, 12/15/25(1)	8,775	9,003
FHF Trust 2020-1A, A 144A 2.590%, 12/15/23(1)	15,678	15,745
First Investors Auto Owner Trust
2017-1A, D 144A 3.600%, 4/17/23(1)	2,057	2,091
2019-1A, C 144A 3.260%, 3/17/25(1)	4,690	4,862
Flagship Credit Auto Trust
2016-3, D 144A 3.890%, 11/15/22(1)	4,990	5,079
2017-1, C 144A 3.220%, 5/15/23(1)	3,444	3,460
2019-2, C 144A 3.090%, 5/15/25(1)	2,360	2,456
2020-1, C 144A 2.240%, 1/15/26(1)	12,300	12,574
2020-3, C 144A 1.730%, 9/15/26(1)	3,490	3,558
Foursight Capital Automobile Receivables Trust
2017-1, B 144A 3.050%, 12/15/22(1)	6,800	6,833
2017-1, C 144A 3.470%, 12/15/22(1)	4,458	4,496
2018-1, D 144A 4.190%, 11/15/23(1)	1,630	1,687
2018-2, D 144A 4.330%, 7/15/24(1)	4,650	4,890
GLS Auto Receivables Issuer Trust
2019-2A, A 144A 3.060%, 4/17/23(1)	2,760	2,786
2019-2A, B 144A 3.320%, 3/15/24(1)	12,130	12,486
2019-3A, B 144A 2.720%, 6/17/24(1)	3,495	3,579
See Notes to Financial Statements
22

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
2019-3A, D 144A 3.840%, 5/15/26(1)	$ 3,000	$ 3,047
2019-4A, B 144A 2.780%, 9/16/24(1)	9,835	10,106
2019-4A, C 144A 3.060%, 8/15/25(1)	14,775	15,135
2019-4A, D 144A 4.090%, 8/17/26(1)	3,500	3,553
2020-2A, B 144A 3.160%, 6/16/25(1)	2,560	2,675
2020-3A, D 144A 2.270%, 5/15/26(1)	11,735	11,824
2020-3A, E 144A 4.310%, 7/15/27(1)	1,130	1,163
GLS Auto Receivables Trust
2017-1A, C 144A 3.500%, 7/15/22(1)	8,110	8,158
2018-1A, A 144A 2.820%, 7/15/22(1)	249	250
2018-1A, B 144A 3.520%, 8/15/23(1)	14,475	14,700
2018-3A, B 144A 3.780%, 8/15/23(1)	2,500	2,544
2018-3A, C 144A 4.180%, 7/15/24(1)	4,740	4,938
Hertz Vehicle Financing II LP
2015-3A, A 144A 2.670%, 9/25/21(1)	10,574	10,615
2016-4A, A 144A 2.650%, 7/25/22(1)	4,635	4,642
2018-1A, A 144A 3.290%, 2/25/24(1)	2,525	2,532
2019-1A, A 144A 3.710%, 3/25/23(1)	4,691	4,699
Hyundai Auto Receivables Trust 2017-B, B 2.230%, 2/15/23	3,560	3,606
OneMain Direct Auto Receivables Trust 2018-1A, C 144A 3.850%, 10/14/25(1)	11,840	12,150
	Par Value	Value

Automobiles—continued
Prestige Auto Receivables Trust
2017-1A, C 144A 2.810%, 1/17/23(1)	$ 6,478	$ 6,531
2018-1A, D 144A 4.140%, 10/15/24(1)	3,785	3,899
2019-1A, D 144A 3.010%, 8/15/25(1)	7,060	7,269
Santander Drive Auto Receivables Trust
2017-3, C 2.760%, 12/15/22	1,381	1,387
2018-2, C 3.350%, 7/17/23	10,135	10,253
Skopos Auto Receivables Trust 2019-1A, C 144A 3.630%, 9/16/24(1)	3,695	3,752
TCF Auto Receivables Owner Trust 2016-PT1A, C 144A 3.210%, 1/17/23(1)	10,900	10,959
Tesla Auto Lease Trust
2018-B, B 144A 4.120%, 10/20/21(1)	2,410	2,464
2018-B, C 144A 4.360%, 10/20/21(1)	3,250	3,334
2020-A, C 144A 1.680%, 2/20/24(1)	3,045	3,075
Tidewater Auto Receivables Trust
2018-AA, B 144A 3.450%, 11/15/24(1)	1,332	1,336
2020-AA, C 144A 1.910%, 9/15/26(1)	10,470	10,588
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(1)	1,270	1,273
United Auto Credit Securitization Trust
2019-1, D 144A 3.470%, 8/12/24(1)	15,480	15,798
See Notes to Financial Statements
23

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Automobiles—continued
2019-1, E 144A 4.290%, 8/12/24(1)	$ 4,605	$ 4,685
2020-1, C 144A 2.150%, 2/10/25(1)	3,990	4,042
US Auto Funding LLC 2019-1A, B 144A 3.990%, 12/15/22(1)	9,370	9,491
USASF Receivables LLC
2020-1A, B 144A 3.220%, 5/15/24(1)	8,165	8,249
2020-1A, C 144A 5.940%, 8/15/24(1)	1,685	1,713
Veros Automobile Receivables Trust
2018-1, B 144A 4.050%, 2/15/24(1)	1,901	1,906
2020-1, B 144A 2.190%, 6/16/25(1)	13,745	13,787
Westlake Automobile Receivables Trust
2018-2A, D 144A 4.000%, 1/16/24(1)	10,000	10,226
2018-3A, C 144A 3.610%, 10/16/23(1)	1,350	1,369
2018-3A, D 144A 4.000%, 10/16/23(1)	10,900	11,251
2020-2A, C 144A 2.010%, 7/15/25(1)	10,355	10,504
		703,108

Consumer Loans—0.4%
Lendmark Funding Trust 2019-2A, A 144A 2.780%, 4/20/28(1)	8,000	8,088
LL ABS Trust 2020-1A, A 144A 2.330%, 1/17/28(1)	4,680	4,680
	Par Value	Value

Consumer Loans—continued
Marlette Funding Trust 2019-4A, A 144A 2.390%, 12/17/29(1)	$ 4,228	$ 4,268
Prosper Marketplace Issuance Trust Series 2019-4A, A 144A 2.480%, 2/17/26(1)	2,791	2,803
Upstart Securitization Trust 2019-3, A 144A 2.684%, 1/21/30(1)	1,990	2,006
		21,845

Credit Card—0.5%
Fair Square Issuance Trust 2020-AA, A 144A 2.900%, 9/20/24(1)	25,795	25,797
Genesis Sales Finance Master Trust 2019-AA, A 144A 4.680%, 8/20/23(1)	4,600	4,624
		30,421

Equipment—0.7%
Amur Equipment Finance Receivables VIII LLC 2020-1A, C 144A 3.060%, 4/20/26(1)	2,300	2,334
BCC Funding Corp. XVI LLC 2019-1A, B 144A 2.640%, 9/20/24(1)	8,410	8,467
CLI Funding VI LLC 2020-1A, A 144A 2.080%, 9/18/45(1)	10,055	10,051
See Notes to Financial Statements
24

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Equipment—continued
NMEF Funding LLC 2019-A, B 144A 3.060%, 8/17/26(1)	$ 5,620	$ 5,684
Pawnee Equipment Receivables Series LLC
2019-1, B 144A 2.520%, 10/15/24(1)	3,635	3,633
2020-1, A 144A 1.370%, 11/17/25(1)	13,460	13,435
		43,604

Other—8.9%
Amur Equipment Finance Receivables V LLC 2018-1A, A2 144A 3.240%, 12/20/23(1)	2,805	2,826
Aqua Finance Trust
2017-A, A 144A 3.720%, 11/15/35(1)	5,795	5,815
2019-A, A 144A 3.140%, 7/16/40(1)	11,409	11,678
2019-A, C 144A 4.010%, 7/16/40(1)	8,680	8,745
2020-AA, D 144A 7.150%, 7/17/46(1)	7,435	7,598
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(1)	14,930	15,353
Avant Loans Funding Trust 2019-A, A 144A 3.480%, 7/15/22(1)	383	383
Bankers Healthcare Group Securitization Trust 2020-A, A 144A 2.470%, 9/17/31(1)	4,675	4,675
BCC Funding Corp. XVI LLC 2019-1A, D 144A 3.940%, 7/20/27(1)	3,900	3,938
	Par Value	Value

Other—continued
BRE Grand Islander Timeshare Issuer LLC
2017-1A, A 144A 2.940%, 5/25/29(1)	$4,169	$4,235
2019-A, A 144A 3.280%, 9/26/33(1)	6,008	6,161
Business Jet Securities LLC 2019-1, A 144A 4.212%, 7/15/34(1)	9,748	9,769
BXG Receivables Note Trust
2012-A, A 144A 2.660%, 12/2/27(1)	440	441
2013-A, A 144A 3.010%, 12/4/28(1)	1,614	1,634
2015-A, A 144A 2.880%, 5/2/30(1)	1,691	1,707
2017-A, A 144A 2.950%, 10/4/32(1)	6,952	7,072
CCG Receivables Trust 2019-2, B 144A 2.550%, 3/15/27(1)	5,405	5,510
Conn’s Receivables Funding LLC 2018-A, B 144A 4.650%, 1/15/23(1)	346	346
Consumer Loan Underlying Bond CLUB Credit Trust
2019-P2, A 144A 2.470%, 10/15/26(1)	2,808	2,821
2019-P2, B 144A 2.830%, 10/15/26(1)	5,250	5,266
2020-P1, B 144A 2.920%, 3/15/28(1)	4,000	3,983
Consumer Loan Underlying Bond Credit Trust 2018-P2, A 144A 3.470%, 10/15/25(1)	519	521
See Notes to Financial Statements
25

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(1)	$ 7,132	$ 7,345
Diamond Resorts Owner Trust
2017-1A, A 144A 3.270%, 10/22/29(1)	5,730	5,813
2018-1, B 144A 4.190%, 1/21/31(1)	2,979	3,065
2019-1A, B 144A 3.530%, 2/20/32(1)	5,579	5,642
Drug Royalty III LP 1 2017-1A, A1 (3 month LIBOR + 2.500%) 144A 2.775%, 4/15/27(1)(4)	906	906
Foundation Finance Trust
2016-1A, A 144A 3.960%, 6/15/35(1)	350	354
2017-1A, A 144A 3.300%, 7/15/33(1)	3,742	3,806
2019-1A, A 144A 3.860%, 11/15/34(1)	4,331	4,468
FREED ABS Trust
2018-2, B 144A 4.610%, 10/20/25(1)	13,500	13,542
2019-1, B 144A 3.870%, 6/18/26(1)	4,030	4,035
2019-2, B 144A 3.190%, 11/18/26(1)	7,320	7,267
2020-3FP, A 144A 2.400%, 9/20/27(1)	3,871	3,880
Global SC Finance VII Srl 2020-1A, A 144A 2.170%, 10/17/40(1)	10,000	9,991
Gold Key Resorts LLC 2014-A, A 144A 3.220%, 3/17/31(1)	1,361	1,368
Hardee’s Funding LLC 2018-1A, A2I 144A 4.250%, 6/20/48(1)	20,379	20,480
	Par Value	Value

Other—continued
Hilton Grand Vacations Trust
2017-AA, A 144A 2.660%, 12/26/28(1)	$ 2,468	$ 2,519
2018-AA, A 144A 3.540%, 2/25/32(1)	4,398	4,606
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	20,230	21,514
Kabbage Funding LLC 2019-1, A 144A 3.825%, 3/15/24(1)	1,200	1,190
Lendmark Funding Trust
2018-2A, A 144A 4.230%, 4/20/27(1)	8,445	8,664
2019-1A, A 144A 3.000%, 12/20/27(1)	8,835	8,731
Mariner Finance Issuance Trust
2018-AA, A 144A 4.200%, 11/20/30(1)	10,000	10,049
2019-AA, A 144A 2.960%, 7/20/32(1)	7,255	7,382
2020-AA, A 144A 2.190%, 8/21/34(1)	1,954	1,960
Marlette Funding Trust 2019-2A, A 144A 3.130%, 7/16/29(1)	2,905	2,936
MVW LLC 2019-2A, A 144A 2.220%, 10/20/38(1)	1,328	1,356
MVW Owner Trust
2015-1A, B 144A 2.960%, 12/20/32(1)	317	317
2016-1A, A 144A 2.250%, 12/20/33(1)	1,525	1,529
2019-1A, A 144A 2.890%, 11/20/36(1)	5,711	5,871
NMEF Funding LLC 2019-A, C 144A 3.300%, 8/17/26(1)	9,145	9,280
See Notes to Financial Statements
26

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
Oasis LLC
2020-1A, A 144A 3.820%, 1/15/32(1)	$ 5,864	$ 5,884
2020-2A, A 144A 4.262%, 5/15/32(1)	2,778	2,783
Octane Receivables Trust
2019-1A, A 144A 3.160%, 9/20/23(1)	8,854	8,833
2020-1A, A 144A 1.710%, 2/20/25(1)	18,460	18,461
OneMain Financial Issuance Trust
2017-1A, A1 144A 2.370%, 9/14/32(1)	1,736	1,739
2018-1A, A 144A 3.300%, 3/14/29(1)	22,200	22,792
Oportun Funding IX LLC 2018-B, A 144A 3.910%, 7/8/24(1)	8,455	8,598
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(1)	15,100	15,139
Orange Lake Timeshare Trust
2015-AA, A 144A 2.880%, 9/8/27(1)	1,516	1,529
2018-A, A 144A 3.100%, 11/8/30(1)	2,704	2,786
2019-A, B 144A 3.360%, 4/9/38(1)	8,798	8,905
Planet Fitness Master Issuer LLC 2018-1A, A2II 144A 4.666%, 9/5/48(1)	13,171	13,178
Prosper Marketplace Issuance Trust
2018-2A, B 144A 3.960%, 10/15/24(1)	3,141	3,144
2019-3A, A 144A 3.190%, 7/15/25(1)	1,736	1,744
Regional Management Issuance Trust 2018-2, A 144A 4.560%, 1/18/28(1)	3,100	3,137
	Par Value	Value

Other—continued
Sierra Timeshare Receivables Funding LLC
2016-1A, A 144A 3.080%, 3/21/33(1)	$1,134	$1,135
2016-2A, A 144A 2.330%, 7/20/33(1)	1,079	1,084
2017-1A, A 144A 2.910%, 3/20/34(1)	1,999	2,033
2018-2A, A 144A 3.500%, 6/20/35(1)	2,631	2,734
2019-1A, B 144A 3.420%, 1/20/36(1)	2,494	2,562
2019-2A, B 144A 2.820%, 5/20/36(1)	8,864	8,980
2020-2A, B 144A 2.320%, 7/20/37(1)	7,102	7,104
Small Business Lending Trust
2019-A, A 144A 2.850%, 7/15/26(1)	907	892
2020-A, A 144A 2.620%, 12/15/26(1)	2,603	2,584
SoFi Consumer Loan Program LLC
2017-1, A 144A 3.280%, 1/26/26(1)	409	410
2017-3, A 144A 2.770%, 5/25/26(1)	1,224	1,231
2017-5, A2 144A 2.780%, 9/25/26(1)	4,891	4,937
2017-6, A2 144A 2.820%, 11/25/26(1)	3,424	3,448
SoFi Consumer Loan Program Trust 2018-2, A2 144A 3.350%, 4/26/27(1)	5,969	6,000
Taco Bell Funding LLC 2016-1A, A23 144A 4.970%, 5/25/46(1)	7,043	7,586
Towd Point Mortgage Trust 2019-MH1, A1 144A 3.000%, 11/25/58(1)(4)	2,067	2,118
See Notes to Financial Statements
27

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Other—continued
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(1)	$16,508	$17,194
TRIP Rail Master Funding LLC 2017-1A, A1 144A 2.709%, 8/15/47(1)	2,879	2,882
Upgrade Master Pass-Thru Trust Series 2019-ST3, A 144A 3.750%, 11/15/25(1)	4,672	4,694
Upstart Pass-Through Trust 2020-ST1, A 144A 3.750%, 2/20/28(1)	2,407	2,401
Upstart Securitization Trust
2019-1, B 144A 4.190%, 4/20/26(1)	4,868	4,882
2019-2, A 144A 2.897%, 9/20/29(1)	3,620	3,649
2019-2, B 144A 3.734%, 9/20/29(1)	7,487	7,459
Volvo Financial Equipment LLC 2017-1A, B 144A 2.400%, 1/18/22(1)	3,600	3,619
VSE VOI Mortgage LLC
2016-A, A 144A 2.540%, 7/20/33(1)	2,081	2,093
2017-A, A 144A 2.330%, 3/20/35(1)	4,169	4,232
Welk Resorts LLC
2013-AA, A 144A 3.100%, 3/15/29(1)	519	524
2015-AA, A 144A 2.790%, 6/16/31(1)	1,353	1,356
2019-AA, B 144A 2.990%, 6/15/38(1)	5,406	5,460
Westgate Resorts LLC
2018-1A, A 144A 3.380%, 12/20/31(1)	2,942	2,976
	Par Value	Value

Other—continued
2020-1A, A 144A 2.713%, 3/20/34(1)	$ 3,732	$ 3,795
		531,049

Student Loan—0.2%
Commonbond Student Loan Trust 2019-AGS, A1 144A 2.540%, 1/25/47(1)	9,838	10,188
Earnest Student Loan Program LLC 2017-A, A2 144A 2.650%, 1/25/41(1)	1,399	1,419
Navient Private Education Loan Trust 2017-A, A2A 144A 2.880%, 12/16/58(1)	2,402	2,438
		14,045
Total Asset-Backed Securities (Identified Cost $1,337,874)		1,360,949
Corporate Bonds and Notes—33.5%
Communication Services—3.4%
Altice France S.A. 144A 7.375%, 5/1/26(1)	11,710	12,271
AT&T, Inc. (3 month LIBOR + 0.890%) 1.155%, 2/15/23(4)	8,918	8,995
Baidu, Inc. 3.075%, 4/7/25	8,300	8,820
Clear Channel Worldwide Holdings, Inc.
9.250%, 2/15/24	3,690	3,577
144A 5.125%, 8/15/27(1)	3,265	3,135
Consolidated Communications, Inc. 144A 6.500%, 10/1/28(1)	7,330	7,477
See Notes to Financial Statements
28

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Communication Services—continued
Diamond Sports Group LLC
144A 5.375%, 8/15/26(1)	$ 4,545	$ 3,216
144A 6.625%, 8/15/27(1)	4,370	2,272
DISH DBS Corp.
5.875%, 7/15/22	6,245	6,495
5.000%, 3/15/23	6,445	6,574
7.750%, 7/1/26	5,230	5,750
iHeartCommunications, Inc. 8.375%, 5/1/27	213	210
Level 3 Financing, Inc. 144A 4.625%, 9/15/27(1)	5,835	5,995
Live Nation Entertainment, Inc.
144A 5.625%, 3/15/26(1)	3,005	2,900
144A 4.750%, 10/15/27(1)	9,355	8,761
Radiate Holdco LLC
144A 4.500%, 9/15/26(1)	1,425	1,425
144A 6.500%, 9/15/28(1)	4,645	4,760
Sirius XM Radio, Inc. 144A 4.625%, 7/15/24(1)	3,565	3,687
Sprint Corp. 7.875%, 9/15/23	11,690	13,394
Sprint Spectrum Co. LLC
144A 3.360%, 9/20/21(1)	4,987	5,043
144A 4.738%, 3/20/25(1)	8,210	8,877
Telesat Canada 144A 6.500%, 10/15/27(1)	5,675	5,716
Tencent Holdings Ltd.
144A 2.985%, 1/19/23(1)	7,050	7,353
	Par Value	Value

Communication Services—continued
144A 3.280%, 4/11/24(1)	$18,933	$ 20,165
T-Mobile USA, Inc.
144A 1.500%, 2/15/26(1)	6,072	6,085
144A 2.050%, 2/15/28(1)	5,892	6,022
TripAdvisor, Inc. 144A 7.000%, 7/15/25(1)	3,180	3,315
Twitter, Inc. 144A 3.875%, 12/15/27(1)	8,270	8,634
Univision Communications, Inc. 144A 6.625%, 6/1/27(1)	2,440	2,382
Verizon Communications, Inc. (3 month LIBOR + 1.100%) 1.380%, 5/15/25(4)	16,061	16,407
VTR Comunicaciones SpA 144A 5.125%, 1/15/28(1)	3,500	3,619
		203,332

Consumer Discretionary—3.0%
Alibaba Group Holding Ltd. 3.600%, 11/28/24	12,500	13,714
American Axle & Manufacturing, Inc. 6.250%, 4/1/25	6,440	6,374
Aramark Services, Inc. 144A 6.375%, 5/1/25(1)	8,460	8,813
Boyd Gaming Corp. 6.375%, 4/1/26	12,395	12,906
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	3,465	3,612
See Notes to Financial Statements
29

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Caesars Resort Collection LLC 144A 5.750%, 7/1/25(1)	$ 175	$ 180
Carnival Corp. 144A 11.500%, 4/1/23(1)	1,255	1,407
Expedia Group, Inc.
144A 6.250%, 5/1/25(1)	7,505	8,270
144A 7.000%, 5/1/25(1)	1,205	1,303
Ford Motor Co.
8.500%, 4/21/23	11,400	12,426
9.000%, 4/22/25	1,137	1,304
Ford Motor Credit Co. LLC 3.370%, 11/17/23	4,000	3,940
General Motors Financial Co., Inc.
4.200%, 3/1/21	7,300	7,389
3.550%, 4/9/21	2,847	2,886
Hanesbrands, Inc. 144A 5.375%, 5/15/25(1)	11,440	12,126
International Game Technology plc
144A 6.250%, 2/15/22(1)	2,982	3,045
144A 5.250%, 1/15/29(1)	840	849
M/I Homes, Inc. 4.950%, 2/1/28	5,890	6,067
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	6,230	5,903
MGM Growth Properties Operating Partnership LP
5.750%, 2/1/27	6,370	6,864
4.500%, 1/15/28	1,055	1,075
144A 4.625%, 6/15/25(1)	1,305	1,331
	Par Value	Value

Consumer Discretionary—continued
Nissan Motor Co. Ltd.
144A 3.522%, 9/17/25(1)	$ 6,300	$ 6,366
144A 4.345%, 9/17/27(1)	7,000	7,028
QVC, Inc. 4.750%, 2/15/27	3,235	3,322
Royal Caribbean Cruises Ltd. 144A 9.125%, 6/15/23(1)	775	822
Scientific Games International, Inc.
144A 5.000%, 10/15/25(1)	7,150	7,195
144A 8.250%, 3/15/26(1)	5,935	6,211
TRI Pointe Group, Inc. 5.875%, 6/15/24	10,130	10,940
VF Corp. 2.400%, 4/23/25	6,714	7,121
Weekley Homes LLC 144A 4.875%, 9/15/28(1)	5,305	5,358
Wynn Macau Ltd. 144A 5.500%, 1/15/26(1)	3,000	2,956
		179,103

Consumer Staples—1.3%
Albertsons Cos., Inc.
5.750%, 3/15/25	5,112	5,273
144A 3.250%, 3/15/26(1)	15,065	14,949
Altria Group, Inc. 2.350%, 5/6/25	4,959	5,228
BAT Capital Corp.
4.700%, 4/2/27	11,000	12,613
2.259%, 3/25/28	5,870	5,885
Conagra Brands, Inc. 4.300%, 5/1/24	17,135	19,115
See Notes to Financial Statements
30

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Consumer Staples—continued
Kraft Heinz Foods Co. 144A 3.875%, 5/15/27(1)	$10,200	$10,865
		73,928

Energy—4.2%
Afren plc 144A 11.500%, 2/1/16(1)(2)(5)	4,674	2
Aker BP ASA 144A 2.875%, 1/15/26(1)	9,060	8,970
Apache Corp. 4.625%, 11/15/25	1,820	1,735
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(1)	6,070	5,922
Boardwalk Pipelines LP 4.950%, 12/15/24	12,645	13,881
BP Capital Markets plc 4.875% (6)(7)	11,690	12,508
Callon Petroleum Co. 6.125%, 10/1/24	4,327	1,233
Cheniere Energy Partners LP 5.625%, 10/1/26	14,860	15,454
CITGO Holding, Inc. 144A 9.250%, 8/1/24(1)	3,050	2,905
CITGO Petroleum Corp.
144A 7.000%, 6/15/25(1)	8,530	8,413
Senior Secured Notes 144A 6.250%, 8/15/22(1)	6,973	6,915
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23	6,930	7,262
CrownRock LP 144A 5.625%, 10/15/25(1)	5,855	5,518
Ecopetrol S.A. 5.875%, 9/18/23	9,195	10,115
	Par Value	Value

Energy—continued
Energy Transfer Partners LP
5.000%, 10/1/22	$ 4,794	$ 5,040
4.500%, 11/1/23	10,760	11,434
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)	2,290	2,362
144A 6.500%, 7/1/27(1)	2,620	2,777
KazMunayGas National Co. JSC 144A 4.750%, 4/24/25(1)	6,400	7,028
Kinder Morgan, Inc. 144A 5.625%, 11/15/23(1)	9,880	11,132
Lukoil International Finance BV 144A 4.563%, 4/24/23(1)	6,700	7,122
Midwest Connector Capital Co. LLC 144A 3.625%, 4/1/22(1)	6,145	6,190
MPLX LP 1.750%, 3/1/26	16,499	16,462
Occidental Petroleum Corp.
2.700%, 8/15/22	5,850	5,466
5.875%, 9/1/25	6,480	5,939
Ovintiv, Inc. 3.900%, 11/15/21	7,960	7,959
Pertamina Persero PT 144A 4.300%, 5/20/23(1)	6,000	6,425
Petrobras Global Finance B.V. 5.299%, 1/27/25	8,000	8,736
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(1)(2)	9,545	239
Petroleos Mexicanos
4.625%, 9/21/23	11,360	11,262
See Notes to Financial Statements
31

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Energy—continued
6.875%, 8/4/26	$11,185	$ 10,734
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	11,580	12,288
Targa Resources Partners LP 5.875%, 4/15/26	5,555	5,703
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(1)	3,085	1,990
Transocean, Inc. 144A 11.500%, 1/30/27(1)	655	262
USA Compression Partners LP 6.875%, 4/1/26	3,975	3,940
		251,323

Financials—8.9%
Ares Capital Corp.
3.500%, 2/10/23	7,365	7,559
3.250%, 7/15/25	5,975	5,937
Athene Global Funding 144A 2.450%, 8/20/27(1)	14,530	14,919
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(1)	14,195	15,988
Banco BBVA Peru S.A. RegS 5.000%, 8/26/22(3)	16,280	17,363
Banco Santander Chile 144A 2.700%, 1/10/25(1)	9,500	10,014
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A 5.375%, 4/17/25(1)	9,510	10,575
Bancolombia SA 3.000%, 1/29/25	7,733	7,746
Bank of America Corp.
4.200%, 8/26/24	10,473	11,661
	Par Value	Value

Financials—continued
3.950%, 4/21/25	$ 6,325	$ 7,024
(3 month LIBOR + 0.770%) 1.019%, 2/5/26(4)	11,312	11,261
(3 month LIBOR + 1.000%) 1.264%, 4/24/23(4)	14,445	14,589
Brookfield Finance, Inc. 3.900%, 1/25/28	9,490	10,563
Capital One Financial Corp. 3.750%, 7/28/26	6,325	6,876
Charles Schwab Corp. (The) Series G 5.375% (7)	10,620	11,507
Citadel LP 144A 4.875%, 1/15/27(1)	6,370	6,842
Citigroup, Inc.
3.200%, 10/21/26	24,642	27,171
(3 month LIBOR + 1.430%) 1.676%, 9/1/23(4)	7,115	7,234
Corp Financiera de Desarrollo SA 144A 4.750%, 7/15/25(1)	3,197	3,589
Doric Nimrod Air Alpha Pass-Through-Trust 2013-1, A 144A 5.250%, 5/30/23(1)	8,307	7,436
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(1)	14,685	14,867
Goldman Sachs Group, Inc. (The)
4.250%, 10/21/25	24,315	27,624
3.850%, 1/26/27	21,430	24,079
Huntington Bancshares, Inc. 7.000%, 12/15/20	17,065	17,291
ICAHN Enterprises LP
4.750%, 9/15/24	12,395	12,550
6.250%, 5/15/26	10,030	10,456
See Notes to Financial Statements
32

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Financials—continued
Industrial & Commercial Bank of China Ltd.
2.957%, 11/8/22	$ 9,450	$ 9,812
(3 month LIBOR + 0.750%) 0.993%, 11/8/20(4)	630	630
JPMorgan Chase & Co. (3 month LIBOR + 0.900%) 1.145%, 4/25/23(4)	18,055	18,201
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(1)	7,000	6,055
Lincoln National Corp. (3 month LIBOR + 2.040%) 2.312%, 4/20/67(4)(6)	2,885	1,998
Mizuho Financial Group, Inc. 3.922%, 9/11/24	5,000	5,434
Morgan Stanley
3.875%, 4/29/24	23,825	26,254
(3 month LIBOR + 0.930%) 1.188%, 7/22/22(4)	18,055	18,139
Navient Corp. 5.875%, 10/25/24	8,642	8,593
OneMain Finance Corp.
6.875%, 3/15/25	8,580	9,521
7.125%, 3/15/26	2,695	3,011
Prudential Financial, Inc. 5.625%, 6/15/43(6)	13,774	14,629
Santander Holdings USA, Inc.
4.450%, 12/3/21	11,379	11,830
3.700%, 3/28/22	5,808	6,020
3.500%, 6/7/24	12,715	13,636
Synchrony Financial 4.375%, 3/19/24	12,785	13,835
Toronto-Dominion Bank (The) 2.650%, 6/12/24	16,021	17,138
	Par Value	Value

Financials—continued
Wells Fargo & Co.
1.654%, 6/2/24	$14,335	$ 14,599
4.100%, 6/3/26	8,375	9,429
		531,485

Health Care—1.5%
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)	6,675	7,334
Community Health Systems, Inc. 144A 6.625%, 2/15/25(1)	2,910	2,815
HCA, Inc. 5.375%, 2/1/25	7,250	7,939
Jaguar Holding Co. II 144A 4.625%, 6/15/25(1)	2,660	2,740
LifePoint Health, Inc.
144A 6.750%, 4/15/25(1)	5,270	5,547
144A 4.375%, 2/15/27(1)	6,170	6,178
Mylan NV 3.950%, 6/15/26	12,770	14,346
Perrigo Finance Unlimited Co. 3.900%, 12/15/24	2,000	2,163
Royalty Pharma plc
144A 1.200%, 9/2/25(1)	2,749	2,740
144A 1.750%, 9/2/27(1)	11,909	11,898
Tenet Healthcare Corp.
4.625%, 7/15/24	4,350	4,361
144A 7.500%, 4/1/25(1)	915	986
144A 4.875%, 1/1/26(1)	8,215	8,338
144A 5.125%, 11/1/27(1)	2,750	2,829
Teva Pharmaceutical Finance Netherlands III B.V.
6.000%, 4/15/24	800	816
See Notes to Financial Statements
33

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Health Care—continued
3.150%, 10/1/26	$ 6,295	$ 5,555
		86,585

Industrials—3.4%
Alaska Airlines Pass-Through-Trust 144A 4.800%, 8/15/27(1)	9,765	10,225
Alfa SAB de CV 144A 5.250%, 3/25/24(1)	6,775	7,148
Allied Universal Holdco LLC 144A 6.625%, 7/15/26(1)	7,985	8,504
Aviation Capital Group LLC 144A 3.875%, 5/1/23(1)	18,262	18,071
Avolon Holdings Funding Ltd. 144A 3.950%, 7/1/24(1)	17,074	16,219
Boeing Co. (The)
2.350%, 10/30/21	5,740	5,815
4.875%, 5/1/25	4,191	4,572
5.040%, 5/1/27	6,336	6,956
Bombardier, Inc. 144A 8.750%, 12/1/21(1)	6,867	6,956
CNH Industrial N.V. 4.500%, 8/15/23	15,130	16,433
Doric Nimrod Air Finance Alpha Pass-Through Trust 2012-1, A 144A 5.125%, 11/30/22(1)	5,636	5,034
GFL Environmental, Inc.
144A 3.750%, 8/1/25(1)	11,810	11,780
144A 7.000%, 6/1/26(1)	1,740	1,834
Hawaiian Airlines Pass-Through Certificates 2013-1, B 4.950%, 1/15/22	6,519	5,880
Howmet Aerospace, Inc. 6.875%, 5/1/25	4,115	4,547
	Par Value	Value

Industrials—continued
Navistar International Corp. 144A 6.625%, 11/1/25(1)	$ 6,040	$ 6,199
Norwegian Air Shuttle ASA Pass-Through Trust 2016-1, A 144A 4.875%, 5/10/28(1)	22,254	19,696
Spirit AeroSystems, Inc. 144A 5.500%, 1/15/25(1)	11,835	11,893
Stanley Black & Decker, Inc. 4.000%, 3/15/60(6)	16,812	17,473
TransDigm, Inc. 144A 6.250%, 3/15/26(1)	9,780	10,255
Uber Technologies, Inc. 144A 7.500%, 5/15/25(1)	7,620	8,124
		203,614

Information Technology—2.3%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(1)	5,350	5,655
Broadcom, Inc. 3.150%, 11/15/25	15,630	16,858
Dell International LLC 144A 5.450%, 6/15/23(1)	6,380	6,995
Flex Ltd. 3.750%, 2/1/26	11,130	12,154
Hewlett Packard Enterprise Co.
2.250%, 4/1/23	9,470	9,773
(3 month LIBOR + 0.720%) 1.024%, 10/5/21(4)	2,830	2,830
HP, Inc.
2.200%, 6/17/25	4,977	5,214
3.000%, 6/17/27	9,050	9,779
Leidos, Inc. 144A 3.625%, 5/15/25(1)	11,608	12,875
Microchip Technology, Inc. 144A 2.670%, 9/1/23(1)	14,475	14,984
See Notes to Financial Statements
34

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Information Technology—continued
NCR Corp. 144A 5.000%, 10/1/28(1)	$ 880	$ 879
Open Text Corp. 144A 3.875%, 2/15/28(1)	12,720	12,867
ViaSat, Inc. 144A 5.625%, 9/15/25(1)	10,250	10,045
VMware, Inc. 2.950%, 8/21/22	10,390	10,817
Xerox Holdings Corp. 144A 5.000%, 8/15/25(1)	7,600	7,511
		139,236

Materials—2.3%
Anglo American Capital plc 144A 3.625%, 9/11/24(1)	12,120	13,030
Ardagh Packaging Finance plc 144A 5.250%, 8/15/27(1)	12,065	12,294
Avient Corp. 144A 5.750%, 5/15/25(1)	11,748	12,453
Celanese US Holdings LLC 3.500%, 5/8/24	9,870	10,622
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	990	1,007
Equate Petrochemical BV 144A 3.000%, 3/3/22(1)	9,535	9,636
Glencore Funding LLC 144A 1.625%, 9/1/25(1)	14,745	14,581
Mauser Packaging Solutions Holding Co. 144A 7.250%, 4/15/25(1)	5,925	5,577
NOVA Chemicals Corp. 144A 5.000%, 5/1/25(1)	7,820	7,624
Nutrition & Biosciences, Inc.
144A 1.230%, 10/1/25(1)	7,666	7,659
	Par Value	Value

Materials—continued
144A 1.832%, 10/15/27(1)	$ 8,106	$ 8,141
OCP SA
144A 5.625%, 4/25/24(1)	3,065	3,322
144A 4.500%, 10/22/25(1)	10,000	10,547
RegS 5.625%, 4/25/24(3)	2,800	3,035
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(1)	6,396	6,511
Syngenta Finance NV 144A 3.933%, 4/23/21(1)	8,635	8,746
		134,785

Real Estate—1.3%
GLP Capital LP
5.250%, 6/1/25	13,175	14,306
5.750%, 6/1/28	1,863	2,127
5.300%, 1/15/29	2,731	3,041
iStar, Inc. 4.250%, 8/1/25	9,325	8,701
Office Properties Income Trust
4.150%, 2/1/22	18,910	19,053
4.000%, 7/15/22	7,345	7,431
Service Properties Trust
4.500%, 6/15/23	10,780	10,576
4.350%, 10/1/24	9,585	8,673
Uniti Group LP 144A 7.875%, 2/15/25(1)	5,455	5,781
		79,689

Utilities—1.9%
Avangrid, Inc. 3.200%, 4/15/25	7,346	8,083
DPL, Inc. 144A 4.125%, 7/1/25(1)	7,835	8,199
DTE Energy Co. 2.529%, 10/1/24	15,896	16,895
See Notes to Financial Statements
35

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Utilities—continued
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(1)	$ 2,420	$ 2,204
Exelon Corp. 3.497%, 6/1/22	9,135	9,555
NRG Energy, Inc. 144A 3.750%, 6/15/24(1)	19,197	20,484
PNM Resources, Inc. 3.250%, 3/9/21	11,070	11,196
TerraForm Power Operating LLC 144A 4.250%, 1/31/23(1)	18,640	19,104
Texas Competitive Electric Holdings Co. 144A 11.500%, 10/1/20(1)(5)	5,925	—
Vistra Operations Co. LLC 144A 3.550%, 7/15/24(1)	15,540	16,552
		112,272
Total Corporate Bonds and Notes (Identified Cost $1,955,638)		1,995,352

Leveraged Loans(4)—9.7%
Aerospace—0.5%
AI Convoy (Luxembourg) S.a.r.l. Tranche B (6 month LIBOR + 3.500%) 4.650%, 1/18/27	9,920	9,846
American Airlines, Inc. 2018 (1 month LIBOR + 1.750%) 1.895%, 6/27/25	6,504	3,947
Mileage Plus Holdings, LLC (3 month LIBOR + 5.250%) 6.250%, 6/20/27	8,790	8,927
	Par Value	Value

Aerospace—continued
TransDigm, Inc.
Tranche E (1 month LIBOR + 2.250%) 2.397%, 5/30/25	$3,262	$ 3,078
Tranche F (1 month LIBOR + 2.250%) 2.397%, 12/9/25	3,794	3,580
		29,378

Chemicals—0.2%
Starfruit Finco B.V. (1 month LIBOR + 3.000%) 3.151%, 10/1/25	8,854	8,560
Consumer Non-Durables—0.2%
Kronos Acquisition Holdings, Inc. Tranche B-3 (1 month LIBOR + 4.000%) 5.000%, 5/15/23	9,862	9,786
Energy—0.0%
Paragon Offshore Finance Co. (3 month PRIME + 0.000%) 3.250%, 7/16/21(2)(5)	66	—
Financial—0.6%
Asurion LLC Tranche B-6 (1 month LIBOR + 3.000%) 3.147%, 11/3/23	6,780	6,673
Blackhawk Network Holdings, Inc. First Lien (1 month LIBOR + 3.000%) 3.147%, 6/16/25	3,978	3,740
See Notes to Financial Statements
36

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Financial—continued
Delos Finance S.a.r.l. 2018 (3 month LIBOR + 1.750%) 1.970%, 10/6/23	$ 5,774	$ 5,633
Financial & Risk US Holdings, Inc. (1 month LIBOR + 3.250%) 0.000%, 10/1/25(8)	12,114	11,982
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 2.904%, 6/28/23	9,153	8,924
Ryan Specialty Group LLC (1 month LIBOR + 3.250%) 4.000%, 9/1/27	1,270	1,256
		38,208

Food / Tobacco—0.7%
Aramark Services, Inc.
Tranche B-2 (1 month LIBOR + 1.750%) 1.897%, 3/28/24	3,575	3,427
Tranche B-3 (1 month LIBOR + 1.750%) 1.897%, 3/11/25	1,909	1,821
Tranche B-4 (1 month LIBOR + 1.750%) 1.897%, 1/15/27	3,472	3,313
Chobani LLC Tranche B (1 month LIBOR + 3.500%) 4.500%, 10/10/23	6,194	6,116
	Par Value	Value

Food / Tobacco—continued
Froneri US, Inc. Tranche B-2 (1 month LIBOR + 2.250%) 2.397%, 1/29/27	$12,194	$11,694
Hostess Brands LLC 2019, Tranche B (1 month LIBOR + 2.250%) 3.000%, 8/3/25	8,865	8,705
Shearer’s Foods LLC First Lien (3 month LIBOR + 4.000%) 4.750%, 9/23/27	6,487	6,435
		41,511

Forest Prod / Containers—0.5%
Berry Global, Inc.
Tranche W (1 month LIBOR + 2.000%) 2.156%, 10/1/22	6,109	6,051
Tranche X (1 month LIBOR + 2.000%) 2.156%, 1/19/24	1,007	990
Tranche Y (1 month LIBOR + 2.000%) 2.156%, 7/1/26	2,518	2,440
BWay Holding Co. (3 month LIBOR + 3.250%) 3.523%, 4/3/24	8,377	7,848
Graham Packaging Co., Inc. (1 month LIBOR + 3.750%) 4.500%, 8/4/27	6,630	6,583
See Notes to Financial Statements
37

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Forest Prod / Containers—continued
Reynolds Consumer Products LLC (1 month LIBOR + 1.750%) 1.897%, 2/4/27	$5,656	$ 5,578
Spectrum Holdings III Corp. First Lien (3 month LIBOR + 3.250%) 4.273%, 1/31/25	2,635	2,381
		31,871

Gaming / Leisure—0.8%
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 2.897%, 12/23/24	8,990	8,400
Carnival Corp. (1 month LIBOR + 7.500%) 8.500%, 6/30/25	1,596	1,612
Hilton Worldwide Finance LLC Tranche B-2 (1 month LIBOR + 1.750%) 1.898%, 6/22/26	9,796	9,440
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24	4,698	4,106
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 3.471%, 8/14/24	4,210	3,952
	Par Value	Value

Gaming / Leisure—continued
Seminole Tribe of Florida (1 month LIBOR + 1.750%) 1.897%, 7/8/24	$9,996	$ 9,759
Station Casinos LLC Tranche B-1 (1 month LIBOR + 2.250%) 2.500%, 2/8/27	3,169	3,023
UFC Holdings LLC Tranche B (3 month LIBOR + 3.250%) 4.250%, 4/29/26	8,944	8,776
		49,068

Healthcare—0.6%
Bausch Health Cos., Inc.
(1 month LIBOR + 2.750%) 2.901%, 11/27/25	1,688	1,646
(1 month LIBOR + 3.000%) 3.151%, 6/2/25	5,319	5,207
Change Healthcare Holdings LLC (1 month LIBOR + 2.500%) 3.500%, 3/1/24	8,678	8,484
Elanco Animal Health, Inc. (1 month LIBOR + 1.750%) 1.905%, 8/1/27	957	929
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 3.897%, 10/10/25	6,338	4,557
See Notes to Financial Statements
38

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Healthcare—continued
IQVIA, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 1.970%, 6/11/25	$ 7,616	$ 7,500
Jaguar Holding Co. II 2018 (1 month LIBOR + 2.500%) 0.000%, 8/18/22(8)	5,954	5,927
		34,250

Housing—0.1%
CPG International LLC (3 month LIBOR + 3.750%) 4.750%, 5/6/24	6,863	6,834
LEB Holdings (USA), Inc. (3 month LIBOR + 4.000%) 0.000%, 9/25/27(8)	1,175	1,165
		7,999

Information Technology—1.2%
Applied Systems, Inc. First Lien (3 month LIBOR + 3.250%) 0.000%, 9/19/24(8)	11,829	11,744
Boxer Parent Co., Inc. (1 month LIBOR + 4.250%) 4.397%, 10/2/25	6,253	6,056
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 0.000%, 9/19/25(8)	8,885	8,838
Science Applications International Corp. Tranche B2 (1 month LIBOR + 2.250%) 2.397%, 3/13/27	4,780	4,716
	Par Value	Value

Information Technology—continued
SS&C Technologies, Inc.
Tranche B-3 (1 month LIBOR + 1.750%) 1.897%, 4/16/25	$ 2,653	$ 2,564
Tranche B-4 (1 month LIBOR + 1.750%) 1.897%, 4/16/25	1,864	1,802
Tranche B-5 (1 month LIBOR + 1.750%) 1.897%, 4/16/25	9,378	9,073
Ultimate Software Group, Inc. (The)
2020 (3 month LIBOR + 4.000%) 4.750%, 5/4/26	12,205	12,161
Second Lien (3 month LIBOR + 6.750%) 7.500%, 5/3/27	235	239
Vertiv Group Corp. (1 month LIBOR + 3.000%) 3.157%, 3/2/27	11,209	11,018
		68,211

Manufacturing—0.5%
CPI Acquisition, Inc. First Lien (3 month LIBOR + 4.500%) 5.500%, 8/17/22	7,731	6,716
Gardner Denver, Inc. Tranche A (1 month LIBOR + 2.750%) 2.897%, 3/1/27	773	761
See Notes to Financial Statements
39

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Manufacturing—continued
Ingersoll-Rand Services Co. 2020, Tranche B-1 (1 month LIBOR + 1.750%) 1.897%, 2/28/27	$7,094	$ 6,848
NCR Corp. (1 month LIBOR + 2.500%) 2.650%, 8/28/26	4,718	4,592
Titan Acquisition Ltd. (3 month LIBOR + 3.000%) 3.361%, 3/28/25	6,340	5,974
Vertical Midco Gmbh Tranche B (6 month LIBOR + 4.250%) 4.567%, 7/30/27	2,360	2,338
		27,229

Media / Telecom - Broadcasting—0.3%
Diamond Sports Group LLC (1 month LIBOR + 3.250%) 3.400%, 8/24/26	3,633	2,804
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.750%) 2.905%, 9/18/26	8,425	8,228
Sinclair Television Group, Inc. Tranche B (1 month LIBOR + 2.500%) 2.650%, 1/3/24	7,938	7,716
		18,748

	Par Value	Value

Media / Telecom - Cable/Wireless Video—0.6%
Charter Communications Operating LLC Tranche B2 (1 month LIBOR + 1.750%) 1.900%, 2/1/27	$9,379	$ 9,153
CSC Holdings LLC
2017 (1 month LIBOR + 2.250%) 2.402%, 7/17/25	4,389	4,239
2018 (1 month LIBOR + 2.250%) 2.402%, 1/15/26	7,220	6,966
2019 (1 month LIBOR + 2.500%) 2.652%, 4/15/27	3,946	3,819
Radiate Holdco LLC Tranche B (3 month LIBOR + 3.500%) 0.000%, 9/25/26(8)	959	941
Virgin Media Bristol LLC Tranche B (3 month LIBOR + 3.250%) 0.000%, 1/31/29(8)	9,320	9,152
Ziggo Financing Partnership Tranche I (1 month LIBOR + 2.500%) 2.652%, 4/30/28	3,145	3,021
		37,291

See Notes to Financial Statements
40

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—0.3%
CDS US Intermediate Holdings, Inc. Tranche B (3 month LIBOR + 5.500%) 6.500%, 7/8/22(2)	$4,751	$ 2,285
Clear Channel Outdoor Holdings, Inc. Tranche B (3 month LIBOR + 3.500%) 3.761%, 8/21/26	6,405	5,815
UPC Broadband Holding B.V.
Tranche B-1 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(8)	6,055	5,867
Tranche B-2 (3 month LIBOR + 3.500%) 0.000%, 1/31/29(8)	6,055	5,867
		19,834

Media / Telecom - Telecommunications—0.8%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.397%, 3/15/27	9,470	9,082
Consolidated Communications, Inc.
(3 month LIBOR + 4.750%) 0.000%, 10/2/27(8)	5,300	5,239
2016 (1 month LIBOR + 3.000%) 4.000%, 10/5/23	8,411	8,308
	Par Value	Value

Media / Telecom - Telecommunications—continued
Frontier Communications Corp. Tranche B-1 (3 month PRIME + 2.750%) 6.000%, 6/17/24	$11,417	$11,206
Level 3 Financing, Inc. 2027, Tranche B (1 month LIBOR + 1.750%) 1.897%, 3/1/27	9,083	8,791
Zayo Group Holdings, Inc. (1 month LIBOR + 3.000%) 3.147%, 3/9/27	7,313	7,087
		49,713

Media / Telecom - Wireless Communications—0.3%
CommScope, Inc. (1 month LIBOR + 3.250%) 3.397%, 4/4/26	3,995	3,885
T-Mobile USA, Inc. (1 month LIBOR + 3.000%) 3.147%, 4/1/27	14,713	14,691
		18,576

Retail—0.2%
Michaels Stores, Inc. 2018, Tranche B (1 month LIBOR + 2.500%) 3.500%, 1/30/23	9,149	9,095
See Notes to Financial Statements
41

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Par Value	Value

Service—0.7%
Asplundh Tree Expert LLC (3 month LIBOR + 2.500%) 2.655%, 9/4/27	$ 2,470	$ 2,465
GFL Environmental, Inc. 2018 (3 month LIBOR + 3.000%) 4.000%, 5/30/25	10,628	10,570
Hoya Midco LLC First Lien (6 month LIBOR + 3.500%) 4.500%, 6/30/24	4,451	3,805
Sedgwick Claims Management Services, Inc.
2019 (1 month LIBOR + 4.000%) 4.147%, 9/3/26	9,998	9,838
2020 (1 month LIBOR + 4.250%) 5.250%, 9/3/26	2,823	2,798
TKC Holdings, Inc. First Lien (3 month LIBOR + 3.750%) 4.750%, 2/1/23	5,919	5,543
Trans Union LLC Tranche B-5 (1 month LIBOR + 1.750%) 1.897%, 11/16/26	8,503	8,278
		43,297

Transportation - Automotive—0.3%
Genesee & Wyoming, Inc. (3 month LIBOR + 2.000%) 2.220%, 12/30/26	2,756	2,708
Panther BF Aggregator 2 LP First Lien (1 month LIBOR + 3.500%) 3.647%, 4/30/26	6,880	6,694
	Par Value	Value

Transportation - Automotive—continued
Tenneco, Inc. Tranche B (1 month LIBOR + 3.000%) 3.147%, 10/1/25	$6,013	$ 5,408
		14,810

Utility—0.3%
Brookfield WEC Holdings, Inc. (1 month LIBOR + 3.000%) 3.750%, 8/1/25	8,122	7,907
Calpine Corp. 2019 (1 month LIBOR + 2.250%) 2.400%, 4/5/26	9,727	9,456
PG&E Corp. (3 month LIBOR + 4.500%) 5.500%, 6/23/25	1,935	1,893
		19,256
Total Leveraged Loans (Identified Cost $594,682)		576,691
	Shares
Preferred Stocks—0.4%
Financials—0.4%
Bank of New York Mellon Corp. (The) Series E, 3.647%(4)	12,070 (9)	11,829
Huntington Bancshares, Inc. Series E, 5.700%	3,303 (9)	3,089
JPMorgan Chase & Co. Series Z, 4.051%(4)	3,985 (9)	3,943
JPMorgan Chase & Co. Series HH, 4.600%	4,159 (9)	4,076
		22,937
Total Preferred Stocks (Identified Cost $23,521)		22,937
See Notes to Financial Statements
42

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Common Stocks—0.0%
Communication Services—0.0%
Clear Channel Outdoor Holdings, Inc.(10)	48,842	$ 49
Energy—0.0%
Frontera Energy Corp.	148,014	238
Total Common Stocks (Identified Cost $2,826)		287
Exchange-Traded Fund—0.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF(11)	220,653	29,724
Total Exchange-Traded Fund (Identified Cost $28,617)		29,724
Rights—0.0%
Utilities—0.0%
Vistra Energy Corp.(10)	98,789	108
Total Rights (Identified Cost $84)		108
Warrant—0.0%
Communication Services—0.0%
iHeartMedia, Inc.(5)	20,771	164
Total Warrant (Identified Cost $361)		164
Total Long-Term Investments—99.8% (Identified Cost $5,896,403)		5,943,416
Value

TOTAL INVESTMENTS—99.8% (Identified Cost $5,896,403)	$5,943,416
Other assets and liabilities, net—0.2%	12,862
NET ASSETS—100.0%	$5,956,278
Abbreviations:
ABS	Asset-Backed Securities
DB	Deutsche Bank AG
ETF	Exchange-Traded Fund
GS	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
MASTR	Morgan Stanley Structured Asset Security
WaMu	Washington Mutual

Foreign Currencies:
MXN	Mexican Peso

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, these securities amounted to a value of $3,693,043 or 62.0% of net assets.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
43

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
(4)	Variable rate security. Rate disclosed is as of September 30, 2020. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date.
(8)	This loan will settle after September 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Non-income producing.
(11)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	86%
Canada	2
Netherlands	1
Cayman Islands	1
Indonesia	1
Mexico	1
United Kingdom	1
Other	7
Total	100%
† % of total investments as of September 30, 2020.
See Notes to Financial Statements
44

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$1,360,949	$ —	$1,360,949	$ —
Corporate Bonds and Notes	1,995,352	—	1,995,350	2 (1)
Foreign Government Securities	274,400	—	274,400	—
Leveraged Loans	576,691	—	576,691	— (1)
Mortgage-Backed Securities	1,553,490	—	1,553,490	—
Municipal Bond	4,598	—	4,598	—
U.S. Government Securities	124,716	—	124,716	—
Equity Securities:
Common Stocks	287	287	—	—
Preferred Stocks	22,937	—	22,937	—
Rights	108	—	108	—
Warrant	164	—	—	164
Exchange-Traded Fund	29,724	29,724	—	—
Total Investments	$5,943,416	$30,011	$5,913,239	$166

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $42,200 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements
45

Newfleet Multi-Sector Short Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Asset-Backed Securities	Corporate Bonds And Notes	Leveraged Loans	Mortgage-Backed Securities	Right	Warrant
Investments in Securities
Balance as of September 30, 2019:	$ 67,186	$14,074	$11 (a)	$— (a)	$ 52,720	$ 85	$ 296
Accrued discount/(premium)	— (b)	—	—	— (b)	— (b)	—	—
Realized gain (loss)	(184)	23	—	—	(207)	—	—
Change in unrealized appreciation (depreciation)(c)	(53)	23	(9)	— (b)	42	23	(132)
Sales (d)	(24,583)	(9,426)	—	—	(15,157)	—	—
Transfers from Level 3(e)	(42,200)	(4,694)	—	—	(37,398)	(108)	—
Balance as of September 30, 2020	$ 166	$ —	$ 2(a)	$— (a)	$ —	$ —	$ 164
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Amount is less than $500.
(c) The change in unrealized appreciation (depreciation) on investments still held at September 30, 2020, was $(141).
(d) Includes paydowns on securities.
(e) “Transfers into and/or from” represent the ending value as of September 30, 2020, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements
46

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value(1)	$ 5,943,416
Cash	143,379
Receivables
Investment securities sold	5,965
Fund shares sold	9,899
Dividends and interest	31,631
Prepaid Trustees’ retainer	117
Prepaid expenses	62
Other assets	639
Total assets	6,135,108
Liabilities
Payables
Fund shares repurchased	9,425
Investment securities purchased	162,740
Dividend distributions	1,538
Investment advisory fees	2,311
Distribution and service fees	453
Administration and accounting fees	507
Transfer agent and sub-transfer agent fees and expenses	939
Professional fees	62
Trustee deferred compensation plan	639
Interest expense and/or commitment fees	9
Other accrued expenses	207
Total liabilities	178,830
Net Assets	$ 5,956,278
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 6,103,640
Accumulated earnings (loss)	(147,362)
Net Assets	$ 5,956,278
Net Assets:
Class A	$ 857,107
Class C	$ 433,279
Class C1	$ 114,699
Class I	$ 4,539,835
Class R6	$ 11,358
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	181,331,160
Class C	90,384,272
Class C1	23,989,852
Class I	958,925,062
Class R6	2,397,223
See Notes to Financial Statements
47

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
Net Asset Value and Redemption Price Per Share:
Class A	$ 4.73
Class C	$ 4.79
Class C1	$ 4.78
Class I	$ 4.73
Class R6	$ 4.74
Maximum Offering Price per Share (NAV/(1-2.25%*)):
Class A	$ 4.84
* Maximum sales charge
(1) Investment in securities at cost	$ 5,896,403

See Notes to Financial Statements
48

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
STATEMENT OF OPERATIONS YEAR ENDED
September 30, 2020
($ reported in thousands)
Investment Income
Dividends	$ 5,102
Interest	210,006
Security lending, net of fees	280
Foreign taxes withheld	(10)
Total investment income	215,378
Expenses
Investment advisory fees	28,798
Distribution and service fees, Class A	2,107
Distribution and service fees, Class C	2,476
Distribution and service fees, Class C1	1,661
Administration and accounting fees	6,341
Transfer agent fees and expenses	2,637
Sub-transfer agent fees and expenses, Class A	610
Sub-transfer agent fees and expenses, Class C	288
Sub-transfer agent fees and expenses, Class C1	100
Sub-transfer agent fees and expenses, Class I	3,217
Custodian fees	12
Printing fees and expenses	340
Professional fees	146
Interest expense and/or commitment fees	37
Registration fees	226
Trustees’ fees and expenses	527
Miscellaneous expenses	397
Total expenses	49,920
Less net expenses reimbursed and/or waived by investment adviser(1)	(11)
Less low balance account fees	(1)
Net expenses	49,908
Net investment income (loss)	165,470
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(10,639)
Foreign currency transactions	(1,988)
Net change in unrealized appreciation (depreciation) on:
Investments	6,671
Foreign currency transactions	8
Net realized and unrealized gain (loss) on investments	(5,948)
Net increase (decrease) in net assets resulting from operations	$159,522

(1)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
49

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(reported in thousands)
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 165,470	$ 201,569
Net realized gain (loss)	(12,627)	(72,024)
Net change in unrealized appreciation (depreciation)	6,679	156,008
Increase (decrease) in net assets resulting from operations	159,522	285,553
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(21,578)	(21,847)
Class C	(11,346)	(18,208)
Class C1	(3,010)	(4,893)
Class I	(127,738)	(136,183)
Class R6	(320)	(160)
Return of Capital:
Class A	(2,308)	(2,625)
Class C	(1,356)	(2,471)
Class C1	(455)	(831)
Class I	(12,460)	(15,080)
Class R6	(30)	(17)
Total Dividends and Distributions to Shareholders	(180,601)	(202,315)
Change in Net Assets from Capital Transactions
Shares sold and cross class conversions:
Class A (45,831 and 131,106 shares, respectively)	214,777	608,263
Class C (3 and 43,334 shares, respectively)	15	203,366
Class C1 (4,727 and 3,765 shares, respectively)	22,398	17,803
Class I (328,899 and 271,045 shares, respectively)	1,539,304	1,266,053
Class R6 (2,223 and 929 shares, respectively)	10,419	4,325
Reinvestment of distributions:
Class A (4,513 and 4,600 shares, respectively)	21,038	21,489
Class C (2,666 and 4,348 shares, respectively)	12,596	20,532
Class C1 (487 and 839 shares, respectively)	2,295	3,953
Class I (26,392 and 28,436 shares, respectively)	123,234	132,925
Class R6 (49 and 25 shares, respectively)	231	115
Shares repurchased and cross class conversions:
Class A ((59,515) and (98,212) shares, respectively)	(276,484)	(456,110)
Class C ((32,673) and (147,719) shares, respectively)	(154,019)	(694,497)
Class C1 ((22,152) and (28,461) shares, respectively)	(104,849)	(134,319)
Class I ((390,608) and (374,977) shares, respectively)	(1,799,312)	(1,744,061)
Class R6 ((1,232) and (277) shares, respectively)	(5,763)	(1,296)
Increase (decrease) in net assets from capital transactions	(394,120)	(751,459)
Net increase (decrease) in net assets	(415,199)	(668,221)
Net Assets
Beginning of period	6,371,477	7,039,698
End of Period	$ 5,956,278	$ 6,371,477
See Notes to Financial Statements
50

THIS PAGE INTENTIONALLY BLANK.

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions

Class A
10/1/19 to 9/30/20	$4.72	0.12	0.02	0.14	(0.12)	(0.01)	(0.13)
10/1/18 to 9/30/19	4.65	0.14	0.07	0.21	(0.12)	(0.02)	(0.14)
10/1/17 to 9/30/18	4.78	0.14	(0.14)	—	(0.12)	(0.01)	(0.13)
10/1/16 to 9/30/17	4.78	0.14	—	0.14	(0.14)	—	(0.14)
10/1/15 to 9/30/16	4.69	0.15	0.08	0.23	(0.14)	—	(0.14)
Class C
10/1/19 to 9/30/20	$4.78	0.11	0.02	0.13	(0.11)	(0.01)	(0.12)
10/1/18 to 9/30/19	4.71	0.13	0.07	0.20	(0.11)	(0.02)	(0.13)
10/1/17 to 9/30/18	4.84	0.13	(0.14)	(0.01)	(0.11)	(0.01)	(0.12)
10/1/16 to 9/30/17	4.84	0.13	—	0.13	(0.13)	—	(0.13)
10/1/15 to 9/30/16	4.75	0.14	0.07	0.21	(0.12)	—	(0.12)
Class C1
10/1/19 to 9/30/20	$4.77	0.09	0.02	0.11	(0.09)	(0.01)	(0.10)
10/1/18 to 9/30/19	4.70	0.11	0.07	0.18	(0.09)	(0.02)	(0.11)
10/1/17 to 9/30/18	4.83	0.10	(0.13)	(0.03)	(0.09)	(0.01)	(0.10)
10/1/16 to 9/30/17	4.83	0.11	—	0.11	(0.11)	—	(0.11)
10/1/15 to 9/30/16	4.73	0.12	0.08	0.20	(0.10)	—	(0.10)
Class I
10/1/19 to 9/30/20	$4.72	0.13	0.02	0.15	(0.13)	(0.01)	(0.14)
10/1/18 to 9/30/19	4.66	0.15	0.06	0.21	(0.13)	(0.02)	(0.15)
10/1/17 to 9/30/18	4.79	0.15	(0.14)	0.01	(0.13)	(0.01)	(0.14)
10/1/16 to 9/30/17	4.78	0.16	0.01	0.17	(0.16)	—	(0.16)
10/1/15 to 9/30/16	4.69	0.16	0.08	0.24	(0.15)	—	(0.15)
Class R6
10/1/19 to 9/30/20	$4.72	0.14	0.03	0.17	(0.14)	(0.01)	(0.15)
10/1/18 to 9/30/19	4.65	0.16	0.07	0.23	(0.14)	(0.02)	(0.16)
10/1/17 to 9/30/18	4.78	0.15	(0.13)	0.02	(0.14)	(0.01)	(0.15)
11/3/16 (10) to 9/30/17	4.76	0.15	0.02	0.17	(0.15)	—	(0.15)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
52

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate

0.01	$4.73	3.10%	$ 857,107	0.98% (6)	0.98%	2.58%	70%
0.07	4.72	4.62	898,392	0.97 (6)	0.98	3.01	58
(0.13)	4.65	0.05	711,425	0.97 (6)	0.98	2.88	55
—	4.78	3.07 (7)	925,677	1.00 (6)(7)	1.01	3.04 (7)	69
0.09	4.78	4.90	1,307,484	1.00 (6)(8)	1.01	3.19	53

0.01	$4.79	2.81%	$ 433,279	1.21% (6)	1.21%	2.35%	70%
0.07	4.78	4.31	575,524	1.21 (6)	1.21	2.78	58
(0.13)	4.71	(0.18)	1,039,109	1.20 (6)	1.21	2.66	55
—	4.84	2.78 (7)	1,266,378	1.25 (6)(7)	1.25	2.80 (7)	69
0.09	4.84	4.58	1,321,202	1.25 (6)(8)	1.26	2.94	53

0.01	$4.78	2.31%	$ 114,699	1.71% (6)	1.71%	1.85%	70%
0.07	4.77	3.80	195,185	1.71 (6)	1.72	2.28	58
(0.13)	4.70	(0.68)	304,444	1.70 (6)	1.71	2.16	55
—	4.83	2.28 (7)	377,835	1.75 (6)(7)	1.75	2.30 (7)	69
0.10	4.83	4.29	489,924	1.75 (6)(8)	1.76	2.44	53

0.01	$4.73	3.36%	$4,539,835	0.72% (6)	0.72%	2.83%	70%
0.06	4.72	4.66	4,695,968	0.72 (6)	0.72	3.26	58
(0.13)	4.66	0.32	4,981,559	0.71 (6)	0.71	3.16	55
0.01	4.79	3.54 (7)	4,811,684	0.75 (6)(7)	0.76	3.30 (7)	69
0.09	4.78	5.16	4,033,610	0.75 (6)(8)	0.76	3.44	53

0.02	$4.74	3.65%	$ 11,358	0.55%	0.65%	2.99%	70%
0.07	4.72	4.96	6,408	0.55	0.65	3.42	58
(0.13)	4.65	0.38	3,161	0.59 (9)	0.65	3.29	55
0.02	4.78	3.54 (7)	2,533	0.70 (7)	0.71	3.05 (7)	69 (11)

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
53

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(6)	The share class is currently under its expense limitation.
(7)	Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) by 0.01%. Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return by 0.01%.
(8)	Net expense ratio includes extraordinary proxy expenses.
(9)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(10)	Inception date.
(11)	Portfolio turnover is representative of the Fund for the entire period.
See Notes to Financial Statements
54

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2020
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 22 funds of the Trust are offered for sale, of which the Newfleet Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary page. There is no guarantee that the Fund will achieve its objective.
The Fund offers Class A shares, Class C shares, Class C1 shares, Class I shares, and Class R6 shares.
Class A shares are sold with a front-end sales charge of up to 2.25% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 12 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are sold without a sales charge. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class C1 shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC. Effective April 30, 2019, Class C shares of the Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through reinvestment transactions. Shareholders who own Class C shares of the Fund may continue to hold such shares until they convert to Class A shares under the existing conversion schedule, as described in the Fund’s prospectus, or may exchange them for Class C shares of another Virtus Mutual Fund as permitted by existing exchange privileges. All other Class C share characteristics, including 12b-1 Plan fees, shareholder service fees, and conversion features are unchanged.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held
55

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Less low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
56

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
57

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
58

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and forward commitment securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
H.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities
59

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
I.	Securities Lending
The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) that permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.
60

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion through $10 Billion	Over $10 Billion
0.55%	0.50%	0.45%	0.425%
B.	Subadviser
Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.
C.	Expense Limitation
The Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following percentages of the Fund’s average net asset values through January 31, 2021. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are calculated daily and received monthly.

Class A	Class C	Class C1	Class I	Class R6
1.10%*	1.35%*	1.85%*	0.85%*	0.55%
* Share class is currently below its expense cap.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
	2021	2022	2023	Total
Class R6	$ 2	$ 5	$ 11	$ 18

61

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2020, it retained net commissions of $15 for Class A shares, and CDSC of $22, $—* and $12 for Class A shares, Class C shares, and Class C1 shares, respectively.
In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the following annual rates: 0.25% for Class A shares, 0.50% for Class C shares, and 1.00% for Class C1 shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
* Amount is less than $500.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.
For the period ended September 30, 2020, the Fund incurred administration fees totaling $5,797 which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2020, the Fund incurred transfer agent fees totaling $2,599 which are included in the Statement of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at September 30, 2020.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2020, were as follows:
Purchases	Sales
$3,699,274	$4,017,491
62

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2020, were as follows:
Purchases	Sales
$481,577	$457,852
Note 5. 10% Shareholders
As of September 30, 2020, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:
% of Shares Outstanding	Number of Accounts*
35%	2
*	The shareholders are not affiliated with Virtus.
Note 6. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be
63

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
Note 7.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 8. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At September 30, 2020, the Fund did not hold any securities that were restricted.
Note 9. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Fund and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Fund had no borrowings at any time during the period ended September 30, 2020.
Note 10. Federal Income Tax Information
($ reported in thousands)
At September 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 5,899,413	$ 134,770	$ (90,767)	$ 44,003
64

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The Fund has capital loss carryovers available to offset future realized gains. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Fund’s capital loss carryovers are as follows:

Short-Term	Long-Term
$70,491	$114,199
Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended September 30, 2020, the Fund deferred and recognized qualified late year losses as follows:
Capital Loss Deferred	Capital Loss Recognized
$ 5,933	$ (44,562)
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2020 and 2019 was as follows:
	Year Ended	Year Ended
	2020	2019
Ordinary Income	$163,992	$181,291
Return of Capital	16,609	21,024
Total	$180,601	$202,315
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, and expiring capital loss carryovers. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2020, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:
Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
$ 4,800	$ (4,800)
Note 11. Regulatory Matters and Litigation
From time to time, the Trust, the Fund, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by
65

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 12. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 13. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Effective October 1, 2020, the Fund may loan portfolio securities under the securities lending program.
66

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Newfleet Multi-Sector Short Term Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Newfleet Multi-Sector Short Term Bond Fund (one of the funds constituting Virtus Opportunities Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
67

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND
TAX INFORMATION NOTICE (Unaudited)
September 30, 2020
For the fiscal year ended September 30, 2020, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
QDI	DRD	LTCG
—%	—%	$—
68

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk, which is the risk that the Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.
Assessment and management of the Fund’s liquidity risk under the Program takes into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 19-21, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Fund. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
69

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2016 68 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
70

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950 Served Since: 2016 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 68 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 68 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 72 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
71

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 68 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 68 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
72

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2020 68 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
73

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
74

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
75

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
76

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
77

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; and Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.
78

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VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8010	11-20

ANNUAL REPORT
VIRTUS OPPORTUNITIES TRUST

September 30, 2020
Virtus Vontobel Emerging Markets Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Vontobel Emerging Markets Opportunities Fund
(“Vontobel Emerging Markets Opportunities Fund”)
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO HOLDINGS  INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Vontobel Emerging Markets Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2020.
We witnessed unprecedented events and stark changes during the past 12 months. The global economy, which experienced strong growth during the first five months of the fiscal year, was largely shut down in March of 2020 in response to the coronavirus pandemic. Markets reacted by declining sharply, leading policymakers to quickly introduce supportive monetary and fiscal measures. These proved effective, and many markets swiftly reversed course. In fact, the U.S. stock market erased its losses and reached a new high in August.
After this wild ride, most asset classes were able to post positive returns for the 12 months ended September 30, 2020. U.S. large-capitalization stocks returned 15.15%, as measured by the S&P 500® Index. Small-cap stocks lagged, but wound up in positive territory with a return of 0.39%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), were up 0.49% for the 12 months, trailing emerging markets, which gained 10.54%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, monetary easing drove the yield on the 10-year Treasury to 0.69% at September 30, 2020, down sharply from 1.68% on September 30, 2019. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 6.98%. Non-investment grade bonds were up 3.25% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
Our investment teams maintained their disciplined approach in the midst of this turbulence, and remain focused on helping you achieve your long-term goals. While uncertainty may lie ahead, you can depend on us to continue investing your capital with skill and care. To learn more about the other investment strategies we offer, please visit Virtus.com .
On behalf of our investment managers, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
November 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
1

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Vontobel Emerging Markets Opportunities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2020.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,292.30	1.56%	$ 8.94
Class C	1,000.00	1,287.30	2.23	12.75
Class I	1,000.00	1,293.70	1.27	7.28
Class R6	1,000.00	1,294.10	0.98	5.62

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
2

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2020 TO September 30, 2020
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$ 1,000.00	$ 1,017.20	1.56%	$ 7.87
Class C	1,000.00	1,013.85	2.23	11.23
Class I	1,000.00	1,018.65	1.27	6.41
Class R6	1,000.00	1,020.10	0.98	4.95

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.
3

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
KEY INVESTMENT TERMS (Unaudited)
September 30, 2020
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Gross Domestic Product (“GDP”)
The gross domestic product represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI India Index
The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 86 constituents, the index covers approximately 85% of the Indian equity universe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
4

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2020
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange.
5

Ticker Symbols:
Class A: HEMZX
Class C: PICEX
Class I: HIEMX
Class R6: VREMX
Vontobel Emerging Markets Opportunities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Vontobel Asset Management, Inc.
■	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2020, the Fund’s Class A shares at NAV returned 5.22%, Class C shares at NAV returned 4.49%, Class I shares at NAV returned 5.57% and Class R6 shares at NAV returned 5.86%. For the same period, the MSCI Emerging Markets Index (net), which serves as both the broad-based and style-specific index appropriate for comparison, returned 10.54%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2020?
The MSCI Emerging Markets Index (net) (the Index) was positive in the fiscal first quarter, negative in the fiscal second quarter, and positive in the fiscal third and fourth quarters.
The Index returned 11.84% for the fourth quarter of 2019. Emerging markets finished the year on a high after a breakthrough in negotiations on global trade, combined with a brightening economic outlook for China, Brazil, and other major markets, unleashed a fourth quarter rally that outstripped performance elsewhere around the globe. Following months of increasingly encouraging signals, the U.S. and China agreed to “phase one” of a trade deal, which cancelled new tariffs and rolled back some earlier levies. The news unleashed strong gains in the second half of
December. In contrast to China, the picture in India darkened. Economic growth slowed and defaults in the country’s non-bank financial sector continued to rise. While the MSCI India Index lagged the broader Index, it returned 5.32% for the fourth quarter. Stimulating growth was also a common concern in Latin America. Mexico unveiled a $43 billion infrastructure investment plan after revised figures showed that its economy had slipped into recession. On a positive note, in Brazil, President Jair Bolsonaro’s pension reform bill passed, spurring hopes of further reforms. Economic progress was better than expected during the period, as Brazil’s central bank implemented a fourth cut in interest rates to spur further growth.
The fight to contain COVID-19 and its impact on the global economy dominated market movements in the first quarter of 2020. The Index returned -23.60% as global lockdown measures combined with an emerging oil price war to undermine investor confidence. The selloff was broad-based, with all sectors and countries in the Index producing negative returns, many in the double digits. China, first into the crisis, imposed stringent lockdowns, and activity slumped as a result. But toward the end of March, some green shoots began to appear as restrictions were eased. Elsewhere across Asia, countries grappled with soaring case numbers. India, hit later than nearby Southeast Asian countries, imposed lockdown measures on short notice in March to slow the spread of the virus across the densely populated country, putting pressure on the already slowing economy. In Latin America, the Brazilian and Mexican administrations drew criticism for their relaxed responses to the coronavirus crisis. As the outbreak worsened, Brazil’s central bank unveiled a large liquidity package, including loans to banks and a cut in the reserve requirement. Mexico was hit hard by the collapse in global oil prices.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Vontobel Emerging Markets Opportunities
Fund (Continued)
Emerging market equities rebounded strongly in the second quarter of 2020, as investors watched for positive news on the COVID-19 pandemic and looked through the deepening economic turmoil. The Index returned 18.08% for the quarter. Emerging market equities followed a similar path to those of the developed markets, although EM countries showed a greater variation in policy response to the pandemic. The Chinese government implemented stimulus measures that were equivalent to more than 6% of nominal gross domestic product (GDP). The Chinese economy continued to reopen, while other emerging markets, such as India and Brazil, remained in the thick of the pandemic. India’s lockdown hit the poorest migrant workers hard and was impacted by difficulties with contact tracing and testing. In May, the country unveiled a stimulus package close to 10% of GDP. Late in the second quarter of 2020, Latin America became the epicenter of the COVID-19 pandemic. Brazil’s toll of infections and deaths became the world’s second highest, leading to protests against President Jair Bolsonaro, who opposed lockdowns imposed by state governors. A similar spike in COVID-19 cases hampered Mexico’s attempt to reopen its economy. At around 3% of GDP, the country’s $26 billion fiscal stimulus package was smaller than that of many other major emerging economies.
Emerging markets continued to advance in the third quarter of 2020, as investors were encouraged by the global monetary and fiscal response to the pandemic, the reopening of some economies, and accelerated vaccine development. Asian equities were the primary driver of returns in the Index, which returned 9.56%. First into lockdown, and first to begin loosening restrictions, China’s rebound accelerated. The country avoided slipping into recession, and saw measures of activity pick up through the third quarter. Businesses also bounced back quickly. In contrast to China’s success in handling the virus, India’s infection rates and fatalities rose as the country wrestled to impose lockdown restrictions on large parts of its migrant worker population. Its GDP contracted significantly, making it one of the worst-hit countries in the world. Latin America’s largest country also struggled with the practicality of fighting the virus, as well as the cost of minimizing its economic impact. Emergency cash handouts to Brazil’s poorest contributed to an improved outlook, but also fueled investor concerns that the government might abandon its spending cap. Mexico, already in recession before the impact of COVID-19, bucked the stimulus trend by sticking to tough austerity measures, leading to expectations of a slower rebound.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the MSCI Emerging Markets Index (net), for the 12 months ended September 30, 2020. The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.
Stocks that helped absolute performance
•	Alibaba Holdings reported strong results during the period. Overall growth was back to pre-COVID-19 levels, which was encouraging. Alibaba is the leading e-commerce platform operator in China, with a dominant market share in terms of overall gross merchandise volume (GMV). It is multiples larger in GMV than the second biggest player in China, JD.com. Alibaba’s key advantage versus competitors is that it has the largest number of vendors, which in turn attracts a massive pool of buyers.
•	In the wake of the COVID-19 lockdown, video games continued to show strong growth in China. Tencent Holdings is a major internet platform in China with a strong presence in online gaming and instant messaging, and one of the country’s largest web portals. The company has been
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Vontobel Emerging Markets Opportunities
Fund (Continued)
successful in providing popular services to attract new users and creating a network effect to maintain existing users. Online gaming is the largest contributor to revenue, but Tencent also generates sales through fee-based social networks, advertising, and e-commerce. The gaming revenues benefited from Tencent operating the dominant social networking platform by directing traffic to the gaming platform. This advantage translated into strong sales, as well as earnings growth, during the period.
•	Taiwan Semiconductor, Techtronic Industries, and Wuliangye Yibin also helped absolute performance.
Stocks that hurt absolute performance
•	Weak bar and restaurant traffic associated with the COVID-19 pandemic weighed on the industry during the quarter. Ambev is the dominant Brazilian brewer and also has a strong presence in non-alcoholic beverages. It has high market share in other Latin American countries as well as in Canada. Ambev has high margins, and generates significant amounts of cash. It pays a hefty dividend and is not levered. Thus, we continued to hold the stock as of the end of the fiscal year.
•	Banco Itau remained under pressure for cyclical as well as structural reasons. We exited the position early in 2020.
•	Fomento Economico Mexicano SAB, Kasikorn Bank plc, and Telekomunikasi also hurt absolute performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Geographic Concentration: A fund that focuses its investments in a particular geographic location will be sensitive to financial, economic, political, and other events negatively affecting that location.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the portfolio and its investments, including hampering the ability of the portfolio manager(s) to invest the portfolio’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2020.
Information Technology	24%
Consumer Discretionary	20
Consumer Staples	20
Communication Services	18
Financials	12
Industrials	3
Utilities	1
Other	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Vontobel Emerging Markets Opportunities
Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/20

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	5.22%	6.38%	3.73%	— %	—
Class A shares at POP[3,4]	-0.83	5.13	3.12	—	—
Class C shares at NAV[2] and with CDSC[4]	4.49	5.64	2.98	—	—
Class I shares at NAV[2]	5.57	6.71	4.02	—	—
Class R6 shares at NAV[2]	5.86	6.87	—	3.18	11/12/14
MSCI Emerging Markets Index (net)	10.54	8.97	2.50	3.86 [5]	—
Fund Expense Ratios[6]: Class A shares: 1.57%; Class C shares: 2.25%; Class I shares: 1.25%; Class R6: Gross 1.13%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Vontobel Emerging Markets Opportunities
Fund (Continued)

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2010, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2020, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through March 31, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Vontobel Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS
September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—99.1%
Communication Services—17.9%
Autohome, Inc. ADR (China)	899,754	$ 86,376
NAVER Corp. (South Korea)	477,988	121,467
NCSoft Corp. (South Korea)	93,848	64,674
NetEase, Inc. (China)	3,139,991	56,377
NetEase, Inc. ADR (China)	180,429	82,036
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	388,935,333	67,155
Tencent Holdings Ltd. (China)	5,957,448	402,386
Tencent Music Entertainment Group ADR (China)(1)	6,727,430	99,364
Yandex N.V. Class A (Russia)(1)	998,901	65,178
		1,045,013

Consumer Discretionary—19.6%
Alibaba Group Holding Ltd. Sponsored ADR (China)(1)	1,669,376	490,763
Baozun, Inc. Sponsored ADR (China)(1)	1,643,651	53,402
Eicher Motors Ltd. (India)	2,382,566	71,135
Lojas Renner S.A. (Brazil)	14,316,253	101,281
Naspers Ltd. Class N (South Africa)	962,823	170,147
Shenzhou International Group Holdings Ltd. (China)	3,580,797	60,977
Yum China Holdings, Inc. (China)	3,246,484	171,901
Yum China Holdings, Inc. (China)(1)	525,360	26,980
		1,146,586

Consumer Staples—19.6%
Ambev S.A. ADR (Brazil)	10,213,741	23,083
	Shares	Value

Consumer Staples—continued
Anheuser-Busch InBev NV (Belgium)	1,578,053	$ 85,525
Budweiser Brewing Co. APAC Ltd. (Hong Kong)	34,213,811	100,070
CP ALL PCL (Thailand)	45,753,776	87,220
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	1,548,598	87,016
Heineken NV (Netherlands)	2,056,780	182,984
LG Household & Health Care Ltd. (South Korea)	77,733	95,927
Unilever NV (Netherlands)	3,731,840	225,334
Vietnam Dairy Products JSC (Vietnam)	6,780,442	32,085
Vitasoy International Holdings Ltd. (Hong Kong)	10,469,697	40,826
Wal-Mart de Mexico SAB de C.V. (Mexico)	20,911,583	50,039
Wuliangye Yibin Co., Ltd. Class A (China)	4,098,389	133,617
		1,143,726

Financials—12.1%
B3 SA - Brasil Bolsa Balcao (Brazil)	3,060,794	30,042
Bank Central Asia Tbk PT (Indonesia)	31,804,705	58,056
Bank Polska Kasa Opieki SA (Poland)(1)	1,913,135	24,905
Bank Rakyat Persero Tbk PT (Indonesia)	238,663,022	48,963
HDFC Bank Ltd. (India)(1)	5,381,943	79,006
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1,836,533	86,452
Housing Development Finance Corp., Ltd. (India)	4,051,939	96,042
See Notes to Financial Statements
11

Vontobel Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
	Shares	Value

Financials—continued
Kasikornbank PCL (Thailand)	14,510,566	$ 35,441
Kotak Mahindra Bank Ltd. (India)(1)	5,395,844	93,164
Public Bank Bhd (Malaysia)	13,492,725	51,032
United Overseas Bank Ltd. (Singapore)	6,462,290	91,036
XP, Inc. Class A (Brazil)(1)	371,288	15,479
		709,618

Health Care—1.1%
Notre Dame Intermedica Participacoes SA (Brazil)	5,435,027	63,071
Industrials—2.7%
MTR Corp., Ltd. (Hong Kong)	10,995,186	54,568
Techtronic Industries Co., Ltd. (Hong Kong)	8,018,541	106,612
		161,180

Information Technology—23.4%
Beijing Sinnet Technology Co., Ltd. Class A (China)	16,466,305	54,316
HCL Technologies Ltd. (India)	18,663,314	205,765
Largan Precision Co., Ltd. (Taiwan)	580,251	67,953
SK Hynix, Inc. (South Korea)	3,178,542	227,847
Sunny Optical Technology Group Co., Ltd. (China)	5,025,194	78,053
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	25,120,188	377,910
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	646,811	52,437
	Shares	Value

Information Technology—continued
Tata Consultancy Services Ltd. (India)	6,241,748	$ 211,173
Win Semiconductors Corp. (Taiwan)	9,212,152	91,856
		1,367,310

Materials—1.1%
Asian Paints Ltd. (India)	2,490,003	67,092
Utilities—1.6%
ENN Energy Holdings Ltd. (China)	8,351,139	91,639
Total Common Stocks (Identified Cost $4,869,523)		5,795,235

Total Long-Term Investments—99.1% (Identified Cost $4,869,523)		5,795,235

TOTAL INVESTMENTS—99.1% (Identified Cost $4,869,523)		$5,795,235
Other assets and liabilities, net—0.9%		52,135
NET ASSETS—100.0%		$5,847,370
Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
China	32%
India	15
Taiwan	10
South Korea	9
Netherlands	7
Hong Kong	7
Brazil	3
Other	17
Total	100%
† % of total investments as of September 30, 2020.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
12

Vontobel Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$5,795,235	$2,381,139	$3,414,096
Total Investments	$5,795,235	$2,381,139	$3,414,096
There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Financial Statements
13

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value(1)	$ 5,795,235
Cash	110,280
Receivables
Investment securities sold	13,153
Fund shares sold	3,895
Dividends	5,848
Tax reclaims	2,724
Prepaid Trustees’ retainer	119
Prepaid expenses	32
Other assets	634
Total assets	5,931,920
Liabilities
Due to custodian	10
Payables
Fund shares repurchased	6,653
Investment securities purchased	49,759
Foreign capital gains tax	20,201
Investment advisory fees	4,598
Distribution and service fees	159
Administration and accounting fees	503
Transfer agent and sub-transfer agent fees and expenses	1,595
Professional fees	71
Trustee deferred compensation plan	634
Interest expense and/or commitment fees	10
Other accrued expenses	357
Total liabilities	84,550
Net Assets	$ 5,847,370
Net Assets Consist of:
Common stock $0.001 par value	$ 514
Capital paid in on shares of beneficial interest	5,295,747
Accumulated earnings (loss)	551,109
Net Assets	$ 5,847,370
Net Assets:
Class A	$ 369,053
Class C	$ 99,139
Class I	$ 5,178,655
Class R6	$ 200,523
See Notes to Financial Statements
14

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2020
(Reported in thousands except shares and per share amounts)
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	33,531,586
Class C	$ 9,333,456
Class I	$ 453,829,090
Class R6	17,523,779
Net Asset Value and Redemption Price Per Share:
Class A	$ 11.01
Class C	$ 10.62
Class I	$ 11.41
Class R6	$ 11.44
Maximum Offering Price per Share (NAV/(1-5.75%*)):
Class A	$ 11.68
* Maximum sales charge
(1) Investment in securities at cost	$ 4,869,523

See Notes to Financial Statements
15

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
STATEMENT OF OPERATIONS YEAR ENDED
September 30, 2020
($ reported in thousands)
Investment Income
Dividends	$ 113,966
Interest	14
Security lending, net of fees	424
Foreign taxes withheld	(11,047)
Total investment income	103,357
Expenses
Investment advisory fees	60,316
Distribution and service fees, Class A	1,010
Distribution and service fees, Class C	1,165
Administration and accounting fees	6,582
Transfer agent fees and expenses	2,750
Sub-transfer agent fees and expenses, Class A	683
Sub-transfer agent fees and expenses, Class C	120
Sub-transfer agent fees and expenses, Class I	6,485
Custodian fees	257
Printing fees and expenses	440
Professional fees	194
Interest expense and/or commitment fees	68
Registration fees	154
Trustees’ fees and expenses	562
Miscellaneous expenses	967
Total expenses	81,753
Less net expenses reimbursed and/or waived by investment adviser(1)	(241)
Less low balance account fees	— (2)
Net expenses	81,512
Net investment income (loss)	21,845
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(145,341)
Foreign currency transactions	(6,077)
Net change in unrealized appreciation (depreciation) on:
Investments	359,048
Foreign currency transactions	188
Foreign capital gains tax	(16,447)
Net realized and unrealized gain (loss) on investments	191,371
Net increase (decrease) in net assets resulting from operations	$ 213,216

(1)	See Note 3D in Notes to Financial Statements.
(2)	Amount is less than $500.
See Notes to Financial Statements
16

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
(reported in thousands)
	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 21,845	$ 102,774
Net realized gain (loss)	(151,418)	36,527
Net change in unrealized appreciation (depreciation)	342,789	204,557
Increase (decrease) in net assets resulting from operations	213,216	343,858
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(8,478)	(16,597)
Class C	(1,441)	(4,721)
Class I	(133,209)	(209,847)
Class R6	(2,708)	(3,906)
Total Dividends and Distributions to Shareholders	(145,836)	(235,071)
Change in Net Assets from Capital Transactions
Shares sold and cross class conversions:
Class A (9,057 and 13,820 shares, respectively)	93,018	141,802
Class C (420 and 1,150 shares, respectively)	4,358	11,447
Class I (100,907 and 155,904 shares, respectively)	1,037,831	1,683,600
Class R6 (10,515 and 3,183 shares, respectively)	114,095	34,320
Net assets from merger(1):
Class R6 (— and 2,289 shares, respectively)	—	24,973
Reinvestment of distributions:
Class A (623 and 1,476 shares, respectively)	6,968	13,991
Class C (123 and 479 shares, respectively)	1,335	4,405
Class I (9,993 and 18,775 shares, respectively)	115,621	183,998
Class R6 (191 and 346 shares, respectively)	2,205	3,402
Shares repurchased and cross class conversions:
Class A ((21,189) and (22,963) shares, respectively)	(211,952)	(236,775)
Class C ((4,422) and (6,551) shares, respectively)	(43,221)	(65,681)
Class I ((221,600) and (204,994) shares, respectively)	(2,260,192)	(2,169,445)
Class R6 ((4,043) and (6,589) shares, respectively)	(43,156)	(69,215)
Increase (decrease) in net assets from capital transactions	(1,183,090)	(439,178)
Net increase (decrease) in net assets	(1,115,710)	(330,391)
Net Assets
Beginning of period	6,963,080	7,293,471
End of Period	$ 5,847,370	$ 6,963,080

(1)	See Note 11 in Notes to Financial Statements.
See Notes to Financial Statements
17

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and nrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions

Class A
10/1/19 to 9/30/20	$10.65	0.01	0.55	0.56	(0.16)	(0.04)	(0.20)
10/1/18 to 9/30/19	10.44	0.12	0.42	0.54	(0.06)	(0.27)	(0.33)
10/1/17 to 9/30/18	11.11	0.06	(0.71)	(0.65)	(0.02)	—	(0.02)
10/1/16 to 9/30/17	9.90	0.05	1.21	1.26	(0.05)	—	(0.05)
1/1/16 to 9/30/16(6)	8.68	0.03	1.19	1.22	—	—	—
1/1/15 to 12/31/15	9.58	0.07	(0.91)	(0.84)	(0.06)	—	(0.06)
Class C
10/1/19 to 9/30/20	$10.27	(0.06)	0.52	0.46	(0.07)	(0.04)	(0.11)
10/1/18 to 9/30/19	10.08	0.04	0.42	0.46	—	(0.27)	(0.27)
10/1/17 to 9/30/18	10.77	(0.01)	(0.68)	(0.69)	—	—	—
10/1/16 to 9/30/17	9.63	(0.03)	1.17	1.14	—	—	—
1/1/16 to 9/30/16(6)	8.49	(0.02)	1.16	1.14	—	—	—
1/1/15 to 12/31/15	9.37	—	(0.88)	(0.88)	—	—	—
Class I
10/1/19 to 9/30/20	$11.03	0.04	0.58	0.62	(0.20)	(0.04)	(0.24)
10/1/18 to 9/30/19	10.82	0.17	0.42	0.59	(0.11)	(0.27)	(0.38)
10/1/17 to 9/30/18	11.49	0.11	(0.73)	(0.62)	(0.05)	—	(0.05)
10/1/16 to 9/30/17	10.24	0.07	1.26	1.33	(0.08)	—	(0.08)
1/1/16 to 9/30/16(6)	8.96	0.04	1.24	1.28	—	—	—
1/1/15 to 12/31/15	9.89	0.10	(0.95)	(0.85)	(0.08)	—	(0.08)
Class R6
10/1/19 to 9/30/20	$11.04	0.06	0.59	0.65	(0.21)	(0.04)	(0.25)
10/1/18 to 9/30/19	10.82	0.19	0.42	0.61	(0.12)	(0.27)	(0.39)
10/1/17 to 9/30/18	11.48	0.12	(0.73)	(0.61)	(0.05)	—	(0.05)
10/1/16 to 9/30/17	10.25	0.10	1.23	1.33	(0.10)	—	(0.10)
1/1/16 to 9/30/16(6)	8.96	0.05	1.24	1.29	—	—	—
1/1/15 to 12/31/15	9.89	0.08	(0.91)	(0.83)	(0.10)	—	(0.10)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
18

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate

0.36	$11.01	5.22%	$ 369,053	1.57%	1.57%	0.07%	55%
0.21	10.65	5.64	479,456	1.57	1.57	1.20	30
(0.67)	10.44	(5.83)	550,117	1.58	1.58	0.54	38
1.21	11.11	12.81	706,974	1.60	1.61	0.46	27
1.22	9.90	14.06	1,082,242	1.59 (7)	1.60	0.40	25
(0.90)	8.68	(8.77)	745,947	1.56	1.56	0.73	27

0.35	$10.62	4.49%	$ 99,139	2.25%	2.25%	(0.61) %	55%
0.19	10.27	4.93	135,668	2.25	2.25	0.41	30
(0.69)	10.08	(6.41)	182,813	2.25	2.25	(0.12)	38
1.14	10.77	11.84	214,738	2.34	2.35	(0.30)	27
1.14	9.63	13.56	222,221	2.34 (7)	2.35	(0.31)	25
(0.88)	8.49	(9.50)	223,303	2.31	2.31	(0.01)	27

0.38	$11.41	5.57%	$5,178,655	1.26%	1.26%	0.38%	55%
0.21	11.03	5.91	6,228,010	1.25	1.25	1.56	30
(0.67)	10.82	(5.46)	6,434,732	1.23	1.23	0.91	38
1.25	11.49	13.10	7,198,678	1.33	1.34	0.72	27
1.28	10.24	14.29	6,214,272	1.33 (7)	1.34	0.64	25
(0.93)	8.96	(8.55)	8,726,303	1.31	1.32	0.99	27

0.40	$11.44	5.86%	$ 200,523	0.98%	1.15%	0.59%	55%
0.22	11.04	6.11	119,946	1.03 (8)	1.13	1.80	30
(0.66)	10.82	(5.34)	125,809	1.15	1.15	1.01	38
1.23	11.48	13.15	126,422	1.20	1.21	0.92	27
1.29	10.25	14.40	45,197	1.21 (7)	1.22	0.72	25
(0.93)	8.96	(8.44)	34,379	1.21	1.21	0.90	27

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
19

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(6)	The Fund changed its fiscal year end to September 30 during the period.
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
See Notes to Financial Statements
20

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2020
Note 1. Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 22 funds of the Trust are offered for sale, of which the Vontobel Emerging Markets Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee that the Fund will achieve its objective.
The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares.
Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain
21

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
expenses of the Fund. These fees are reflected as “Less low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For
22

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute
23

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2020, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Lending
The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of
24

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) that permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
Effective March 13, 2020, the securities lending program was put on hold and all securities on loan were recalled.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion
1.00%	0.95%
B.	Subadviser
Vontobel Asset Management, Inc. (the “Subadviser”) is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.
C.	Expense Limitation
The Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, 0.98% of average daily net assets for Class R6 shares through March 31, 2021. Following the contractual period, the Adviser may discontinue this expense reimbursement arrangement at any time. The waivers and reimbursements are calculated daily and received monthly.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
25

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
	2022	2023	Total
Class R6	$ 118	$ 241	$ 359

E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2020, it retained net commissions of $9 for Class A shares and CDSC of $35 for Class A and $9 for Class C shares.
In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the following annual rates: 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.
For the period ended September 30, 2020, the Fund incurred administration fees totaling $6,017 which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2020, the Fund incurred transfer agent fees totaling $2,697 which are included in the Statement of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees.
26

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at September 30, 2020.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended September 30, 2020, were as follows:
Purchases	Sales
$3,436,690	$4,766,800
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2020.
Note 5. 10% Shareholders
As of September 30, 2020, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:
% of Shares Outstanding	Number of Accounts*
48%	2
*	The shareholders are not affiliated with Virtus.
Note 6. Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 7.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made
27

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 8. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At September 30, 2020, the Fund did not hold any securities that were restricted.
Note 9. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Fund and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 11, 2021. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The borrowings during the period ended September 30, 2020 by the Fund were as follows:
Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
$30	$29,128	2.06%	18
Note 10. Federal Income Tax Information
($ reported in thousands)
At September 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$ 4,931,716	$ 1,276,117	$ (412,598)	$ 863,519
28

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The Fund has capital loss carryovers available to offset future realized gains. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Fund’s capital loss carryovers are as follows:

Short-Term	Long-Term
$88,600	$83,520
Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2020, the Fund deferred qualified late year losses as follows:
Capital Loss Deferred
$ 147,736
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:
Undistributed Ordinary Income
$28,413
The differences between the book and tax basis distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2020 and 2019 was as follows:
	Year Ended	Year Ended
	2020	2019
Ordinary Income	$130,807	$ 63,071
Long-Term Capital Gains	15,029	172,000
Total	$145,836	$235,071
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the
29

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
Fund. As of September 30, 2020, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:
Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
$ — (1)	$ —(1)
(1)	Amount is less than $500.
Note 11. Reorganization
($ reported in thousands)
On November 14, 2018, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Vontobel Global Emerging Markets Equity Institutional Fund (the “Merged Fund”), a series of Advisers Investment Trust, and Vontobel Emerging Markets Opportunities Fund (the “Acquiring Fund”), a series of the Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to allow shareholders of the Merged Fund to own shares of a larger fund with a substantially similar investment objective and style as, and potentially deliver better value than, the Merged Fund. The acquisition was accomplished by a tax-free exchange of shares on March 22, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transactions associated with the merger are as follows:
Merged Fund	Shares Outstanding	Acquiring Fund	Shares Converted	Merged Fund Net Asset Value of Converted Shares
Vontobel Global Emerging Markets Equity Institutional Fund	Class I Shares 2,394,040	Vontobel Emerging Markets Opportunities Fund. . . . . . .	Class R6 Shares 2,288,639	$24,973
30

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
The net assets and net unrealized appreciation (depreciation) before the acquisition were as follows:
Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Vontobel Global Emerging Markets Equity Institutional Fund	$24,973	1,877	Vontobel Emerging Markets Opportunities Fund . . .	$97,783
The net assets of Class R6 shares of the Acquiring Fund immediately following the acquisition were $122,756.
Assuming the acquisition had been completed on October 1, 2018, the Vontobel Global Emerging Markets Equity Institutional Fund’s pro-forma results of operations for the period ended September 30, 2019, would have been as follows:
Net investment income (loss)	$102,795 (a)
Net realized and unrealized gain (loss) on investments	242,422 (b)
Net increase (decrease) in net assets resulting from operations	$345,217
(a) $102,774, as reported in the Statement of Operations, plus $21 net investment income from Vontobel Global Emerging Markets Equity Institutional Fund pre-merger.
(b) $241,084, as reported in the Statement of Operations, plus $1,338 net realized and unrealized gain (loss) on investments from Vontobel Global Emerging Markets Equity Institutional Fund pre-merger.
Because the Merged Fund and Acquiring Fund have been managed as an integrated single Fund since the completion date it is not feasible to separate the income/(losses) and gains/(losses) of the merged Vontobel Global Emerging Markets Equity Institutional Fund that have been included in the acquiring Vontobel Emerging Markets Opportunities Fund’s Statement of Operations since March 22, 2019.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Fund, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes
31

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020
the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
Effective October 1, 2020, the Fund may loan portfolio securities under the securities lending program.
32

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Vontobel Emerging Markets Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Vontobel Emerging Markets Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
33

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND
TAX INFORMATION NOTICE (Unaudited)
September 30, 2020
For the fiscal year ended September 30, 2020, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
QDI	DRD	LTCG
100%	2%	$ —
For the fiscal year ended September 30, 2020, the Fund recognized $112,370 (reported in thousands) of foreign source income on which the Fund paid foreign taxes of $11,047 (reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.
34

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk, which is the risk that the Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.
Assessment and management of the Fund’s liquidity risk under the Program takes into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 19-21, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Fund. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2016 68 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
36

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950 Served Since: 2016 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 68 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee since 2015), Virtus Mutual Fund Family (54 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 68 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 72 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
37

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 72 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 68 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (54 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 68 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
38

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2020 68 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
39

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (3 portfolios).
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
40

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
41

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
42

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
43

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; and Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.
44

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VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8004	11-20

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Thomas J. Brown, Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $445,400 for 2019 and $463,530 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $63,579 for 2019 and $36,562 for 2020. Such audit-related fees include the out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $81,628 for 2019 and $72,104 for 2020.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Opportunities Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $145,207 for 2019 and $108,666 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure	of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)      Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)          Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Virtus Opportunities Trust

By (Signature and Title)*        /s/ George R. Aylward

                                                  George R. Aylward, President

                                                  (principal executive officer)

Date    12/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ George R. Aylward

                                                  George R. Aylward, President

                                                  (principal executive officer)

Date    12/4/2020

By (Signature and Title)*        /s/ W. Patrick Bradley

                                                 W. Patrick Bradley, Executive Vice President, Chief Financial Officer,

                                                 and Treasurer

                                                 (principal financial officer)

Date    12/4/2020

* Print the name and title of each signing officer under his or her signature.